SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                  RELATING THE POOLING AND SERVICING AGREEMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2006

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                333-132232                                30-0183252
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

383 MADISON AVENUE                                                                                10179
NEW YORK, NEW YORK
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and The Bank of New York, as trustee.

         4.2 Grantor Trust Agreement, dated as of October 31, 2006, among Structured Asset Mortgage Investments II, Inc., as depositor, Wells Fargo Bank National Association, as paying agent and certificate registrar, and The Bank of New York, as grantor trustee.

         10.1 Yield Maintenance Agreements, dated October 31, 2006, between Bear Stearns Financial Products Inc. and the Trustee on the behalf of Structured Asset Mortgage Investments II Trust 2006-AR8.



         10.2 Certificate Guaranty Insurance Policy, dated as of October 31, 2006, of Ambac Assurance Corporation.

         10.3 Certificate Guaranty Insurance Policy Endorsement, dated as of October 31, 2006, of Ambac Assurance Corporation.





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
    ---------------------
Name: Baron Silverstein
Title:   Vice President

Dated:  November 15, 2006

                                  EXHIBIT INDEX


Exhibit      Item 601 (a) of         Sequentially                         Page
Number       Regulation S-K          Numbered
             Exhibit No.             Description

4.1          4                       Pooling and Servicing Agreement      4
4.2          4                       Grantor Trust Agreement
10.1         10                      Yield Maintenance Agreements
10.2         10                      Certificate Guaranty Insurance
                                     Policy
10.3         10                      Certificate Guaranty Insurance
             Policy Endorsement

                                                                  Execution Copy



                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                   DEPOSITOR,

                              THE BANK OF NEW YORK,

                                    TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                MASTER SERVICER,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                            SECURITIES ADMINISTRATOR,

                                       and

                            EMC MORTGAGE CORPORATION

                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 2006

             Structured Asset Mortgage Investments II Trust 2006-AR8
                       Mortgage Pass-Through Certificates

                                 Series 2006-AR8

                                TABLE OF CONTENTS


                                                                                                              PAGE
Article I Definitions............................................................................................2
         Section 1.01.     Definitions...........................................................................2
         Section 1.02.     Calculation of LIBOR.................................................................46

Article II Conveyance of Mortgage Loans; Original Issuance of Certificates......................................48
         Section 2.01.     Conveyance of Mortgage Loans to Trustee..............................................48
         Section 2.02.     Acceptance of Trust Fund by Trustee..................................................50
         Section 2.03.     Assignment of Interest in the Mortgage Loan Purchase Agreement.......................52
         Section 2.04.     Substitution of Mortgage Loans.......................................................54
         Section 2.05.     Issuance of Certificates.............................................................55
         Section 2.06.     Representations and Warranties Concerning the Depositor..............................56
         Section 2.07.     Covenants of the Master Servicer.....................................................57
         Section 2.08.     Purposes and Powers of the Trust.....................................................57

Article III Administration and Servicing of Mortgage Loans......................................................59
         Section 3.01.     Master Servicer......................................................................59
         Section 3.02.     REMIC-Related Covenants..............................................................60
         Section 3.03.     Monitoring of the Servicers..........................................................60
         Section 3.04.     Fidelity Bond........................................................................61
         Section 3.05.     Power to Act; Procedures.............................................................62
         Section 3.06.     Due-on-Sale Clauses; Assumption Agreements...........................................63
         Section 3.07.     Release of Mortgage Files............................................................63
         Section 3.08.     Documents, Records and Funds in Possession of Master Servicer To Be
                           Held for Trustee.....................................................................64
         Section 3.09.     Standard Hazard Insurance and Flood Insurance Policies...............................65
         Section 3.10.     Presentment of Claims and Collection of Proceeds.....................................65
         Section 3.11.     Maintenance of the Primary Mortgage Insurance Policies...............................65
         Section 3.12.     Trustee to Retain Possession of Certain Insurance Policies and Documents.............66
         Section 3.13.     Realization Upon Defaulted Mortgage Loans............................................66
         Section 3.14.     Compensation for the Servicers and the Master Servicer...............................66
         Section 3.15.     REO Property.........................................................................67
         Section 3.16.     Annual Statement as to Compliance....................................................67
         Section 3.17.     Assessments of Compliance and Attestation Reports....................................68
         Section 3.18.     Reports Filed with Securities and Exchange Commission................................70
         Section 3.19.     Intention of the Parties and Interpretation..........................................81
         Section 3.20.     UCC..................................................................................81
         Section 3.21.     Optional Purchase of Defaulted Mortgage Loans........................................81

Article IV Accounts.............................................................................................83
         Section 4.01.     Protected Accounts...................................................................83
         Section 4.02.     Distribution Account.................................................................85
         Section 4.03.     Permitted Withdrawals and Transfers from the Distribution Account....................86


                                        i


         Section 4.04.     Basis Risk Reserve Fund..............................................................88
         Section 4.05.     The Reserve Fund and the Cap Contracts...............................................89
         Section 4.06.     Final Maturity Reserve Account.......................................................90
         Section 4.07.     Supplemental Fund....................................................................92
         Section 4.08.     Certificate Insurance Policy.........................................................93

Article V Certificates..........................................................................................97
         Section 5.01.     Certificates.........................................................................97
         Section 5.02.     Registration of Transfer and Exchange of Certificates...............................106
         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates...................................110
         Section 5.04.     Persons Deemed Owners...............................................................110
         Section 5.05.     Transfer Restrictions on Residual Certificates......................................111
         Section 5.06.     Restrictions on Transferability of Certificates.....................................112
         Section 5.07.     ERISA Restrictions..................................................................112
         Section 5.08.     Rule 144A Information...............................................................114
         Section 5.09.     Appointment of Paying Agent and Certificate Registrar...............................114

Article VI Payments to Certificateholders......................................................................115
         Section 6.01.     Distributions on the Certificates...................................................115
         Section 6.02.     Allocation of Losses and Subsequent Recoveries on Certificates......................120
         Section 6.03.     Payments............................................................................122
         Section 6.04.     Statements to Certificateholders....................................................122
         Section 6.05.     Monthly Advances....................................................................126
         Section 6.06.     Compensating Interest Payments......................................................127

Article VII The Master Servicer................................................................................128
         Section 7.01.     Liabilities of the Master Servicer..................................................128
         Section 7.02.     Merger or Consolidation of the Master Servicer......................................128
         Section 7.03.     Indemnification of Trustee, the Custodians and the Securities Administrator.........128
         Section 7.04.     Limitations on Liability of the Master Servicer and Others..........................129
         Section 7.05.     Master Servicer Not to Resign.......................................................130
         Section 7.06.     Successor Master Servicer...........................................................130
         Section 7.07.     Sale and Assignment of Master Servicing.............................................131

Article VIII Default...........................................................................................132
         Section 8.01.     "Event of Default"..................................................................132
         Section 8.02.     Trustee to Act; Appointment of Successor............................................134
         Section 8.03.     Notification to Certificateholders..................................................135
         Section 8.04.     Waiver of Defaults..................................................................135
         Section 8.05.     List of Certificateholders..........................................................135

Article IX Concerning the Trustee and the Securities Administrator.............................................136
         Section 9.01.     Duties of Trustee and the Securities Administrator..................................136
         Section 9.02.     Certain Matters Affecting the Trustee and the Securities Administrator..............138
         Section 9.03.     Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans..140


                                       ii


         Section 9.04.     Trustee and Securities Administrator May Own Certificates............................141
         Section 9.05.     Trustee's and Securities Administrator's Fees and Expenses...........................141
         Section 9.06.     Eligibility Requirements for Trustee, Paying Agent and Securities Administrator......141
         Section 9.07.     Insurance............................................................................142
         Section 9.08.     Resignation and Removal of the Trustee and Securities Administrator..................142
         Section 9.09.     Successor Trustee, Paying Agent and Successor Securities Administrator...............143
         Section 9.10.     Merger or Consolidation of Trustee, Paying Agent or Securities Administrator.........144
         Section 9.11.     Appointment of Co-Trustee or Separate Trustee........................................144
         Section 9.12.     Federal Information Returns and Reports to Certificateholders; REMIC Administration..145

Article X Termination...........................................................................................148
         Section 10.01.    Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the
                           Mortgage Loans.......................................................................148
         Section 10.02.    Additional Termination Requirements..................................................150

Article XI Miscellaneous Provisions.............................................................................152
         Section 11.01.    Intent of Parties....................................................................152
         Section 11.02.    Amendment............................................................................152
         Section 11.03.    Recordation of Agreement.............................................................154
         Section 11.04.    Limitation on Rights of Certificateholders...........................................154
         Section 11.05.    Acts of Certificateholders...........................................................155
         Section 11.06.    Governing Law........................................................................156
         Section 11.07.    Notices..............................................................................156
         Section 11.08.    Severability of Provisions...........................................................157
         Section 11.09.    Successors and Assigns...............................................................157
         Section 11.10.    Article and Section Headings.........................................................157
         Section 11.11.    Counterparts.........................................................................157
         Section 11.12.    Notice to Rating Agencies............................................................157
         Section 11.13     Third Party Rights...................................................................158

EXHIBITS

Exhibit A-1  -  Form of Class A Certificates
Exhibit A-2  -  Form of Class B Certificates
Exhibit A-3  -  Form of Class R Certificates
Exhibit A-4  -  Form of Class B-IO Certificates
Exhibit A-5  -  Form of Interest-Only Certificates
Exhibit A-6  -  Form of Class XP Certificates
Exhibit B    -  Mortgage Loan Schedule
Exhibit C    -  Certificate Insurance Policy
Exhibit D    -  Request for Release of Documents
Exhibit E    -  Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1  -  Form of Investment Letter
Exhibit F-2  -  Form of Rule 144A and Related Matters Certificate
Exhibit F-3  -  Form of Transferor Certificate for Non-Offered Certificates
Exhibit G    -  Form of Custodial Agreement
Exhibit H    -  Servicing Agreements
Exhibit I    -  Assignment Agreements with respect to the Servicing Agreements
Exhibit J    -  Form of Mortgage Loan Purchase Agreement
Exhibit K    -  Form of Trustee Limited Power of Attorney
Exhibit L    -  Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit M-1  -  Form of Back-Up Certification
Exhibit M-2  -  Form of Certification from the Securities Administrator to the
                Depositor
Exhibit N    -  Form of Cap Contracts
Exhibit O    -  Form of 10-D, Form 8-K and Form 10-K
                Reporting Responsibilities
Exhibit P    -  Form of Additional Disclosure Notice



SCHEDULES
Schedule A   -  Schedule of Strike Prices and Projected Principal
                Balances (Cap Contracts)
Schedule B   -  [Reserved]
Schedule C   -  Coupon Strip Reserve Account Schedule

                         POOLING AND SERVICING AGREEMENT

     Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation ("EMC").

                              PRELIMINARY STATEMENT

     On or prior to the Closing Date, the Depositor has acquired the Mortgage Loans from EMC. On the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

     The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the "residual interests" in such REMIC.

     The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interests" in such REMIC.

     The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Certificates will be designated "regular interests" in such REMIC and the Class R-III Certificate will be designated the "residual interests" in such REMIC.

     The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC IV to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC IV Regular Certificates will be designated "regular interests" in such REMIC and the Class R-IV Certificate will be designated the "residual interests" in such REMIC.

     The aggregate Outstanding Principal Balance of the Mortgage Loans as of the Cut-off Date, after application of Scheduled Payments due whether or not received, is $1,742,996,157.80.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

                                    Article I
                                   Definitions

         Section 1.01. Definitions(a) . Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

     Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, those customary mortgage master servicing practices of prudent institutions that master service mortgage loans of the same type and quality as such mortgage loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer).

         Account: The Distribution Account, the Policy Account, the Supplemental Fund, the Final Maturity Reserve Account, the Basis Risk Reserve Fund, the Reserve Fund, the Class XP Reserve Account or the Protected Accounts, as the context may require.

     Actual Monthly Payments: For any Mortgage Loan and each Due Period, the actual monthly payments of principal and interest received during such period on such Mortgage Loan.

     Additional Disclosure: As defined in Section 3.18.

     Additional Form 10-D Disclosure: As defined in Section 3.18.

     Additional Form 10-K Disclosure: As defined in Section 3.18.

     Adjustable Rate Certificates: The Class A Certificates and the Class B Certificates.

     Adjusted Rate Cap: With respect to each Class of Adjustable Rate Certificates, each Distribution Date and the related Due Period, (A) the sum of
(1) the scheduled Monthly Payments owed on the Mortgage Loans for such Due Period less the related Servicing Fees and lender-paid Primary Mortgage Insurance fees and (2) the Actual Monthly Payments received in excess of such scheduled Monthly Payments, minus (B) the sum of (i) the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such Distribution Date, (ii) the interest payable to the Class X Certificates with respect to such Distribution Date and (iii) the portion of the Aggregate Premium Amount payable to the Certificate Insurer with respect to such Distribution Date, in each case expressed as a per annum rate calculated on the basis of the aggregate Scheduled Principal Balance of the Mortgage Loans for such Due Period and further reflecting the accrual of interest on an actual/360 basis.

     Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto made in accordance with the terms herein.

     Aggregate Premium Amount: As to any Distribution Date and the Class of Insured Certificates, the product of one-twelfth of the Premium Rate and the aggregate of the Current Principal Amounts of the Insured Certificates on the immediately preceding Distribution Date, or, in the case of the first Distribution Date, the Closing Date, in each case after giving effect to distributions of principal made on such Distribution Date.

     Annual Statement of Compliance: As defined in Section 3.16.

     Applicable Credit Rating: For any long-term deposit or security, a credit rating of AAA in the case of S&P and Aaa in the case of Moody's (or with respect to investments in money market funds, a credit rating of "AAAm" or "AAAm-G", in the case of S&P, and the highest rating given by Moody's for money market funds, in the case of Moody's). For any short-term deposit or security, a rating of A-l+ in the case of S&P and P-1 in the case of Moody's.

     Applicable State Law: For purposes of Section 9.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

     Applied Realized Loss Amount: With respect to any Class of Class A and Class B Certificates and as to any Distribution Date, the sum of the Realized Losses with respect to the Mortgage Loans which have been applied in reduction of the Certificate Principal Balance of such Class of Certificates pursuant to this Agreement, in an amount equal to the amount, if any, by which (i) the aggregate Certificate Principal Balance of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Scheduled Principal Balance of all of the Mortgage Loans for such Distribution Date. The Applied Realized Loss Amount shall be allocated first to the Class B-9 Certificates, and then to the Class B-8 Certificates, and then to the Class B-7 Certificates, and then to the Class B-6 Certificates, and then to the Class B-5 Certificates, and then to the Class B-4 Certificates, and then to the Class B-3 Certificates, and then to the Class B-2 Certificates and then to the Class B-1 Certificates (so long as their respective Certificate Principal Balances have not been reduced to zero). Thereafter, Realized Losses shall be allocated to the Class A Certificates, sequentially, first, to the Class A-6A and Class A-6B Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero; and thereafter, to the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-4C and Class A-5 Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero, subject to the following: (a) Realized Losses otherwise allocable to the Class A-1A and Class A-1B Certificates will first be allocated to the Class A-3, Class A-4A, Class A-4B, Class A-4C and Class A-5 Certificates, concurrently, until the Certificate Principal Balance of each such Class has been reduced to zero, and then to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balance of each such Class has been reduced to zero; (b) Realized Losses otherwise allocable to the Class A-3 Certificates will first be allocated to the Class A-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and then to the Class A-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; (c) Realized Losses otherwise allocable the Class A-2 Certificates will first be allocated to the Class A-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and then to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

     Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the related Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the amount set forth as the appraised value of the related Mortgaged Property in an appraisal made for the related mortgage originator in connection with its origination of the related Mortgage Loan.

     Assessment of Compliance: As defined in Section 3.17.

     Assignment Agreements: Each of the Assignment, Assumption and Recognition Agreements attached hereto as Exhibit I, whereby the related Assigned Loans (in each case, as defined therein) and the related Servicing Agreements were assigned to the Trustee for the benefit of the Certificateholders.

     Attesting Party: As defined in Section 3.17.

     Attestation Report: As defined in Section 3.17.

     Available Funds: For any Distribution Date, an amount equal to the aggregate of the following amounts: (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries) and all previously undistributed payments on account of interest received after the Cut-off Date with respect to the Mortgage Loans, and on or prior to the related Determination Date, (2) any Monthly Advances and Compensating Interest Payments made by the Master Servicer (or by the Trustee, as successor master servicer) or the related Servicer for such Distribution Date in respect of the Mortgage Loans, (3) any other miscellaneous amounts remitted by the Master Servicer or the related Servicer pursuant to the related Servicing Agreement, (4) any amounts deposited in and payable on such Distribution Date from the Reserve Fund, the Supplemental Fund and the Basis Risk Reserve Fund pursuant to this Agreement, and (5) any amounts reimbursed by the Master Servicer for such Distribution Date in connection with losses on certain eligible investments, except:

         (i) all payments that were due on or before the Cut-off Date with respect to the Mortgage Loans;

         (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period and the Liquidation Period, respectively;

         (iii) all payments, other than Principal Prepayments, that represent early receipt of Monthly Payments due on a date or dates subsequent to the related Due Date;

         (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

         (v)   amounts of Monthly Advances determined to be Nonrecoverable
     Advances;

         (vi) any investment earnings on amounts on deposit in the Distribution Account, the Reserve Fund, the Supplemental Fund and the Basis Risk Reserve Fund and amounts permitted to be withdrawn from such Accounts pursuant to this Agreement;

         (vii) amounts needed to pay the Servicing Fees or to reimburse any Servicer or the Master Servicer for amounts due under the Servicing Agreements and this Agreement (allocated as provided in Section 4.03(b)) to the extent such amounts have not been retained by, or paid previously to, such Servicer or the Master Servicer;

         (viii)amounts applied to pay any fees with respect to any lender-paid Primary Mortgage Insurance Policy and the portion of the Aggregate Premium Amount payable to the Certificate Insurer as provided in Section 4.03(a)(xiv); and

         (ix) any expenses or other amounts (allocated as provided in Section 4.03(b)) reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the related Custodian pursuant to Section 7.04 or
     Section 9.05.

     Back-Up Certification: As defined in Section 3.18(a)(iii).

     Bankruptcy Code: The United States Bankruptcy Code, as amended, as codified in 11 U.S.C. ss.ss.101-1330.

     Bankruptcy Loss: With respect to any Mortgage Loan, any Deficient Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the applicable Servicer to the Master Servicer.

     Basis Risk Reserve Fund: The reserve fund established and maintained by the Securities Administrator pursuant to Section 4.04.

     Basis Risk Shortfall: If on a Distribution Date the Pass-Through Rate for a Class of Adjustable Rate Certificates is based upon the applicable Net Rate Cap, the excess, if any, of:

     1. the amount of the Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Though Rate been calculated at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin for such Distribution Date and (ii) 10.50% per annum (or, in the case of the Class A-2 Certificates, 11.50% per annum), over

     2. the amount of the Current Interest on such Class calculated using a Pass-Though Rate equal to the applicable Net Rate Cap for such Distribution Date.

     Basis Risk Shortfall Carry Forward Amount: With respect to any Distribution Date and each Class of Adjustable Rate Certificates, the sum of the Basis Risk Shortfall for such Distribution Date and the Basis Risk Shortfall for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin for such Distribution Date and (ii) 10.50% per annum (or, in the case of the Class A-2 Certificates, 11.50% per annum).

     Book-Entry Certificates: Initially, all the Offered Certificates, issued, maintained and transferred at DTC, Clearstream, Luxembourg or the Euroclear System.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in New York City or in any of the jurisdictions in which the Trustee, the Master Servicer, related Servicer, the Securities Administrator, the Grantor Trustee, the Certificate Insurer or the related Custodian is located are authorized or obligated by law or executive order to be closed.

     Cap Contract: Any one or more of the Interest Rate Corridor Letter Agreements, dated October 31, 2006, entered into by the Cap Contract Provider and the Trustee on behalf of the Trust and relating to the Adjustable Rate Certificates.

     Cap Contract Payment Amount: With respect to any Distribution Date and a Cap Contract, the amounts received from such Cap Contract, if any, on such Distribution Date.

     Cap Contract Provider: Bear Stearns Financial Products Inc.

     Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Trustee and countersigned by the Certificate Registrar in substantially the form annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5 or A-6, as applicable, with the blanks therein appropriately completed.

     Certificate Insurance Policy: The Certificate Insurance Policy, dated as of October 31, 2006, endorsed by the Certificate Insurer to the Trustee on behalf of the Holders of the Insured Certificates, a copy of which is attached hereto as Exhibit C.

     Certificate Insurer: Ambac Assurance Corporation.

     Certificate Insurer Default: The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the

Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     Certificate Principal Balance: With respect to any Certificate (other than a Residual Certificate) as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, plus the amount of any related Net Deferred Interest allocated thereto on such Distribution Date and on any previous Distribution Dates, plus any Subsequent Recoveries added to the Certificate Principal Balance thereof (other than an Interest-Only Certificate) pursuant to Section 6.02 hereof, minus the sum of (i) all amounts previously distributed on such Certificate with respect to principal, and (ii) any Applied Realized Loss Amounts allocated to such Certificate (other than an Interest-Only Certificate) on previous Distribution Dates. With respect to any such Class of Certificates, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates in such Class.

     Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

     Certificate Register: The register maintained pursuant to Section 5.02.

     Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

     Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: SAMI II Series 2006-AR8.

     Certificateholder: A Holder of a Certificate.

     Certification Parties: As defined in Section 3.18(a)(iii)(D).

     Certifying Person: As defined in Section 3.18(a)(iii)(D).

     Class: With respect to the Certificates, A-1A, A-1B, A-2, A-3, A-4A, A-4B, A-4C, A-5, A-6A, A-6B, X, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, B-9, XP, B-IO,
R, R-X.

     Class A Certificates: The Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-4C, Class A-5, Class A-6A and Class A-6B Certificates.

     Class A Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of:

     1. the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 26.250% and (ii) on each Distribution Date on and after the Distribution Date in October 2012, 21.000%.

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates.

         Class B-1 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1)   the aggregate Certificate Principal
                                 Balance of the Class A Certificates
                                 (after taking into account the
                                 payment of the Class A Principal
                                 Distribution Amount on such
                                 Distribution Date), and

                           (2)   the aggregate Scheduled Principal
                                 Balance of the Mortgage Loans as of
                                 the last day of the related Due
                                 Period (after reduction for Realized
                                 Losses incurred during the related
                                 period set forth in the respective
                                 Servicing Agreement and prepayments
                                 received during the related
                                 Prepayment Period) multiplied by (i)
                                 on each Distribution Date prior to
                                 the Distribution Date in October
                                 2012, 20.250% and (ii) on each
                                 Distribution Date on and after the
                                 Distribution Date in October 2012,
                                 16.200%.

     Class B-2 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and

                           (3) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 15.500% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 12.400%.

     Class B-3 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and

                           (4) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 13.750% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 11.000%.

     Class B-4 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the

                                 Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),

                           (4) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and

                           (5) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 10.500% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 8.400%.

     Class B-5 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),

                           (4) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),

                           (5) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date), and

                           (6) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 8.750% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 7.000%.

     Class B-6 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the

                                 Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),

                           (4) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),

                           (5) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date),

                           (6) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal Distribution Amount on such Distribution Date), and

                           (7) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 7.500% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 6.000%.

     Class B-7 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),

                           (4) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),

                           (5) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date),

                           (6) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal Distribution Amount on such Distribution Date),

                           (7) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the payment of the Class B-6 Principal Distribution Amount on such Distribution Date), and

                           (8) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 6.250% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 5.000%.

     Class B-8 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),

                           (4) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),

                           (5) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date),

                           (6) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal Distribution Amount on such Distribution Date),

                           (7) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the payment of the Class B-6 Principal Distribution Amount on such Distribution Date),

                           (8) the Certificate Principal Balance of the Class B-7 Certificates (after taking into account the payment of the Class B-7 Principal Distribution Amount on such Distribution Date), and

                           (9) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 5.000% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 4.000%.

     Class B-9 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

     1. the Certificate Principal Balance of the Class B-9 Certificates immediately prior to such Distribution Date over

     2.    the excess of

                     (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period), over

                     (b)   the sum of

                           (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

                           (2) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                           (3) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),

                           (4) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the

                                 Class B-3 Principal Distribution Amount on such Distribution Date),

                           (5) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date),

                           (6) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal Distribution Amount on such Distribution Date),

                           (7) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the payment of the Class B-6 Principal Distribution Amount on such Distribution Date),

                           (8) the Certificate Principal Balance of the Class B-7 Certificates (after taking into account the payment of the Class B-7 Principal Distribution Amount on such Distribution Date),

                           (9) the Certificate Principal Balance of the Class B-8 Certificates (after taking into account the payment of the Class B-8 Principal Distribution Amount on such Distribution Date), and

                           (10)
                                 the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in October 2012, 3.500% and
                                 (ii) on each Distribution Date on and after the Distribution Date in October 2012, 2.800%.

     Class B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class B-IO Certificates as provided in Section 5.01(c)(v), note 1, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed in accordance with Section 6.01(a)) with respect to the Class B-IO Certificates on prior Distribution Dates. The Class B-IO Distribution Amount on any Distribution Date shall also include any amounts distributable to the Class B-IO Certificates on pursuant to Section 4.06 on such Distribution Date.

     Class R Certificate: The Class R Certificates, representing a collective interest in the Class R-I, Class R-II, Class R-III and Class R-IV Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-4 and evidencing an interest designated as a "residual interest" in REMIC I, REMIC II, REMIC III and REMIC IV for purposes of the REMIC Provisions.

     Class R-X Certificate: Any one of the Class R-X Certificates evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

     Class R-I Certificate: Any one of the Class R-I Certificates evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

     Class R-II Certificate: Any one of the Class R-II Certificates evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

     Class R-III Certificate: Any one of the Class R-III Certificates evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

     Class R-IV Certificate: Any one of the Class R-IV Certificates evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

     Class XP Reserve Account: The reserve account established and maintained by the Securities Administrator pursuant to Section 4.09.

     Closing Date: October 31, 2006.

     Code: The Internal Revenue Code of 1986, as amended.

     Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of the original principal balance of the related Mortgage Loan at the date of origination and the principal balance of the related secondary financing, if any, and the denominator of which is the lesser of the selling price of the Mortgaged Property and its Appraised Value.

     Commission: The United States Securities and Exchange Commission.

     Compensating Interest Payment: As defined in Section 6.06.

     Corporate Trust Office: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services-Structured Finance Services SAMI Series II 2006-AR8. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:
Corporate Trust, SAMI II Series 2006-AR8, and with respect to the Securities Administrator, its designated office at which its corporate trust business is administered and which, as of the date hereof, is P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, SAMI II Series 2006-AR8, telecopier number (410) 715-2380.

     Countrywide Servicing: Countrywide Home Loans Servicing LP and its successor in interest.

     Coupon Strip: With respect to any Distribution Date occurring in or after November 2016, in which an amount is payable to the Final Maturity Reserve Account pursuant to Section 4.06, an amount, if any, equal to the lesser of (a) the product of (i) one-twelfth of 1.00%, and (ii) the Scheduled Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years at the beginning of the related Due Period, and (b) the amount, if any, which when added to amounts on deposit on the Final Maturity Reserve Account in the aggregate on such Distribution Date would equal the Final Maturity Reserve Account Target.

     Credit Enhancement Percentage: As to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate of the Certificate Principal Balance of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the related Principal Distribution Amounts on such Distribution Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

     Cumulative Loss Test: The Cumulative Loss Test is violated with respect to any Distribution Date on or after the Stepdown Date if: as of the last day of the related Due Period, Realized Losses (reduced by the amount of Subsequent Recoveries) since the Closing Date, as a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date, exceed for Distribution Dates occurring in:

         DISTRIBUTION DATE                          LOSS PERCENTAGE
         -----------------                          ---------------
         November 2008 through October 2009               0.20%
         November 2009 through October 2010               0.45%
         November 2010 through October 2011               0.80%
         November 2011 through October 2012               1.15%
         November 2012 through October 2013               1.60%
         November 2013 and thereafter                     1.75%


     Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class B-IO and Class R Certificates), (i) the interest accrued on the Certificate Principal Balance or Notional Amount of such Class during the related Interest Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that has been recovered as a voidable preference by a trustee in bankruptcy minus (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest Payments, to the extent allocated to such Class of Certificates, (b) any shortfalls resulting from the application of the Relief Act during the related Due Period, to the extent allocated to such Class of Certificates, and (c) except with respect to the Grantor Trust Certificates, any shortfalls resulting from Net Deferred Interest on the Mortgage Loans and the interest portion of any Realized Losses on the Mortgage Loans during the related Due Period, in each case to the extent allocated to that Class of Certificates; provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clauses (ii)(a) and (ii)(b) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates in reduction of amounts otherwise distributable to such Class of Certificates on such Distribution Date and then any excess shall be allocated to each other Class of Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

     Custodial Agreement: The related Custodial Agreement, dated as of the Closing Date, among the Depositor, EMC, as Sponsor, the Master Servicer, the Trustee and the related Custodian, in substantially the form set forth in Exhibit G hereto.

     Custodian: Either Wells Fargo Bank, National Association, or Treasury Bank, a Division of Countrywide Bank, N.A., or any successor custodian appointed pursuant to the provisions hereof and of the related Custodial Agreement, with respect to the Mortgage Loans set forth on Schedule 1 to the related Custodial Agreement.

     Cut-off Date: October 1, 2006.

     Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

     Deferred Interest: The amount of accrued interest on the negative amortization Mortgage Loans, the payment of which is deferred and added to the Outstanding Principal Balance of such Mortgage Loans due to negative amortization feature thereof, as reported by the applicable Servicer to the Master Servicer.

     Deficiency Amount: (a) For any Distribution Date prior to the Final Distribution Date for the Insured Certificates, the sum of (1) the excess, if any, of the Current Interest on the Insured Certificates over the funds available on such Distribution Date to pay the Current Interest on the Insured Certificates and (2) the amount, if any, of any Realized Losses allocable to the Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date other than pursuant to the Policy) and (b) for the Final Distribution Date for the Insured Certificates, the sum of (x) the amount set forth in clause (a)(1) above and (y) the outstanding Certificate Principal Balance of the Insured Certificates, after giving effect to all payments of principal on the Insured Certificates on such Final Distribution Date for the Insured Certificates, other than pursuant to a claim on the Policy on that Distribution Date.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then-outstanding indebtedness under such Mortgage Loan secured by such Mortgage Property, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

     Delinquency Test: The Delinquency Test is violated with respect to any Distribution Date on or after the Stepdown Date if: the three-month rolling average of the sum of the Scheduled Principal Balances of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties as a percentage of the Scheduled Principal

Balances of all of the Mortgage Loans as of the last day of the related Due Period, exceeds (i) on each Distribution Date prior to the Distribution Date in October 2012, 26.67% of the Credit Enhancement Percentage and (ii) on each Distribution Date on and after the Distribution Date in October 2012, 33.33% of the Credit Enhancement Percentage.

     Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

     Depositor Information: As defined in Section 3.18(b).

     Depository: The Depository Trust Company, the nominee of which is Cede & Co., and any successor thereto.

     Depository Agreement: The meaning specified in Subsection 5.01(a) hereof.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

     Determination Date: With respect to any Distribution Date and each Mortgage Loan, the Determination Date as defined in the related Servicing Agreement.

     Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any Person with respect to which income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vi) any Person that does not satisfy the requirements of United States Treasury Department Regulation Section 1.860E-1(c) with respect to a transfer of a noneconomic residual interest, as defined therein, or (vii) any other Person so designated by the Trustee and the Certificate Registrar based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms

"United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     Distribution Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent, for the benefit of the registered holders of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 - Distribution Account," and which shall be an Eligible Account.

     Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

     Distribution Date: The 25th day of any month, beginning in November 2006, or, if such 25th day is not a Business Day, the Business Day immediately following.

     Distribution Report on Form 10-D: The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

     DTC Custodian: The Securities Administrator, and its successors in interest as custodian for the Depository.

     Due Date: With respect to each Mortgage Loan, the date in each month on which its Monthly Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement. For purposes of calculating the Net Rates of the Mortgage Loans for the first Distribution Date, the second preceding Due Date with respect to the first Distribution Date will be the Cut-off Date.

     Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending at the close of business on the first day of the month in which such Distribution Date occurs.

     Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)(B)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral, or the Distribution Date (if such Permitted Investment is an obligation of the institution that maintains the Distribution Account)) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the

Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the respective Rating Agencies). Eligible Accounts may bear interest.

     EMC: EMC Mortgage Corporation and its successor in interest.

     Endorsement: As set forth in the Certificate Insurance Policy.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificate: Any Certificate, other than a Certificate which is rated, at the time of purchase, lower than "AA-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc.

     Event of Default: An event of default described in Section 8.01.

     Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) the Interest Funds for such Distribution Date over (ii) the sum of (i) the Coupon Strip, if applicable, (ii) the Current Interest on the Certificates,
(iii) Interest Carry Forward Amounts on the Senior Certificates, and (iv) any amounts owed to the Certificate Insurer, in each case for such Distribution Date.

     Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which the sum of any Liquidation Proceeds with respect to a Liquidated Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan exceeds the sum of (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to the related Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred plus (iii) related Liquidation Expenses.

     Exchange Act: Securities Exchange Act of 1934, as amended.

     Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (b) the Excess Spread for such Distribution Date.

     Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

     Final Maturity Reserve Account: The separate trust account established and maintained by the Securities Administrator pursuant to Section 4.06 hereof.

     Final Maturity Reserve Account Target: On any Distribution Date occurring in or after November 2016, an amount equal to the lesser of (a) the product of
(i) the aggregate Scheduled Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years as of the related Due Date, and
(ii) a fraction, the numerator of which is 1.00 and the denominator of which is 0.85, and (b) $45,585,036.

     Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

     Form 8-K Disclosure Information: As defined in Section 3.18(a)(iii).

     Fractional Undivided Interest: With respect to any Class of Certificates (other than the Interest-Only Certificates, Class B-IO Certificates and Residual Certificates), the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the Certificate Principal Balance of such Class. With respect to the Interest-Only Certificates, Class B-IO Certificates and Residual Certificates, the percentage interest stated thereon. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) the Residual Certificates will be deemed to equal 1.00% multiplied by the percentage interest of such Residual Certificate, (ii) the Class B-IO Certificates will be deemed to equal 1.00%, (iii) the Interest-Only Certificates will be deemed to equal 1.00% and (iv) a Certificate of any other Class will be deemed to equal 97.00% multiplied by a fraction, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates.

     Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

     Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

     Grantor Trust: The corpus of the trust created under the Grantor Trust Agreement.

     Grantor Trust Agreement: The Grantor Trust Agreement, dated as of October 31, 2006, among the Depositor, Wells Fargo Bank, National Association, as paying agent and certificate registrar, and The Bank of New York, as grantor trustee.

     Grantor Trust Certificates: The Grantor Trust Class A-1B Certificates, the Grantor Trust Class A-4B Certificates and the Grantor Trust Class A-4C Certificates, each issued by the Grantor Trust on the Closing Date, pursuant to the Grantor Trust Agreement.

     Grantor Trustee: The Bank of New York, and its successor in interest, or any successor grantor trustee.

     Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap) the Mortgage Interest Rate from such Interest Adjustment Date until the next Interest Adjustment Date.

     Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

     Indemnified Persons: The Trustee, the Master Servicer, each Custodian and the Securities Administrator and their respective officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

     Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

     Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

     Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

     Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

     Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

     Insurance Proceeds: Amounts paid by the insurer under any Primary Mortgage Insurance Policy or Insurance Policy covering any Mortgage Loan or Mortgaged Property, other than amounts required to be paid over to the related Mortgagor pursuant to law or the related Mortgage Note or Security Instrument, and other than amounts used to repair or restore the related Mortgaged Property or to reimburse insured expenses, including the related Servicer's costs and expenses incurred in connection with presenting claims under the related Insurance Policies.

     Insured Amount: For any Distribution Date, the amount payable by the Certificate Insurer to the Securities Administrator for the benefit of the Insured Certificates in each case as set forth in and pursuant to the terms of the Certificate Insurance Policy.

     Insured Certificates: Each of the Class A-6B Certificates.

     Interest Accrual Period: The interest accrual period for each Class of Adjustable Rate Certificates and any Distribution Date will be the period from and including the preceding Distribution Date (or from the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current Distribution Date. The interest accrual period for each Class of Certificates (other than the Adjustable Rate Certificates, the Class B-IO Certificates, the Class XP Certificates and the Residual Certificates) will be the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

     Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

     Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates, the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Interest Accrual Period including the Interest Accrual Period relating to such Distribution Date.

     Interest Determination Date: With respect to each Class of Adjustable Rate Certificates and any Distribution Date, the second LIBOR Business Day preceding the commencement of each related Interest Accrual Period.

     Interest Funds: With respect to any Distribution Date, the sum, without duplication, of all amounts in respect of interest set forth in the definition of Available Funds, collected during the related Due Period, plus the aggregate amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in Available Funds for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest minus all related amounts required to be reimbursed pursuant to Sections 4.01 and 4.03 or as otherwise set forth in this Agreement and subtracted from collections relating to interest.

     Interest-Only Certificates: The Class X Certificates.

     Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

               (a) Partial Principal Prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

               (b) Principal Prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and

(ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

               (c)   Relief Act Mortgage Loans: As to any Relief Act
Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act or similar state law.

     Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

     Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

     Lender-Paid PMI Rate: With respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy, the premium to be paid by the Master Servicer out of interest collections on the related Mortgage Loan and remitted to the Master Servicer by the related Servicer, as stated in the Mortgage Loan Schedule.

     LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

     LIBOR Business Day: A day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified (in accordance with Section 3.07) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

     Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

     Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Servicer or the Master Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with the liquidation of a Mortgage Loan.

     Liquidation Period: With respect to a Distribution Date and Servicer, the monthly or other period described in the related Servicing Agreement pursuant to which any Liquidation Proceeds are collected and remitted on the related Servicer Remittance Date.

     Liquidation Proceeds: Amounts received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

     Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at origination and the denominator of which is the Original Value of the related Mortgaged Property.

     Lost Notes: The original Mortgage Notes that have been lost, as indicated on the Mortgage Loan Schedule.

     Margin: With respect to any Class of Adjustable Rate Certificates and Distribution Date, the related per annum rate as set forth in the column immediately to the right of the Class designation, provided that, after the first possible Optional Termination Date, the related Margin for the Adjustable Rate Certificates will be the related per annum rate set forth in the far right-hand column in the following table:

                                Per Annum Margins
               CLASS                          (1)            (2)
               A-1A                          0.200%         0.400%
               A-1B                          0.200%         0.200%
               A-2                           0.210%         0.420%
               A-3                           0.240%         0.480%
               A-4A                          0.250%         0.500%
               A-4B                          0.240%         0.240%
               A-4C                          0.240%         0.480%
               A-5                           0.250%         0.500%
               A-6A                          0.280%         0.560%
               A-6B                          0.200%         0.400%
               B-1                           0.360%         0.540%
               B-2                           0.390%         0.585%
               B-3                           0.420%         0.630%
               B-4                           0.540%         0.810%
               B-5                           0.570%         0.855%
               B-6                           0.620%         0.930%
               B-7                           1.150%         1.725%
               B-8                           1.450%         2.175%
               B-9                           2.100%         3.150%

         ______________

         (1) For the accrual period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date.

         (2) For the accrual period related to any Distribution Date occurring after the first possible Optional Termination Date.

     Master Servicer: As of the Closing Date, Wells Fargo Bank, National Association and, thereafter, its respective successors in interest that meet the qualifications of a successor Master Servicer as set forth in this Agreement.

     Master Servicer Information: As defined in Section 3.18(b).

     Master Servicing Compensation: The meaning specified in Section 3.14.

     Maximum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

     MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

     MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

     Minimum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

     MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the related originator of such Mortgage Loan and its successors and assigns, at the origination thereof, or as nominee for any subsequent assignee of the related originator pursuant to an assignment of mortgage to MERS.

     Monthly Advance: The aggregate of all payments of principal and interest, net of the applicable Servicing Fee, that were due during the related Due Period on the Mortgage Loans serviced by the related Servicer, that were delinquent on the related Determination Date and with respect to which and to the extent that the related Servicer or the Master Servicer is required to remit a payment pursuant to the related Servicing Agreement or pursuant to Section 6.05 hereof, respectively.

     Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of any REO Property, would otherwise have been payable under the related Mortgage Note.

     Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 6.04.

     Moody's: Moody's Investors Service, Inc. and its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first priority lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Loan.

     Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the Mortgage Loan Purchase Agreement.

     Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is initially equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

     Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule attached hereto as Exhibit B, including a mortgage loan the property securing which has become an REO Property. Any Mortgage Loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by the Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of a representation or warranty with respect thereto, shall continue to be a Mortgage Loan hereunder until the Repurchase Price with respect thereto has been paid to the Trust Fund.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of October 31, 2006, between EMC, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached hereto as Exhibit J.

     Mortgage Loan Schedule: The schedule attached hereto as Exhibit B, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Mortgage Loan Purchase Agreement.

     Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

     Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

     Mortgagor: The obligor on a Mortgage Note.

     Net Deferred Interest: With respect to the Mortgage Loans, on any Distribution Date, the amount of Deferred Interest on the Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in the Available Funds for such Distribution Date and available to be distributed on the Certificates on that Distribution Date.

     With respect to any Class of Certificates (other than the Interest-Only Certificates, the Class B-IO Certificates and the Class R Certificates) as of any Distribution Date, an amount equal to the product of (1) the excess, if any, of (a) the Pass-Through Rate for such Class, over (b) the Adjusted Rate Cap for such Class for such Distribution Date, (2) the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

     With respect to the Interest-Only Certificates as of any Distribution Date, the difference, if any, between (1) the amount of Net Deferred Interest on the Mortgage Loans during the related Due Period, and (2) the portion of Net Deferred Interest allocated to the Certificates (other than the Interest-Only Certificates) on such Distribution Date.

     Net Interest Shortfall: With respect to any Distribution Date, Prepayment Interest Shortfalls, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

     Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Servicer in accordance with the applicable Servicing Agreement or this Agreement, (ii) unreimbursed advances by the related Servicer and Monthly Advances made with respect to such Mortgage Loan and the related Mortgaged Property, and (iii) any other amounts payable to the related Servicer with respect to such Liquidated Mortgage Loan under the related Servicing Agreement.

     Net Monthly Excess Cashflow: With respect to any Distribution Date, the sum of (i) the Remaining Excess Spread for such Distribution Date and (ii) the Overcollateralization Release Amount for such Distribution Date.

     Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate (to the extent applicable, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) less the related Servicing Fee Rate and the Lender-Paid PMI Rate, if any, attributable thereto, in each case expressed as a per annum rate.

     Net Rate Cap: With respect to any Distribution Date and each Class of Adjustable Rate Certificates, the per annum rate equal to (i) the weighted average of the Net Rates of the Mortgage Loans, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis minus (ii) the sum of
(a) the interest payable to the Class X Certificates on such Distribution Date,
(b) the Coupon Strip, if any, payable to the Final Maturity Reserve Account on such Distribution Date, and (c) the portion of the Aggregate Premium Amount payable to the Certificate Insurer on such Distribution Date, in each case expressed as a per annum rate.

     NIM Issuer: Any entity established as the issuer of any NIM Securities.

     NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class B-IO Certificates, the Class XP Certificates and the Residual Certificates.

     NIM Trustee: The trustee for any NIM Securities.

     Non-Offered Certificates: The Class A-1B Certificates, the Class A-4B Certificates, the Class A-4C Certificates, the Class B-IO Certificates, the Class XP Certificates and the Residual Certificates.

     Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master Servicer) or any Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the applicable Servicer, as the case may be, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

     Notice: As defined in the Certificate Insurance Policy.

     Notional Amount: The Notional Amount of the Class X Certificates immediately prior to any Distribution Date, is equal to the aggregate Outstanding Principal Balance of the Mortgage Loans having "hard" prepayment charges for a term of three years from origination.

     Offered Certificates: The Class A Certificates (other than the Class A-1B Certificates, the Class A-4B Certificates and the Class A-4C Certificates), the Grantor Trust Certificates, the Interest-Only Certificates and the Class B Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Depositor, as applicable, and delivered to the Trustee, as required by this Agreement.

     One-Month LIBOR: A per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and most recently available as of the time specified in the related Mortgage Note.

     Opinion of Counsel: A written opinion of counsel who is or are acceptable to each addressee of such opinion and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for EMC, the Master Servicer or the Depositor.

     Optional Termination Date: With respect to any Distribution Date on or after which the Scheduled Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than or equal to 10% of the Scheduled Principal Balance of such Mortgage Loans as of the Cut-off Date.

     Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except if either clause (i) or clause (ii) is unavailable, then the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, then Original Value may be determined from other sources reasonably acceptable to the Depositor.

     Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

     Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

     Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement and prepayments received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Certificates (after taking into account the payment of principal, other than any Extra Principal Distribution Amount on such Certificates).

     Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) Principal Funds for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of such principal collections is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Distribution Date).

     Overcollateralization Target Amount: With respect to any Distribution Date
(a) prior to the Stepdown Date, 1.40% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (x) (i) prior to the Distribution Date in October 2012, 3.500% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement) and (ii) on or after the Distribution Date in October 2012, 2.800% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related period set forth in the respective Servicing Agreement), and (y) 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Target Amount is expected to be fully funded on the Closing Date.

     Pass-Through Rate: As to each Class of Certificates (other than the Residual Certificates) and the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests and the REMIC IV Regular Interests, the rate of interest determined as provided with respect thereto, in Section 5.01(c). The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

     Paying Agent: The Securities Administrator or any successor paying agent appointed hereunder.

     Periodic Rate Cap: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

     Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

               (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

               (ii) (a) demand or time deposits, federal funds or bankers' acceptances (which shall each have a maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

               (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor; provided that such repurchase obligations shall have a remaining maturity of not more than 365 days;

               (iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment; provided, that such commercial paper shall have a remaining maturity of not more than 365 days;

               (vi)) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

               (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

               (viii)interests in any money market fund (including any such fund managed or advised by the Trustee or the Master Servicer or any Affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such funds or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par; provided, further, that, if rated, any such obligation or security shall not have an "r" highlighter affixed to its rating.

     Permitted Transferee: Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

     Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: Any certificate issued in certificated form, fully registered in the name of the Holder thereof, other than the Depository or its nominee. Initially, the Physical Certificates shall be the Private Certificates.

     Policy: The Certificate Insurance Policy.

     Policy Account: The account established and maintained pursuant to Section 4.08.

     Premium Rate: 0.0800% per annum.

     Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms of the related Mortgage Note, as indicated on the Mortgage Loan Schedule.

     Prepayment Charge Loan: Any Mortgage Loan for which a Prepayment Charge may be assessed and to which such Prepayment Charge the Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

     Prepayment Interest Shortfalls: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, the amount, if any, by which (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment or, in the case of a partial Principal Prepayment, on the amount of such prepayment, exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment less the sum of (a) any Prepayment Charges relating to such Mortgage Loan (other than with respect to Prepayment Charge Loans) and (b) the Servicing Fee.

     Prepayment Period: As to any Distribution Date and Servicer, the prepayment period specified in the related Servicing Agreement.

     Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any, or any replacement policy therefor.

     Principal Distribution Amount: With respect to each Distribution Date, an amount equal to:

     1.    Principal Funds for such Distribution Date, plus

     2.    any Extra Principal Distribution Amount for such Distribution
           Date,

     minus

     1.    any Overcollateralization Release Amount for such Distribution
           Date, plus

     2. the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments included in the Available Funds for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest and

     3. any amount reimbursable to the Servicers, the Master Servicer, the Securities Administrator, the Custodians and the Trustee, to the extent not reimbursed from Interest Funds for such Distribution Date.

     Principal Funds: With respect to any Distribution Date, the greater of zero and the sum, without duplication, of all amounts in respect of principal set forth in the definition of Available

Funds collected during the related Due Period, minus (i) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in the Available Funds for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest and (ii) all amounts required to be reimbursed pursuant to Sections 4.01 and 4.03 or as otherwise set forth in this Agreement, to the extent not reimbursed from Interest Funds for such Distribution Date.

     Principal Prepayment: Any payment (whether partial or full) or other recovery of (or proceeds with respect to) principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

         Private Certificates:  The Non-Offered Certificates.

         Prospectus: The Prospectus, dated October 23, 2006, relating to the offering of the Offered Certificates.

     Prospectus Supplement: The Prospectus Supplement, dated October 27, 2006, relating to the offering of the Offered Certificates.

     Protected Account: An account or accounts established and maintained for the benefit of Certificateholders by the related Servicer with respect to the related Mortgage Loans and with respect to REO Property serviced by the related Servicer pursuant to the related Servicing Agreement, and which is an Eligible Account.

     QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

     Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as its claims-paying ability is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

     Rating Agencies: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to (i) a Mortgage Loan, a Bankruptcy Loss, and
(ii) a Liquidated Mortgage Loan, an amount (not less than zero nor greater than the Scheduled Principal Balance of such Mortgage Loan) equal to (x) the Outstanding Principal Balance of such

Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan and the related Mortgaged Property that are allocated to principal. In addition, to the extent the Paying Agent receives from the related Servicer Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class or Classes of applicable Certificates on any Distribution Date. As to any Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, then "Realized Loss" is the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

     Record Date: For each Class of Adjustable Rate Certificates and each Distribution Date, the close of business on the Business Day immediately preceding the applicable Distribution Date so long as such Certificates remain in book-entry form; and otherwise the record date shall be the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. For the each Class of Certificates (other than the Adjustable Rate Certificates) and each Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: The amounts paid by the Certificate Insurer pursuant to the terms of the Certificate Insurance Policy for which the Certificate Insurer has not been reimbursed, together with such other amounts reimbursable to the Certificate Insurer, in each case as set forth in and pursuant to the terms of the Certificate Insurance Policy.

     Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

     Relief Act: The Servicemembers' Civil Relief Act, as amended, or any similar state or local law.

     Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act or similar state laws.

     Remaining Excess Spread: With respect to any Distribution Date, the excess of the Excess Spread over the Extra Principal Distribution Amount.

     REMIC: A real estate mortgage investment conduit, as defined in Sections 860A through 860G of the Code.

     REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) all of the Depositor's right, title and interest in and to the Mortgage Loans, the related Mortgage Notes, Mortgages and other related documents, including all interest and principal due after the Cut-off Date with respect to the Mortgage Loans, but excluding any payments of principal or interest due on or prior to the Cut-off Date with respect to the Mortgage Loans,
(ii) such assets relating to the Mortgage Loans as from time to time may be held in the Protected Accounts, (iii) any REO Property relating to the Mortgage Loans, and any revenues received thereon, (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement, (v) the rights with respect to the Countrywide Servicing Agreement, to the extent assigned to the Trustee, (vi) the rights of the Depositor with respect to the Cap Contract and the Assignment Agreement, (vii) such funds or assets relating to the Mortgage Loans as from time to time are credited in the Distribution Account (or are required by the terms of this Agreement to be credited to the Distribution Account) and belonging to the Trust Fund (exclusive of the Basis Risk Reserve Fund and the Reserve Fund), (viii) the rights of the Trustee under all insurance policies required to be maintained pursuant to this Agreement, and any amounts paid or payable by the related insurer under any such insurance policy (to the extent the related mortgagee has a claim thereto), and (ix) any proceeds of the foregoing.

     REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

     REMIC I Regular Interests: The REMIC I Regular Interests, with such terms as described in Section 5.01(c).

     REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Interests.

     REMIC II Interests: The REMIC II Regular Interests and the Class R-II Certificates.

     REMIC II Regular Interests: The REMIC II Regular Interests, with such terms as described in Section 5.01(c).

     REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC II Regular Interests.

     REMIC III Interests: The REMIC III Regular Interests and the Class R-III Certificates.

     REMIC III Regular Interests: The REMIC III Regular Interests, with such terms as described in Section 5.01(c).

     REMIC IV: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC III Regular Interests.

     REMIC IV Interests: The REMIC IV Regular Interests and the Class R-IV Certificates.

     REMIC IV Regular Interests: The REMIC IV Regular Interests, with such terms as described in Section 5.01(c).

     REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any REMIC or (iii) constitute a taxable contribution to any REMIC after the Startup Day.

     REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Property: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.18(a)(ii).

     Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required or permitted to be repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement, or Article II or
Section 3.21 of this Agreement, an amount equal to the sum of (i) (A) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of the acquisition), plus (B) accrued but unpaid interest on the Outstanding Principal Balance of such Mortgage Loan at the related Mortgage Interest Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor or advanced with respect to such Mortgage Loan to the first day of the month in which such amount is to be distributed, through and including the last day of the month of repurchase, and reduced by
(C) any portion of the Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan, and
(ii) any costs and damages incurred by the Trust and the Trustee in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

     Repurchase Proceeds: The Repurchase Price in connection with any repurchase of a Mortgage Loan by the Sponsor and any cash deposit in connection with the substitution of a Mortgage Loan.

     Request for Release: A request for release in the form attached hereto as Exhibit D.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Servicing Agreement with respect to such Mortgage Loan.

     Reserve Fund: The separate trust account created and maintained by the Securities Administrator pursuant to Section 4.05 hereof.

     Residual Certificates: Any of the Class R Certificates and the Class R-X Certificates.

     Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

     Rule 144A: Rule 144A promulgated under the Securities Act.

     Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

     Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

     Sarbanes-Oxley Certification: As defined in Section 3.18(a)(iii)(D).

     Scheduled Payment: With respect to any Mortgage Loan and any Due Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such Due Period under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

     Scheduled Principal: The principal portion of any Scheduled Payment.

     Scheduled Principal Balance: With respect to any Mortgage Loan or related REO Property on any Distribution Date, the principal balance thereof as of the Cut-off Date, plus any Net Deferred Interest that is added to the Outstanding Principal Balance of such Mortgage Loan, and minus the sum of (1) the principal portion of the scheduled Monthly Payments due from Mortgagors with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date, irrespective of any delinquency in its payment, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period), (2) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Net Liquidation Proceeds relating to such Mortgage Loan, to the extent applied by the related Servicer as recoveries of principal in accordance with this Agreement or the related Servicing Agreement, that were received by the related Servicer prior to or during the related Liquidation Period and (3) any Realized Loss thereon incurred prior to or during the related calendar month; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

     Securities Act: The Securities Act of 1933, as amended.

     Securities Administrator: Wells Fargo Bank, National Association, and its successor in interest, and any successor securities administrator appointed as herein provided.

     Securities Administrator Information: As defined in Section 3.18(b).

     Securities Legend: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION."

     Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

     Seller: EMC Mortgage Corporation, as seller under the Mortgage Loan Purchase Agreement.

     Senior Certificates: The Class A Certificates and the Interest-Only Certificates.

     Servicer Remittance Date: With respect to each Mortgage Loan and the related Servicer, the day of each month set forth in the related Servicing Agreement for remittance of collections on the related Mortgage Loan.

     Servicers: Countrywide Home Loans Servicing LP, EMC Mortgage Corporation, Washington Mutual Bank and American Home Mortgage Servicing, Inc.

     Servicing Agreement: The Servicing Agreements set forth on Exhibit H hereto.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by EMC, the Master Servicer, the Trustee and the applicable Servicer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit L.

     Servicing Fee: As to any Mortgage Loan and a Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs and (ii) the related Servicing Fee Rate, or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the related Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

     Servicing Fee Rate: As to any Mortgage Loan, a per annum rate (including, as applicable, any additional servicing fees) as set forth in the Mortgage Loan Schedule.

     Servicing Officer: As defined in the related Servicing Agreement.

     Significance Estimate: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of (i) the outstanding Adjustable Rate Certificates to the related Cap Contract, and (ii) the outstanding Grantor Trust Certificates to the related Swap Agreement.

     Significance Percentage: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be a percentage equal to the Significance Estimate divided by the aggregate outstanding Certificate Principal Balance of the Adjustable Rate Certificates, prior to the distribution of the related Principal Distribution Amount on such Distribution Date.

     Sponsor: EMC Mortgage Corporation, in its capacity as Seller.

     Startup Day: October 31, 2006.

     Stepdown Date: The earlier to occur of

     1. the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and

     2.    the later to occur of

                 (a) the Distribution Date occurring in November 2009 and

                 (b) the first Distribution Date on which the Credit Enhancement Percentage for such Distribution Date is greater than or equal to (i) on each Distribution Date prior to the Distribution Date in October 2012, 26.250% and (ii) on each Distribution Date on and after the Distribution Date in October 2012, 21.000%.

     Strike Price: With respect to the Cap Contracts, for the respective Distribution Dates occurring during the term of such agreement, as set forth with respect thereto on Schedule A hereto.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer, the Trustee or the Securities Administrator.

     Subordinate Certificates: The Class B Certificates.

     Subsequent Recoveries: As of any Distribution Date, amounts received and remitted by the related Servicer on a Servicer Remittance Date or surplus amounts held by the related Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Sponsor) specifically related to a Liquidated Mortgage Loan or disposition of an REO Property that resulted in a Realized Loss on a Mortgage Loan, after liquidation or disposition of such Mortgage Loan.

     Subservicer: Any Person that (i) services Mortgage Loans on behalf of any Servicer or that is engaged by the Master Servicer or Securities Administrator, and (ii) is responsible for the performance (whether directly or through subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed under this Agreement, any related Servicing Agreement or any subservicing agreement that are identified in Item 1122(d) of Regulation AB.

     Substitute Mortgage Loan: A mortgage loan tendered to the Trustee pursuant to the related Servicing Agreement, the Mortgage Loan Purchase Agreement or
Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan;
(iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan;
(iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which (to the extent applicable) has a Combined Loan-to-Value Ratio not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan; (vii) which is current in payment of principal and interest as of the date of substitution; (viii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (ix) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such

Mortgage Loan, and has a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan; and (x) which is not secured by Mortgaged Property located in (A) the State of New Jersey, if such Mortgage Loan was originated on or after November 27, 2003 or (B) the State of New Mexico, if such Mortgage Loan was originated on or after January 1, 2004.

     Swap Counterparty: As set forth in the Grantor Trust Agreement.

     Swap Agreements: As set forth in the Grantor Trust Agreement.

     Supplemental Fund: An "outside reserve fund" within the meaning of Treasury Regulation 1.860G-2(h), which is not an asset of any REMIC and which is established and maintained pursuant to Section 4.07.

     Tax Administration and Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The Securities Administrator or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 9.12 hereof.

     Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the relevant Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

     Termination Purchase Price: As defined in Section 10.01.

     Trigger Event: With respect to any Distribution Date, a violation of either the Cumulative Loss Test or the Delinquency Test.

     Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

     Trustee: The Bank of New York, and its successor in interest, or any successor trustee appointed as herein provided.

     Underlying Seller: With respect to each Mortgage Loan, the related originator from whom the Seller purchased the applicable Mortgage Loan, as indicated on the Mortgage Loan Schedule.

     Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to the relevant Servicing Agreement, without regard to whether or not such policy is maintained.

     United States Person: A citizen or individual resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more such United States Persons have the authority to control all substantial decisions of such trust or if the Trust was in existence on August 20, 1996 and properly elected to continue to be treated as such a United States Person.

     Unpaid Realized Loss Amount: With respect to any Class of Class A or Class B Certificates and as to any Distribution Date, the excess of

     1.    Applied Realized Loss Amounts with respect to such Class over

     2. the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates.

     Any amounts distributed to a Class of Class A or Class B Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

         Section 1.02. Calculation of LIBOR(a) . LIBOR applicable to the calculation of the Pass-Through Rate on the applicable Adjustable Rate Certificates for any Interest Accrual Period will be determined on each Interest Determination Date. On each Interest Determination Date, LIBOR shall be established by the Securities Administrator and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such Interest Determination Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator) as of 11:00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balances of the applicable Adjustable Rate Certificates, then outstanding. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the nearest whole multiple of 0.03125%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balances of the applicable Adjustable Rate Certificates, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Securities Administrator on any Interest Determination Date and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Adjustable Rate Certificates that are based on One-Month LIBOR for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

                                   Article II
                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

         Section 2.01.     Conveyance of Mortgage Loans to Trustee.

         (a) The Depositor, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, and the related Mortgage Notes, mortgages and other related documents, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date with respect to the Mortgage Loans, (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Distribution Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the related Servicer in Protected Accounts and the Paying Agent in the Basis Risk Reserve Fund, the Reserve Fund and the Distribution Account for the benefit of the Paying Agent on behalf of the Certificateholders, (iv) any REO Property, and any revenues received thereon, (v) the Required Insurance Policies and any amounts paid or payable by the related insurer under any Insurance Policy (to the extent the related mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a), (vii) the rights with respect to the Servicing Agreement as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreements, (viii) the rights of the Depositor with respect to the Cap Contracts, and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law. The Class A-6B Certificateholders will also have the benefit of the Certificate Insurance Policy.

         (b) In connection with the above sale, transfer and assignment, the Depositor hereby deposits with the Trustee, or the related Custodian, as its agent, as described in the Mortgage Loan Purchase Agreement, with respect to each Mortgage Loan, (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of the Trustee, or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank, and in each case showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity, together with a copy of the related Mortgage Note, (ii) the original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to

"The Bank of New York, as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if applicable and available; provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a stamp on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor, to such effect) the Depositor may deliver, or cause to be delivered, photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and EMC Mortgage Corporation, between EMC Mortgage Corporation and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that, in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or the related Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Distribution Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the related Custodian, as its agent, promptly after they are received. The Depositor shall cause, at its expense, the assignment of the related Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date, unless (1) such recordation is not required by the Rating Agencies, (2) an Opinion of Counsel has been provided to the Trustee (with a copy to the related Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (3) MERS is identified on the related Security Instrument or on a properly recorded assignment of such Security Instrument as mortgagee of record solely as nominee for Depositor and its successors and assigns; provided, however, that each assignment shall be submitted for recording by the Depositor in the manner described above, at no expense to the Trust or the Trustee, or the related Custodian, as its agent, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Depositor, (iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 hereof, or (vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Depositor fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with
Section 9.05.

         Section 2.02.     Acceptance of Trust Fund by Trustee.

         (a) The Trustee acknowledges the sale, transfer and assignment of the Trust Fund to it by the Depositor and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the related Custodian shall acknowledge, with respect to each Mortgage Loan by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or related Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review or cause to be reviewed by the related Custodian on its behalf (under the applicable Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the related Custodial Agreement. In conducting such review, the Trustee or related Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Trustee or a Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the applicable Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified on Exhibit B or to appear to be defective on its face (i.e. torn, mutilated, or otherwise physically altered), then the Trustee or the related Custodian, as its agent, shall upon completion of the review of all the Mortgage Files, but in no event later than 90 days from the Closing Date, notify the Sponsor. In accordance with the Mortgage Loan Purchase Agreement, the Sponsor shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the related Custodian, as its agent, of the defect and, if the Sponsor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the related Custodian, as its agent, shall enforce the Sponsor's obligation pursuant to the Mortgage Loan Purchase Agreement to, within 90 days from the Trustee's or the related Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any
such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Sponsor or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

         (b) No later than 180 days after the Closing Date (or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the related Custodian thereof), the Trustee or the related Custodian, as its agent, will review, for the benefit of the Certificateholders and the Certificate Insurer, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor and the Trustee a Final Certification substantially in the form annexed as Exhibit Three to the applicable Custodial Agreement. In conducting such review, the Trustee or the related Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the related Custodian, as its agent, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified on Exhibit B or to appear defective on its face, the Trustee or the related Custodian, as its agent, shall upon completion of the review of all the Mortgage Files, but in no event later than 180 days from the Closing Date, notify the Sponsor (provided, however, that with respect to those documents described in subsection (b)(iv),
(b)(v) and (b)(vii) of Section 2.01, the Trustee's and the Custodian's obligations shall extend only to the documents actually delivered to the Trustee or Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, the Sponsor shall correct or cure any such defect or EMC shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee of the defect and if the Sponsor is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, then the Trustee shall enforce the Sponsor's obligation under the Mortgage Loan Purchase Agreement to, within 90 days from the Trustee's or related Custodian's notification, provide a Substitute Mortgage Loan

(if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and
(9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5), (6), (7) and (9), any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the related Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

         (c) In the event that a Mortgage Loan is purchased by the Sponsor in accordance with Subsections 2.02(a) or (b) above, the Sponsor shall remit to the Paying Agent the applicable Repurchase Price for deposit in the Distribution Account and the Sponsor shall provide to the Master Servicer, the Paying Agent and the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Distribution Account, the Depositor shall notify the Trustee and the related Custodian, as its agent (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Sponsor as are necessary to vest in the Sponsor title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Paying Agent. The Master Servicer, upon notice from the Sponsor or the Trustee of any such repurchase, shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Trustee, to reflect such repurchase, and the Trustee shall promptly notify the Rating Agencies of such amendment. The obligation of the Sponsor to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

     Section 2.03.   Assignment of Interest in the Mortgage Loan Purchase
Agreement.

         (a) The Depositor hereby assigns to the Trustee, on behalf of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to any Servicing Agreement (noting that the Sponsor has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the Servicer under the Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Sponsor to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

         (b) If the Depositor, the Securities Administrator or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Sponsor, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement, or Section 2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Sponsor shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Sponsor, to the extent not required by law to be paid to the related borrower.) Any such purchase by the Sponsor shall be made by providing an amount equal to the Repurchase Price to the Paying Agent for deposit in the Distribution Account and written notification detailing the components of such Repurchase Price to the Trustee, the Paying Agent and the Master Servicer. The Depositor shall notify the Trustee and submit to the Trustee or the related Custodian, as its agent, a Request for Release in the form of Exhibit D attached hereto, and the Trustee shall release, or the Trustee shall cause the related Custodian to release, to the Sponsor, the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Sponsor, without recourse, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Securities Administrator. The Master Servicer, upon notice from the Sponsor or the Trustee of any such repurchase, shall amend the Mortgage Loan Schedule to reflect such repurchase, and the Trustee shall promptly notify the Rating Agencies of such amendment. Enforcement of the obligation of the Sponsor to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         In connection with any repurchase of a Mortgage Loan or the cure of a breach of a representation or warranty pursuant to Section 2.02 or this Section 2.03, the Sponsor shall promptly furnish to the Securities Administrator and the Trustee an officer's certificate, signed by a duly authorized officer of the Sponsor to the effect that such repurchase or cure has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such repurchase or cure have been satisfied, including the delivery to the Securities Administrator of the Repurchase Price for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, on which the Securities Administrator and the Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such repurchase or cure, as applicable, and which approval shall consist solely of the Securities Administrator's receipt of such documentation and deposits.

         Section 2.04. Substitution of Mortgage Loans(a) . Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Sponsor may, no later than the date by which such purchase by the Sponsor would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Sponsor that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach of a Mortgage Loan representation or warranty would cause such Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation
Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation
Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), then any such substitution must occur within 90 days from the date the breach was discovered. The Trustee will promptly notify the Master Servicer and the Securities Administrator of any such substitution. The Trustee or the related Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Trustee or the related Custodian, as its agent, shall notify the Sponsor in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Subsection 2.02(a). Within two Business Days after such notification, the Sponsor shall provide to the Paying Agent for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Sponsor of the Repurchase Price for the purchase of a Mortgage Loan by the Sponsor. After such notification to the Sponsor and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Sponsor. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Sponsor and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or the related Custodian, as its agent of a Request for Release for such Mortgage Loan), the Trustee (or the related Custodian, as its agent) shall release to the Sponsor the Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Sponsor title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Sponsor shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement or Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Sponsor with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Securities Administrator, the Rating Agencies and, upon request, the Trustee.

         In connection with any substitution of a Mortgage Loan pursuant to this
Section 2.04, the Sponsor shall promptly furnish to the Securities Administrator and the Trustee an officer's certificate, signed by a duly authorized officer of the Sponsor to the effect that such substitution has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such substitution have been satisfied, including the delivery to the Securities Administrator of the amount of principal due hereunder with respect to the Substitute Mortgage Loan, as applicable, for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, on which the Securities Administrator and the Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such substitution, as applicable, and which approval shall consist solely of the Securities Administrator's receipt of such documentation and deposits.

         Section 2.05. Issuance of Certificates(a). The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and the Certificate Registrar has countersigned and delivered to the Depositor, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Depositor has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests and the other assets of REMIC IV for the benefit of the holders of the REMIC IV Interests. The Trustee acknowledges receipt of REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests (which are uncertificated) and the other assets of REMIC IV and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC IV Certificates.

         Section 2.06. Representations and Warranties Concerning the Depositor(a) . The Depositor hereby represents and warrants to the Trustee, the Master Servicer, the Securities Administrator and the Certificate Insurer as follows:

     (a) the Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

     (b) the Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement, and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

     (c) the execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any indenture or other agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement;

     (d) no litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof;

     (e) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same;

     (f) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest; and

     (g) the Depositor has filed all reports required to be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirements for the past 90 days.

         Section 2.07. Covenants of the Master Servicer(a). The Master Servicer covenants to the Depositor, the Securities Administrator, the Certificate Insurer and the Trustee, as follows:

         (i) it shall comply in the performance of its obligations under this Agreement;

         (ii) no written information, certificate of an officer, statement furnished in writing or written report prepared by the Master Servicer pursuant to this Agreement and delivered to the Securities Administrator, the Depositor, any Affiliate of the Depositor or the Trustee will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

         (iii) it shall (only in its capacity as successor servicer pursuant to the Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans, and is required by the applicable Servicing Agreement.

     Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 2.08.     Purposes and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

     (c)    to make payments on the Certificates;

     (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

     The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding.


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


                                   Article III
                 Administration and Servicing of Mortgage Loans

         Section 3.01. Master Servicer(a) . The Master Servicer shall, from and after the Closing Date, supervise, monitor and oversee the obligation of any Servicer to service and administer their respective Mortgage Loans in accordance with the terms of the Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with any Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by all Servicers and shall enforce the obligations of all Servicers to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the related Servicing Agreement. The Master Servicer shall independently and separately monitor all Servicers servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to all Servicers and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in
Section 6.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the related Servicer to the Distribution Account pursuant to the related Servicing Agreement.

     In addition to the foregoing, in connection with a modification of any Mortgage Loan by a Servicer, if the Master Servicer is unable to enforce the obligations of the applicable Servicer with respect to such modification, the Master Servicer shall notify the Depositor of the Servicer's failure to comply with the terms of the related Servicing Agreement. If a Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the related Servicing Agreement and that any conditions to such modification set forth in the related Servicing Agreement have been satisfied. Furthermore, if a Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the related Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that the related Servicer is not complying with such timeframes and/or other requirements.

     The Trustee shall furnish all Servicers and the Master Servicer with any powers of attorney, in substantially the form attached hereto as Exhibit K, and other documents in form as provided to it necessary or appropriate to enable all Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

     The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

     The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02. REMIC-Related Covenants(a). For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or
Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion. In addition, the Trustee shall comply with all of the requirements of Treasury Regulation ss. 1.860F-2(a)(2), including, without limitation, the requirement that each REMIC account for items of income and ownership of assets in a manner that respects the separate existence of each REMIC.

         Section 3.03.     Monitoring of the Servicers.

         (a) The Master Servicer shall be responsible for reporting to the Trustee and the Depositor the non-compliance by any Servicer with its duties under the related Servicing Agreement. In the review of any Servicer's activities, the Master Servicer may rely upon an officer's certificate of the applicable Servicer (or similar document signed by an officer of the Servicer) with regard to the Servicer's compliance with the terms of the related Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the related Servicer should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of all Servicers under the applicable Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the related Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to a Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by the Servicer under its Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assignment Agreement. The Master Servicer shall enforce the obligation of the related Servicer pursuant to the related Servicing Agreement to provide it with the annual officer's certificate of compliance and annual independent accountants' Attestation Reports, as well as Back-Up Certifications to each Master Servicer Certification pursuant to
Section 3.18.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of a Servicer, if any, that it replaces.

         Section 3.04. Fidelity Bond(a). The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage


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with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The amount of coverage to be maintained by the Master Servicer with respect to the blanket fidelity bond policy shall be $50,000,000 per occurrence, and, with respect to the errors and omissions insurance policy, shall be $20,000,000 per occurrence.

         Section 3.05. Power to Act; Procedures(a) . The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and any Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not authorize any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC hereunder. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appear in, prosecute or defend any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.


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


     The Trustee shall execute and deliver to the related Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable or relating to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage; (iii) obtaining a deficiency judgment against the related Mortgagor; or (iv) enforcing any other rights or remedies provided by a Mortgage Note or related Mortgage or otherwise available at law or equity.

         Section 3.06. Due-on-Sale Clauses; Assumption Agreements(a). To the extent provided in a Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall enforce the obligations of the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with a Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

         Section 3.07.     Release of Mortgage Files.

         (a) pon becoming aware of the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the related Servicer will (and if such Servicer does not, then the Master Servicer may), if required under the related Servicing Agreement, promptly furnish to the related Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Protected Account maintained by such Servicer pursuant to Section 4.01 or by the related Servicer pursuant to the related Servicing Agreement have been or will be so deposited) and shall request that the related Custodian, on behalf of the Trustee, deliver to the related Servicer the related Mortgage File. Upon receipt of such certification and request, the related Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer, and the Trustee and related Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by such Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The related Custodian, on behalf of the Trustee, shall,


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


upon the request of the related Servicer or the Master Servicer, and delivery to the related Custodian, on behalf of the Trustee, of two copies of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the related Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the related Servicer or the Master Servicer to return the Mortgage File to the related Custodian on behalf of the Trustee when the need therefor by the related Servicer or the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the related Custodian, on behalf of the Trustee, to the related Servicer or the Master Servicer.

         (c) The Master Servicer hereby covenants that it shall not alter the codes referenced in Section 4(c) of the Mortgage Loan Purchase Agreement with respect to any Mortgage Loan during the term of this Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         Section 3.08. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

         (a) The Master Servicer shall transmit and a Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or related Custodian such documents and instruments coming into the possession of the Master Servicer or the related Servicer from time to time as are required by the terms hereof, or in the case of a Servicer, the related Servicing Agreement, to be delivered to the Trustee or related Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of a Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) shall enforce the obligations of such Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the


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Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the related Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the related Servicer under this Agreement or the related Servicing Agreement.

         Section 3.09.     Standard Hazard Insurance and Flood Insurance
Policies.

         (a) or each Mortgage Loan, the Master Servicer shall enforce any obligation of a Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 4.01, any amounts collected by a Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or a Servicer in maintaining any such insurance (if the Mortgagor defaults in its obligation to do so) shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or the related Servicer pursuant to Sections
4.01 and 4.03.

         Section 3.10. Presentment of Claims and Collection of Proceeds(a). The Master Servicer shall (to the extent provided in the related Servicing Agreement) enforce the obligations of a Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11.     Maintenance of the Primary Mortgage Insurance
Policies.

         (a) The Master Servicer shall not take, or authorize a Servicer (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or related Servicer, would have been covered


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


thereunder. The Master Servicer shall use its best reasonable efforts to enforce the obligations of a Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not authorize a Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to present, or to cause a Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer or such Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

         Section 3.12. Trustee to Retain Possession of Certain Insurance Policies and Documents(a) . The Trustee (or the related Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance, if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its applicable Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the applicable Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13. Realization Upon Defaulted Mortgage Loans(a) . The Master Servicer shall enforce the obligations of a Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the related Servicing Agreement.

         Section 3.14. Compensation for the Servicers and the Master Servicer(a) . The Master Servicer will be entitled to four days of income and gain realized from any investment of funds in the Distribution Account in each calendar month (the "Master Servicing Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any Prepayment Charges, other than with


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


respect to the Prepayment Charge Loans) shall be retained by the related Servicer and shall not be deposited in the related Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by a Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15.     REO Property.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the related Servicing Agreement, cause such Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the related Servicer to protect and conserve such REO Property in the manner and to the extent required by the related Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, enforce the obligations of the related Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Protected Account.

         (c) The Master Servicer and the related Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in a Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the related Servicer as provided above, shall be deposited in the related Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

         Section 3.16. Annual Statement as to Compliance. The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) to the Depositor, the Securities Administrator and the Trustee not later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement has been made under such officer's


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


supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall enforce the obligations of the Servicer, to the extent set forth in the Servicing Agreement, to deliver a similar Annual Statement of Compliance by the Servicer to the Depositor, the Securities Administrator and the Trustee as described above as and when required with respect to the Master Servicer. In the event that certain servicing responsibilities with respect to any Mortgage Loan have been delegated by the Master Servicer, the Securities Administrator or a Servicer to a Subservicer or Subcontractor, each such entity shall cause such Subservicer or Subcontractor (and with respect to the related Servicer, the Master Servicer shall enforce the obligation of such Servicer to the extent required under the related Servicing Agreement) to deliver a similar Annual Statement of Compliance by such Subservicer or Subcontractor to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer or the related Servicer (as the case may be).

         Failure of the Master Servicer to comply with this Section 3.16 (including with respect to the timeframes required herein) shall be deemed an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. Failure of the Securities Administrator to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall be deemed a default and the Trustee at the written direction of the Depositor shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.17. Assessments of Compliance and Attestation Reports(a). Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Master Servicer, the Securities Administrator and the related Custodian (to the extent set forth in this Section and the Custodial Agreement) (each, an "Attesting Party") shall deliver (or otherwise make available) to the Master Servicer, the Securities Administrator, the Depositor and the Trustee on or before March 15th of each calendar year beginning in 2007, a report regarding such Attesting Party's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

         (a)   A statement by an authorized officer of such Attesting
     Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;


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


         (b) A statement by an authorized officer that such Attesting Party used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

         (c) An assessment by such officer of the related Attesting Party's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an Attestation Report on the related Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the related Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the related Attesting Party.

         On or before March 15th of each calendar year beginning in 2007, each Attesting Party shall furnish to the Master Servicer, the Depositor, the Securities Administrator and the Trustee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Master Servicer shall enforce the obligation of a Servicer to deliver to the Securities Administrator, the Master Servicer, the Depositor and the Trustee, as applicable, an Assessment of Compliance and Attestation Report as and when provided in the related Servicing Agreement. Each of the Master Servicer and the Securities Administrator shall cause, and the Master Servicer shall enforce the obligation (as and when provided in the related Servicing Agreement) of such Servicer to cause, any Subservicer and each Subcontractor (to the extent such Subcontractor is determined by the related Servicer, the Master Servicer or the Securities Administrator, as applicable, to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB) that is engaged by a Servicer, the Master Servicer or the Securities Administrator, as applicable, to deliver to the Securities Administrator, the Master Servicer, the Depositor and the Trustee an Assessment of Compliance and Attestation Report as and when provided above. Such Assessment of Compliance, as to any Subservicer or Subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to any "primary servicer" to the extent such


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


Subservicer or Subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit L and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any Subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

     The applicable Custodian (to the extent set forth in the related Custodial Agreement) shall deliver to the Master Servicer, the Securities Administrator, the Depositor and the Trustee an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian". Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by the related Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.

     Failure of the Master Servicer to comply with this Section 3.17 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer's rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, constitute a default and at the written direction of the Depositor, the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.18. Reports Filed with Securities and Exchange Commission.Section 1.01.

     (a) (i)   (A) Within 15 days after each Distribution Date, the Securities
Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator


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as described in clause (a)(iv) below. Any disclosure that is in addition to the
Monthly Statement and that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

               (B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of a Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to
     Section 3.18(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

               (C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (in the case of any Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar day after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.07. Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such


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     filing requirements for the past 90 days. The Depositor shall notify the
     Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in Section 2.06(g) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

         (ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

               (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit O shall be required pursuant to Section 3.18(a)(iv) below to provide, and the Master Servicer will enforce the obligations of a Servicer (to the extent provided in the related Servicing Agreement) to provide, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

               (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer


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


for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business
Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.07. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

         (iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for all Servicers, the Master Servicer, the Securities Administrator and any Subservicer or Subcontractor, as applicable, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicers, the Master Servicer, each Subservicer and Subcontractor participating in the servicing function, the Securities Administrator and the Custodians, as described under Section 3.17, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm Attestation Report for the Master Servicer, the Servicers, the Securities Administrator, each Subservicer, each Subcontractor, as applicable, and the Custodians, as described under Section 3.17, and (B) if any registered public accounting firm Attestation Report described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 3.18(a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or Attestation Report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through
     (IV) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

               (B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of the Servicers (to the extent provided in the related Servicing Agreement) to provide, pursuant to
     Section 3.18(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

               (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March
     25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities


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


     Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.07. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in Section 2.06(g) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(iii) and (iv) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.16 and Section 3.17. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from a party's failure to deliver, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

               (D) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause all Servicers, and any Subservicer or Subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit M-1, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. In addition, in the case where the Master Servicer and Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit M-2; provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 11.07.

         (iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the "Additional Disclosure") relating to the Trust Fund, the Securities Administrator's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.18(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit P. Each of the Master Servicer, the Sponsor, the Securities Administrator and the Depositor hereby agrees to notify and provide, and the Master Servicer agrees to enforce the obligations (to the extent provided in the related Servicing Agreement) of a Servicer to notify and provide, to the extent known to the Master Servicer, the Sponsor, the Securities Administrator and the Depositor, all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit O as the responsible party for providing that information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

         Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in
     Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor and the Cap Contract Provider, the Swap Counterparty, as applicable, to that effect. The Depositor shall request from the Cap Contract Provider, the Swap Counterparty or the Certificate Insurer, as applicable, any information required under Regulation AB to the extent required under the Cap Contracts, the Swap Agreement or the Certificate Insurance Policy, as applicable. The Depositor will be obligated pursuant to the Cap Contracts, the Swap Agreement or the Certificate Insurance Policy, as applicable, to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Cap Contract Provider, the Swap Counterparty or the Certificate Insurer, as applicable, is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.


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


         So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.18. In addition, the Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Trustee and the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Cap Contract Provider or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007. Should the identification of any of the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Cap Contract Provider or the Custodian change, the Depositor shall promptly notify the Trustee.

         (v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

               (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form

     15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

               The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement or the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section
     3.18 shall not be reimbursable from the Trust Fund.

     (b) The Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under Sections 3.16, 3.17 and 3.18 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Securities Administrator pursuant to Section 3.16, 3.17 or 3.18 (the "Securities Administrator Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Certificates, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

     The Depositor shall indemnify and hold harmless the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.16, 3.17 and 3.18 or the Depositor's negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Securities Administrator and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed


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pursuant to this Section 3.18 (the "Depositor Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Certificates, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.

     The Master Servicer shall indemnify and hold harmless the Securities Administrator and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.16, 3.17 and 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Master Servicer pursuant to Section 3.16, 3.17 or 3.18 (the "Master Servicer Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Certificates, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 3.18(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

     The indemnification provisions set forth in this Section 3.18(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (c) Failure of the Master Servicer to comply with this Section 3.18 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer rights


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to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.18 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, at the written direction of the Depositor, constitute a default and the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 3.18(d), the Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in
Section 9.05. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from any party's failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.

     (d) Notwithstanding the provisions of Section 11.02, this Section 3.18 may be amended without the consent of the Certificateholders.

     (e) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this
Section 3.18, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.


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         Section 3.19.     Intention of the Parties and Interpretation(a) . Each
of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and 3.18 of this Agreement is to facilitate compliance by the Sponsor, the Depositor and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose,
(b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

         Section 3.20. UCC(a).The Depositor shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Depositor. The Trustee agrees to monitor and notify the Depositor if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Depositor in writing, the Trustee will file any such continuation statements solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.21. Optional Purchase of Defaulted Mortgage Loans(a) . With respect to any Mortgage Loan which as of the first day of a Fiscal Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided, however, (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

     In addition, EMC shall, at its option, purchase any Mortgage Loan from the Trust if the first Due Date for such Mortgage Loan is subsequent to the Cut-off Date, and the initial Monthly Payment with respect to such Mortgage Loan is not made within thirty (30) days of such Due Date. Such purchase shall be made at a price equal to the Repurchase Price.

     If at any time EMC remits to the Paying Agent a payment for deposit in the Distribution Account covering the amount of the Repurchase Price for such a Mortgage Loan, and EMC provides to the Trustee and the Master Servicer a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Distribution Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of EMC, without


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recourse, to EMC which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. EMC will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.


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                                   Article IV
                                    Accounts

         Section 4.01.     Protected Accounts.

         (a) The Master Servicer shall enforce the obligation of a Servicer to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Account shall be deposited, within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof, all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by such Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the related Servicer's own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. The related Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the related Protected Account shall be held in a Designated Depository Institution and segregated as a trust account on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in the related Servicing Agreement, amounts on deposit in the related Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Distribution Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of such Servicer. Each Servicer (to the extent provided in the related Servicing Agreement) shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as a successor servicer to a Servicer), or shall cause a Servicer to, withdraw or shall cause to be withdrawn from the related Protected Account, and shall immediately deposit or cause to be deposited in the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan serviced by it:

               (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by a Servicer pursuant to the related Servicing Agreement which were due on or before the related Due Date, net of the amount


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         thereof comprising the related Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

               (ii) Full Principal Prepayments (excluding any Prepayment Charges) and any Liquidation Proceeds received by a Servicer with respect to such Mortgage Loans in the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period), with interest to the date of prepayment or liquidation, net of the amount thereof comprising the related Servicing Fee; and

               (iii) Partial Principal Prepayments received by a Servicer for such Mortgage Loans in the related Prepayment Period;

               (iv) All funds collected and received in connection with the operation of any REO Property, and Liquidation Proceeds received upon the final disposition of any REO Property (net of any unreimbursed Monthly Advances, other advances of the Servicer or Master Servicer with respect thereto, and unpaid related Servicing Fees with respect thereto);

               (v) Any amount to be used as a Monthly Advance;

               (vi) Any amounts remitted by a Servicer, not included in a Scheduled Payment, and representing fees or premiums in connection with any lender-paid Primary Mortgage Insurance Policy with respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy; and

               (vii) Any Prepayment Charges on the Prepayment Charge Loans.

         (d) Withdrawals may be made from a Protected Account only to make remittances as provided in Section 4.01(c); to reimburse the Master Servicer or a Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Section 4.01(c), certain amounts otherwise due to a Servicer may be retained by them and need not be deposited in the Distribution Account. Amounts received by the Master Servicer or the Securities Administrator in connection with Prepayment Charges on the Prepayment Charge Loans shall be deposited into the Class XP Reserve Account by such party upon receipt thereof.

                  (e)......The Master Servicer shall not itself waive (or
authorize a Servicer to waive, unless a Servicer is allowed to waive in accordance with the terms of the related Servicing Agreement) any Prepayment Charge that the Trust would otherwise be entitled to unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and


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would, in the reasonable judgment of a Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived by the Master Servicer, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge by depositing such amount into the Distribution Account by the immediately succeeding Distribution Account Deposit Date.

         Section 4.02.     Distribution Account.

         (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders and the Certificate Insurer, the Distribution Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders and the Certificate Insurer in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent. The Distribution Account shall be an Eligible Account. The Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer). The amount at any time credited to the Distribution Account shall, if invested, be invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer and the Depositor. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. The investment earnings from Permitted Investments in the Distribution Account for the four days prior to each Distribution Date shall be for the account of the Master Servicer and all other investment earnings shall be for the account of the Depositor. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer or the Depositor, as applicable, shall promptly remit the amount of the loss to the Paying Agent, who shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Paying Agent shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Paying Agent) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.


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


         Section 4.03. Permitted Withdrawals and Transfers from the Distribution Account.

         (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the related Servicing Agreement or this Agreement or as the Securities Administrator has instructed hereunder for the following purposes:

               (i) to reimburse the Master Servicer or a Servicer for any Monthly Advance of its own funds or any advance of such Master Servicer's or any Servicers own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

               (ii) to reimburse the Master Servicer or a Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or a Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

               (iii) to reimburse the Master Servicer or a Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or a Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the related Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection 4.03(a) to the Servicer, and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

               (iv) to pay the Master Servicer or a Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Master Servicer or the related Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;


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


               (v) to pay a Servicer from the Repurchase Price for any Mortgage Loan, the amount which such Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation;

               (vi) to reimburse the Master Servicer or a Servicer for advances of funds, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

               (vii) to reimburse the Master Servicer or a Servicer for any Nonrecoverable Advance that has not been reimbursed pursuant to clauses
         (i) and (vi);

               (viii) to pay the Master Servicer as set forth in Section 3.14;

               (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and 7.04 (d);

               (x) to pay to the related Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

               (xi) to reimburse or pay a Servicer any such amounts as are due thereto under the related Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

               (xii) to reimburse or pay the Trustee, the Securities Administrator or a Custodian for fees, expenses, costs and liabilities incurred by and reimbursable or payable to it pursuant to this Agreement and not otherwise reimbursable or payable to it;

               (xiii) to pay fees or premiums in connection with any lender-paid Primary Mortgage Insurance Policy with respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy, to the extent such fees or premiums have been remitted to the Master Servicer by a Servicer as a part of any Scheduled Payment or otherwise;

               (xiv) to pay the Certificate Insurer its Aggregate Premium
         Amount;

               (xv) to remove amounts deposited in error; and

               (xvi) to clear and terminate the Distribution Account pursuant to
         Section 10.01.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through
(vii), inclusive, and (x) above


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or with respect to any such amounts which would have been covered by such clauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.01(c).

         (c) On each Distribution Date, the Paying Agent shall distribute the Available Funds to the extent on deposit in the Distribution Account to the Holders of the Certificates (other than the Residual Certificates) in accordance with distribution instructions provided to it by the Securities Administrator (if the Paying Agent and the Securities Administrator are not the same Person) no later than two Business Days prior to such Distribution Date and determined by the Securities Administrator in accordance with Section 6.01.

            Section 4.04.  Basis Risk Reserve Fund.

         (a) On the Closing Date, the Paying Agent shall establish and maintain, in trust for the benefit of the holders of the Adjustable Rate Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Basis Risk Reserve Fund, Wells Fargo Bank, N.A., as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8" (the "Basis Risk Reserve Fund"). On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Basis Risk Reserve Fund the amounts specified pursuant to Section 6.01(a)(iii). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Basis Risk Reserve Fund and use the amounts in the Basis Risk Reserve Fund to make distributions to each Class of Adjustable Rate Certificates in an amount equal to the amount of any Basis Risk Shortfall Carry Forward Amount on such Certificates, pursuant to Section 6.01(a)(iii). Any such amounts transferred shall be treated for federal tax purposes as amounts distributed to the B-IO Certificateholders as transferee thereof. For federal tax return and information reporting purposes, the rights of the Holders of the Adjustable Rate Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Securities Administrator.

         (b)   The Basis Risk Reserve Fund shall be an Eligible
Account. Amounts held in the Basis Risk Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Basis Risk Reserve Fund pursuant to this Section 4.04 and
Section 6.01(a)(iii). The Basis Risk Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Basis Risk Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Basis Risk Reserve Fund shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Basis Risk Reserve Fund.

         (c) The Paying Agent will invest funds deposited in the Basis Risk Reserve Fund as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Basis Risk Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are


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


required to be withdrawn from the Basis Risk Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class B-IO Certificateholders, then funds in the Basis Risk Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Basis Risk Reserve Fund shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Paying Agent to the Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class B-IO Certificateholders shall deposit in the Basis Risk Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.05.     The Reserve Fund and the Cap Contracts(a).

     The Depositor hereby directs the Trustee to execute, deliver and perform its obligations under the Cap Contracts on behalf of the Trust Fund. Amounts payable by the Trust Fund on the Closing Date pursuant to the Cap Contracts shall be paid by the Sponsor. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to such Cap Contracts, including, without limitation, for making any payments thereunder. The Sponsor, the Depositor, the Servicers and the Certificateholders by their acceptance of such Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Cap Contracts and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

     The Paying Agent shall establish and maintain in the name of the Holders of the Adjustable Rate Certificates, the Reserve Fund as a segregated trust account. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Reserve Fund shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Reserve Fund.

     The Paying Agent will invest funds deposited in the Reserve Fund as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class B-IO Certificateholders, then funds in the Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Reserve Fund shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Paying Agent to the Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class B-IO Certificateholders shall deposit in the


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Reserve Fund their pro rata share of the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

     Any Cap Contract Payment Amounts made by the Cap Contract Provider pursuant to the Cap Contracts with respect to a Distribution Date shall be deposited by the Paying Agent into the Reserve Fund and distributed by the Paying Agent on the related Distribution Date in the following order of priority, in each case to the extent of amounts available:

            first, (i) to the Holders of the Class A Certificates, pro rata, and thereafter (ii) to the Holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates, in that order, the payment of any related Basis Risk Shortfall Carry Forward Amount for such Distribution Date, to the extent not covered by Net Monthly Excess Cashflow for such Distribution Date;

            second, from any remaining amounts, (i) to the Holders of the Class A Certificates, pro rata, and thereafter (ii) to the Holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates, in that order, the payment of any Current Interest and Interest Carry Forward Amount for each such Class to the extent not covered by Interest Funds or Net Monthly Excess Cashflow on such Distribution Date;

            third, from any remaining amounts, to the Holders of the Class B-IO Certificates.

            Section 4.06.  Final Maturity Reserve Account.

     No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Holders of the Certificates and the Certificate Insurer, the Final Maturity Reserve Account as a segregated trust account. The Final Maturity Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Final Maturity Reserve Account, and for all federal tax purposes, amounts transferred by the REMICs to the Final Maturity Reserve Account shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Final Maturity Reserve Account.

     The Paying Agent will invest funds deposited in the Final Maturity Reserve Account as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Final Maturity Reserve Account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Final Maturity Reserve Account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class B-IO Certificateholders, then funds in the Final Maturity Reserve Account shall remain uninvested. All income and gain realized from investment of funds deposited in the

Final Maturity Reserve Account shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Paying Agent to the Class B-IO Certificateholders on the next Distribution Date. The Class B-IO Certificateholders shall deposit in the Final Maturity Reserve Account their pro rata share of the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

     If, on the Distribution Date occurring in November 2016, or on any Distribution Date thereafter, any Certificates are outstanding, and the aggregate Scheduled Principal Balance of the Mortgage Loans with original terms of maturity in excess of 30 years is greater than or equal to the related scheduled amount set forth in Schedule C to this Agreement with respect to such Distribution Date, then the Securities Administrator shall deposit into the Final Maturity Reserve Account, from Available Funds for such Distribution Date, prior to any distributions of interest to the Certificates, the related Coupon Strip for such Distribution Date, in accordance with the payment priority set forth in Section 6.01(a)(i)(first).

     If, on any Distribution Date, any amounts on deposit in the Final Maturity Reserve Account exceed the lesser of (i) the aggregate Certificate Principal Balance of the Certificates as of such date, and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years as of such date, an amount equal to such excess shall be shall be distributed by the Securities Administrator to the Class B-IO Certificates on such Distribution Date as a part of the Class B-IO Distribution Amount.

     On the earlier of the Distribution Date occurring in October 2036 and the Distribution Date on which the final distribution of payments from the Mortgage Loans and the other assets in the Trust (other than the Policy) is expected to be made, funds on deposit in the Final Maturity Reserve Account shall be distributed to the Certificates in the following order of priority and the Final Maturity Reserve Account shall be closed:

               first, to the Senior Certificates, pro rata in accordance with their outstanding Certificate Principal Balances, until the Certificate Principal Balance of each such Class is reduced to zero;

               second, to the Certificate Insurer, any accrued and unpaid Reimbursement Amounts payable to the Certificate Insurer in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition;

               third, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class is reduced to zero, after giving effect to principal distributions on such Distribution Date;

               fourth, to each Class of Senior Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to distributions of Interest Funds on such Distribution Date in accordance with the payment priorities set forth in Section 6.01(a)(i) and (iii);


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


               fifth, to the Certificate Insurer, any accrued and unpaid Reimbursement Amounts payable to the Certificate Insurer in respect of any Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition;

            sixth, to each Class of Subordinate Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to distributions of Interest Funds on such Distribution Date in accordance with the payment priorities set forth in Section 6.01(a)(i) and (iii);

            seventh, to each Class of Certificates, any Basis Risk Shortfall Carry Forward Amount for each such Class remaining unpaid after giving effect to the distributions on such Distribution Date in accordance with payment priorities set forth in Sections 6.01(a)(iii); and

            eighth, to the Class B-IO Certificates, any remaining amount.

         Section 4.07.     Supplemental Fund.

         (a) No later than the initial Distribution Date, the Securities Administrator shall establish and maintain, in trust for the benefit of the holders of the Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Supplemental Fund, Wells Fargo Bank, National Association, as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8" (the "Supplemental Fund"). The Supplemental Fund shall be an Eligible Account or a sub-account of an Eligible Account. No later than the initial Distribution Date, the Depositor shall pay to the Securities Administrator an amount equal to $25,000 which shall be deposited by the Securities Administrator into the Supplemental Fund. Pursuant to Section 6.01, on the initial Distribution Date, amounts on deposit in the Supplemental Fund will be withdrawn from the Supplemental Fund and paid to the Adjustable Rate Certificates to the extent that Accrued Certificate Interest on the Adjustable Rate Certificates on the initial Distribution Date is reduced by application of the related Net Rate Cap on such initial Distribution Date. The Supplemental Fund will be entitled to be replenished on each future Distribution Date from Available Funds otherwise payable as interest on such Distribution Date to the Class B-IO Certificates, until the Supplemental Fund has been replenished to the extent of the amount paid from the Supplemental Fund on the initial Distribution Date. On the Distribution Date immediately following the date on which the aggregate of the amounts replenished to the Supplemental Fund equals $25,000, all amounts then on deposit in the Supplemental Fund will be distributed to the Depositor or its designee (as set forth in the preceding sentence), and following such distribution the Supplemental Fund will be terminated.

         (b) The Securities Administrator will invest funds deposited in the Supplemental Fund as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Supplemental Fund pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Supplemental Fund pursuant to


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


this Agreement, if the Securities Administrator or an affiliate of the Securities Administrator is the obligor for such Permitted Investment (or, if no written direction is received by the Securities Administrator from the Depositor, then funds in the Supplemental Fund shall remain uninvested). For federal income tax purposes, the Depositor shall be the owner of the Supplemental Fund and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Supplemental Fund be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Supplemental Fund, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Securities Administrator to the Depositor within one Business Day after the termination of the Supplemental Fund. The Depositor shall deposit in the Supplemental Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.08.     Certificate Insurance Policy.

         (a) On or prior to the Closing Date, the Securities Administrator shall cause to be established and maintained the Policy Account, into which amounts received by the Securities Administrator pursuant to the Certificate Insurance Policy shall be deposited for the benefit of the Class A-6B Certificates. The Policy Account may be a sub-account of the Distribution Account. Amounts on deposit in the Policy Account shall not be invested and shall not be held in an interest-bearing account.

         (b) As soon as possible, and in no event later than 12:00 noon New York time on the second Business Day immediately preceding any Distribution Date, the Securities Administrator shall furnish the Certificate Insurer and the Trustee with a completed Notice in the form set forth as Exhibit A to the Endorsement to the Certificate Insurance Policy in the event that the related Principal Funds or Interest Funds (other than any amounts in respect of Insured Amounts) are insufficient to pay Current Interest (net of any Prepayment Interest Shortfalls, Basis Risk Shortfalls or any shortfalls resulting from Net Deferred Interest or from the application of the Relief Act or similar state laws, allocated to the Class A-6B Certificates) with respect to the Class A-6B Certificateholders, as applicable, on such Distribution Date; provided, however, that if such Distribution Date is the Final Distribution Date, the Notice shall also include the outstanding Certificate Principal Balance of the Class A-6B Certificates, after giving effect to all payments of principal on the Class A-6B Certificates on such Final Distribution Date, other than pursuant to the Certificate Insurance Policy. The Notice shall specify the amount of Insured Amounts and shall constitute a claim for an Insured Amount pursuant to the Certificate Insurance Policy.

         (c) Upon receipt of an Insured Amount in accordance with the Certificate Insurance Policy from the Certificate Insurer on behalf of the Holders of the Insured Certificates, the Securities Administrator shall deposit such Insured Amounts into the Policy Account. On or prior to each Distribution Date, the Securities Administrator shall transfer amounts on deposit in the Policy Account to the Distribution Account and shall distribute such Insured Amounts to the Insured Certificates in accordance with this Section 4.08.


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



         The Securities Administrator shall include on each Distribution Date any Insured Amounts received by it from or on behalf of the Certificate Insurer for such Distribution Date (i) in the amount distributed to the Holders of the Insured Certificates pursuant to Section 6.01(a) and (ii) in the amount deemed to have been distributed to the Class A-6B regular interests and deposited for their benefit into the Distribution Account. If on any Distribution Date the Securities Administrator determines that the Certificate Insurer has paid more under the Certificate Insurance Policy than is required by the terms thereof, the Securities Administrator shall promptly return any excess to the Certificate Insurer.

         (d)   (i)   The Securities Administrator shall receive as
attorney-in-fact of the Holders of the Insured Certificates any Insured Amount delivered to it by the Certificate Insurer for payment to such Holders and (ii) the Securities Administrator shall distribute such Insured Amount to such Holders as set forth in Section 6.01. Insured Amounts disbursed by the Paying Agent from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund with respect to the Insured Certificates, nor shall such disbursement of Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Holders. The Securities Administrator hereby agrees on behalf of the Holders of the Insured Certificates (and each such Holder, by its acceptance of its Insured Certificates, hereby agrees) for the benefit of the Certificate Insurer that, to the extent the Certificate Insurer pays any Insured Amount, either directly or indirectly (as by paying through the Securities Administrator), to the Holder of a Insured Certificate, the Certificate Insurer will be entitled to be subrogated to any rights of such Holder to receive the amounts for which such Insured Amount was paid, to the extent of such payment, and will be entitled to receive the Reimbursement Amount as set forth in Section 6.01.

         (e)   At the end of the Term of the Certificate Insurance
Policy (as defined in the Certificate Insurance Policy), the Trustee shall return the Certificate Insurance Policy to the Certificate Insurer for cancellation.

         (f) Upon its becoming aware of the occurrence of an Event of Default, the Trustee or the Securities Administrator, as applicable, shall promptly notify the Certificate Insurer of such Event of Default.

         (g) The Trustee or the Securities Administrator, as applicable, shall promptly notify the Certificate Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class A-6B Certificates as to which it has actual knowledge. Each Holder of a Class A-6B Certificate, by its purchase of Class A-6B Certificates, and the Trustee and the Securities Administrator hereby agree that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Trustee and each Holder of a Class A-6B Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         (h)   The Securities Administrator shall designate a
"Certificate Insurer Contact Person" who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans.

         (i) The Securities Administrator shall send to the Certificate Insurer the reports prepared pursuant to Sections 3.16 and 3.18 and make available to the Certificate Insurer the statements prepared pursuant to
Section 6.04, as well as any other statements or communications sent to Holders of the Class A-6B Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

         (j)   With respect to this Section 4.08, the terms
"Receipt" and "Received" shall mean actual delivery to the Certificate Insurer, if any, prior to 12:00 p.m., New York time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 p.m., New York time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Certificate Insurance Policy by the Trustee or the Securities Administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. The Certificate Insurer shall promptly so advise the Trustee and the Securities Administrator and the Trustee or the Securities Administrator, as applicable, may submit an amended notice.

         (l) All references herein to the ratings assigned to the Class A-6B Certificates and to the interests of any Certificateholders shall be without regard to the Certificate Insurance Policy.

         Section 4.09.     Class XP Reserve Account.

         (a) No later than the Closing Date, the Securities Administrator shall establish and maintain in the name of the Holders of the Class XP Certificates, the Class XP Reserve Account as a segregated trust account. On the Closing Date, the Depositor shall deposit $100 into the Class XP Reserve Account. Funds on deposit in the Class XP Reserve Account shall be held in trust by the Securities Administrator for the holders of the Class XP Certificates. The Class XP Reserve Account will not represent an interest in any REMIC.

         (b) Any amount on deposit in the Class XP Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Securities Administrator shall withdraw the amount then on deposit in the Class XP Reserve Account and deposit such amount into the Distribution Account to be distributed to the Holders of the Class XP Certificates in accordance with
Section 6.01(b). In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in Section 10.01(a) and (y) the Business Day prior to the Distribution Date occurring in September 2009, the Securities Administrator shall withdraw the amount on deposit in the


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


Class XP Reserve Account, deposit such amount into the Distribution Account and distribute such amount to the Class XP Certificates on such Distribution Date in accordance with Section 6.01(b) and, following such withdrawal, the Class XP Reserve Account shall be closed.

         (c) The Class XP Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs.


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


                                   Article V
                                  Certificates

         Section 5.01.     Certificates.

         (a) The Depository and the Depositor have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates and the Individual Certificates and as provided in Subsection 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Certificate Registrar, as agent of the Depositor, shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Certificate Registrar, as agent of the Depositor, may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         The Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Certificate Registrar cause such Class to become Global Certificates, the Certificate Registrar and the Depositor will take such action as may be reasonably required to cause the Depository to accept such Class or Classes of Certificates for trading if it may legally be so traded.

         All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option advises the Certificate Registrar, as agent of the Depositor, in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar, as agent of the Depositor, shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar, as agent of the Depositor, of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall issue the definitive Certificates.

     In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a definitive Certificate evidencing such Certificate Owner's interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent interest in fully registered definitive form. Upon receipt by the Certificate Registrar, as agent of the Depositor, of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Current Principal Balance or Notional Amount, as applicable, being exchanged, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall execute and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's interest in such Class of Certificates and (ii) the Certificate Registrar shall execute a new Book-Entry Certificate reflecting the reduction in the aggregate Current Principal Balance or Notional Amount, as applicable, of such Class of Certificates by the amount of the definitive Certificates.

     Neither the Depositor nor the Certificate Registrar shall be liable for any delay in the delivery of any instructions required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

     (c) (i) REMIC I will be evidenced by (x) the Class I-X, Class I-Q and Class XP interests (together, the "REMIC I Regular Interests"), which
     (i) will be uncertificated and non-transferable, and (ii) are hereby designated as the "regular interests" in REMIC I and (y) the Class R-I REMIC I Interest, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Interest, the "REMIC I Interests"). Principal shall be paid on, and realized losses allocated to, the Class I-Q REMIC I Regular Interest until its principal balance has been reduced to zero, and then to the Class I-X REMIC I Regular Interests (in accordance with their respective principal balances). The REMIC I Interests will have the following designations, initial principal balances and pass-through rates:

                                                                  Pass-
         REMIC I                                                 Through
        Interests         Initial Principal Balance               Rate
     -----------------   ---------------------------           ------------
           I-X                  $1,080,456,994                     (1)
           I-Q                    $662,539,164                     (1)
           XP                              N/A                     (2)
           R-I                             N/A                   N/A(3)

     -----------------

         (1) The weighted average of the Net Mortgage Rates of the Mortgage Loans.

         (2) This REMIC I Regular Interest will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC, to the extent not retained by EMC pursuant to its Servicing Agreement.

         (3) The Class R-I Interest does not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-I Interest.

         (ii) REMIC II will be evidenced by (x) the Classes of REMIC II Interests set forth in the table below, all of which, other than the Class R-II REMIC II Interest, are hereby designated as the "regular interests" in REMIC II (the "REMIC II Regular Interests"), and will be uncertificated and non-transferable and (y) the Class R-II Interest, which is hereby designated as the single "residual interest" in REMIC II (the REMIC II Regular Interests, together with the Class R-II Interest, the "REMIC II Interests"). The REMIC II Regular Interests shall be recorded on the records of REMIC II as being issued to and held by the Trustee on behalf of REMIC III.

               Interest on the REMIC II Regular Interests that corresponds to interest on the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC II Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class II-Q REMIC II Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the other REMIC II Regular Interests (other than the Class II-X REMIC II Regular Interest) in the same proportions that the Turbo Amount is allocated among the respective Classes of Certificates with the corresponding designations, and will be accrued and added to principal on the Class II-Q REMIC II Regular Interest.

               Principal payments on the REMIC I Regular Interests held by REMIC II shall be allocated 0.1% to the REMIC II Regular Interests (other than the Class II-X and Class II-Q REMIC II Regular Interests). The remaining 99.9% shall be allocated to Class II-Q REMIC II Regular Interest. The aggregate amount of principal allocated to the REMIC II Regular Interests (other than the Class II-X and Class II-Q REMIC II Regular Interests) shall be apportioned among such REMIC II Regular Interests in the same proportions as principal is payable with respect to the respective Classes of Certificates with the corresponding designations. Notwithstanding the above, principal payments on REMIC II Regular Interests that are attributable to an Excess Overcollateralization Amount shall be allocated to the Class II-Q REMIC II Regular Interest. Realized losses shall be applied such that after all distributions have been made on such Distribution Date (i) the principal balances of the REMIC II Regular Interests (other than the Class II-X and Class II-Q REMIC II Regular Interests) are each 0.1% of the principal balances of the respective Classes of Certificates with the corresponding designations, and (ii) the principal balance of the Class II-Q REMIC II Regular Interest is equal to the principal balance of the Mortgage Loans, less an amount equal to 0.1% of the aggregate Certificate Principal Balances of the Offered Certificates (other than the Interest- Only Certificates).

               The REMIC II Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:


                                                       Pass-        Allocation
       REMIC II                                        Through          of
       Interests       Initial Principal Balance        Rate         Interest
     -------------   -----------------------------   ----------   --------------

                                                       Pass-        Allocation
       REMIC II                                        Through          of
       Interests       Initial Principal Balance        Rate         Interest
     -------------   -----------------------------   ----------   --------------

        A-1A           $        411,729                 (2)         (3),(4)
        A-1B           $        341,380                 (2)         (3),(4)
         A-2           $        243,840                 (2)         (3),(4)
         A-3           $        53,650                  (2)         (3),(4)
        A-4A           $        91,252                  (2)         (3),(4)
        A-4B           $        48,770                  (2)         (3),(4)
        A-4C           $        156,058                 (2)         (3),(4)
         A-5           $        57,305                  (2)         (3),(4)
        A-6A           $        55,998                  (2)         (3),(4)
        A-6B           $        100,000                 (2)         (3),(4)
         B-1           $        41,832                  (2)         (3),(4)
         B-2           $        33,117                  (2)         (3),(4)
         B-3           $        12,201                  (2)         (3),(4)
         B-4           $        22,659                  (2)         (3),(4)
         B-5           $        12,201                  (2)         (3),(4)
         B-6           $        8,715                   (2)         (3),(4)
         B-7           $        8,715                   (2)         (3),(4)
         B-8           $        8,715                   (2)         (3),(4)
         B-9           $        10,458                  (2)         (3),(4)
        II-X           $ 1,080,456,994(1)               (5)         (5)
        II-Q           $ 1,741,274,473                  (2)         (3),(4)
         XP                    N/A(6)                 N/A(6)        ---
        R-II                   N/A(7)                 N/A(7)        ---

     ----------------

         (1)   Notional Balance.

         (2) The pass-through rate on this REMIC II Regular Interest shall at any time of determination equal the weighted average of the pass-through rates of the Class II-X, and Class I-Q REMIC I Regular Interests, where the interest rate on the Class II-X REMIC I Regular Interest is reduced for purposes of this computation by the lesser of (x) 0.40%, and (y) all the interest on such Class, expressed as a per annum rate.

         (3) Except as provided in note (4) below, interest with respect to this REMIC II Regular Interest will be allocated to the Certificates having the corresponding Class designation in the same proportion as interest is payable on such Certificates.

         (4) Any interest with respect to this REMIC II Regular Interest -- in excess of the product of (i) 1,000 times the weighted average coupon of the REMIC II Regular Interests (other than the Class II-X REMIC II Regular Interest), where each such REMIC II Regular Interest (other than the Class II-Q REMIC II Regular Interest) is first subject to a cap and floor equal to the Pass-Through Rates of the Certificates having the corresponding Class designation, and the Class II-Q REMIC II Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of this REMIC II Regular Interest, will be allocated to the Class B-IO Certificates. In addition, an amount equal to the Initial Overcollateralization Amount shall be allocated to the Class B-IO Certificates on the first Distribution Date. The Class B-IO Certificates shall be subordinated to the extent provided in
     Section 6.01.

         (5) This REMIC II Regular Interest pays interest equal to 40 basis points of the interest paid on the Class II-X REMIC I Regular Interest (or the total interest paid on the Class II-X REMIC I Regular Interest, if less). Interest with respect to this REMIC II Regular Interest shall be allocated entirely to the Class X Certificates.

         (6) This REMIC II Regular Interest will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC, to the extent not retained by EMC pursuant to its Servicing Agreement.

         (7) The Class R-II Interest does not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal, as designated above, will be distributed to the Class R-II Interest.

         (iii) The interests designated below (other than the Class R-III interest) are hereby designated as "regular interests" with respect to REMIC III (the "REMIC III Regular Interests") and the Class R-III Interest is hereby designated as the single "residual interest" with respect to REMIC III. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal as designated herein shall be distributed to the Class R-III Interest. The terms of the REMIC III Regular Interests are set out in Section 6.01.


         REMIC I
        Interests         Initial Principal Balance           Pass Through Rate
     -----------------   ---------------------------         -------------------
           A-1A           $ 411,729,000.00                          (1)
           A-1B           $ 341,380,000.00                          (2)
           A-2            $ 243,840,000.00                          (3)
           A-3            $  53,650,000.00                          (4)
           A-4A           $  91,252,000.00                          (5)
           A-4B           $  48,770,000.00                          (6)
           A-4C           $ 156,058,000.00                          (7)
           A-5            $  57,305,000.00                          (8)
           A-6A           $  55,998,000.00                          (9)
           A-6B           $ 100,000,000.00                          (10)
           B-1            $  41,832,000.00                          (11)
           B-2            $  33,117,000.00                          (12)
           B-3            $  12,201,000.00                          (13)
           B-4            $  22,659,000.00                          (14)
           B-5            $  12,201,000.00                          (15)
           B-6            $   8,715,000.00                          (16)
           B-7            $   8,715,000.00                          (17)
           B-8            $   8,715,000.00                          (18)
           B-9            $  10,458,000.00                          (19)
           B-IO              Notional (20)                          (20)
           X                 Notional (21)                          (21)
           XP             $         100.00                          (22)
           R-I                $0                                    N/A (23)
           R-II               $0                                    N/A (23)
           R-III              $0                                    N/A (23)
           R-X                $0                                    N/A (23)


     ----------------

         (1) The Class A-1A Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (2) The Class A-1B Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (3) The Class A-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 11.50% per annum and
     (iii) the applicable Net Rate Cap.

         (4) The Class A-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (5) The Class A-4A Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (6) The Class A-4B Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (7) The Class A-4C Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (8) The Class A-5 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (9) The Class A-6A Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (10) The Class A-6B Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (11) The Class B-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (12) The Class B-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (13) The Class B-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (14) The Class B-4 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (15) The Class B-5 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (16) The Class B-6 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (17) The Class B-7 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (18) The Class B-8 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (19) The Class B-9 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
     (iii) the applicable Net Rate Cap.

         (20)  Initially $1,742,996,158 and thereafter the aggregate
     Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period. The Class B-IO Certificates will be entitled to receive certain distributions as provided for in Section 6.01. Other than for federal income tax purposes, the Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.

         (21) The Class X Certificates will bear interest on at a fixed per annum Pass-Through Rate equal to 0.40% on a notional amount, on any Distribution Date, equal to the aggregate outstanding principal balance of the Mortgage Loans having "hard" prepayment charges for a term of three years from origination. The initial notional amount is $1,080,456,994.

         (22) The Class XP Certificates will not bear any interest. The Class XP Certificates will be entitled to receive Prepayment Charges with respect to the Prepayment Charge Loans. The Class XP Certificates will not represent an interest in any REMIC; they will instead represent an interest in the Trust constituted by this Agreement that a strip of Prepayment Charges associate with the Prepayment Charge Loans.

         (22) The Class R Interests do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal, as designated above, will be distributed to the Class R-III Interest.

         (iv)  REMIC IV will be evidenced by (x) the REMIC IV B-IO
     Regular Interest, which will be uncertificated and non-transferable and is hereby designated as the "regular interest" in REMIC IV and has the principal balance and accrues interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(vi), and (y) the Class R-X Certificate, which is hereby designated as the single "residual interest" in REMIC IV.

               The REMIC IV Regular Interest and the Class R-X Certificate will have the following designations, initial balances and pass-through rates:


          Class Designation for
             each REMIC IV               Type of         Initial Uncertificated        Uncertificated Pass-
               Interest                 Interest           Principal Balance              Through Rate
               --------                 --------           -----------------              ------------
          B-IO                           Regular           $1,742,996,158                     (1)
          Class R-X Certificate          Residual                      $0                     (2)

         ----------------
              (1) The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount. The REMIC IV Regular Interest will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on the REMIC IV B-IO Regular Interest.

              (2) The Class R-X Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC IV after payments of interest and principal, as designated above, will be distributed to the Class R-X Certificate.

         (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC I Regular Interests and the Certificates.

         (e) With respect to each Distribution Date, each Class of Certificates (other than the Residual Certificates) shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Adjustable Rate Certificates, interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, and with respect to each Distribution Date and each such Class of the Interest-Only Certificates, interest shall be calculated on the basis of a 360-day year consisting of twelve 30 day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Certificate Principal Balance of such Class of Certificates applicable to such Distribution Date. The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

         (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4 and A-5. On original issuance, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and the Certificate Registrar may countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Certificate Registrar Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and the Certificate Registrar shall countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates, $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

               On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall countersign, Physical Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date. The Private Certificates shall each be issued in certificated fully-registered form. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

               On the Closing Date, the Trustee shall execute and the Certificate Registrar shall countersign (i) in the case of each Class of Offered Certificates and the Class A-1B, Class A-4B and Class A-4C Certificates, the Certificate in the entire Certificate Principal Balance of the respective Class of Certificates and (ii) in the case of each Class of Private Certificates (other than the Class A-1B, Class A-4B and Class A-4C Certificates), Individual Certificates in an aggregate principal amount or notional amount, as the case may be, that shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of each such respective Class of Certificates on the Closing Date. The Certificates referred to in clause (i) and, if at any time there are to be Global Certificates, the Global Certificates, shall be delivered by the Depositor to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and the Certificate Registrar shall countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent and the Certificate Registrar or its agent, as applicable. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent or the Certificate Registrar or its agent, as applicable, at the time of issuance shall bind the Trustee and the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

         (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         (i) The Closing Date is hereby designated as the "startup" day of each REMIC within the meaning of Section 860G(a)(9) of the Code.

         (j) For federal income tax purposes, each REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

         (k) The Trustee on behalf of the Trust shall cause each REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

         (l) The following legend shall be placed on the ERISA Restricted Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

               THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND
(III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, THE SERVICERS OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.

         Section 5.02.     Registration of Transfer and Exchange of
Certificates.

         (a) The Certificate Registrar shall maintain at its Certificate Registrar Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

         (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. Subject to Section 5.06, the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual
Certificate:

                     (i) The Certificate Registrar shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certificate or comparable evidence as to its QIB status.

                     (ii) The Certificate Registrar shall register the transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor, and (y) prior to the transfer the transferee furnishes to the Certificate Registrar an Investment Letter (and the Certificate Registrar shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Certificate Registrar shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

         (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Subsection 5.02(d) and in accordance with the rules of the Depository:

                     (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

                     (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

                     (iii) In the case of an Individual Certificate of a
               Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Certificate Registrar shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                     (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the Depository:

                     (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

                     (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Certificate Registrar a Rule 144A Certificate or comparable evidence as to its QIB status.

                     (iii) A holder of an Individual Certificate of a
               Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class In different authorized denominations without any certification.

                  (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                     (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

         (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

         (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Certificate Registrar Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar (as agent of the Depositor) in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such the Certificate Registrar Office, sign, countersign and deliver at the Certificate Registrar Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Certificate Registrar Office by the registered holder in person, or by a duly authorized attorney-in-fact.

         (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the


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Trustee shall sign and the Certificate Registrar shall countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) If the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Certificate Registrar, duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (k) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Exchange Act, and thereafter may destroy such Certificates.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Master Servicer, the Securities Administrator and the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign and the Certificate Registrar shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. Persons Deemed Owners(a). Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Paying Agent, the Certificate Registrar, the Trustee, the Certificate Insurer (with respect to the Insured Certificates for the Term of the Policy) and any agent of the Depositor, the Paying Agent, the Certificate Registrar, the Certificate Insurer (with respect to the Insured Certificates for the Term of the Policy) or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 6.01 and for all other purposes whatsoever. Neither the Depositor, the Paying Agent, the Certificate Registrar the


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Trustee nor any agent of the Depositor, the Paying Agent, the Certificate
Registrar or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 5.05.     Transfer Restrictions on Residual Certificates.

         (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Depositor. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Depositor, the Certificate Registrar and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Depositor consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

         (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Certificate Registrar, the Trustee and the Depositor an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Certificate Registrar, the Tax Matters Person or the Depositor shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Depositor, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a Permitted Transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such


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Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

         (c) Unless the Tax Matters Person and the Depositor shall have consented in writing (which consent may be withheld in the Tax Matters Person's or the Depositor's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

         (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         Section 5.06.     Restrictions on Transferability of Certificates.

               No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and (except with respect to (i) the initial transfer of the Private Certificates on the Closing Date, (ii) the transfer of the Class B-IO Certificates, the Class XP Certificates and the Class R-X Certificates to a NIM Issuer or a NIM Trustee, or (iii) a transfer of the Class B-IO Certificates, the Class XP Certificates and the Residual Certificates to the Depositor or any Affiliate of the Depositor) the prospective transferee of such Certificate signs and delivers to the Certificate Registrar an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-1 hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto and the prospective transferor of such Certificate signs and delivers to the Certificate Registrar a Transferor Letter in the form set forth as Exhibit F-3 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class, provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Certificate Registrar may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

         Section 5.07.     ERISA Restrictions.

         (a) Subject to the provisions of Subsection 5.07(b), and except with respect to (i) the initial transfer of the Private Certificates on the Closing Date, (ii) the transfer of the Class B-IO Certificates, the Class XP Certificates and the Class R-X Certificates to a NIM Issuer or a NIM Trustee, or
(iii) a transfer of the Class B-IO Certificates, the Class XP Certificates and the Residual Certificates to the Depositor or any Affiliate of the Depositor, no ERISA Restricted Certificate may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides either (i) the Trustee, the Certificate Registrar, the


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Master Servicer and the Securities Administrator with an Opinion of Counsel satisfactory to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator, which opinion will not be at the expense of the Trustee, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Depositor, the Servicers or the Securities Administrator to any obligation in addition to those undertaken in the Agreement or (ii) a representation or certification to the Trustee and the Certificate Registrar (upon which each of the Trustee and the Certificate Registrar is authorized to rely) to the effect that the proposed transfer and/or holding of such a Certificate and the servicing, management and operation of the Trust: (I) will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code unless it is covered under an individual or class prohibited transaction exemption, including but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not subject the Depositor, the Certificate Registrar, the Securities Administrator, the Servicers, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement, which will be deemed represented by an Owner of a Book-Entry Certificate or Global Certificate.

         (b) Each beneficial owner of an Offered Certificate other than an ERISA Restricted Certificate, or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption 97-34, as amended (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "AA-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the applicable conditions of PTCE 95-60 have been satisfied.

         (c) Neither the Trustee, the Certificate Registrar, the Master Servicer nor the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates or any Book-Entry Certificate. Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or
(b) above shall be void ab initio and such Certificate shall be considered to


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have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Certificate Registrar, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Certificate Registrar, the Securities Administrator or the Master Servicer as a result of such attempted or purported transfer. Neither the Trustee nor the Certificate Registrar shall have any liability for transfer of any such Global Certificates or any Book-Entry Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

         Section 5.08.     Rule 144A Information.

     For so long as any Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act: (1) the Depositor will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Depositor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

         Section 5.09.     Appointment of Paying Agent and Certificate
Registrar.

     Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders and the Certificate Insurer entitled thereto until such sums have been paid to the Certificateholders.


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                                   Article VI
                          Payments to Certificateholders

         Section 6.01.     Distributions on the Certificates.

         (a) Interest and (as applicable) principal on the Certificates (other than the Residual Certificates and the Grantor Trust Certificates) will be distributed monthly on each Distribution Date, commencing in November 2006, in an aggregate amount equal to the Available Funds for such Distribution Date.

     On each Distribution Date, an amount equal to the Available Funds for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in paragraphs (i), (ii) and
(iii) below:

     (i) Interest Funds. On each Distribution Date, the Paying Agent shall apply Interest Funds to pay any accrued and unpaid interest on the Senior Certificates and Subordinate Certificates in the following order of priority:

               first, on each Distribution Date on and after the Distribution Date in November 2016, if applicable, to the Final Maturity Reserve Account, an amount equal to the Coupon Strip for such Distribution Date;

               second, from remaining Interest Funds, to each Class of Senior Certificates, the related Current Interest and then any Interest Carry Forward Amount for each such Class, pro rata based on the Current Interest and Interest Carry Forward Amount, as applicable, owed to each such Class;

               third, from remaining Interest Funds, to the Certificate Insurer, any accrued and unpaid Reimbursement Amounts payable to the Certificate Insurer for that Distribution Date in respect of any Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition;

               fourth, from remaining Interest Funds, to the Class
         B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates, sequentially, in that order, the Current Interest for each such Class;

               fifth, any Excess Spread to the extent necessary to meet a level of overcollateralization equal to the Overcollateralization Target Amount will be the Extra
         Principal Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with clause (A) or (B) of paragraph (ii) below (as applicable); and

               sixth, any remaining Excess Spread will be the Remaining Excess Spread and will be applied, together with the Overcollateralization Release Amount, as Net Monthly Excess Cashflow in accordance with paragraph (iii), below.


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         On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments will be allocated, first, in reduction of amounts otherwise distributable to the Class B-IO Certificates and Residual Certificates and thereafter, to the Current Interest payable to the Offered Certificates and Class A-1B, Class A-4B and Class A-4C Certificates, pro rata, on such Distribution Date, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Offered Certificates and Class A-1B and Class A-4B Certificates will not be entitled to reimbursement for any such interest shortfalls, except as provided below under clause fourteenth of paragraph (iii).

     On any Distribution Date, Net Deferred Interest on the Mortgage Loans will be allocated to each Class of Certificates, pro rata, in accordance with the allocable amount set forth in the definition of Net Deferred Interest.

     If on the initial Distribution Date, the amounts payable to the Adjustable Rate Certificates in respect of the related Current Interest for such Distribution Date is reduced due to the application of the related Net Rate Cap, the Securities Administrator shall transfer to the Paying Agent from the Supplemental Fund for distribution to the applicable Class or Classes of Certificates on such Distribution Date, an amount equal to the lesser of (i) the amount on deposit in the Supplemental Fund, and (ii) the amount of such applicable shortfall.

     (ii) Principal Distribution Amounts. The Paying Agent shall apply the Principal Distribution Amount to pay as principal on the Senior Certificates and the Subordinate Certificates in the following order of priority:

                  (A) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, from the Principal Distribution Amount for such Distribution Date:

                     first, to each Class of Senior Certificates (other
               than the Grantor Trust Certificates), concurrently, pro rata, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class is reduced to zero;

                     second, to the Certificate Insurer, from any
               remaining Principal Distribution Amount, any accrued and unpaid Reimbursement Amounts payable to the Certificate Insurer for that Distribution Date in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition;

                     third, to the Class B-1 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                     fourth, to the Class B-2 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                     fifth, to the Class B-3 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;


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                     sixth, to the Class B-4 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                     seventh, to the Class B-5 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                     eighth, to the Class B-6 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                     ninth, to the Class B-7 Certificates, any remaining
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                     tenth, to the Class B-8 Certificates, from any
               remaining Principal Distribution Amount, the Class B-8 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                     eleventh, to the Class B-9 Certificates, from any
               remaining Principal Distribution Amount, the Class B-9 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (B) On each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect, from the Principal Distribution Amount for such Distribution Date:

                     first, to each Class of Senior Certificates (other
               than the Grantor Trust Certificates), the Class A Principal Distribution Amount, concurrently, pro rata, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class is reduced to zero;

                     second, to the Certificate Insurer, from any
               remaining Principal Distribution Amount, any accrued and unpaid Reimbursement Amounts payable to the Certificate Insurer for that Distribution Date in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition;

                     third, to the Class B-1 Certificates, from any
               remaining Principal Distribution Amount, the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                     fourth, to the Class B-2 Certificates, from any
               remaining Principal Distribution Amount, the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                     fifth, to the Class B-3 Certificates, from any
               remaining Principal Distribution Amount, the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;


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                     sixth, to the Class B-4 Certificates, from any
               remaining Principal Distribution Amount, the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                     seventh, to the Class B-5 Certificates, from any
               remaining Principal Distribution Amount, the Class B-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                     eighth, to the Class B-6 Certificates, from any
               remaining Principal Distribution Amount, the Class B-6 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                     ninth, to the Class B-7 Certificates, from any
               remaining Principal Distribution Amount, the Class B-7 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                     tenth, to the Class B-8 Certificates, from any
               remaining Principal Distribution Amount, the Class B-8 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                     eleventh, to the Class B-9 Certificates, from any
               remaining Principal Distribution Amount, the Class B-9 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

         (iii) Net Monthly Excess Cashflow. On each Distribution Date, the Net Monthly Excess Cashflow will be applied to the Certificates in the following order of priority:

                     first, from any Net Monthly Excess Cashflow to each Class
               of Senior Certificates, as follows:

               (a) any Interest Carry Forward Amount for each Class of Senior Certificates and Distribution Date, to the extent not fully paid pursuant to clause second of paragraph (i) above, pro rata in accordance with the respective amounts owed to each such Class, and then

               (b) any Unpaid Realized Loss Amount for each Class of Class A Certificates and Distribution Date, from any remaining Net Monthly Excess Cashflow, to the Class A Certificates sequentially, as follows:

                           first, to the Class A-1A, Class A-1B, Class
                           A-2, Class A-3, Class A-4A, Class A-4B,
                           Class A-4C and Class A-5 Certificates, pro rata, until the Certificate Principal Balance of each such Class has been reduced to zero; and

                           thereafter, to the Class A-6A and Class A-6B
                           Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero;


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                     second, from any remaining Net Monthly Excess Cashflow, to the Certificate Insurer, any accrued and unpaid Reimbursement Amounts to the extent not paid pursuant to clause third of paragraph (i) above;

                     third, from any remaining Net Monthly Excess Cashflow, to
               the Class B-1 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     fourth, from any remaining Net Monthly Excess Cashflow, to the Class B-2 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     fifth, from any remaining Net Monthly Excess Cashflow, to
               the Class B-3 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     sixth, from any remaining Net Monthly Excess Cashflow, to
               the Class B-4 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     seventh, from any remaining Net Monthly Excess Cashflow, to the Class B-5 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     eighth, from any remaining Net Monthly Excess Cashflow, to the Class B-6 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     ninth, from any remaining Net Monthly Excess Cashflow, to
               the Class B-7 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     tenth, from any remaining Net Monthly Excess Cashflow, to
               the Class B-8 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     eleventh, from any remaining Net Monthly Excess Cashflow,
               to the Class B-9 Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                     twelfth, concurrently, from any remaining Net Monthly
               Excess Cashflow, to the Class A Certificates, pro rata based on each such Class' allocated share, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date;


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                     thirteenth, from any remaining Net Monthly Excess Cashflow, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates, sequentially, in that order, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount, in each case for such Class for such Distribution Date;

                     fourteenth, from any remaining Net Monthly Excess Cashflow, first to the Senior Certificates, pro rata, based on each such Class' allocated share, and then to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;

                     fifteenth, if the Supplemental Fund has not been terminated pursuant to Section 4.07, to the Supplemental Fund, the lesser of
               (A) any remaining amounts, and (B) the amount which, when added to amounts on deposit in the Supplemental Fund, would equal $25,000;

                     sixteenth, from any remaining Net Monthly Excess Cashflow, to the Class B-IO Certificates, the Class B-IO Distribution Amount; and

                     seventeenth, any remaining amounts to the Residual
               Certificates based on the related REMIC in which such amounts remain.

               (b) On each Distribution Date, all amounts transferred from the Class XP Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period together with any other amounts transferred from the Class XP Reserve Account will be withdrawn from the Distribution Account and distributed by the Paying Agent to the Holders of the Class XP Certificates and shall not be available for distribution to the Holders of any other Class of Certificates.

         Section 6.02. Allocation of Losses and Subsequent Recoveries on Certificates.

         (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

         (b) With respect to the Class A and Class B Certificates on any Distribution Date, the Applied Realized Loss Amount for the Mortgage Loans shall be allocated as follows:

                     first, to the Class B-9 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;

                     second, to the Class B-8 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;


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                     third, to the Class B-7 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;

                     fourth, to the Class B-6 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;

                     fifth, to the Class B-5 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;

                     sixth, to the Class B-4 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;

                     seventh, to the Class B-3 Certificates until the
               Certificate Principal Balance thereof has been reduced to zero;

                     eighth, to the Class B-2 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero;

                     ninth, to the Class B-1 Certificates until the Certificate
               Principal Balance thereof has been reduced to zero; and

                     tenth, to the Class A Certificates, sequentially, as
               follows:

                     (1) to the Class A-6A and Class A-6B Certificates, pro rata, in each case until the Certificate Principal Balance of each such Class has been reduced to zero; and

                     (2) thereafter, to the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-4C and Class A-5 Certificates, pro rata, until the Certificate Principal Balance of each such Class has been reduced to zero, subject to the following:

                           (i) Realized Losses otherwise allocable to the Class A-1A and Class A-1B Certificates will first be allocated to the Class A-3, Class A-4A, Class A-4B, Class A-4C and Class A-5 Certificates, concurrently, until the Certificate Principal Balance of each such Class has been reduced to zero, and then to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balance of each such Class has been reduced to zero;

                           (ii) Realized Losses otherwise allocable to the Class A-3 Certificates will first be allocated to the Class A-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and then to the Class A-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                           (iii) Realized Losses otherwise allocable the Class A-2 Certificates will first be allocated to the Class A-5 Certificates, until the Certificate


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                                    Principal Balance of such Class has been
                                    reduced to zero, and then to the Class A-2
                                    Certificates, until the Certificate
                                    Principal Balance of such Class has been reduced to zero;

         (c)

               Within each foregoing Class of Certificates, the principal portion of any Realized Losses on the Mortgage Loans will be allocated to each Certificate pro rata based upon the respective Certificate Principal Balance of such Certificate. The principal portion of any allocation of Realized Losses on the Mortgage Loans shall be accomplished by reducing the Certificate Principal Balance of the applicable Certificates on the related Distribution Date.

         (d) Realized Losses on the Mortgage Loans shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         Section 6.03.     Payments.

         (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute, to the extent of funds then on deposit in the Distribution Account, to each Certificateholder of record on the immediately preceding Record Date (other than each Certificateholder of record of the Residual Certificates) the Certificateholder's pro rata share of its Class of Certificates (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class of Certificates, based on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall calculate the amount to be distributed to each Class of Certificates and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Paying Agent specified in the notice to Certificateholders of such final payment.

         Section 6.04.     Statements to Certificateholders.

         (a) On each Distribution Date, concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto, the Certificate Insurer, the Swap Counterparty and each Certificateholder via the Securities


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Administrator's internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) below in the aggregate and as a Fractional Undivided Interest representing an initial Certificate Principal Balance or Notional Amount, as applicable, of $1,000 and:

                     (i) the Certificate Principal Balance or Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

                     (ii) the amount of the related distribution to Holders of each Class of Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

                     (iii) the aggregate amount of interest accrued at the
               related Pass-Through Rate with respect to each Class of Certificates during the related Interest Accrual Period;

                     (iv) the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

                     (v) the amount of such distribution to each Certificate that bears interest allocable to interest and, with respect to the Adjustable Rate Certificates, the portion thereof, if any, provided by the related Cap Contract;

                     (vi) the Pass-Through Rate for each applicable Class of Certificates with respect to the current Due Period, and, if applicable, whether such Pass-Through Rate was limited by the Net Rate Cap;

                     (vii) the Certificate Principal Balance or Notional
               Amount of each Class of Certificates after such Distribution
               Date;

                     (viii)the amount of any Monthly Advances,
               Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the Trustee included in such distribution;

                     (ix) the aggregate amount of any Realized Losses on the Mortgage Loans (listed separately for each category of Realized Loss) and Subsequent Recoveries on the Mortgage Loans during the related Due Period and cumulatively since the Cut-off Date, and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                     (x) with respect to each Mortgage Loan which incurred a Realized Loss during the related Prepayment Period, (a) the loan number, (b) the Scheduled


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


               Principal Balance of such Initial Mortgage Loan as of the Cut-off Date, (c) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (d) the Net Liquidation Proceeds with respect to such Mortgage Loan and (e) the amount of the Realized Loss with respect to such Mortgage Loan;

                     (xi) the amount of Scheduled Principal and Principal Prepayments (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period, and cumulatively since the Cut-off Date with respect to the Initial Mortgage Loans;

                     (xii) the aggregate of the Scheduled Principal
               Balance of all of the Mortgage Loans for the following Distribution Date;

                     (xiii) information regarding any Mortgage Loan
               delinquencies, calculated using MBA method, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last day of the immediately preceding month;

                     (xiv) the number of Mortgage Loans in the foreclosure
               process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                     (xv) the number and aggregate Outstanding Principal
               Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

                     (xvi) the book value (the sum of (A) the Outstanding
               Principal Balance of the related Mortgage Loan and (B) accrued interest through the date of foreclosure, minus (C) foreclosure expenses) of any REO Property; provided that, in the event that such information is not available to the Securities Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;

                     (xvii) the amount of Realized Losses on the Mortgage
               Loans allocated to each Class of Certificates (other than the Residual Certificates) since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

                     (xviii) the applicable accrual periods for
               calculating distributions and general Distribution Dates;


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                     (xix) the Interest Carry Forward Amount and any Basis
               Risk Shortfall Carry Forward Amount for each Class of Certificates, as applicable;

                     (xx) the amount of the distribution made on such
               Distribution Date to Holders of each Class of Certificates allocable to interest and the portion thereof, if any, provided by the Cap Contracts, if any;

                     (xxi) the cumulative amount of Applied Realized Loss
               Amounts to date;

                     (xxii) whether a Trigger Event exists;

                     (xxiii) the amount of any Subsequent Recovery on the
               Mortgage Loans for such Distribution Date, and the amount by which the Certificate Principal Balance of each Class of Certificates was increased as a result thereof;


                     (xxiv) the total cash flows received and the general
               sources thereof;

                     (xxv) updated pool composition data including the
               following: weighted average mortgage rate and weighted average remaining term;

                     (xxvi) if applicable, material modifications,
               extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time;

                     (xxvii) the amount of the Reimbursement Amount, if
               any;

                     (xxviii) the Deficiency Amount, if any, to be paid by
               the Certificate Insurer, specifically setting forth the aggregate amounts in (a)(1) and (b)(x) of the definition of Deficiency Amount and the aggregate amount in (a)(2) and
               (b)(y) of the definition of Deficiency Amount; and

                     (xxix) the amount of the distribution made on such
               Distribution Date to the Holders of the Class XP Certificates allocable to Prepayment Charges on the Prepayment Charge Loans;

     The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer, the Servicers, the Cap Contract Provider and the Swap Counterparty. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

     The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in


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order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

     To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to Certificateholders via the Trustee's internet website. The Trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

         (b) By March 31 of each year beginning in 2007, the Securities Administrator will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus, upon request, information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine and advise the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to the requirements of the Code.

         Section 6.05. Monthly Advances(a). Pursuant to the related Servicing Agreement, a Servicer will make Monthly Advances. Each such Monthly Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. Subject to the Master Servicer's recoverability determination, in the event that the related Servicer fails to make a required Monthly Advance, the Master Servicer, in its capacity as successor servicer, or any other successor servicer appointed pursuant to this Agreement, shall be required to remit the amount of such Monthly Advance to the Distribution Account. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Monthly Advance or a lesser portion of such Monthly Advance would constitute a Nonrecoverable Advance, on the related Distribution Account Deposit Date the Master Servicer shall deliver (i) to the Paying Agent for the benefit of the Certificateholders funds constituting the remaining portion of such Monthly Advance, if applicable, and (ii) to the Trustee an Officer's Certificate setting forth the basis for such determination.

     The Master Servicer and the Servicers shall be entitled to be reimbursed from the Distribution Account for all Monthly Advances of their own funds made pursuant to this Section as provided in Section 4.03. The obligation to make Monthly Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 6.05.

     Subject to and in accordance with the provisions of Article VIII hereof, in the event the Master Servicer fails to make such Monthly Advance, then the Trustee, as the successor Master


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Servicer, shall be obligated to make such Monthly Advance, subject to the provisions of this Section 6.05.

         Section 6.06. Compensating Interest Payments(a) . Upon timely notice by the Securities Administrator, the Master Servicer shall deposit in the Distribution Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the amounts required to be paid by a Servicer under the related Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and
(ii) the Master Servicing Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.


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

                                  Article VII
                               The Master Servicer

         Section 7.01. Liabilities of the Master Servicer(a) . The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02.     Merger or Consolidation of the Master Servicer.

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03. Indemnification of the Trustee, Custodians and the Securities Administrator.

         (a)   The Master Servicer agrees to indemnify the Indemnified
Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after the Indemnified Person shall have, with respect to such claim or legal action, knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder, except to the extent that the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer, the Custodians or the Securities Administrator and the termination of this Agreement.


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


         (b) The Depositor will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Master Servicer's indemnification pursuant to Subsection (a) above.

         (c) The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or
(iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18 (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator), provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have knowledge with respect to such claim or legal action. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

         Section 7.04. Limitations on Liability of the Master Servicer and Others(a) . Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Custodians and any director, officer, employee or agent of the Master Servicer or the Custodians shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates, the Custodial Agreements or the Servicing Agreements (except to the extent that the Master Servicer or a Custodian is indemnified by a Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such


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


loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to a Custodian's failure to perform its duties under the related Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or a Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the related Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         f) The Master Servicer shall not be liable for any acts or omissions of the Servicers, except as otherwise expressly provided herein.

         Section 7.05. Master Servicer Not to Resign. Except as provided in Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until EMC or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06. Successor Master Servicer. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, EMC or the Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Mortgage Loans as EMC or the Trustee and such successor Master Servicer shall agree. If the successor Master Servicer does not agree that such market value is a fair price, such successor Master Servicer shall obtain two quotations of market value


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from third parties actively engaged in the servicing of single-family
Mortgage Loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section 7.07. Sale and Assignment of Master Servicing(a) . The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person or shall be an Affiliate of a Person which shall be qualified to service Mortgage Loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer under this Agreement and any Custodial Agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and delegating its rights and obligations hereunder shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and
(iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.


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                                  Article VIII
                                     Default

         Section 8.01. "Event of Default". Wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

               (i) The Master Servicer fails to deposit in the Distribution Account any amount so required by it to be deposited pursuant to this Agreement (other than any Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

               (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, for a period of five days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

               (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

               (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or


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               (v)   The Master Servicer assigns or delegates its
         duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

               (vi)  The Master Servicer fails to comply with Section 3.16,
         Section 3.17 and Section 3.18 within any applicable cure period specified therein; or

               (vii) The Master Servicer fails to deposit, or cause to be deposited, on the Distribution Date in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) required to be made with respect to such Distribution Date.

     In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee, if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02 and to bankruptcy, insolvency or similar laws, if applicable, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust, and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties hereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vii) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the


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Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vii) of this Section 8.01. Any such action taken by the Trustee must be taken prior to the distribution on the relevant Distribution Date.

         Section 8.02.     Trustee to Act; Appointment of Successor.

         (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided, further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, of such Rating Agency on each of the Certificates will not be downgraded, qualified or withdrawn as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its


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capacity as Trustee and, accordingly, the provisions of Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of all other provisions of this Agreement and the respective Servicing Agreement relating to the Master Servicer, including the provisions of Article VII, however, shall apply to it in its capacity as successor Master Servicer.

     The costs and expenses of the Trustee in connection with the termination of the Master Servicer, the appointment of a successor master servicer and, if applicable, any transfer of master servicing, including, without limitation, all costs and expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or the successor master servicer to master service the Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee pursuant to Section 9.05. Any successor to the Master Servicer acting as successor servicer under its respective servicing agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to
Section 3.04.

         Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and to the Rating Agencies.

         Section 8.04. Waiver of Defaults. The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made of any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05. List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.


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                                   Article IX
             Concerning the Trustee and the Securities Administrator

         Section 9.01.     Duties of Trustee and the Securities Administrator.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; and provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based on the report of the Securities Administrator.

         (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any


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


         certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

               (ii)  Neither the Trustee nor the Securities
         Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

               (iii) Neither the Trustee nor the Securities
         Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

               (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

               (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

               (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

               (vii) None of the Securities Administrator, EMC or the Trustee shall be responsible for the acts or omissions of the other, the Master Servicer or the Servicer, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

     Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably


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assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

          (e) All funds received by the Master Servicer, the Securities Administrator and the Paying Agent and required to be deposited in the Distribution Account, the Basis Risk Reserve Fund and the Reserve Fund, as the case may be, pursuant to this Agreement will be promptly so deposited by the Master Servicer, the Securities Administrator or the Paying Agent, as applicable.

         (f) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02. Certain Matters Affecting the Trustee and the Securities Administrator. Except as otherwise provided in Section 9.01:

               (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Depositor, Master Servicer or Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee and the Securities Administrator may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel:

               (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a


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         prudent person would exercise under the circumstances in the conduct of his own affairs;

               (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

               (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a Custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

               (vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

               (viii)The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as


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


         a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence, negligent failure to act or willful misconduct in the performance of any such act;

               (ix) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

               (x) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Sponsor pursuant to this Agreement, the Mortgage Loan Purchase Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03. Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the signature of the Trustee, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Trustee on the Certificates), any Swap Agreement, any Cap Contract, the Policy or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of
Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement, any Swap Agreement, any Cap Contract, the Policy or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement, other than any continuation statements required to be filed by the Trustee pursuant to Section 3.20.


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         Section 9.04.     Trustee and Securities Administrator May Own
Certificates.

     Each of the Trustee and the Securities Administrator, in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section 9.05. Trustee's and Securities Administrator's Fees and Expenses. The fees and expenses of the Trustee and the Securities
Administrator shall be paid in accordance with a side letter agreement. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.03 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in connection with such Person's compliance with Section 3.19, any Event of Default, any breach of this Agreement, any termination of the Master Servicer, any appointment of a successor master servicer and, if applicable, any transfer of master servicing as set forth in Section 8.02(b), or as otherwise set forth herein, the Interest Rate Swap Agreement or any Cap Contract or Servicing Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in the administration of the trusts hereunder or under such other agreements (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its or their negligence, negligent failure to act or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 9.06. Eligibility Requirements for Trustee, Paying Agent and Securities Administrator.

     The Trustee and any successor Trustee, the Paying Agent and any successor Paying Agent and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Paying Agent or successor Securities Administrator other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most


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recent report of condition so published. In case at any time the Trustee, the
Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, the Paying Agent or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07. Insurance. The Trustee, the Paying Agent and the Securities Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their Affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee, the Paying Agent or the Securities Administrator as to the Trustee's, the Paying Agent's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 9.08. Resignation and Removal of the Trustee and Securities Administrator.

          (a) The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

          b) If at any time (i) the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee, the Paying Agent or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, and (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator, then the Depositor shall promptly remove the Trustee, or shall be entitled to remove the Paying Agent or the Securities Administrator, as applicable, and appoint a successor Trustee, Paying Agent or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Master Servicer, the Trustee, the Paying Agent or


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Securities Administrator, as applicable, so removed, and the successor Trustee,
Paying Agent or Securities Administrator, as applicable.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund may at any time remove the Trustee, the Paying Agent or the Securities Administrator and appoint a successor Trustee, Paying Agent or Securities Administrator by written instrument or instruments, in sextuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Paying Agent, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator or the Paying Agent is removed), and the Trustee, Paying Agent or Securities Administrator so removed and the successor so appointed. Notice of any removal of the Trustee or the Securities Administrator shall be given to each Rating Agency by the Master Servicer or the successor trustee, or by the Securities Administrator or the successor securities administrator, as applicable. In the event that the Trustee, the Paying Agent or the Securities Administrator is removed by the Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable to a successor Trustee, successor Paying Agent or successor Securities Administrator, in excess of the amount paid to the predecessor Trustee, predecessor Paying Agent or predecessor Securities Administrator, as applicable.

         (d) No resignation or removal of the Trustee, the Paying Agent or the Securities Administrator and appointment of a successor Trustee, Paying Agent or Securities Administrator pursuant to any of the provisions of this
Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee, Paying Agent or Securities Administrator as provided in Section 9.09.

         Section 9.09. Successor Trustee, Paying Agent and Successor Securities Administrator.

         (a) Any successor Trustee, Paying Agent or Securities Administrator appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee, Paying Agent or Securities Administrator, as applicable, and the Master Servicer an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee, Paying Agent or Securities Administrator shall then become effective and such successor Trustee, Paying Agent or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Paying Agent or Securities Administrator herein. The predecessor Trustee, Paying Agent or Securities Administrator shall, after its receipt of payment of its outstanding fees and expenses with respect hereunder, promptly deliver to the successor Trustee, Paying Agent or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee, Paying Agent or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee, Paying Agent or Securities Administrator, as applicable, all such rights, powers, duties and obligations.


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         (b)   No successor Trustee, Paying Agent or Securities Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee, Paying Agent or Securities Administrator shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Trustee, Paying Agent or Securities Administrator as provided in this Section 9.09, the successor Trustee, Paying Agent or Securities Administrator shall mail notice of the succession of such Trustee, Paying Agent or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. EMC shall pay the cost of any such mailing by the successor Trustee, Paying Agent or Securities Administrator.

          Section 9.10. Merger or Consolidation of Trustee, Paying Agent or Securities Administrator. Any state bank or trust company or national banking association into which the Trustee, the Paying Agent or the Securities Administrator may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be the successor of the Trustee, the Paying Agent or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11.     Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

         (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.

         (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.


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         (d)   In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee (except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer) and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, or its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Section 9.12. Federal Information Returns and Reports to Certificateholders; REMIC Administration.

         (a) For federal income tax purposes, the taxable year of each of REMIC I, REMIC II, REMIC III and REMIC IV shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting.

         (b) (i) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC, the Trust Fund,


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if applicable, and the Certificates, containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Securities Administrator shall apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, and updated versions thereof, as required, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC. The Trustee shall make elections to treat each REMIC hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2006 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe (and, if applicable, under applicable state and local law), and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section 9.12 and any other returns as may be required by the Code. The Holder of the largest percentage interest of the Class R-I Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for REMIC I and the Holder of the largest percentage interest of the Class R-II Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss. 1.860F-4(d)) for REMIC II. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, each of the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a Tax Matters Person for each REMIC, including designation of the Holder of a Residual Certificate to sign such returns or act as Tax Matters Person for each REMIC. Each Holder of a Residual Certificate shall be bound by this Section.

                     (ii) The Securities Administrator shall, to the extent that they are under its control, conduct matters relating to the assets of any REMIC hereunder at all times that any Certificates are outstanding so as to maintain its status as a REMIC under the REMIC Provisions. The Securities Administrator shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder. The Securities Administrator shall not permit the creation of any interests in REMIC II other than the Certificates. The Securities Administrator shall not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement). The Securities Administrator shall not receive any income attributable to any asset which is neither a "qualified mortgage" nor a "permitted investment" within the meaning of the REMIC Provisions. The Securities Administrator shall not receive any contributions to any REMIC


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               hereunder after the Startup Day that would be subject to tax under Section 860G(d) of the Code. The Securities Administrator shall not dispose of any assets of any REMIC hereunder at a gain if such disposition would be a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. As agent of each Tax Matters Person, the Securities Administrator shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

         (c) The Securities Administrator shall provide, upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, or any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member) and otherwise shall comply with all of the requirements of Section 860E(e) of the Code.

         (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund.

         (e) Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

         (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Depositor for any taxes and costs, including, without limitation, any reasonable attorneys fees, imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer as a result of a breach of the Trustee's covenants or the Securities Administrator's covenants, respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall not be joint and several and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.


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                                    Article X
                                   Termination

                  Section 10.01. Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the Mortgage Loans.

                  (a) Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Trustee, the Paying Agent, the Master Servicer, EMC and the Securities Administrator created hereby, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the earlier of:

                           (i) in accordance with Section 10.01(c), the
                  repurchase by or at the direction of the Depositor or its designee of all of the Mortgage Loans and all related REO Property remaining in the Trust at a price (the "Termination Purchase Price") equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of the Depositor, (c) unreimbursed out-of pocket costs of the Servicers and the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Monthly Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (d) any costs and damages incurred by the Trust and the Trustee in connection with any violation of any such Mortgage Loan of any predatory or abusive lending laws and (e) any unreimbursed costs and expenses of the Trustee, the Master Servicer and the Securities Administrator payable pursuant to Section 9.05; or

                           (ii) the later of (A) the making of the final payment
                  or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund and (B) the disposition of all property acquired upon foreclosure or acceptance of a deed in lieu of foreclosure with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or


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                           (iii) the payment to Certificateholders of all
                  amounts required to be paid to them pursuant to this Agreement.

                  No such purchase by the Depositor or its designee under Subsection 10.01(a)(i) will be permitted without the consent of the Certificate Insurer if such repurchase would cause a draw on the Policy or if any amounts due to the Certificate Insurer would remain unreimbursed on the final Distribution Date for the Insured Certificates.

                  (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

                  (c) The right of the Depositor or its designee to repurchase all of the Mortgage Loans and related assets, as described pursuant to Subsection 10.01(a)(i) above, shall be exercisable only if the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is 10% or less of the related Outstanding Principal Balance of such Mortgage Loans as of the Cut-off Date. The right of the Depositor or its designee to repurchase all of the assets of the Trust Fund described pursuant to Subsection 10.01(a)(i) above shall also be exercisable if the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Securities Administrator, has determined that the REMIC status of a REMIC hereunder has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Depositor may elect to terminate REMIC I, REMIC II, or REMIC III or REMIC IV at any time, and upon such election, the Depositor or its designee shall repurchase all of the assets of the Trust Fund as described in Subsection 10.01(a)(i) above.

                  (d) The Paying Agent shall give notice of any termination to the Certificateholders, with a copy to the Master Servicer, the Securities Administrator, the Trustee, the Swap Counterparty, the Certificate Insurer and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified.

                  (e) If the option of the Depositor to repurchase or cause the repurchase of all of the assets of the Trust Fund as described in Subsection
10.01 (a)(i) above is exercised, the Depositor and/or its designee shall deliver to the Paying Agent for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price of the related Mortgage Loans being repurchased on the related Distribution Date. Upon presentation and surrender of the Certificates by the Certificateholders, the Paying Agent shall distribute to the Certificateholders, as directed by the Securities


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Administrator in writing, an amount determined as follows: with respect to each
Certificate (other than the Interest-Only, Class B-IO and Residual Certificates), the outstanding Certificate Principal Balance, plus with respect to each Certificate (other than the Class B-IO and Residual Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the Interest-Only, Class B-IO and Residual Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates. If the proceeds with respect to the related Mortgage Loans are not sufficient to pay all of the related Certificates (other than the Interest-Only, Class B-IO and Residual Certificates) in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their payment priority, and then to the related Senior Certificates, in each case on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date relating thereto, the Trustee shall release promptly to the Depositor and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Paying Agent's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(f) and (g). After final distributions pursuant to
Section 10.01(f) and (g) to all Certificateholders, any other amounts remaining in the Accounts will belong to the Depositor.

                  (f) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all distributable amounts remaining in the Distribution Account.

                  (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice not all the Certificates shall have been surrendered for cancellation, the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                  Section 10.02.    Additional Termination Requirements.

                  (a) If the option of the Depositor to repurchase all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Trust Fund and each of REMIC I and REMIC II shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on REMIC I, REMIC II, REMIC III or REMIC IV or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i) within 90 days prior to the final Distribution
                  Date, at the written direction of the Depositor, the Securities Administrator, as agent for the


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                  respective Tax Matters Persons, shall adopt a plan of complete liquidation of REMIC I, REMIC II, REMIC III and REMIC IV provided to it by the Depositor meeting the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder;

                           (ii) the Depositor shall notify the Securities
                  Administrator and the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Securities Administrator, as agent for the Trustee, shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                           (iii) at or after the time of adoption of such a plan
                  of complete liquidation of any of REMIC I, REMIC II, REMIC III and REMIC IV and at or prior to the final Distribution Date relating thereto, the Securities Administrator, as agent for the Trustee, shall sell for cash all of the assets of the Trust to or at the direction of the Depositor, and REMIC I, REMIC II, REMIC III and REMIC IV, as applicable, shall terminate at such time.

                  (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related REMIC upon the written request of the Depositor and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. Upon written direction of the Depositor, the Trustee shall sign and the Securities Administrator shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each of REMIC I, REMIC II, REMIC III and REMIC IV shall terminate.

                                   Article XI
                            Miscellaneous Provisions

         Section 11.01. Intent of Parties. The parties intend that each of REMIC I, REMIC II, REMIC III and REMIC IV shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Sponsor to the Depositor, and by the Depositor to the Trust be, and be construed as, an absolute sale thereof to the Depositor or the Trust, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sponsor to the Depositor, or by the Depositor to the Trust. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sponsor or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Sponsor or the Depositor, as applicable, for the benefit of the Certificateholders and the Certificate Insurer, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or a Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code shall be deemed to be "possession by the secured party" for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Sponsor and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

         Each of the Sponsor and the Depositor for the benefit of the Certificateholders and the Certificate Insurer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 11.02. Amendment.

         (a) This Agreement may be amended from time to time by EMC, the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and the Servicing Agreement may be amended from time to time by EMC, the Master Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to (i) cure any ambiguity, (ii) conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement, (iii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iv) comply with any changes in the Code, (v) revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB, or (vi) make any other provisions with respect to matters or questions arising under this Agreement or the Servicing Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that with regard to clauses
(iv) through (vi) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by EMC, the Master Servicer, the Depositor, the Securities Administrator and the Trustee, and any Servicing Agreement may also be amended from time to time by the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund or of the applicable Class or Classes of Certificates, if such amendment affects only such Class or Classes of Certificates (and, if such amendments affect the Class A-1B, Class A-4B and Class A-4C Certificates with the consent of the Swap Counterparty), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any related Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator, the Master Servicer, or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Certificate Insurer, the Rating Agencies and the Swap Counterparty.

         (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

         Section 11.03. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders and the Certificate Insurer or is required by law.

         Section 11.04. Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Securities Administrator, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided,
(ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         (e) By accepting its Insured Certificate, each Holder of an Insured Certificate agrees that, unless a Certificate Insurer Default exists and is continuing, the Certificate Insurer shall have the right to exercise all rights of the Holders of the Insured Certificates under this Agreement (other than the right to receive distributions on the Insured Certificates) without any further consent of the Holders of the Insured Certificates and the Holders of the Insured Certificates shall exercise any such rights only upon the written consent of the Certificate Insurer; provided, however, each Holder of an Insured Certificate and the Certificate Insurer will have the right to receive statements and reports hereunder. Notwithstanding the foregoing, the Certificate Insurer shall have no power without the consent of the Owner of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Percentage Interest of the Holders of the Insured Certificates or the Pass-Through Rate with respect to any of the Insured Certificates; (ii) reduce the required Fractional Undivided Interest specified in Section 11.02 which is required to amend this Agreement; (iii) create or permit the creation of any lien against any part of the Trust Fund; (iv) modify any provision in any way which would permit an earlier retirement of the Insured Certificates; or (v) amend this sentence.

         (f) The Certificate Insurer is an intended third-party beneficiary of this Agreement with respect to the rights of the Classes of Insured Certificates. Any right conferred to the Certificate Insurer shall be suspended after the occurrence and during the continuation of a Certificate Insurer Default. During any period of suspension, the Certificate Insurer's rights hereunder shall vest in the Holders of the Insured Certificates (to the extent such Holders otherwise has such rights hereunder). At such time as the Certificate Principal Balance of the Insured Certificates has been reduced to zero and the Certificate Insurer has been reimbursed for all amounts to which it is entitled hereunder pursuant to Section 6.01, the Certificate Insurer's rights hereunder shall terminate

         Section 11.05. Acts of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Depositor, the Securities Administrator, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Depositor, or the Master Servicer, as the case may be.

         Section 11.06. Governing Law(a). THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel, and with respect to Reg AB notifications, to the Depositor at regabnotifications@bear.com; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC Mortgage Corporation, EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067, telecopier number (469) 759-4714, attention: President or General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing;
(iv) in the case of the Master Servicer, Paying Agent or Securities Administrator, the Corporate Trust Office of the Securities Administrator, or such other address as may hereafter be furnished to the other parties hereto in writing; (v) in the case of the Certificate Registrar, the Certificate Registrar Office; or (vi) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance, or (vii) in the case of the Certificate Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: SAMI 2006-AR8 (telecopy number 212-208-3547), or such other address as may be furnished to the parties hereto in writing. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, EMC or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 11.10. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 11.12. Notice to Rating Agencies. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                (1) Any material change or amendment to this Agreement or the Servicing Agreement;

                (2) The occurrence of any Event of Default that has not been cured;

                (3) The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;

                (4) The repurchase or substitution of Mortgage Loans;

                (5) The final payment to Certificateholders; and

                (6) Any change in the location of the Distribution Account.

         Section 11.13. Third Party Rights. The Swap Counterparty shall be an express third-party beneficiary of this Agreement to the extent of the express rights of the Class A-1B, Class A-4B and Class A-4C Certificates to receive any payments under this Agreement, and shall have the right to enforce the rights to receive such payments under this Agreement as if it were a party hereto.

                            [Signature page follows]

         IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and EMC Mortgage Corporation have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                     INC., as Depositor


                                     By: /s/ Baron Silverstein
                                         ---------------------------------------
                                           Name:  Baron Silverstein
                                           Title: Vice President


                                     THE BANK OF NEW YORK, as Trustee


                                     By: /s/ Mirela Cabej
                                         ---------------------------------------
                                           Name:  Mirela Cabej
                                           Title: Assistant Treasurer


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                     Master Servicer


                                     By: /s/ Stacey M. Taylor
                                         ---------------------------------------
                                           Name:  Stacey M. Taylor
                                           Title: Vice President


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                     Securities Administrator


                                     By: /s/ Stacey M. Taylor
                                         ---------------------------------------
                                           Name:  Stacey M. Taylor
                                           Title: Vice President


                                     EMC MORTGAGE CORPORATION


                                     By: /s/ Mark Ehrenreich
                                         ---------------------------------------
                                           Name:  Mark Ehrenreich
                                           Title: Senior Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Sponsor

EMC MORTGAGE CORPORATION, as Sponsor


By: /s/ Sue Stepanek
    --------------------------------------
      Name:  Sue Stepanek
      Title: Executive Vice President



                                                   /s/ Alfie D. Kearney
                                                   -----------------------------
                                                   Notary Public
[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


         On the 31st day of October 2006 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Michelle Sterling
                                                  ------------------------------
                                                  Notary Public

[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


         On the 31st day of October 2006 before me, a notary public in and for said State, personally appeared Mirela Cabej, known to me to be a Assistant Treasurer of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation, and acknowledged to me that such New York banking corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  /s/ Rosita Walters
                                                  ------------------------------
                                                  Notary Public

[Notarial Seal]

STATE OF TEXAS    )
                  ) ss.:
COUNTY OF DALLAS  )


         On the 31st day of October 2006 before me, a notary public in and for said State, personally appeared Mark Ehrenreich, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  /s/ Alfie D. Kearney
                                                  ------------------------------
                                                  Notary Public


[Notarial Seal]

STATE OF MARYLAND    )
                     ) ss.:
CITY OF BALTIMORE    )


         On the 31st day of October 2006 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  /s/ Jennifer Richardson
                                                  ------------------------------
                                                  Notary Public

[Notarial Seal]

STATE OF MARYLAND  )
                   ) ss.:
CITY OF BALTIMORE  )


         On the 31st day of October 2006 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Jennifer Richardson
                                                  ------------------------------
                                                  Notary Public

[Notarial Seal]

STATE OF TEXAS     )
                   ) ss.:
COUNTY OF DALLAS   )


         On the 31st day of October 2006 before me, a notary public in and for said State, personally appeared Sue Sue Stepanek, known to me to be a Executive Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Alfie D. Kearney
                                                  ------------------------------
                                                  Notary Public

[Notarial Seal]

                                                                     EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATES

                           CLASS [__A-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR

DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE
RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.]




                                     A-1-2

Certificate No. 1                               Pass-Through Rate:  Adjustable


Class [__A-__] Senior


Date of Pooling and Servicing Agreement         Aggregate Initial Certificate
and Cut-off Date:                               Principal Balance of this Class
                                                of Certificates as of the
                                                Cut-off Date:  $[__________]


October 1, 2006


First Distribution Date:                        Initial Certificate  Principal
                                                Balance of this Certificate as
                                                of the Cut-off Date:
                                                $[__________]


November 27, 2006


Master Servicer:                                CUSIP: 86361W [_____]

Wells Fargo Bank, National Association


Assumed Final Distribution Date:

October 25, [2036] [2037]



             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-AR8

                         evidencing a fractional undivided interest in the distributions allocable to the Class [__A-__] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the



                                     A-1-3

Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] [The Bank of New York, as Grantor Trustee] is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the applicable interest accrual period set forth in the Agreement on the Certificate Principal Balance hereof at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable per annum Margin set forth in the Agreement,
(ii) [10.50] [11.50]% per annum and (iii) the applicable Net Rate Cap set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto as set forth in the Agreement.

         [No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate

                                     A-1-4

Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or
(iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.


                                     A-1-5

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]



                                     A-1-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006             THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Trustee

                                    By:
                                       ---------------------------------
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, as Certificate
                                    Registrar

                                    By:
                                       ---------------------------------
                                             Authorized Signatory



                                     A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                   Signature by or on behalf of assignor

                                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.




                                     A-1-8

                                                                     EXHIBIT A-2

                          FORM OF CLASS B CERTIFICATES

                            CLASS [B-__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CLASSES OF CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND
(III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-


                                     A-2-1

ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION
SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.]







                                     A-2-2

Class [B-__] Subordinate                     Pass-Through Rate:  Adjustable

Date of Pooling and Servicing Agreement      Aggregate Initial Certificate
and Cut-off Date:                            Principal Balance of this Class
                                             of Certificates as of the Cut-off
                                             Date: $[__________]

October 1, 2006

First Distribution Date:                     Initial Certificate  Principal
                                             Balance of this Certificate as
                                             of the Cut-off Date: $[__________]
November 27, 2006


Master Servicer:                             CUSIP: 86361W [_____]

Wells Fargo Bank, National Association


Assumed Final Distribution Date:

October 25, 2036



             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-AR8

                         evidencing a fractional undivided interest in the distributions allocable to the Class [B-__] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the


                                     A-2-3

Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the applicable interest accrual period set forth in the Agreement on the Certificate Principal Balance hereof at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus applicable per annum Margin set forth in the Agreement,
(ii) 10.50% per annum and (iii) the applicable Net Rate Cap set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto as set forth in the Agreement.

         [This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of

                                     A-2-4

Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class
Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement, which will be deemed represented by an owner of a Book-Entry Certificate or a Global Certificate, or unless the opinion specified in Section
5.07 of the Agreement is provided.]

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

                                     A-2-5

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006             THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Trustee

                                    By:

                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, as Certificate
                                    Registrar

                                    By:

                                             Authorized Signatory




                                     A-2-6

                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    Signature by or on behalf of assignor

                                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.




                                      A-2-8

                                                                     EXHIBIT A-3

                          FORM OF CLASS R CERTIFICATES

                            CLASS [R-__] CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR AND THE TRUSTEE WITH AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE, THE DEPOSITOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR, AND ON WHICH THEY MAY RELY, IN A FORM SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; (II) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE; (III) IS PERMISSIBLE UNDER APPLICABLE LAW; AND (IV) WILL NOT SUBJECT THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT (AS DEFINED HEREIN).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE OBTAINS THE PRIOR WRITTEN CONSENT OF STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. AND THE SECURITIES ADMINISTRATOR AND PROVIDES A TRANSFER AFFIDAVIT TO THE TAX MATTERS PERSON, THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES (AS DEFINED IN SECTION 7701 OF THE CODE), ANY STATE (AS DEFINED IN SECTION 7701 OF THE CODE) OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FREDDIE MAC OR ANY SUCCESSOR THERETO, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION (AS DEFINED IN SECTION 7701 OF THE
CODE), OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY

                                     A-3-1

ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



                                     A-3-2

Certificate No. 1                            Pass-Through Rate:  N/A

Class [R] [R-X]

Date of Pooling and Servicing                Percentage Interest:  100%
Agreement and Cut-off Date:

October 1, 2006

First Distribution Date:

November 27, 2006

Master Servicer:                             CUSIP: 86361W

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

October 25, 2036


             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-AR8

                         evidencing a fractional undivided interest in the distributions allocable to the Class [R] [R-X] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II


                                     A-3-3

Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         No interest will accrue or be payable on this Certificate.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to SAMI II, the Securities Administrator, the Trustee and the Certificate Registrar of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a person that is a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may impose.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transferee provides the Certificate Registrar and the Trustee with an opinion of counsel addressed to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator and on which they may rely (which shall not be at the expense of the Trustee, the Certificate Registrar, the Master Servicer or the Securities Administrator) which is acceptable to the Certificate Registrar and the Trustee, that the purchase of this Certificate will not result in or constitute a


                                     A-3-4
nonexempt prohibited transaction, is permissible under applicable law and will not give rise to any additional fiduciary obligations on the part of the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         By accepting this Certificate, the purchaser hereof agrees to be a Tax Matters Person and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as


                                     A-3-5
the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]






                                     A-3-6

                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006            THE BANK OF NEW YORK,
                                   not in its individual capacity but solely as Trustee

                                   By:

                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                   WELLS FARGO BANK,
                                   NATIONAL ASSOCIATION, as Certificate
                                   Registrar

                                   By:

                                            Authorized Signatory



                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    Signature by or on behalf of assignor

                                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.



                                     A-3-8

                                                                     EXHIBIT A-4

                         FORM OF CLASS B-IO CERTIFICATES

                             CLASS B-IO CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT

RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN
INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.




                                     A-4-2

Class B-IO Subordinate                   Pass-Through Rate:  N/A


Date of Pooling and Servicing            Aggregate  Initial  Notional  Balance
Agreement and Cut-off Date:              of this Class of Certificates as of
                                         the Cut-off Date:  $[__________]

October 1, 2006

First Distribution Date:                 Initial  Notional  Balance of this
                                         Certificate as of the Cut-off Date:
                                         $[__________]

November 27, 2006

Master Servicer:                         CUSIP:  86361W [___]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

October 25, 2036

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-AR8

                         evidencing a fractional undivided interest in the distributions allocable to the Class B-IO Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.



                                     A-4-3

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         This Certificate has a notional balance and does not bear interest at a specified rate. It is entitled on each Distribution Date to its percentage interest of distributions of any remaining Net Monthly Excess Cashflow after all other classes of Certificates (other than the Residual Certificates) have received amounts to which they are entitled.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or (iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.


                                     A-4-4

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.


                                     A-4-5

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]


                                     A-4-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006             THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Trustee

                                    By:

                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, as Certificate
                                    Registrar

                                    By:

                                            Authorized Signatory



                                     A-4-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    Signature by or on behalf of assignor

                                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.



                                     A-4-8

                                                                   EXHIBIT A-5

                       FORM OF INTEREST-ONLY CERTIFICATES

                            CLASS [___X] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

THE NOTIONAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED TO THE EXTENT OF DISTRIBUTIONS ALLOCABLE TO PRINCIPAL ON THE SPECIFIED CLASSES AND TO REALIZED LOSSES ALLOCABLE THERETO, IN EACH CASE AS SPECIFIED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS NOTIONAL AMOUNT BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                          Pass-Through Rate:  0.400% Per Annum

Class [___X] Senior

Date of Pooling and Servicing              Aggregate Initial Notional Amount
Agreement and Cut-off Date:                of this Class of  Certificates as
                                           of the Cut-off Date: $[__________]

October 1, 2006


First Distribution Date:

November 27, 2006

Master Servicer:                           CUSIP:  86361W [___]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:

October 25, 2036



             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-AR8

                         evidencing a fractional undivided interest in the distributions allocable to the Class [___X] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the


                                     A-6-2

Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Notional Amount calculate as set forth in the Agreement at a fixed Pass-Through Rate equal to 0.400% per annum. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month next preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is not likely to be the date on which the Notional Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The initial Notional Amount of this Certificate is set forth above.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.


                                     A-6-3

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event,

                                     A-6-4
however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]





                                     A-6-5

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006          THE BANK OF NEW YORK,
                                 not in its individual capacity but solely as Trustee

                                 By:

                                          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                 WELLS FARGO BANK,
                                 NATIONAL ASSOCIATION, as Certificate Registrar

                                 By:

                                          Authorized Signatory



                                     A-6-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    Signature by or on behalf of assignor

                                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.




                                     A-6-7

                                                                     EXHIBIT A-6

                              CLASS XP CERTIFICATE

THIS CERTIFICATE IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23; (II) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS"


                                     A-6-8

SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION
4975 OF THE CODE; AND (III) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.



                                     A-6-9

Class: Class XP                             Pass-Through Rate:  N/A

Date of Pooling and Servicing               Aggregate Initial Certificate
Agreement and Cut-off Date:                 Principal Balance of this Class of
                                            Certificates as of the Cut-off
                                            Date: $100
October 1, 2006

First Distribution Date:                    Initial Certificate  Principal
                                            Balance of this Certificate as of
                                            the Cut-off Date:  $100
November 27, 2006

Master Servicer:                            Initial  Notional  Balance of this
                                            Certificate as of the Cut-off
                                            Date: $[___________]

Wells Fargo Bank, National Association

Assumed Final Distribution Date:            CUSIP: 86361W [_______]

October 25, 2036

             STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
                MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-AR8

                         evidencing a fractional undivided interest in the distributions allocable to the Class XP Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.


                                     A-6-10

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Mortgage Loans were sold on the Closing Date by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         This Certificate does not bear interest. It is entitled on each Distribution Date to its percentage interest of distributions, if any, of certain Prepayment Charges, as described in the Agreement.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or (iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement


                                     a-6-11

Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement, or unless the opinion specified in Section 5.07 of the Agreement is provided.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in multiple Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.


                                     A-6-12

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the Principal Balance of such Mortgage Loans as of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]



                                     A-6-13

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006              THE BANK OF NEW YORK,
                                     not in its individual capacity but solely as Trustee

                                     By:

                                              Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                     WELLS FARGO BANK,
                                     NATIONAL ASSOCIATION, as Certificate
                                     Registrar

                                     By:

                                              Authorized Signatory



                                     A-6-14

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    Signature by or on behalf of assignor

                                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.



                                     A-6-15

                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                             [PROVIDED UPON REQUEST]

                                                                       EXHIBIT C

                          CERTIFICATE INSURANCE POLICY

                             [PROVIDED UPON REQUEST]

                                                                       EXHIBIT D


                        REQUEST FOR RELEASE OF DOCUMENTS

To:      The Bank of New York
         4 New York Plaza, 6th Floor
         New York, New York  10004

         [Treasury Bank, a Division of Countrywide Bank, N.A.
           as Custodian
         4100 E. Los Angeles Avenue
         Simi Valley, California 93063
         Attention:  Teresita Que
         Telephone:  (805) 577-6028]

         [Wells Fargo Bank, National Association
           as Custodian
         1015 10th Avenue, S.E.
         Minneapolis, Minnesota 55414
         Att: SAMI II 2006-AR8]


RE: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8

         In connection with the administration of the Mortgage Loans (as defined in the Agreement) held by you pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc. as depositor (the "Depositor"), Wells Fargo Bank, National Association as master servicer and securities administrator (the "Master Servicer"), and The Bank of New York as trustee (the "Trustee"), and EMC Mortgage Corporation (the "Sponsor"), and the Custodial Agreement, dated as of October 31, 2006, among the Depositor, the Sponsor, the Master Servicer, the Trustee and you as the Custodian (the Pooling and Servicing Agreement and the Custodial Agreement, collectively, the "Agreement"), we request the release, and hereby acknowledge receipt, of the Mortgage File (as defined in the Agreement) for the Mortgage Loan described below, for the reason indicated. The release of such Mortgage File will not invalidate any insurance coverage provided in respect of such Mortgage Loan under any of the Insurance Policies (as defined in the Agreement).

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____      1.  Mortgage paid in full and proceeds have been
               deposited into the Custodial Account

_____      2.  Foreclosure

_____      3.  Substitution

_____      4.  Other Liquidation

_____      5.  Nonliquidation             Reason: ____________________________

_____      6.  California Mortgage Loan paid in full


                                          By:
                                             ----------------------------------
                                               (authorized signer)
                                          Issuer:
                                                 ------------------------------
                                          Address:
                                                  -----------------------------
                                          Date:
                                               --------------------------------

                                                                       EXHIBIT E

                FORM OF AFFIDAVIT PURSUANT TO SECTION 860E(E)(4)

                                    Affidavit pursuant to Section
                                    860E(e)(4) of the Internal Revenue Code of
                                    1986, as amended, and for other purposes

STATE OF      )
              )ss:
COUNTY OF     )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______] [the United States], on behalf of which he makes this affidavit.

         2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8, Class [R-_] [R-X]Certificates (the "Residual Certificates") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Structured Asset Mortgage Investments II Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

         3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust other than a "foreign trust," as defined in Section 7701 (a)(31) of the Code.

         4. That the Investor's taxpayer identification number is
______________________.

         5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

         6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

         7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

         8. The Investor is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

                                    [NAME OF INVESTOR]


                                    By:
                                        ---------------------------------------
                                          [Name of Officer]
                                          [Title of Officer]
                                          [Address of Investor for receipt of
                                          distributions]

                                          Address of Investor for receipt
                                          of tax information:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the ___ day of ___________________, 20___.

                                                                     EXHIBIT F-1

                            FORM OF INVESTMENT LETTER

                                                     ___________________[Date]


The Bank of New York
4 New York Plaza, 6th Floor
New York, New York  10004

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10167

         Re: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 (the "Certificates"), including the Class [_____] Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, we confirm that:

         (i) we understand that the Privately Offered Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities or "Blue Sky" laws, and are being sold to us in a transaction that is exempt from the registration requirements of such laws;

         (ii) any information we desired concerning the Certificates, including the Privately Offered Certificates, the trust in which the Certificates represent the entire beneficial ownership interest (the "Trust") or any other matter we deemed relevant to our decision to purchase Privately Offered Certificates has been made available to us;

         (iii) we are able to bear the economic risk of investment in Privately Offered Certificates; we are an institutional "accredited investor" as defined in Section 501(a) of Regulation D promulgated under the Act and a sophisticated institutional investor;

         (iv) we are acquiring Privately Offered Certificates for our own account, not as nominee for any other person, and not with a present view to any distribution or other disposition of the Privately Offered Certificates;

         (v) we agree the Privately Offered Certificates must be held indefinitely by us (and may not be sold, pledged, hypothecated or in any way disposed of) unless subsequently registered under the Act and any applicable state securities or "Blue
Sky" laws or an exemption from the registration requirements of the Act and any applicable state securities or "Blue Sky" laws is available;

         (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Privately Offered Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Privately Offered Certificates unless:

         (A) (1) the sale is to an Eligible Purchaser (as defined below), (2) if required by the Pooling and Servicing Agreement (as defined below), a letter to substantially the same effect as either this letter or, if the Eligible Purchaser is a Qualified Institutional Buyer as defined under Rule 144A of the Act, the Rule 144A and Related Matters Certificate in the form attached as Exhibit F-2 to the Pooling and Servicing Agreement (as defined below) (or such other documentation as may be acceptable to the Trustee and the Certificate Registrar (each such term as defined below)) is executed promptly by the purchaser and delivered to the addressees hereof and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; and

         (B) if the Privately Offered Certificate is not registered under the Act (as to which we acknowledge you have no obligation), the Privately Offered Certificate is sold in a transaction that does not require registration under the Act and any applicable state securities or "blue sky" laws and, if the Depositor, The Bank of New York (the "Trustee") or Wells Fargo Bank, National Association (the "Certificate Registrar") so requests, a satisfactory Opinion of Counsel (as defined in the Pooling and Servicing Agreement) is furnished to such effect, which Opinion of Counsel shall be an expense of the transferor or the transferee;

         (vii) we agree to be bound by all of the terms (including those relating to restrictions on transfer) of the Pooling and Servicing Agreement, pursuant to which the Trust was formed; we have reviewed carefully and understand the terms of the Pooling and Servicing Agreement;

         (viii) we either: (i) are not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) are providing a representation or an Opinion of Counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or prohibited transaction class exemption, including, but not limited to, Class Prohibited Transaction Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder;
(II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code; and (III) will not give rise to any additional fiduciary duties on the part of the Seller, the Master Servicer, the Certificate Registrar, the Securities Administrator, any Servicer or the Trustee.


                                     F-1-2

         (ix) We understand that each of the Class [_____] Certificates bears, and will continue to bear, a legend to substantially the following effect: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.07 OF THE AGREEMENT OR ANY OPINION OR COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SELLER, ANY SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT."

         "Eligible Purchaser" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe (i) can make representations with respect to itself to substantially the same effect as the representations set forth herein, and (ii) is either a Qualified


                                     F-1-3

Institutional Buyer as defined under Rule 144A of the Act or an institutional "Accredited Investor" as defined under Rule 501 of the Act.

         Terms not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc. as depositor, EMC Mortgage Corporation, Wells Fargo Bank, National Association as master servicer and securities administrator, and The Bank of New York, as trustee, related to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 (the "Pooling and Servicing Agreement").

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

         Name of Nominee (if any):________________________________

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ___ day of ________, 20___.

                                         Very truly yours,

                                         [PURCHASER]

                                         By:
                                            ----------------------------------
                                                  (Authorized Officer)

                                         [By:
                                            ----------------------------------
                                                  Attorney-in-fact]



                                     F-1-4

                             NOMINEE ACKNOWLEDGMENT

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                           [NAME OF NOMINEE]

                                           By:
                                              ---------------------------------
                                                    (Authorized Officer)


                                           [By:
                                              ---------------------------------
                                                    Attorney-in-fact]



                                     F-1-5

                                                                     EXHIBIT F-2

                FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

                                                    ______________________[Date]


The Bank of New York
4 New York Plaza, 6th Floor
New York, New York  10004

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

         Re: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 Class [_____] Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

         1. It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

         Date: ______________, 20__ (must be on or after the close of its most recent fiscal year)

         Amount: $ _____________________; and

         2. The dollar amount set forth above is:

         a. greater than $100 million and the undersigned is one of the following entities:


                                     F-2-1

                  (i) an insurance company as defined in Section 2(a)(13) of the Act(1); or

                  (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or any "business development company" as defined in Section 2(a)(48) of the Investment Company Act; or

                  (iii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

                  (iv) a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

                  (v) a "business development company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

                  (vi) a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or

                  (vii) a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

                  (viii) an investment adviser registered under the Investment Advisers Act; or

         b. greater than $10 million, and the undersigned is a broker-dealer registered with the Securities and Exchange Commission ("SEC"); or

         c. less than $10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

         d. less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

         e. less than $100 million, and the undersigned is an entity, all the equity owners of which are "qualified institutional buyers."

_________________________
(1) A purchase by an insurance company for one or more of its "separate accounts", as defined by Section 2(a)(37) of the Investment Company Act of 1940, as amended, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

                                     F-2-2

         The undersigned further certifies that it is purchasing a Privately Offered Certificate for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Certificates may be resold, pledged or transferred only to (i) a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A, or (ii) an institutional "accredited investor," as such term is defined under Rule 501(a) of the Act, in a transaction that otherwise does not constitute a public offering.

         The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Privately Offered Certificates, it will not transfer or exchange any of the Privately Offered Certificates to a Qualified Institutional Buyer without first obtaining a Rule 144A and Related Matters Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof. Prior to making any transfer of Privately Offered Certificates, if the proposed transferee is an institutional "accredited investor," the transferor shall obtain from the transferee and deliver to the addressees hereof an Investment Letter in the form attached as Exhibit F-1 to the Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc. as depositor, EMC Mortgage Corporation, Wells Fargo Bank, National Association as master servicer and securities administrator, and The Bank of New York, as trustee, pursuant to which the Privately Offered Certificates were issued.

         The undersigned certifies that it either: (i) is not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or
Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or class prohibited transaction exemption, including, but not limited to, Class Prohibited Transaction Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 96-23 or Section 401(c) of ERISA and the regulations to be promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator, any Servicer or the Trustee.

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

                                     F-2-3

         Name of Nominee (if any):

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned purchaser (the "Purchaser") on the ____ day of ___________, 20___.

                                          Very truly yours,

                                          [PURCHASER]

                                          By:
                                             -----------------------------------
                                                   (Authorized Officer)

                                          [By:
                                              ----------------------------------
                                                   Attorney-in-fact]

                                     F-2-4

                             NOMINEE ACKNOWLEDGMENT

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                          [NAME OF NOMINEE]


                                          By:
                                             -----------------------------------
                                                   (Authorized Officer)

                                          [By:
                                              ----------------------------------
                                                   Attorney-in-fact]


                                     F-2-5

                                                                     EXHIBIT F-3

                       FORM OF TRANSFEROR CERTIFICATE FOR
                            NON-OFFERED CERTIFICATES

                                                                Date:___________

Wells Fargo Bank, National Association
  as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland  21045

The Bank of New York,
  as Trustee
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Worldwide Securities Services/Structured Finance Services,
              SAMI II Series 2006-AR8

         Re: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8 Mortgage Pass-Through Certificates, Series 2006-AR8

Ladies and Gentlemen:

         In connection with our disposition of the Class [___] Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc., as Depositor, The Bank of New York, as Trustee, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, as Sponsor and Servicer, relating to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8.

                                          Very truly yours,

                                          ______________________________________
                                          Name of Transferor


                                          By: __________________________________
                                                Name:
                                                Title:


                                     F-3-1

                                                                       EXHIBIT G
                                                    (TREASURY BANK AS CUSTODIAN)


                               CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of October 31, 2006, by and among THE BANK OF NEW YORK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (together with any successor in interest, the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and TREASURY BANK, A DIVISION OF COUNTRYWIDE BANK N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

                  WHEREAS, the Depositor, the Master Servicer, the Trustee and EMC Mortgage Corporation (the "Seller") have entered into a Pooling and Servicing Agreement, dated as of October 1, 2006, relating to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Depositor or the Master Servicer under the Pooling and Servicing Agreement and (ii) the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files (the "Mortgage Files") relating to the Mortgage Loans identified on Schedule 1 attached hereto (the "Mortgage Loans") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee and the Custodian pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

                  Section 2.3. Review of Mortgage Files.

                  (a) On or prior to the Closing Date, in accordance with
Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Depositor and the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on Schedule 1 attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall execute and deliver to the Depositor and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  (c) Not later than 180 days after the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and execute and deliver to the Depositor and the Trustee (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

                  Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents missing from the Mortgage Loans then contained in the Mortgage Files.

                  Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the applicable Servicer, the Master Servicer and the Trustee.

                  Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the Repurchase Price therefor has been deposited in the Distribution Account, and a Request for Release (as defined below), the Custodian agrees to promptly release to the Seller the related Mortgage File.

                  Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by an officer of the related Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by such Servicer upon request, as such list may from time to time be amended (each, a "Servicing Officer") stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to promptly release to such Servicer the related Mortgage File. The Depositor shall deliver to the Custodian, and the Custodian agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan, which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

                  From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, then the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the related Mortgage Files be released to such Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the related Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver such Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless (i) such Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the related Mortgage Loan have been deposited in the Distribution Account or (ii) such Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the related

Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

                  At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or such Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed such Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, the assignment of mortgage and the related Mortgage Note shall be returned to the related Servicer or the Master Servicer, as applicable, for execution and endorsement, respectively, pursuant to a power of attorney from the Trustee and for delivery to the Seller. If the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable assignment and to endorse the related Mortgage Note, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by the Trustee (if not in blank) and be returned to the related Servicer or the Master Servicer, as applicable, for delivery to the Seller; provided, however, that in the case of a Mortgage Loan that is registered on the MERS(R) System, no assignment of mortgage or endorsement of the Mortgage Note by the Trustee, or by the related Servicer or the Master Servicer pursuant to a power of attorney from the Trustee, shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan and if the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable certificate of satisfaction or similar instrument, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

                  Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption agreement, substitution of liability agreement or sale of servicing agreement has been completed by forwarding to the Custodian the original of such assumption agreement, substitution of liability agreement or sale of servicing agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

                  Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage File for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, any Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. [Reserved.]

                  Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Custodian's Fees and Expenses. The Depositor covenants and agrees to cause the Seller to pay the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian pursuant to a letter agreement between the Custodian and the Seller. In addition, the Trust Fund will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith, or to the extent that such cost or expense is indemnified by the Depositor pursuant to the Pooling and Servicing Agreement.

                  Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer, the Servicers and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with any Servicer or the Depositor.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

                  Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder (provided such Person shall satisfy the requirements set forth in Section 3.7), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                  Section 3.8. Duties and Obligations of the Custodian.

                  (a) The Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

                  (b) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection or any lien upon or security interest in the Mortgage Files.

                  (c) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement.

                  (d) The Custodian may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, magnetic tape, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement.

                  (e) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of its negligent performance or omission.

                  (f) The Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Mortgage Files.

                  (g) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

                                   ARTICLE IV.
                          COMPLIANCE WITH REGULATION AB

                  Section 4.1. Intent of the parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Depositor, the Master Servicer and the Trustee with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor, the Master Servicer and the Trustee shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and the Custodian agrees to comply with requests made by the Depositor, the Master Servicer and the Trustee in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable, unless otherwise advised in writing by counsel. The Custodian shall cooperate reasonably with the Depositor, the Master Servicer and the Trustee to deliver to the Depositor and the Master Servicer (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Depositor, the Master Servicer and the Trustee to permit the Depositor, the Master Servicer and the Trustee to comply with the provisions of Regulation AB.

                  Section 4.2. Additional Representations and Warranties of the Custodian.

                  (a) The Custodian hereby represents and warrants that the information set forth in the second paragraph of the Free Writing Prospectus and the Prospectus Supplement under the caption "POOLING AND SERVICING AGREEMENT - Custodial Arrangements" (the "Custodian Disclosure") does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The Custodian shall be deemed to represent to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under Section 4.3 that, except as disclosed in writing to the Depositor prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would affect or interfere with the performance of its obligations hereunder; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Depositor or any sponsor, issuing entity, servicer (other than Countrywide Home Loan Servicing LP), trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Depositor to the Custodian in writing as of the Closing Date (each, a "Transaction Party") that would affect or interfere with the performance of its obligations hereunder and have not been previously disclosed to the Depositor and the Trustee.

                  (c) If so requested by the Depositor on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

                  Section 4.3. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor and the Master Servicer in writing of any material litigation or governmental proceedings pending against the Custodian (including any such proceedings known to be contemplated by governmental authorities) that would be material to Certificateholders, and (b) provide to the Depositor and the Master Servicer a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Depositor or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any and to the extent updated, is materially correct and does not have any material omissions.

                  Section 4.4. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year in which a Form 10-K is required to be filed with respect to the Trust, the Custodian shall:

                  (a) deliver to the Depositor, the Master Servicer and the Trustee a report (in form and substance reasonably satisfactory to the Depositor and the Master Servicer) regarding the Custodian's assessment of compliance with the Applicable Servicing Criteria as set forth in Exhibit Four during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Depositor and the Master Servicer and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

                  (b) deliver to the Depositor, the Master Servicer and the Trustee a report of a registered public accounting firm reasonably acceptable to the Depositor and the Master Servicer that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

                  Section 4.5.      Indemnification; Remedies.

                  (a) The Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer, the Trustee and each broker-dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i) (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                           (ii) any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV; or

                           (iii) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this
         Article IV.

                  (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Depositor and the Master Servicer for all costs reasonably incurred by the Depositor and the Master Servicer, respectively, in order to obtain the information, report, certification, accountants' letter or other material not delivered when and as required by the Custodian.

                  (c) In no event shall the Custodian or its directors, officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Custodian agreed that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

                  Section 5.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 5.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

                  Section 5.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust's expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 5.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature page follows]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                                                     THE BANK OF NEW YORK,
                                                             as Trustee
4 New York Plaza, 6th Floor
New York, New York 10004
Attention:  Worldwide Securities
Services/Structured Finance Services,                        By:___________________________________
SAMI II Series 2006-AR8                                      Name:
                                                             Title:

Address:                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

383 Madison Avenue
New York, New York  10179
                                                             By:___________________________________
                                                             Name:    Baron Silverstein
                                                             Title:   Vice President


Address:                                                     WELLS FARGO BANK,
                                                             NATIONAL ASSOCIATION, as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: SAMI 2006-AR8
Telecopier: (410) 715-2380                                   By:___________________________________
                                                             Name:    Stacey Taylor
                                                             Title:   Assistant Vice President

Address:                                                     TREASURY BANK, A DIVISION OF COUNTRYWIDE BANK N.A., as
                                                             Custodian
4100 E. Los Angeles Avenue
Simi Valley, California 93063
Attention:        Teresita Que
Telephone:        (805) 577-6028                             By:___________________________________
Facsimile:        (805) 577-6069                             Name:
                                                             Title:

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared _____________________, known to me to be an _____________________ of The Bank of New York, a New York banking corporation organized under the laws of the State of New York, that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation and acknowledged to me that such New York banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[SEAL]



STATE OF MARYLAND   )
                    ) ss:
COUNTY OF HOWARD    )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[SEAL]

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[Notarial Seal]



STATE OF CALIFORNIA )
                    ) ss:
COUNTY OF ________  )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared ______________, known to me to be a __________________ of Treasury Bank, a division of Countrywide Bank N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[Notarial Seal]

                                  SCHEDULE 1

                                MORTGAGE LOANS

                            [Provided upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                            ______________, 200_

The Bank of New York
4 New York Plaza, 6th Floor
New York, New York 10004


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8


         Re: Custodial Agreement, dated as of October 31, 2006, by and among The Bank of New York, Structured Asset Mortgage Investments II Inc., Wells Fargo Bank, National Association and Treasury Bank, a division of Countrywide Bank N.A. relating to Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement (other than with respect to clause (b)(v) thereof, for which no review has been made) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          TREASURY BANK, A DIVISION OF
                                          COUNTRYWIDE BANK N.A.



                                          By:___________________________________
                                          Name:
                                          Title:

                            SCHEDULE A TO EXHIBIT ONE

                                   EXCEPTIONS

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                            ______________, 200_

The Bank of New York
4 New York Plaza, 6th Floor
New York, New York 10004


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8


         Re: Custodial Agreement, dated as of October 31, 2006, by and among The Bank of New York, Structured Asset Mortgage Investments II Inc., Wells Fargo Bank, National Association and Treasury Bank, a division of Countrywide Bank N.A. relating to Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-A8

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement (other than with respect to clause (b)(v) thereof, for which no review has been made) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          TREASURY BANK, A DIVISION OF
                                          COUNTRYWIDE BANK N.A.



                                          By:___________________________________
                                          Name:
                                          Title:

                            SCHEDULE A TO EXHIBIT TWO

                                   EXCEPTIONS

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                           _______________, 200_

The Bank of New York
4 New York Plaza, 6th Floor
New York, New York 10004


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8


         Re: Custodial Agreement, dated as of October 31, 2006, by and among The Bank of New York, Structured Asset Mortgage Investments II Inc., Wells Fargo Bank, National Association and Treasury Bank, a division of Countrywide Bank N.A. relating to Structured Asset Mortgage Investments II Trust 2006-AR8 and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-A8

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement (other than with respect to clause (b)(v) thereof, for which no review has been made) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that an original of each document related thereto required to be recorded has been returned from the related recording office with evidence of recording thereon, or a certified copy has been obtained from the related recording office, with any exceptions listed in Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          TREASURY BANK, A DIVISION OF
                                          COUNTRYWIDE BANK N.A.



                                          By:___________________________________
                                          Name:
                                          Title:

                           SCHEDULE A TO EXHIBIT THREE

                                   EXCEPTIONS

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
----------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
----------------------------------------------------------------------------------------------------------
                                      General Servicing Considerations
----------------------------------------------------------------------------------------------------------
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
----------------------------------------------------------------------------------------------------------
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities
----------------------------------------------------------------------------------------------------------
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
----------------------------------------------------------------------------------------------------------
                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance with
1122(d)(1)(iv)          the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------
                            Cash Collection and Administration Payments
----------------------------------------------------------------------------------------------------------
                        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing
                        accounts no more than two business days following
                        receipt and identification, or such other number of days
1122(d)(2)(i)           specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------
                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances are made, reviewed and
1122(d)(2)(iii)         approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)          transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institutions" with
                        respect to a foreign financial institution means a
                        foreign financial institution that meets the
                        requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(vi)          Exchange Act.
----------------------------------------------------------------------------------------------------------
                        Unissued checks are safeguarded so as to prevent
                        unauthorized access.
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts,
                        including custodial accounts and related bank clearing
                        accounts. These reconciliations are (A) mathematically
                        accurate; (B) prepared within 30 calendar days after
                        the bank statement cutoff date, or such other number of
                        days specified in the transaction agreements; (C)
                        reviewed and approved by someone other than the person
                        who prepared the reconciliations; and (D) contain
                        explanations for reconciling items, These
1122(d)(2)(vii)         reconciling items are resolved within 90 calendar days
                        of their original identification, or such other number
                        of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                             Investor Remittances and Reporting Reports
----------------------------------------------------------------------------------------------------------
                        to investors, including those to be filed with the
                        Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements, (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors; or
                        the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the
1122(d)(3)(i)           servicer.
----------------------------------------------------------------------------------------------------------
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such other
1122(d)(3)(iii)         number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial
1122(d)(3)(iv)          bank statements.
----------------------------------------------------------------------------------------------------------
                                     Pool Asset Administration
----------------------------------------------------------------------------------------------------------
                        Collateral or security on pool assets is maintained as                   X
                        required by the transaction agreements or related asset pool
1122(d)(4)(i)           documents.
----------------------------------------------------------------------------------------------------------
                        Pool assets and related documents are safeguarded as                     X
1122(d)(4)(ii)          required by the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
----------------------------------------------------------------------------------------------------------
                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are
                        posted to the servicer's obligor records maintained no
                        more than two business days after receipt, or such other
                        number of days specified in the transaction agreements,
                        and allocated to principal, interest or other items (e.g.,
1122(d)(4)(iv)          escrow) in accordance with the related pool asset documents.
----------------------------------------------------------------------------------------------------------
                        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's
1122(d)(4)(v)           unpaid principal
----------------------------------------------------------------------------------------------------------

                                       25

----------------------------------------------------------------------------------------------------------
                        balance.
----------------------------------------------------------------------------------------------------------
                        Changes with respect to the erms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
1122(d)(4)(vi)          documents.
----------------------------------------------------------------------------------------------------------
                        Loss mitigation of recovery actions (e.g.,
                        forbearance plans, modifications and deed in lieu of
                        foreclosure, foreclosures and repossessions, as
                        applicable) are initiated, conducted and concluded in
                        accordance with the timeframes or other requirements
1122(d)(4)(vii)         established by the transaction documents.
----------------------------------------------------------------------------------------------------------
                        Records documenting collection
                        efforts are maintained during the period a pool asset is
                        delinquent in accordance with the transaction
                        agreements., Such records are maintained in at least a
                        monthly basis, or such other period specified in the
                        transaction agreements, and describe the entity's
                        activities in monitoring delinquent pool assets
                        including, for example, phone calls, letters and payment
                        rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)        temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with variable rates are computed based on the
                        related pool asset documents.
----------------------------------------------------------------------------------------------------------
                        Regarding any funds held in trust for an obligor (such as
                        escrow accounts); (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
                        agreements; (B) interest on such funds is paid, or
                        credited, to obligors in accordance with applicable pool
                        asset documents and state laws; and (C) such funds are
                        returned to the obligor within 3- calendar days of full
                        repayment of the related pool asset, or such other
1122(d)(4)(x)           number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the service at
                        least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)          number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                        Any late payment penalties in connection with any payment
                        to be made on behalf of an obligor are paid from the
                        servicer's funds and not charged to the obligor, unless
1122(d)(4)(xii)         the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by
                        the servicer, or such other number of days specified in
                        the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the
                        transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation
                        AB, is maintained as set forth in the transaction
                        agreements.
----------------------------------------------------------------------------------------------------------

                                       26

                                                      (WELLS FARGO AS CUSTODIAN)

                               CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of October 31, 2006, by and among THE BANK OF NEW YORK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (together with any successor in interest, the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

                  WHEREAS, the Depositor, the Master Servicer, the Trustee and EMC Mortgage Corporation (the "Seller") have entered into a Pooling and Servicing Agreement, dated as of October 1, 2006, relating to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Depositor or the Master Servicer under the Pooling and Servicing Agreement and (ii) the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the

Mortgage Files (the "Mortgage Files") relating to the Mortgage Loans identified on Schedule 1 attached hereto (the "Mortgage Loans") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee and the Custodian pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

                  Section 2.3. Review of Mortgage Files.

                  (a) On or prior to the Closing Date, in accordance with
Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Depositor and the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on Schedule 1 attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall execute and deliver to the Depositor and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  (c) Not later than 180 days after the Closing Date (or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and execute and deliver to the Depositor and the Trustee (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

                  Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents missing from the Mortgage Loans then contained in the Mortgage Files.

                  Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the applicable Servicer and the Trustee.

                  Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the Repurchase Price therefor has been deposited in the Distribution Account, and a Request for Release (as defined below), the Custodian agrees to promptly release to the Seller the related Mortgage File.

                  Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to promptly release to such Servicer the related Mortgage File. The Depositor shall deliver to the Custodian, and the Custodian agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan, which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

                  From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, then the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the related Mortgage Files be released to such Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the related Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver such Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless (i) such Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the related Mortgage Loan have been deposited in the Distribution Account or (ii) such Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

                  At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or such Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed such Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, the assignment of mortgage and the related Mortgage Note shall be returned to the related Servicer or the Master Servicer, as applicable, for execution and endorsement, respectively, pursuant to a power of attorney from the Trustee and for delivery to the Seller. If the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable assignment and to endorse the related Mortgage Note, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by the Trustee (if not in blank) and be returned to the related Servicer or the Master Servicer, as applicable, for delivery to the Seller; provided, however, that in the case of a Mortgage Loan that is registered on the MERS(R) System, no assignment of mortgage or endorsement of the Mortgage Note by the Trustee, or by the related Servicer or the Master Servicer pursuant to a power of attorney from the Trustee, shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan and if the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable certificate of satisfaction or similar instrument, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

                  Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption agreement, substitution of liability agreement or sale of servicing agreement has been completed by forwarding to the Custodian the original of such assumption agreement, substitution of liability agreement or sale of servicing agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

                  Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage File for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, any Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. [Reserved.]

                  Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Trust Fund will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith, or to the extent that such cost or expense is indemnified by the Depositor pursuant to the Pooling and Servicing Agreement.

                  Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer, the Servicers and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with any Servicer or the Depositor.
                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

                  Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder (provided such Person shall satisfy the requirements set forth in Section 3.7), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV.
                          COMPLIANCE WITH REGULATION AB

                  Section 4.1. Intent of the parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Depositor and the Trustee with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor and the Trustee shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor and the Trustee in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable. The Custodian shall cooperate reasonably with the Depositor and the Trustee to deliver to the Depositor and the Securities Administrator (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Depositor and the Trustee to permit the Depositor and the Trustee to comply with the provisions of Regulation AB.

                  Section 4.2. Additional Representations and Warranties of the Custodian.

                  (a) The Custodian hereby represents and warrants that the information set forth in the Prospectus Supplement under the caption "POOLING AND SERVICING AGREEMENT - Custodial Arrangements" (the "Custodian Disclosure") does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The Custodian shall be deemed to represent to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under Section 4.3 that, except as disclosed in writing to the Depositor prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other securitization transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Depositor or any sponsor, issuing entity, servicer (other than the Master Servicer), trustee, originator, significant obligor, enhancement or support provider (other than the Securities Administrator) or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Depositor to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

                  (c) If so requested by the Depositor on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

                  Section 4.3. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and
(b) provide to the Depositor a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Depositor or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any and to the extent updated, is materially correct and does not have any material omissions.

                  Section 4.4. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Custodian shall:

                  (a) deliver to the Depositor, the Master Servicer and the Trustee a report (in form and substance reasonably satisfactory to the Depositor and the Master Servicer) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Depositor and the Master Servicer and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

                  (b) deliver to the Depositor, the Master Servicer and the Trustee a report of a registered public accounting firm reasonably acceptable to the Depositor and the Master Servicer that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

                  Section 4.5. Indemnification; Remedies.

                  (a) The Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer, the Trustee and each broker-dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing each, an ("Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i) (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                           (ii) any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV; or

                           (iii) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this
         Article IV.

                  (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian.

                  (c) In no event shall the Custodian or its directors, officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Custodian agreed that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

                  Section 5.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 5.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

                  Section 5.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust's expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 5.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature page follows]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.



Address:                                                     THE BANK OF NEW YORK,as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004
Attention:  Worldwide Securities                             By:___________________________________
Services/Structured Finance Services,                        Name:
SAMI II 200-AR8                                              Title:
Telecopy: (212) 623-5930

Address:                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

383 Madison Avenue
New York, New York  10179
                                                             By:___________________________________
                                                             Name:    Baron Silverstein
                                                             Title:   Vice President


Address:                                                     WELLS FARGO BANK,
                                                             NATIONAL ASSOCIATION, as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: SAMI 2006-AR8
Telecopier: (410) 715-2380                                   By:___________________________________
                                                             Name:    Stacey Taylor
                                                             Title:

Address:                                                     WELLS FARGO BANK,
                                                             NATIONAL ASSOCIATION, as Custodian
1015 10th Avenue, S.E.
Minneapolis, Minnesota  55414
Attention:  SAMI 2006-AR8
Telecopier: (612) 667-1068                                   By:___________________________________
                                                             Name:    Leigh Taylor
                                                             Title:

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a _____________________ of The Bank of New York, a New York banking corporation organized under the laws of the State of New York, that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation and acknowledged to me that such New York banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[SEAL]



STATE OF MARYLAND   )
                    ) ss:
COUNTY OF HOWARD    )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a _____________________ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[SEAL]

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[Notarial Seal]



STATE OF MINNESOTA  )
                    ) ss:
COUNTY OF HENNEPIN  )

                  On the ___ day of October 2006 before me, a notary public in and for said State, personally appeared Leigh Taylor, known to me to be a _____________________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________
                                          Notary Public
[Notarial Seal]

                                   SCHEDULE 1

                                 MORTGAGE LOANS

                             [Provided upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                                October 31, 2006

The Bank of New York.
4 New York Plaza, 6th Floor
New York, New York 10004


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8


         Re: Custodial Agreement, dated as of October 31, 2006, by and among The Bank of New York, Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION



                                          By:___________________________________
                                          Name:    Stacey Taylor
                                          Title:

                            SCHEDULE A TO EXHIBIT ONE

                                   EXCEPTIONS

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                            _________ ___, 200__

The Bank of New York.
4 New York Plaza, 6th Floor
New York, New York 10004


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8


         Re: Custodial Agreement, dated as of October 31, 2006, by and among The Bank of New York, Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION



                                          By:___________________________________
                                          Name:
                                          Title:

                            SCHEDULE A TO EXHIBIT TWO

                                   EXCEPTIONS

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                          __________ ____, 200__

The Bank of New York.
4 New York Plaza, 6th Floor
New York, New York 10004


Structured Asset Mortgage Investments II Inc.
383 Park Avenue
New York, New York 10179

Attention: Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8


         Re: Custodial Agreement, dated as of October 31, 2006, by and among The Bank of New York, Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that an original of each document related thereto required to be recorded has been returned from the related recording office with evidence of recording thereon, or a certified copy has been obtained from the related recording office, with any exceptions listed in Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION



                                          By:___________________________________
                                          Name:
                                          Title:

                           SCHEDULE A TO EXHIBIT THREE

                                   EXCEPTIONS

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

------------------------------------------------------------------------------------------------------------
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
------------------------------------------------------------------------------------------------------------
                                      General Servicing Considerations
------------------------------------------------------------------------------------------------------------
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
------------------------------------------------------------------------------------------------------------
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities
------------------------------------------------------------------------------------------------------------
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
------------------------------------------------------------------------------------------------------------
                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance with
1122(d)(1)(iv)          the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------
                                     Cash Collection and Administration
------------------------------------------------------------------------------------------------------------
                        Payments on pool assets are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt and identification, or such other number
1122(d)(2)(i)           of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
------------------------------------------------------------------------------------------------------------
                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances are made, reviewed and
1122(d)(2)(iii)         approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)          transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institutions" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of
1122(d)(2)(v)           Rule 13k-1(b)(1) of the Securities Exchange Act.
------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliations; and (D) contain
                        explanations for reconciling items, These
                        reconciling items are resolved within 90 calendar days
1122(d)(2)(vii)         of their original identification, or such other number
                        of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                                     Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------
                        Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements, (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors; or
                        the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the
1122(d)(3)(i)           servicer.
------------------------------------------------------------------------------------------------------------
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)          custodial bank statements.
------------------------------------------------------------------------------------------------------------
                                          Pool Asset Administration
------------------------------------------------------------------------------------------------------------
                        Collateral or security on pool assets is maintained as                   X
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.
------------------------------------------------------------------------------------------------------------
                        Pool assets and related documents are safeguarded as                     X
1122(d)(4)(ii)          required by the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
------------------------------------------------------------------------------------------------------------
                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are
                        posted to the servicer's obligor records maintained no
                        more than two business days after receipt, or such other
                        number of days specified in the transaction agreements,
                        and allocated to principal, interest or other items (e.g.,
1122(d)(4)(iv)          escrow) in accordance with the related pool asset documents.
------------------------------------------------------------------------------------------------------------
                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------

                                     G-2-47

------------------------------------------------------------------------------------------------------------
                        Changes with respect to the terms or status of an
                        obligor's pool asset (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by authorized
                        personnel in accordance with the transaction agreements and
1122(d)(4)(vi)          related pool asset documents.
------------------------------------------------------------------------------------------------------------
                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established by the
1122(d)(4)(vii)         transaction documents.
------------------------------------------------------------------------------------------------------------
                        Records documenting collection efforts are maintained
                        during the period a pool asset is delinquent in
                        accordance with the transaction agreements., Such
                        records are maintained in at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
                        monitoring delinquent pool assets including, for
                        example, phone calls, letters and payment rescheduling
                        plans in cases where delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)        illness or unemployment).
------------------------------------------------------------------------------------------------------------
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.
------------------------------------------------------------------------------------------------------------
                        Regarding any funds held in trust for an obligor (such
                        as escrow accounts); (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such
                        funds is paid, or credited, to obligors in accordance
                        with applicable pool asset documents and state laws; and
                        (C) such funds are returned to the obligor within 3-
                        calendar days of full repayment of the related pool asset, or
1122(d)(4)(x)           such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the service at
1122(d)(4)(xi)          least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                        Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late payment was due to the obligor's error
1122(d)(4)(xii)         or omission.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the
                        transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation
                        AB, is maintained as set forth in the transaction
                        agreements.
----------------------- -------------------------------------------------------------- ----------------------

                                     G-2-48

                                                                       EXHIBIT H

                              SERVICING AGREEMENTS

         [Please see Tabs ___, ___, ___, and ___ in the Closing Binder]

1. Servicing Agreement, dated as of October 1, 2006, by and between Structured Asset Mortgage Investments II Inc. and EMC Mortgage Corporation ("EMC").

2. Servicing Agreement, dated as of April 1, 2005, by and between Washington Mutual Bank and EMC, as amended.

3. Purchase, Warranties and Servicing Agreement, dated as of March 1, 2006, by and between American Home Mortgage Servicing, Inc., and EMC.

4. Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, by and between Countrywide Home Loans, Inc. and EMC, as amended.

                                                                       EXHIBIT I
                             ASSIGNMENT AGREEMENTS

                    WITH RESPECT TO THE SERVICING AGREEMENTS


          [Please see Tabs ___, ___, ___,and ___ in the Closing Binder]

                                                                       EXHIBIT J


                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                            EMC MORTGAGE CORPORATION

                             as Mortgage Loan Seller

                                       and

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as Purchaser

                                   Dated as of

                                October 31, 2006

                                           TABLE OF CONTENTS

                                                                                                               Page

Section 1.  Definitions.........................................................................................1

Section 2.  Purchase and Sale of the Mortgage Loans and Related Rights..........................................4

Section 3.  Mortgage Loan Schedules.............................................................................4

Section 4.  Mortgage Loan Transfer..............................................................................5

Section 5.  Examination of Mortgage Files.......................................................................6

Section 6.  Recordation of Assignments of Mortgage..............................................................9

Section 7.  Representations and Warranties of Mortgage Loan Seller Concerning
            the Mortgage Loans.................................................................................10

Section 8.  Representations and Warranties Concerning the Mortgage Loan Seller.................................15

Section 9.  Representations and Warranties Concerning the Purchaser............................................17

Section 10. Conditions to Closing..............................................................................18

Section 11. Fees and Expenses..................................................................................20

Section 12. Accountants' Letters...............................................................................20

Section 13. Indemnification....................................................................................21

Section 14. Notices............................................................................................23

Section 15. Transfer of Mortgage Loans.........................................................................23

Section 16. Termination........................................................................................23

Section 17. Representations, Warranties and Agreements to Survive Delivery.....................................23

Section 18. Severability.......................................................................................24

Section 19. Counterparts.......................................................................................24

Section 20. Amendment..........................................................................................24

Section 21. Governing Law......................................................................................24

Section 22. Further Assurances.................................................................................24

                                       i

Section 23. Successors and Assigns.............................................................................24

Section 24. The Mortgage Loan Seller and the Purchaser.........................................................25

Section 25. Entire Agreement...................................................................................25

Section 26. No Partnership.....................................................................................25

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1         Contents of Mortgage File
Exhibit 2         Contents of Final Mortgage File
Exhibit 3         Mortgage Loan Schedule Information
Exhibit 4         Mortgage Loan Seller's Information
Exhibit 5         Purchaser's Information
Exhibit 6         Schedule of Lost Notes
Exhibit 7 Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised as of February 7, 2005, Appendix E

Schedule A        Required Ratings For Each Class of Certificates

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October 31, 2006, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Mortgage Loan Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

                  Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Structured Asset Mortgage Investments II Trust 2006-AR8, Structured Asset Mortgage Investments II Grantor Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 (the "Certificates"), under a pooling and servicing agreement, to be dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, The Bank of New York, as trustee (the "Trustee"), EMC Mortgage Corporation and Wells Fargo Bank, National Association, as master servicer and securities administrator, and a grantor trust agreement, to be dated October 31, 2006, between the Purchaser, as depositor, The Bank of New York, as grantor trustee, and Wells Fargo Bank, National Association, as paying agent and certificate registrar.

                  The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-132232) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated October 27, 2006, to the Prospectus, dated October 23, 2006, relating to certain classes of the Certificates. With respect to the public offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement, dated as of October 27, 2006, to an underwriting agreement, dated as of May 12, 2006, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

                  SECTION 1. Definitions

Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

                  Acquisition Price: Cash in an amount equal to $[____(2)_____].

                  Bear Stearns: Bear, Stearns & Co.  Inc.

                  Closing Date: October 31, 2006.

                  Cut off Date:  October 1, 2006.

                  Cut off Date Balance: Approximately $1,742,996,158.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

                  Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement. For purposes of calculating the Net Rates of the Mortgage Loans for the first Distribution Date, the second preceding Due Date with respect to the first Distribution Date shall be the Cut-off Date.

                  Master Servicer: Wells Fargo Bank, National Association.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

                  MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

                  Moody's: Moody's Investors Service, Inc., or its successors in interest.

                  Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

____________________________
2     Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

                  Mortgage File: The items referred to in Exhibit 1 and Exhibit 2 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

                  Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

                  Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 of the Pooling and Servicing Agreement and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

                  Mortgage Loan Schedule: The schedule attached to the Pooling and Servicing Agreement as Exhibit B with respect to the Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to the Pooling and Servicing Agreement or this Agreement, as the case may be.

                  Mortgagor: The obligor(s) on a Mortgage Note.

                  Net Rate: For each Mortgage Loan, the Mortgage Interest Rate in effect from time to time for such Mortgage Loan less the related Servicing Fee Rate, the Master Servicing Fee (expressed as an annual rate) and the Lender Paid PMI Rate, if applicable.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

                  Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Purchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required or permitted to be purchased by the Mortgage Loan Seller pursuant to the applicable provisions of this Agreement or Article II of the Pooling and Servicing Agreement, an amount equal to the sum of (i) (a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition) plus (b) accrued and unpaid interest thereon on the Outstanding Principal Balance at the related Mortgage Interest Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor or advanced with respect to such Mortgage Loan to the first day of the month in which such amount is to be distributed, through and including the last day of the month of repurchase, reduced by (c) any portion of the Master Servicing Compensation, Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

                  Rating Agencies: Standard & Poor's and Moody's, each a "Rating Agency."

                  Securities Act: The Securities Act of 1933, as amended.

                  Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

                  Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

                  Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet, on the date of such substitution, the requirements stated herein and in the Pooling and Servicing Agreement with respect to such substitution; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

                  Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

                  SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights.

                  (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

                  (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

                  (c) Upon the satisfaction of the conditions set forth in
Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

                  (d) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Servicing Agreements (other than its right to enforce the representations and warranties set forth therein).

                  SECTION 3. Mortgage Loan Schedules.

                  The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold hereunder by the Mortgage Loan Seller. If there are changes to the Preliminary

Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule", and together with the Preliminary Mortgage Loan Schedule, the "Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold hereunder by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

                  SECTION 4. Mortgage Loan Transfer.

                  (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereof other than scheduled principal and interest on the Mortgage Loans due on or before the Cut-off Date and received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof other than scheduled principal and interest on the Mortgage Loans due after the Cut-off Date and received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

                  (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered, to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Mortgage Loan Seller to such effect), the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 6, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Mortgage Loan Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date, or, in lieu of such assignments, shall provide an Opinion of Counsel pursuant to Section 6(a) hereof to the effect that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan. Upon the request of the Purchaser, the Mortgage Loan Seller will assist the Purchaser in effecting the assignment referred to above.

                  (c) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Seller and by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(i) the code in the field which identifies the specific Trustee and (ii) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit any Servicer or the Master Servicer to, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Pooling and Servicing Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of the Pooling and Servicing Agreement.

                  (d) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans will ultimately be assigned to The Bank of New York, as Trustee for the benefit of the Certificateholders, on the date hereof.

                  SECTION 5. Examination of Mortgage Files.

                  (a) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination, which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the

Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

                  (b) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the related Custodian, on behalf of the Trustee, for the benefit of the Certificateholders, will acknowledge receipt of each Mortgage Loan, by delivery to the Mortgage Loan Seller, the Purchaser and the Trustee of an initial certification in the form attached as Exhibit One to the Custodial Agreement.

                  (c) Pursuant to the Pooling and Servicing Agreement, no later than 90 days after the Closing Date (or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the related Custodian thereof), the Trustee will review or cause to be reviewed by the related Custodian on its behalf each Mortgage File as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. If the Trustee or the related Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule or to appear to be defective on its face (a "Material Defect"), then the Trustee or the related Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Trustee or the related Custodian, as its agent, of the Material Defect and, if the Mortgage Loan Seller fails to correct or cure the Material Defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days from the Trustee's or the related Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the related Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

                  (d) Pursuant to the Pooling and Servicing Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the related Custodian thereof) the Trustee will review (or, pursuant to the Custodial Agreement, will cause the related Custodian on its behalf to review), the Mortgage Files as set forth on Exhibit 1 and will deliver, or cause to be delivered, to the Mortgage Loan Seller, the Purchaser and the Trustee a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee, or the related Custodian, as its agent, finds a Material Defect, the Trustee, or the related Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the related Custodian, as its agent, of the Material Defect and, if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in the related Mortgage Loan, then the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase (and the Trustee will enforce the Mortgage Loan Seller's obligation to so purchase) the related Mortgage Loan at the applicable Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereto, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, then the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or certified copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided, that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller or the related Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the related Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

                  (e) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Mortgage Loan Seller and release or cause the related Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in its possession or in the possession of the related Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

                  SECTION 6. Recordation of Assignments of Mortgage.

                  (a) The Mortgage Loan Seller will, promptly after the Closing Date, cause each Mortgage and each assignment of the Security Instrument from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment (1) if such recordation is not required by the Rating Agencies or (2) which relates to a Mortgage Loan (x) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Mortgage Loan Seller to the Trustee (with a copy to the related Custodian), the recordation of such assignment is not required to protect the interests of the Certificateholders in the related Mortgage Loan or (y) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Seller and its successors and assigns; provided, however, notwithstanding the foregoing, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, or the related Custodian, as its agent, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller, (iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement or
(vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

                  While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. All customary recording fees and reasonable expenses relating to the recordation of the assignments of Mortgages to the Trustee or the Opinion of Counsel set forth above, as the case may be, shall be borne by the Mortgage Loan Seller.

                  (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement, be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Mortgage Loan Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

                  SECTION 7. Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans.

         The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date, or such other date as may be specified below with respect to each Mortgage Loan being sold by it, that:

                  (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

                  (ii) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

                  (iii) each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable predatory, abusive and fair lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

                  (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; and no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

                  (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

                  (vi) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

                  (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and
         (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in xiii below;

                  (ix) there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

                  (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                  (xi) the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

                  (xii) the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                  (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan; and the Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

                  (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

                  (xv) the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the

         Mortgagor's cost and expense;

                  (xvi) each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9) without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

                  (xvii) none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

                  (xviii) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

                  (xix) no Mortgage Loan (a) is a "high cost loan" or "covered loan" as applicable (as such terms are defined in the version of Standard & Poor's LEVELS(R) Glossary in effect as of the date hereof, Appendix E, attached hereto as Exhibit 6) or (b) was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

                  (xx) each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

                  (xxi) each original Mortgage has been recorded or is in the process of being recorded, unless such recordation is not required, in each case pursuant to the requirements of Section 2.01 of the Pooling and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

                  (xxii) the related Mortgage File contains each of the documents and instruments listed in Section 2.01 of the Pooling and Servicing Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

                  (xxiii) the Mortgage Loans are currently being serviced in accordance with accepted servicing practices;

                  (xxiv) with respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Mortgage Loan Seller and each prepayment penalty is permitted pursuant to federal, state and local law. In addition, with respect to each Mortgage Loan (i) no Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated and (ii) such prepayment penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

                  (xxv) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (xxvi) each Mortgage Loan was originated (a) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (b) by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (c) by a mortgage broker or correspondent lender in a manner such that the related Mortgage Loan would be regarded for purposes of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, as having been originated by an entity described in clauses (a) or (b) above.

                  It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

                  Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Certificate Insurer, the Trustee or the related Custodian, as its agent, of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders, the Certificate Insurer or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will
(i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable

Repurchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan; provided that, in the case of a breach of the representation contained in clause (xxv) of this Section 7, then, in each case, in lieu of purchasing such Mortgage Loan at the applicable Repurchase Price, the Mortgage Loan Seller shall be permitted to pay the amount of the prepayment penalty (net of any amount previously collected by or paid to the Purchaser in respect of such prepayment penalty) from its own funds and without reimbursement thereof, and the Mortgage Loan Seller shall in such case have no obligation to repurchase or substitute for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure such breach, purchase such affected Mortgage Loan or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedies under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof or to pay the amount of any prepayment penalty as set forth in the preceding sentence.

                  It is understood by the parties hereto that a breach of the representations and warranties made in any of clauses (xx) through and including
(xxvi) of this Section 7 will be deemed to materially and adversely affect the value of the interests of the Purchaser, the Certificateholders, the Certificate Insurer or the Trustee in the related Mortgage Loan and shall require a repurchase of the related Mortgage Loan as set forth herein.

                  It is understood by the parties hereto that upon the Mortgage Loan Seller's discovery or receipt of notice of a breach of the representations and warranties made in any of clauses (ix), (xi) or (xii), the Mortgage Loan Seller shall be deemed to be in breach of such representation and warranty, and subject to the terms of this Agreement with respect to such breach, notwithstanding that such representation and warranty is limited "to the best of the Mortgage Loan Seller's knowledge."

                  Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

                  SECTION 8. Representations and Warranties Concerning the Mortgage Loan Seller.

                  As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

                  (a) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) the Mortgage Loan Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

                  (e) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (f) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and will, if determined adversely to the Mortgage Loan Seller, materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (g) the Mortgage Loan Seller's Information (as identified in
Exhibit 4) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  SECTION 9. Representations and Warranties Concerning the Purchaser.

                  As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

                  (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will, if determined adversely to the Purchaser, materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (g) the Purchaser's Information (as identified in Exhibit 5) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  SECTION 10. Conditions to Closing.

                  (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                           (1) Each of the obligations of the Mortgage Loan
Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                           (2) The Purchaser shall have received all of the
following closing documents, in
such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                           (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                           (ii) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on
         Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

                           (iii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                           (iv) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto copies of the charter and by-laws of the Mortgage Loan Seller and evidence as to the good standing of the Mortgage Loan Seller dated as of a recent date;

                           (v) One or more opinions of counsel from the Mortgage Loan Seller's counsel in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

                           (vi) A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

                           (vii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

                           (3) The Certificates to be sold to Bear Stearns
pursuant to the Underwriting Agreement and the Pooling and Servicing Agreement shall have been issued and sold to Bear Stearns.

                           (4) The Mortgage Loan Seller shall have furnished to
the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

                  (b) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                           (1) The obligations of the Purchaser required to be
performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                           (2) The Mortgage Loan Seller shall have received
copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                           (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                           (ii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                           (iii) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto copies of the Purchaser's articles of incorporation and by-laws, and evidence as to the good standing of the Purchaser dated as of a recent date;

                           (iv) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                           (v) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

                  SECTION 11. Fees and Expenses.

                  Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date, or such later date as may be agreed to by the Purchaser, (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of the Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses, including counsel's fees and expenses, in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee, which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the closing of the transactions contemplated hereby and (C) review of the Mortgage Loans to be performed by the Trustee, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement,
(vii) the fees and expenses of each Rating Agency (both initial and ongoing),
(viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator thereof to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

                  SECTION 12. Accountants' Letters.

                  Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Prospectus Supplement--The Mortgage Loans" and "The Mortgage Pool" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield on the Certificates" in the Prospectus Supplement.

                  (a) To the extent statistical information with respect to the Master Servicer's or a Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer and the Servicers," a letter from the certified public accountant for the

Master Servicer and such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

                  SECTION 13. Indemnification.

                  (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as such term is used in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with the Mortgage Loan Seller's Information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

                  The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

                  (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as such term is used in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 5, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or
(iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller or any other such indemnified party.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve such indemnified party from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  (d) If the indemnification provided for in paragraphs (a) and
(b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in this Section 13, then the indemnifying party shall, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

                  (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

                  SECTION 14. Notices.

                  All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067 (Facsimile: (972) 444-2880), Attention: Mark Novacheck, and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a Business Day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next Business Day.

                  SECTION 15. Transfer of Mortgage Loans.

                  The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of a representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

                  SECTION 16. Termination.

                  This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

                  SECTION 17. Representations, Warranties and Agreements to Survive Delivery.

                    All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan, and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to
Section 3 hereof prior to the closing of the transactions contemplated hereby and not to any Deleted Mortgage Loan.

                  SECTION 18. Severability.

                  If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                  SECTION 19. Counterparts.

                  This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

                  SECTION 20. Amendment.

                  This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

                  SECTION 21. GOVERNING LAW.

                  THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

                  SECTION 22. Further Assurances.

                  Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement, including any amendments hereto which may be required by either Rating Agency.

                  SECTION 23. Successors and Assigns.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement, and any such assignment or purported assignment shall be deemed null and void.

                  SECTION 24. The Mortgage Loan Seller and the Purchaser.

                  The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

                  SECTION 25. Entire Agreement.

                  This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                  SECTION 26. No Partnership.

                  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION



                                          By:___________________________________
                                          Name:
                                          Title:


                                          STRUCTURED ASSET MORTGAGE INVESTMENTS
                                          II INC.



                                          By:___________________________________
                                          Name:  Baron Silverstein
                                          Title:    Vice President

                                    EXHIBIT 1

                            CONTENTS OF MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement:

                  (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity;

                  (ii) The original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) of the proviso set forth in Section 2.01(b) of the Pooling and Servicing Agreement applies, shall be in recordable form);

                  (iii) Unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "The Bank of New York, as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) of the proviso set forth in Section 2.01(b) of the Pooling and Servicing Agreement applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

                  (iv) All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Purchaser with evidence of recording thereon;

                  (v) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                  (vi) The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                  (vii) Originals of all assumption and modification agreements, if applicable and available.

                                    EXHIBIT 2

                         CONTENTS OF FINAL MORTGAGE FILE

         (A) With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its agent, and which shall be delivered to the Purchaser pursuant to the terms of the Agreement:

                  (i) The original Mortgage Note, including any riders thereto, endorsed by the Mortgage Loan Seller or the originator, as applicable, without recourse, in proper form to the order of the Trustee, at the direction of the Purchaser, with any intervening endorsements showing an unbroken chain of title from the originator to the Trustee, or, with respect to the Mortgage Loans as to which the Mortgage Note has been lost, lost note affidavits and if available, a copy of the lost Mortgage Note;

                  (ii) Unless the Mortgage Loan is registered on the MERS(R) System, an original duly executed assignment of Mortgage in recordable form from the Mortgage Loan Seller or the originator, as applicable, to the Trustee, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office;

                  (iii) The original Security Instrument, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (iv) The original intervening assignments, if any and if available, with evidence of recording thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (v) The originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan;

                  (vi) The original mortgagee's title insurance policy or, if a master title policy has been issued by the title insurer, a mortgagee's certificate of title insurance or a written commitment to issue such title insurance policy, and

                  (vii) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, if any, to the extent available.

                                    EXHIBIT 3

                       MORTGAGE LOAN SCHEDULE INFORMATION

         The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

                  (i)         the loan number;

                  (ii)        the Mortgagor's name;

                  (iii) the street address (including city, state and zip code) of the Mortgaged Property;

                  (iv) identify type of Mortgage Loan, e.g. HUD, VA, FHA or conventional;

                  (v)         the property type;

                  (vi)        the Mortgage Interest Rate;

                  (vii) the Servicing Fee and any additional servicing fee, if applicable;

                  (viii)      the origination date;

                  (ix)        the Net Rate;

                  (x)         the original term;

                  (xi)        the maturity date;

                  (xii)       the stated remaining term to maturity;

                  (xiii)      the original principal balance;

                  (xiv)       the first payment date;

                  (xv) the principal and interest payment in effect as of the Cut-off Date;

                  (xvi)       the unpaid Principal Balance as of the Cut-off
                              Date;

                  (xvii)      the Loan-to-Value Ratio at origination;

                  (xviii)     the paid-through date;

                  (xix)       the amount of the Scheduled Payment;

                  (xx)        the number of days delinquent, if any;

                  (xxi) a code indicating whether the Mortgage Loan is negatively amortizing;

                  (xxii)      the Index;

                  (xxiii)     the next Interest Adjustment Date;

                  (xxiv)      the Gross Margin, if applicable;

                  (xxv) the Minimum Lifetime Mortgage Rate and Maximum Lifetime Mortgage Rate, each if and as applicable;

                  (xxvi)      the Periodic Rate Cap, if applicable;

                  (xxvii)     the Servicing Fee Rate;

                  (xxviii)    the Servicer; and

                  (xxix)      the prepayment penalty, if any.

Such schedule also shall set forth for all of the Mortgage Loans and for all the Mortgage Loans being sold, the total number of Mortgage Loans, the total of each of the amounts described under (xiii) and (xvi) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under
(vi), (ix) and (xxvii) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                    EXHIBIT 4

                       MORTGAGE LOAN SELLER'S INFORMATION

         All information in the Prospectus Supplement described under the following Sections: "SUMMARY OF PROSPECTUS SUPPLEMENT -- The Mortgage Loans," "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                    EXHIBIT 5

                             PURCHASER'S INFORMATION

         All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

                                    EXHIBIT 6

                             SCHEDULE OF LOST NOTES

                             Available Upon Request

                                    EXHIBIT 7

                           STANDARD & POOR'S LEVELS(R)
                          GLOSSARY, VERSION 5.6 REVISED
                       AS OF FEBRUARY 7, 2005, APPENDIX E

APPENDIX E - STANDARD & POOR'S ANTI-PREDATORY LENDING CATEGORIZATION


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code          High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------------------------------------------------------------------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.         Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------------------------------------------------------------------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann. ss.ss.   Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or
                                   entered into on or after January 1, 2003.
                                   Other provisions of the Act took effect on
                                   June 7,
                                   2002
---------------------------------------------------------------------------------------------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices       High Cost Home Loan
                                   Act, Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------------------------------------------------------------------------------------------

District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.            Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------------------------------------------------------------------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss.              High Cost Home Loan
---------------------------------------------------------------------------------------------------------------------


STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------------------------------------------------------------------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of           High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss. 226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------------------------------------------------------------------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.        High Risk Home Loan
                                   815, ss.ss. 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------------------------------------------------------------------------------------------

Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.       High Cost Home Loan
                                   ss.ss. 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------------------------------------------------------------------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.          High Loan to Value Consumer
                                   16a-1-101 et seq.                                     Loan (id. ss. 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became               -----------------------------
                                   effective April 14, 1999; Section 16a-3-308a          High APR Consumer Loan (id. ss.
                                   became effective July 1, 1999                         16a-3-308a)
---------------------------------------------------------------------------------------------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.       High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss.     High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------------------------------------------------------------------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R. ss.ss. 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------------------------------------------------------------------------------------------

                                   Massachusetts Predatory Home Loan Practices Act       High Cost Home Mortgage Loan

                                   Mass. Gen. Laws ch. 183C, ss.ss. 1 et seq.
                                   Effective November 7, 2004
---------------------------------------------------------------------------------------------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.         Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------------------------------------------------------------------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,       High Cost Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------

New York                           N.Y. Banking Law Article 6-l                          High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------------------------------------------------------------------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home        High Cost Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------


STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Ohio                               H.B. 386 (codified in various sections of the         Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. ss.ss. 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------------------------------------------------------------------------------------------

Oklahoma                           Consumer Credit Code (codified in various             Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------------------------------------------------------------------------------------------

South Carolina                     South Carolina High Cost and Consumer Home            High Cost Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,            West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. ss.ss.      Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------------


STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------

Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.       High Cost Home Loan
                                   ss.ss. 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------------------------------------------------------------------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,       Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5,
---------------------------------------------------------------------------------------------------------------------

                                   2004
---------------------------------------------------------------------------------------------------------------------


STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,       Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home        Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------

South Carolina                     South Carolina High Cost and Consumer Home            Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES


                                 PUBLIC CERTIFICATES

CLASS                                        S&P                     MOODY'S

Class A-1A                                   AAA                       Aaa
Grantor Trust Class A-1B                     AAA                       Aaa
Class A-2                                    AAA                       Aaa
Class A-3                                    AAA                       Aaa
Class A-4A                                   AAA                       Aaa
Grantor Trust Class A-4B                     AAA                       Aaa
Grantor Trust Class A-4C                     AAA                       Aaa
Class A-5                                    AAA                       Aaa
Class A-6A                                   AAA                       Aaa
Class A-6B                                   AAA                       Aaa
Class X                                      AAA                       Aaa
Class B-1                                    AA+                       Aaa
Class B-2                                     AA                       Aa1
Class B-3                                    AA-                       Aa2
Class B-4                                     A+                       Aa3
Class B-5                                     A                        A1
Class B-6                                     A-                       A2
Class B-7                                    BBB+                      A3
Class B-8                                    BBB                      Baa1
Class B-9                                    BBB-                     Baa3


                                 PRIVATE CERTIFICATES

CLASS                                        S&P                     MOODY'S

Underlying Class A-1B                        N/R                       N/R
Underlying Class A-4B                        N/R                       N/R
Underlying Class A-4C                        N/R                       N/R
Class B-IO                                   N/R                       N/R
XP                                           N/R                       N/R
Class R                                      N/R                       N/R
Class R-X                                    N/R                       N/R


None of the above ratings, if any, has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

                                                                       EXHIBIT K

                    FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that The Bank of New York, a New York banking corporation organized under the laws of the State of New York, having a place of business at 4 New York Plaza, 6th Floor, New York, N.Y. 10004, as Trustee (and in no personal or other representative capacity) under the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Structured Asset Mortgage Investments II Inc., the Trustee, Wells Fargo Bank, National Association and EMC Mortgage Corporation (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8, hereby appoints _______________, in its capacity as a Servicer under the Agreement, as the Trustee's true and lawful Special Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following enumerated transactions under the Agreement only:

1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.

5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

         b. the preparation and issuance of statements of breach or non-performance;

         c. the preparation and filing of notices of default and/or notices of sale;

         d. the cancellation/rescission of notices of default and/or notices of sale;

         e.       the taking of a deed in lieu of foreclosure; and

         f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

10. Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ___ , 2006.

                                                THE BANK OF NEW YORK, AS TRUSTEE


                                                By: ____________________________
                                                Name:
                                                Title:


WITNESS:                                             WITNESS:


_______________________________             _______________________________
Name:                                       Name:
Title:                                      Title:


STATE OF NEW YORK
                                    SS
COUNTY OF NEW YORK

         On ______________, 2006, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of The Bank of New York, and such person acknowledged to me that such person executed the within instrument in such person's authorized capacity as a Senior Vice President of The Bank of New York, and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

         WITNESS my hand and official seal.


                                  ______________________________
                                  Notary Public

                                                                       EXHIBIT L


         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Primary Servicer - transaction party having borrower contact
Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
Custodian - safe keeper of pool assets
Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:     X - OBLIGATION




REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(i)      Policies and procedures are             X            X            X
                   instituted to monitor any
                   performance or other triggers
                   and events of default in
                   accordance with the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(ii)     If any material servicing               X            X
                   activities are outsourced to
                   third parties, policies and
                   procedures are instituted to
                   monitor the third party's
                   performance and compliance with
                   such servicing activities.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any requirements in the
                   transaction agreements to
                   maintain a back-up servicer for
1122(d)(1)(iii)    the Pool Assets are maintained.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(iv)     A fidelity bond and errors and          X            X
                   omissions policy is in effect on
                   the party participating in the
                   servicing function throughout
                   the reporting period in the
                   amount of coverage required by
                   and otherwise in accordance with
                   the terms of the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   CASH COLLECTION AND
                   ADMINISTRATION
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(2)(i)      Payments on pool assets are             X            X            X
                   deposited into the appropriate
                   custodial bank accounts and
                   related bank clearing accounts
                   no more than two business days
                   following receipt, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made via wire             X            X            X
                   transfer on behalf of an obligor
                   or to an investor are made only
1122(d)(2)(ii)     by authorized personnel.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Advances of funds or guarantees         X            X            X
                   regarding collections, cash
                   flows or distributions, and any
                   interest or other fees charged
                   for such advances, are made,
                   reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The related accounts for the            X            X            X
                   transaction, such as cash
                   reserve accounts or accounts
                   established as a form of over
                   collateralization, are
                   separately maintained (e.g.,
                   with respect to commingling of
                   cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Each custodial account is               X            X            X
                   maintained at a federally
                   insured depository institution
                   as set forth in the transaction
                   agreements. For purposes of this
                   criterion, "federally insured
                   depository institution" with
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets
                   the requirements of Rule
                   13k-1(b)(1) of the Securities
1122(d)(2)(v)      Exchange Act.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Unissued checks are safeguarded         X                         X
                   so as to prevent unauthorized
1122(d)(2)(vi)     access.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                                 L-2

REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(2)(vii)    Reconciliations are prepared on         X            X            X
                   a monthly basis for all
                   asset-backed securities related
                   bank accounts, including
                   custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of
                   days specified in the
                   transaction agreements; (C)
                   reviewed and approved by someone
                   other than the person who
                   prepared the reconciliation; and
                   (D) contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified
                   in the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   INVESTOR REMITTANCES AND
                   REPORTING
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(3)(i)      Reports to investors, including         X            X            X
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable
                   Commission requirements.
                   Specifically, such
                   reports (A) are prepared
                   in accordance with
                   timeframes and other
                   terms set forth in the
                   transaction agreements;
                   (B) provide information
                   calculated in accordance
                   with the terms specified
                   in the transaction
                   agreements; (C) are
                   filed with the
                   Commission as required
                   by its rules and
                   regulations; and (D)
                   agree with investors' or
                   the trustee's records as
                   to the total unpaid
                   principal balance and
                   number of Pool Assets
                   serviced by the
                   Servicer.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts due to investors are            X            X            X
                   allocated and remitted in
                   accordance with timeframes,
                   distribution priority and other
                   terms set forth in the
1122(d)(3)(ii)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made to an                X            X            X
                   investor are posted within two
                   business days to the Servicer's
                   investor records, or such other
                   number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts remitted to investors           X            X            X
                   per the investor reports agree
                   with cancelled checks, or other
                   form of payment, or custodial
1122(d)(3)(iv)     bank statements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

                                                                 L-3

REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   POOL ASSET ADMINISTRATION
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(i)      Collateral or security on pool          X                                      X
                   assets is maintained as required
                   by the transaction agreements or
                   related pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(ii)     Pool assets and related                 X                                      X
                   documents are safeguarded as
                   required by the transaction
                   agreements
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(iii)    Any additions, removals or              X                         X
                   substitutions to the asset pool
                   are made, reviewed and approved
                   in accordance with any
                   conditions or requirements in
                   the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(iv)     Payments on pool assets,                X
                   including any payoffs, made in
                   accordance with the related pool
                   asset documents are posted to
                   the Servicer's obligor records
                   maintained no more than two
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related pool
                   asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
 1122(d)(4)(v)     The Servicer's records regarding        X
                   the pool assets agree with
                   the Servicer's records with
                   respect to an obligor's unpaid
                   principal balance.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(vi)     Changes with respect to the             X            X
                   terms or status of an obligor's
                   pool assets (e.g., loan
                   modifications or re-agings) are
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
                   asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(vii)    Loss mitigation or recovery             X            X
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and repossessions,
                   as applicable) are initiated,
                   conducted and concluded in
                   accordance with the timeframes
                   or other requirements
                   established by the transaction
                   agreements.



                                                                L-4


REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(4)(viii)   Records documenting collection          X
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent pool
                   assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(ix)     Adjustments to interest rates or        X
                   rates of return for poolassets with
                   variable rates are computed based on
                   the related pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(x)      Regarding any funds held in             X
                   trust for an obligor (such as
                   escrow accounts): (A) such funds
                   are analyzed, in accordance with
                   the obligor's pool asset
                   documents, on at least an annual
                   basis, or such other period
                   specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable pool asset documents
                   and state laws; and (C) such
                   funds are returned to the
                   obligor within 30 calendar days
                   of full repayment of the related
                   pool assets, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(xi)     Payments made on behalf of an           X
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,
                   provided that such support has
                   been received by the servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(xii)    Any late payment penalties in           X
                   connection with any payment
                   to be made on behalf of an
                   obligor are paid from the
                   Servicer's funds and not charged to
                   the obligor, unless the late payment
                   was due to the obligor's error
                   or omission.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                                L-5

REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(4)(xiii)   Disbursements made on behalf of         X
                   an obligor are posted within two
                   business days to the obligor's
                   records maintained by the servicer,
                   or such other number of days specified
                   in the  transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and          X            X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(xv)     Any external enhancement or             X                         X
                   other support, identified in
                   Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is
                   maintained as set forth in the
                   transaction agreements. [In this
                   transaction there is no external
                   enhancement or other support.]
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                                     EXHIBIT M-1

                          FORM OF BACK-UP CERTIFICATION



        Re:      The [    ] agreement dated as of [ ], 200[ ] (the "Agreement"),
                 among [IDENTIFY PARTIES]

         I, ____________________________, the _______________________ of [NAME
OF COMPANY], certify to, [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
        Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor, the Securities Administrator and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Securities Administrator] and the [Trustee];

4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any subservicer and subcontractor pursuant to the Agreement, have been provided to the Depositor and the Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                                   Date:  ______________________


                                                   By:      ____________________
                                                   Name:
                                                   Title:


                                     M-1-2

                                                                     EXHIBIT M-2

                      FORM OF CERTIFICATION TO BE PROVIDED
                BY THE SECURITIES ADMINISTRATOR TO THE DEPOSITOR

           Re:      ________________________________ Trust 200_-____(the
                    "Trust"), Mortgage Pass-Through Certificates, Series 200_-____, issued pursuant to the Pooling and Servicing Agreement, dated as of ________ 1, 200_, among ____________________________, as Depositor, Wells Fargo
                    Bank, National Association, as Securities Administrator and
                    __________________________________________________________

         The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

         (2) To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator's assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

         (3) To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

         (4) I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

         (5) The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

         In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]


Date:____________________________________


_______________________________________
[Signature]
[Title]


                                     M-2-2

                                                                       EXHIBIT N

                              FORM OF CAP CONTRACTS

                   [Please see Tab ___ in the Closing Binder]

                                                                       EXHIBIT O



           FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 6.04, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.


                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
10-D        Must be filed within 15 days of the distribution date for the
            (NOMINAL) asset-backed securities.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            1       DISTRIBUTION AND
                    POOL PERFORMANCE
                    INFORMATION
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1121(a) -
                    Distribution and
                    Pool Performance
                    Information
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (1) Any applicable                               X
                    record dates,
                    accrual dates,                                   (MONTHLY
                    determination dates                              STATEMENTS TO
                    for calculating                                  CERTIFICATEHOLDERS)
                    distributions and
                    actual distribution
                    dates for the
                    distribution period.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (2) Cash flows                                   X
                    received and the
                    sources thereof for                              (MONTHLY
                    distributions, fees                              STATEMENTS TO
                    and expenses.                                    CERTIFICATEHOLDERS)
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (3) Calculated                                   X
                    amounts and
                    distribution of the                              (MONTHLY
                    flow of funds for                                STATEMENTS TO
                    the period itemized                              CERTIFICATEHOLDERS)
                    by type and priority
                    of payment,
                    including:


                                                                O-1

                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                             (i) Fees or                             X
                    expenses accrued and
                    paid, with an                                    (MONTHLY
                    identification of                                STATEMENTS TO
                    the general purpose                              CERTIFICATEHOLDERS)
                    of such fees and the
                    party receiving such
                    fees or expenses.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                             (ii)                                    X
                    Payments accrued or
                    paid with respect to                             (MONTHLY
                    enhancement or other                             STATEMENTS TO
                    support identified                               CERTIFICATEHOLDERS)
                    in Item 1114 of
                    Regulation AB (such
                    as insurance
                    premiums or other
                    enhancement
                    maintenance fees),
                    with an
                    identification of
                    the general purpose
                    of such payments and
                    the party receiving
                    such payments.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                             (iii)                                   X
                    Principal, interest
                    and other                                        (MONTHLY
                    distributions                                    STATEMENTS TO
                    accrued and paid on                              CERTIFICATEHOLDERS)
                    the asset-backed
                    securities by type
                    and by class or
                    series and any
                    principal or
                    interest shortfalls
                    or carryovers.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                             (iv) The amount                         X
                    of excess cash flow or
                    excess spread and the                            (MONTHLY
                    disposition of                                   STATEMENTS TO
                    excess cash flow.                                CERTIFICATEHOLDERS)
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (4) Beginning and ending                         X
                    principal balances of the
                    asset-backed securities.                         (MONTHLY
                                                                     STATEMENTS TO
                                                                     CERTIFICATEHOLDERS)



                                                                O-2

                                                      MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    (5) Interest rates                               X
                    applicable to the
                    pool assets and the                              (MONTHLY
                    asset-backed                                     STATEMENTS TO
                    securities, as                                   CERTIFICATEHOLDERS)
                    applicable. Consider
                    providing interest
                    rate information for
                    pool assets in
                    appropriate
                    distributional
                    groups or
                    incremental ranges.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (6) Beginning and                                X
                    ending balances of
                    transaction                                      (MONTHLY
                    accounts, such as                                STATEMENTS TO
                    reserve accounts,                                CERTIFICATEHOLDERS)
                    and material account
                    activity during the
                    period.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (7) Any amounts                                  X
                    drawn on any credit
                    enhancement or other                             (MONTHLY
                    support identified                               STATEMENTS TO
                    in Item 1114 of                                  CERTIFICATEHOLDERS)
                    Regulation AB, as
                    applicable, and the
                    amount of coverage
                    remaining under any
                    such enhancement, if
                    known and applicable.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (8) Number and                                   X                                         Updated
                    amount of pool                                                                             pool
                    assets at the                                    (MONTHLY                                  composition
                    beginning and ending                             STATEMENTS TO                             information
                    of each period, and                              CERTIFICATEHOLDERS)                       fields to
                    updated pool                                                                               be as
                    composition                                                                                specified
                    information, such as                                                                       by
                    weighted average                                                                           Depositor
                    coupon, weighted                                                                           from time
                    average remaining                                                                          to time
                    term, pool factors
                    and prepayment
                    amounts.


                                                                O-3

                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    (9) Delinquency and    X             X           X
                    loss information for
                    the period.

                                                                     STATEMENTS TO
                                                                     CERTIFICATEHOLDERS)
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    In addition,           X
                    describe any
                    material changes to
                    the information
                    specified in Item
                    1100(b)(5) of
                    Regulation AB
                    regarding the pool
                    assets. (methodology)
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (10) Information on    X             X           X
                    the amount, terms
                    and general purpose                              (MONTHLY
                    of any advances made                             STATEMENTS TO
                    or reimbursed during                             CERTIFICATEHOLDERS)
                    the period,
                    including the
                    general use of funds
                    advanced and the
                    general source of
                    funds for
                    reimbursements.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (11) Any material      X             X           X
                    modifications,
                    extensions or                                    (MONTHLY
                    waivers to pool                                  STATEMENTS TO
                    asset terms, fees,                               CERTIFICATEHOLDERS)
                    penalties or
                    payments during the
                    distribution period
                    or that have
                    cumulatively become
                    material over time.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (12) Material          X             X           X                                           X
                    breaches of pool
                    asset                                            (if agreed upon
                    representations or                               by the parties)
                    warranties or
                    transaction
                    covenants.


                                                                O-4

                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    (13) Information on                              X
                    ratio, coverage or
                    other tests used for                             (MONTHLY
                    determining any                                  STATEMENTS TO
                    early amortization,                              CERTIFICATEHOLDERS)
                    liquidation or other
                    performance trigger
                    and whether the
                    trigger was met.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    (14) Informatio                                                                               X
                    regarding any new issuance
                    of asset-backed securities
                    backed by the same asset pool,
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          information      X             X           X                                           X
                          regarding any
                          pool asset
                          changes (other
                          than in
                          connection
                          with a pool
                          asset
                          converting
                          into cash in
                          accordance
                          with its
                          terms), such
                          as additions
                          or removals in
                          connection
                          with a
                          prefunding or
                          revolving
                          period and
                          pool asset
                          substitutions
                          and
                          repurchases
                          (and purchase
                          rates, if
                          applicable),
                          and cash flows
                          available for
                          future
                          purchases,
                          such as the
                          balances of
                          any prefunding
                          or revolving


                                                                O-5

                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                          accounts, if
                          applicable.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Disclose any                                                                           X           X
                          material
                          changes in the
                          solicitation,
                          credit-granting,
                          underwriting,
                          origination,
                          acquisition or
                          pool selection
                          criteria or
                          procedures, as
                          applicable,
                          used to
                          originate,
                          acquire or
                          select the new
                          pool assets.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1121(b) -                                                                               X
                    Pre-Funding or
                    Revolving Period
                    Information

                    Updated pool
                    information as
                    required under Item
                    1121(b).
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            2       LEGAL PROCEEDINGS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1117 - Legal
                    proceedings pending
                    against the following
                    entities, or their
                    respective property, that
                    is material to
                    Certificateholders,
                    including proceedings
                    known to be contemplated
                    by governmental
                    authorities:
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Sponsor (Seller)                                                                                         X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Depositor                                                                                    X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Trustee                                                                         X


                                                                 O-6

                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    Issuing entity                                                                               X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Securities                                       X
                    Administrator
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Originator of 20% or                                                                         X
                    more of pool assets
                    as of the Cut-off
                    Date
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Custodian                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            3       SALES OF SECURITIES
                    AND USE OF PROCEEDS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Information from Item                                                                         X
                    2(a) of Part II of Form
                    10-Q:

                    With respect to any sale
                    of securities by the
                    sponsor, depositor or
                    issuing entity, that are
                    backed by the same asset
                    pool or are otherwise
                    issued by the issuing
                    entity, whether or not
                    registered, provide the
                    sales and use of proceeds
                    information in Item 701
                    of Regulation S-K.
                    Pricing information can
                    be omitted if securities
                    were not registered.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            4       DEFAULTS UPON SENIOR
                    SECURITIES
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Information from Item 3                          X
                    of Part II of Form 10-Q:


                                                                 O-7

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    Report the
                    occurrence of any
                    Event of Default
                    (after expiration of
                    any grace period and
                    provision of any
                    required notice)
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            5       SUBMISSION OF
                    MATTERS TO A VOTE OF
                    SECURITY HOLDERS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Information from                                 X
                    Item 4 of Part II of
                    Form 10-Q
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            6       SIGNIFICANT OBLIGORS
                    OF POOL ASSETS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1112(b) -                                                                               X
                    Significant Obligor
                    Financial
                    Information*
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    *This information need
                    only be reported on the
                    Form 10-D for the
                    distribution period in
                    which updated information
                    is required pursuant to
                    the Item.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            7       SIGNIFICANT
                    ENHANCEMENT PROVIDER
                    INFORMATION
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1114(b)(2) -
                    Credit Enhancement
                    Provider Financial
                    Information*
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Determining                                                                            X
                          applicable
                          disclosure
                          threshold
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Obtaining                                                                              X
                          required
                          financial
                          information or
                          effecting
                          incorporation
                          by reference


                                                                 O-8

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    Item 1115(b) -
                    Derivative
                    Counterparty
                    Financial
                    Information*
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Determining                                                                            X
                          current
                          maximum
                          probable
                          exposure
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Determining                                X
                          current
                          significance
                          percentage
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Notifying                                  X
                          derivative
                          counterparty
                          of
                          significance
                          percentage and
                          requesting
                          required
                          financial
                          information
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Obtaining                                                                              X
                          required
                          financial
                          information or
                          effecting
                          incorporation
                          by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    *This information need
                    only be reported on the
                    Form 10-D for the
                    distribution period in
                    which updated information
                    is required pursuant to
                    the Items.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            8       OTHER INFORMATION
----------- ------- ---------------------- ---------------------------------------------------------------------------------------
                    Disclose any           The Responsible Party for the applicable Form 8-K item as indicated below.
                    information required
                    to be reported on
                    Form 8-K during the
                    period covered by
                    the Form 10-D but
                    not reported
----------- ------- ---------------------- ---------------------------------------------------------------------------------------
            9       EXHIBITS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Distribution report                              X


                                                                 O-9

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    Exhibits required by                                                                         X
                    Item 601 of
                    Regulation S-K, such
                    as material
                    agreements
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
8-K         Must be filed within four business days of an event reportable on
            Form 8-K.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            1.01    ENTRY INTO A
                    MATERIAL DEFINITIVE
                    AGREEMENT
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Disclosure is          X             X           X                                           X           X
                    required regarding
                    entry into or
                    amendment of any
                    definitive agreement
                    that is material to
                    the securitization,
                    even if depositor is
                    not a party.

                    Examples: servicing
                    agreement, custodial
                    agreement.

                    Note: disclosure not
                    required as to
                    definitive
                    agreements that are
                    fully disclosed in
                    the prospectus
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            1.02    TERMINATION OF A       X             X           X                                           X           X
                    MATERIAL DEFINITIVE
                    AGREEMENT
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Disclosure is required
                    regarding termination of
                    any definitive agreement
                    that is material to the
                    securitization (other
                    than expiration in
                    accordance with its
                    terms), even if depositor
                    is not a party.

                                                                 O-10

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    Examples: servicing
                    agreement, custodial
                    agreement.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            1.03    BANKRUPTCY OR
                    RECEIVERSHIP
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Disclosure is          X             X           X                  X                        X           X
                    required regarding
                    the bankruptcy or
                    receivership, if
                    known to the Master
                    Servicer, with
                    respect to any of
                    the following:

                    Sponsor (Seller),
                    Depositor, Master
                    Servicer, affiliated
                    Servicer, other Servicer
                    servicing 20% or more of
                    pool assets at time of
                    report, other material
                    servicers, Certificate
                    Administrator, Trustee,
                    significant obligor,
                    credit enhancer (10% or
                    more), derivatives
                    counterparty, Custodian
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            2.04    TRIGGERING EVENTS
                    THAT ACCELERATE OR
                    INCREASE A DIRECT
                    FINANCIAL OBLIGATION
                    OR AN OBLIGATION
                    UNDER AN OFF-BALANCE
                    SHEET ARRANGEMENT
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Includes an early                    X           X
                    amortization,
                    performance trigger
                    or other event,
                    including event of
                    default, that would
                    materially alter the


                                                                 O-11

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    payment
                    priority/distribution
                    of cash
                    flows/amortization
                    schedule.

                    Disclosure will be made
                    of events other than
                    waterfall triggers which
                    are disclosed in the 6.07
                    statement
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            3.03    MATERIAL
                    MODIFICATION TO
                    RIGHTS OF SECURITY
                    HOLDERS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Disclosure is                                    X                                           X
                    required of any
                    material
                    modification to
                    documents defining
                    the rights of
                    Certificateholders,
                    including the
                    Pooling and
                    Servicing Agreement
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            5.03    AMENDMENTS TO
                    ARTICLES OF
                    INCORPORATION OR
                    BYLAWS; CHANGE IN
                    FISCAL YEAR
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Disclosure is                                                                                X
                    required of any
                    amendment "to the
                    governing documents
                    of the issuing
                    entity"
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            5.06    CHANGE IN SHELL
                    COMPANY STATUS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    [Not applicable to                                                                           X
                    ABS issuers]
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            6.01    ABS INFORMATIONAL
                    AND COMPUTATIONAL
                    MATERIAL
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    [Not included in                                                                             X
                    reports to be filed
                    under Section 3.18]


                                                                 O-12

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
            6.02    CHANGE OF SERVICER
                    OR TRUSTEE
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Requires disclosure    X             X           X                                           X
                    of any removal,
                    replacement,
                    substitution or
                    addition of any
                    master servicer,
                    affiliated servicer,
                    other servicer
                    servicing 10% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers,
                    certificate
                    administrator or
                    trustee.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Reg AB disclosure       X
                    about any new
                    servicer is also
                    required.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Reg AB disclosure                                                               X (TO THE
                    about any new                                                                   EXTENT OF A
                    trustee is also                                                                 NEW TRUSTEE)
                    required.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Reg AB disclosure                                X
                    about any new
                    securities
                    administrator is
                    also required.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            6.03    CHANGE IN CREDIT
                    ENHANCEMENT OR OTHER
                    EXTERNAL SUPPORT [IN
                    THIS TRANSACTION
                    THERE IS NO EXTERNAL
                    ENHANCEMENT OR OTHER
                    SUPPORT.]
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Covers termination                               X                                           X
                    of any enhancement
                    in manner other than
                    by its terms, the
                    addition of an
                    enhancement, or a
                    material change in
                    the enhancement
                    provided.  Applies
                    to external credit
                    enhancements as well
                    as derivatives.


                                                                 O-13

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                    Reg AB disclosure                                X
                    about any new
                    enhancement provider
                    is also required.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            6.04    FAILURE TO MAKE A                                X
                    REQUIRED DISTRIBUTION
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            6.05    SECURITIES ACT
                    UPDATING DISCLOSURE
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    If any material pool                                                                         X
                    characteristic
                    differs by 5% or
                    more at the time of
                    issuance of the
                    securities from the
                    description in the
                    final prospectus,
                    provide updated Reg
                    AB disclosure about
                    the actual asset
                    pool.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    If there are any new                                                                         X
                    servicers or
                    originators required
                    to be disclosed
                    under Regulation AB
                    as a result of the
                    foregoing, provide
                    the information
                    called for in Items
                    1108 and 1110
                    respectively.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            7.01    REGULATION FD          X             X           X                                           X
                    DISCLOSURE
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            8.01    OTHER EVENTS
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Any event, with                                                                              X
                    respect to which
                    information is not
                    otherwise called for
                    in Form 8-K, that
                    the registrant deems
                    of importance to
                    security holders.
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            9.01    FINANCIAL STATEMENTS   The Responsible Party applicable to reportable event.
                    AND EXHIBITS
----------- ------- ---------------------- ---------------------------------------------------------------------------------------
10-K Must be filed within 90 days of the fiscal year end for the registrant.


                                                                 O-14

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
            9B      OTHER INFORMATION
----------- ------- ---------------------- ---------------------------------------------------------------------------------------
                    Disclose any            The Responsible Party for the applicable Form 8-K item as indicateabove.
                    information required
                    to be reported on
                    Form 8-K during the
                    fourth quarter
                    covered by the Form
                    10-K but not
                    reported
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
            15      EXHIBITS AND
                    FINANCIAL STATEMENT
                    SCHEDULES
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1112(b) -                                                                               X
                    Significant Obligor
                    Financial Information
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1114(b)(2) -
                    Credit Enhancement
                    Provider Financial
                    Information
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                         Determining                                                                             X
                         applicable
                         disclosure
                         threshold
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                         Obtaining                                                                               X
                         required
                         financial
                         information or
                         effecting
                         incorporation
                         by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1115(b) -
                    Derivative
                    Counterparty
                    Financial Information
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                         Determining                                                                             X
                         current maximum
                         probable
                         exposure
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                         Determining                                 X
                         current
                         significance
                         percentage
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                          Notifying                                  X
                          derivative
                          counterparty

                                                                 O-15

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- --------------------------------------------------------------------------- ----------- ------------ ----------- -----
                          of
                          significance
                          percentage and
                          requesting
                          required
                          financial
                          information
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                         Obtaining                                                                               X
                         required
                         financial
                         information or
                         effecting
                         incorporation
                         by reference
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1117 - Legal
                    proceedings pending
                    against the
                    following entities,
                    or their respective
                    property, that is
                    material to
                    Certificateholders,
                    including
                    proceedings known to
                    be contemplated by
                    governmental
                    authorities:
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Sponsor (Seller)                                                                                         X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Depositor                                                                                    X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Trustee
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Issuing entity                                                                               X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Securities                                       X
                    Administrator
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Originator of 20% or                                                                         X
                    more of pool assets
                    as of the Cut-off
                    Date
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Custodian                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1119 -
                    Affiliations and
                    relationships
                    between the


                                                                 O-16

                                                          MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN   TRUSTEE      DEPOSITOR   SPONSOR
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    following entities,
                    or their respective
                    affiliates, that are
                    material to
                    Certificateholders:
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Sponsor (Seller)                                                                                         X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Depositor                                                                                    X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Trustee                                                                         X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Securities                                       X
                    Administrator
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Originator                                                                                   X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Custodian                                                           X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Credit                                                                                       X
                    Enhancer/Support
                    Provider
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Significant Obligor                                                                          X
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1122 -            X             X           X                  X
                    Assessment of
                    Compliance with
                    Servicing Criteria
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----
                    Item 1123 - Servicer   X             X
                    Compliance Statement
----------- ------- ---------------------- ------------- ----------- ------------------ ----------- ------------ ----------- -----

                                                                       EXHIBIT P

      ADDITIONAL DISCLOSURE NOTICE

Additional Disclosure Notice

Wells Fargo Bank, N.A. as [Securities Administrator]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - SAMI II 2006-AR8 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 3.18 of the Pooling and Servicing Agreement, dated as of October 1, 2006, among EMC Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and securities administrator, The Bank of New York, as trustee, related to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8. The undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [   ] Disclosure:







List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:



        Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                 [NAME OF PARTY]
                                                  as [role]



                                                          By: __________________
                                                                    Name:
                                                                   Title:

                                   SCHEDULE A

                          SCHEDULE OF STRIKE PRICES AND

                           PROJECTED PRINCIPAL BALANCE

              [Please see Schedule B of the Prospectus Supplement]

                                   SCHEDULE B

                                   [Reserved]

                                   SCHEDULE C

                      COUPON STRIP RESERVE ACCOUNT SCHEDULE

              [Please see Schedule C of the Prospectus Supplement]

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as DEPOSITOR,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                    as PAYING AGENT and CERTIFICATE REGISTRAR

                                       and

                              THE BANK OF NEW YORK,

                               as GRANTOR TRUSTEE








                             GRANTOR TRUST AGREEMENT

                          Dated as of October 31, 2006



             Structured Asset Mortgage Investments II Grantor Trust
                       Mortgage Pass-Through Certificates
                                 Series 2006-AR8

                                TABLE OF CONTENTS

                                                                                                        Page


ARTICLE I       Definitions................................................................................1
ARTICLE II      Conveyance of Underlying Certificates; Original Issuance of Certificates...................9
   Section 2.01 CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE...................................9
   Section 2.02 ACCEPTANCE BY CERTIFICATE REGISTRAR........................................................9
   Section 2.03 SWAP AGREEMENT............................................................................10
   Section 2.04 REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR...................................10
ARTICLE III       Accounts................................................................................12
   Section 3.01 DISTRIBUTION ACCOUNT......................................................................12
   Section 3.02 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.........................12
ARTICLE IV        Certificates............................................................................13
   Section 4.01 CERTIFICATES..............................................................................13
   Section 4.02 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.........................................16
   Section 4.03 PERSONS DEEMED OWNERS.....................................................................16
   Section 4.04 ERISA RESTRICTIONS........................................................................16
   Section 4.05 APPOINTMENT OF CERTIFICATE REGISTRAR AND PAYING AGENT.....................................17
ARTICLE V         Payments to Certificateholders..........................................................18
   Section 5.01 DISTRIBUTIONS ON THE CERTIFICATES.........................................................18
   Section 5.02 ALLOCATION OF LOSSES......................................................................18
   Section 5.03 PAYMENTS..................................................................................19
   Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS..........................................................19
ARTICLE VI        Indemnification.........................................................................21
   Section 6.01 INDEMNIFICATION OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR....21
ARTICLE VII       Concerning the Grantor Trustee, the Paying Agent and the Certificate Registrar..........22
   Section 7.01 DUTIES OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR.............22
   Section 7.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE
                CERTIFICATE REGISTRAR.....................................................................23
   Section 7.03 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR NOT LIABLE FOR
                CERTIFICATES OR MORTGAGE LOANS............................................................25
   Section 7.04 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR MAY OWN CERTIFICATES..............25
   Section 7.05 EXPENSES..................................................................................25
   Section 7.06 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR......26
   Section 7.07 INSURANCE.................................................................................26


                                       i

                                                                                                        Page


   Section 7.08 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE, THE PAYING AGENT OR THE
                CERTIFICATE REGISTRAR.....................................................................26
   Section 7.09 SUCCESSOR GRANTOR TRUSTEE, SUCCESSOR PAYING AGENT AND SUCCESSOR CERTIFICATE REGISTRAR.....27
   Section 7.10 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE, PAYING AGENT OR CERTIFICATE REGISTRAR.........28
   Section 7.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.............................28
   Section 7.12 FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS;
                GRANTOR TRUST ADMINISTRATION..............................................................29
ARTICLE VIII      Termination.............................................................................31
   Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR
                LIQUIDATION OF THE MORTGAGE LOANS.........................................................31
ARTICLE IX        Miscellaneous Provisions................................................................32
   Section 9.01 INTENT OF PARTIES.........................................................................32
   Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS.........................................................32
   Section 9.03 AMENDMENT.................................................................................32
   Section 9.04 RECORDATION OF AGREEMENT..................................................................33
   Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS................................................33
   Section 9.06 ACTS OF CERTIFICATEHOLDERS................................................................34
   Section 9.07 GOVERNING LAW.............................................................................35
   Section 9.08 NOTICES...................................................................................35
   Section 9.09 SEVERABILITY OF PROVISIONS................................................................36
   Section 9.10 SUCCESSORS AND ASSIGNS....................................................................36
   Section 9.11 ARTICLE AND SECTION HEADINGS..............................................................36
   Section 9.12 COUNTERPARTS..............................................................................36
   Section 9.13 NOTICE TO RATING AGENCIES.................................................................36
   Section 9.14 ENFORCEMENT OF RIGHTS.....................................................................36

                                    EXHIBITS

Exhibit A - Form of Class A-1B, Class A-4B and Class A-4C Certificates Exhibit B - Copies of Underlying Certificates
Exhibit C - Swap Agreements
Exhibit D - Underlying Pooling and Servicing Agreement

                             GRANTOR TRUST AGREEMENT

         Grantor Trust Agreement, dated October 31, 2006, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar"), and The Bank of New York, not in its individual capacity but solely as grantor trustee (the "Grantor Trustee").

                              PRELIMINARY STATEMENT

         On the Closing Date, the Depositor will acquire the Underlying Certificates. On the Closing Date, the Depositor will transfer the Underlying Certificates and receive the Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         The Grantor Trustee on behalf of the Trust shall make an election for the assets constituting the Trust Fund to be treated for federal income tax purposes as a grantor trust.

         In consideration of the mutual agreements herein contained, the Depositor, the Paying Agent, the Certificate Registrar and the Grantor Trustee agree as follows:

                                   ARTICLE I

                                   Definitions

         Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Underlying Pooling and Servicing Agreement.

         Additional Swap Counterparty Payments: With respect to any Swap Agreement and Distribution Date, any termination payments to be made to the Swap Counterparty pursuant to the terms of the related Swap Agreement as a result of a related Swap Counterparty Default, as calculated by the Swap Counterparty and reported to the Paying Agent.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Grantor Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Grantor Trustee has actual knowledge to the contrary.

         Agreement: This Grantor Trust Agreement and all amendments hereof and supplements hereto.

         Assumed Final Distribution Date: October 25, 2036, or if such day is not a Business Day, the next succeeding Business Day.

         Available Funds: With respect to any Class of Certificates and Distribution Date, the sum of (i) any payments received by the Paying Agent with respect to the related Class of Underlying Certificates and (ii) any payments received by the Paying Agent from or with respect to the Swap Counterparty, the related Class of Certificates or the related Swap Agreement, following the payment of such Class' pro rata share of amounts to reimburse the Grantor Trustee, the Paying
Agent and the Certificate Registrar for their related reimbursable expenses as set forth herein.

         Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. ss.ss. 101-1330.

         Book-Entry Certificates:  The Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Grantor Trustee, the Master Servicer, any Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

         Certificate: Any Class A-1B, Class A-4B or Class A-4C Certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Grantor Trustee and countersigned by the Certificate Registrar in substantially the form annexed hereto as Exhibit A, with the blanks therein appropriately completed.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of DTC or its nominee.

         Certificate Principal Balance: With respect to any Certificate as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, reduced by (i) all amounts allocable to principal previously distributed with respect to such Certificate and (ii) the principal portion of all Underlying Realized Losses allocated prior to such Distribution Date to such Certificate (indirectly, through the related Class of Underlying Certificates). With respect to a Class of Certificates in the aggregate, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates of such Class. With respect to the Certificates in the aggregate, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates.

         Certificate Register:  The register maintained pursuant to
Section 4.02.

         Certificate Registrar: Wells Fargo Bank, National Association, or its successor in interest, or any successor certificate registrar appointed as herein provided.

         Certificateholder:  A Holder of a Certificate.

         Class:  With respect to the Certificates, A-1B, A-4B and A-4C.

         Closing Date:  October 31, 2006.

         Code:  The Internal Revenue Code of 1986, as amended.

         Corporate Trust Office: With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 44579, Attention: Corporate Trust, SAMI II Series 2006-AR8, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045),
Attention: Corporate Trust, SAMI II Series 2006-AR8.

         Cut-Off Date:  October 1, 2006.

         Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

         Distribution Account: The trust account or accounts created and maintained pursuant to Section 3.01, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent for the benefit of the holders of Structured Asset Mortgage Investments II Trust 2006-AR8, Structured Asset Mortgage Investments II Grantor Trust, Mortgage Pass-Through Certificates, Series 2006-AR8 - Grantor Trust Distribution Account."

         Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

         DTC Agreement: The meaning specified in Subsection 4.01(a) hereof.

         DTC Custodian: The Certificate Registrar, or its successor in interest as custodian for DTC.

         DTC Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Fractional Undivided Interest: With respect to the Certificates, the fractional undivided interest evidenced by any Certificate, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balances of all such Certificates.

         Freddie Mac: Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or any successor thereto.

         Grantor Trustee: The Bank of New York, or its successor in interest, or any successor grantor trustee appointed as herein provided.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 9.03(b) and 9.06(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Paying Agent, the Certificate Registrar or the Grantor Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Paying Agent, the Certificate Registrar, the Grantor Trustee and their respective officers, directors, agents and employees and any separate grantor trustee or co-grantor trustee and their respective officers, directors, agents and employees.

         Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor and of any Affiliate of the Depositor, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of the Depositor and (c) is not connected with the Depositor or any Affiliate of the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Interest Accrual Period: With respect to the Certificates, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date.

         Interest Distribution Amount: For each Class of Certificates and any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, less any related Underlying Interest Shortfall allocated thereto in accordance with this Agreement (as a result of any related Underlying Interest Shortfalls allocated to the related Class of Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement). Interest on each Class of Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         LIBOR: LIBOR as determined by the Underlying Securities Administrator pursuant to the Underlying Pooling and Servicing Agreement.

         Moody's:  Moody's Investors Service, Inc. or its successor in interest.

         One-Month LIBOR: One-Month LIBOR as determined by the Underlying Securities Administrator pursuant to the Underlying Pooling and Servicing Agreement.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Grantor Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Depositor.

         Optional Termination Date: Any Distribution Date on or after which the Scheduled Principal Balance (as such term is defined in the Underlying Pooling and Servicing Agreement, and before giving effect to distributions to be made on such Distribution Date) of the Underlying Mortgage Loans is less than or equal to 10% of the Cut-off Date Balance (as such term is defined in the Underlying Pooling and Servicing Agreement).

         Pass-Through Rate: With respect to each Class of Certificates and any Distribution Date, the per annum rate equal to (1) One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, (2) One-Month LIBOR plus 0.160% per annum, in the case of the Class A-4B Certificates, and (3) the least of (i) One-Month LIBOR plus initially, 0.240% per annum or, on each Distribution Date after the Optional Termination Date, 0.480% per annum, (ii) 10.50% per annum and (iii) the applicable Net Rate Cap (as such term is defined in the Underlying Pooling and Servicing Agreement), in the case of the Class A-4C Certificates, in each case calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Paying Agent. Wells Fargo Bank, National Association, or its successor-in-interest, or any successor paying agent appointed as herein provided.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Rating Agencies:  S&P and Moody's.

         Record Date: With respect to the Certificates, the Business Day preceding the applicable Distribution Date.

         Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., and its successor in interest.

         Swap Agreement: With respect to each Class of Certificates, the ISDA Master Agreement and Confirmation relating to such Class, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee.

         Swap Counterparty: Bear Stearns Capital Markets, Inc., or any successor swap counterparty appointed in accordance with the related Swap Agreement.

         Swap Counterparty Default: With respect to any Swap Agreement, a Swap Early Termination where the Swap Counterparty is either the Defaulting Party or the Affected Party (each as defined in the related Swap Agreement).

         Swap Counterparty Payment: (A) In the case of the related Swap Agreement with respect to the Class A-1B and Class A-4B Certificates, respectively, an amount on a Distribution Date, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to the sum of:

                  (i) the product of the aggregate Certificate Principal Balance of the related Class of Underlying Certificates as of the close of business on the Distribution Date immediately prior to the related Distribution Date and 0.080% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months for an interest accrual period relating to the related Class of Underlying Certificates);

                  (ii) any Basis Risk Shortfall Carry Forward Amount paid to the related Class of Underlying Certificates from the Basis Risk Reserve Fund on the related Distribution Date;

                  (iii) the sum of (x) amounts paid to the related Class of Underlying Certificates on such Distribution Date in respect of Net Deferred Interest allocated to the related Class of Underlying Certificates on prior Distribution Dates, and (y) the product of (a) the aggregate Net Deferred Interest allocated to the related Class of Underlying Certificates prior to such Distribution Date and unpaid as of such Distribution Date and (b) the Pass-Through Rate for the related Class of Underlying Certificates; and

                  (iv) the amount of any amounts payable to the related Class of Underlying Certificates under the related Cap Contract on such Distribution Date.

         (B) In the case of the Swap Agreement with respect to the Class A-4C Certificates, an amount on a Distribution Date, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to:

                  the sum of (x) amounts paid to the related Class of Underlying Certificates on such Distribution Date in respect of Net Deferred Interest allocated to the related Class of Underlying Certificates on prior Distribution Dates, and (y) the product of (a) the aggregate Net Deferred Interest allocated to the related Class of Underlying Certificates prior to such Distribution Date and unpaid as of such Distribution Date and (b) the Pass-Through Rate for the related Class of Underlying Certificates.

         Swap Early Termination: With respect to any Swap Agreement, an early termination of such Swap Agreement in connection with either a default by the Swap Counterparty or the Grantor Trust or the occurrence of a termination event under such Swap Agreement.

         Swap Grantor Trust Payment: (A) In the case of the related Swap Agreement with respect to the Class A-1B and Class A-4B Certificates, respectively, an amount on a Distribution Date, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to interest accrued (calculated on the basis of a 360-day year consisting of twelve 30-day months for an interest accrual period relating to the related Underlying Certificates), on the balance equal to the Certificate Principal Balance of the related Underlying Certificates as of the close of business on the Distribution Date immediately prior to the related Distribution Date, at a rate equal to the following:

                  (i) if (A) each of (1) 10.50% per annum and (2) One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, and 0.160% per annum, in the case of the Class A-4B Certificates, as applicable, exceeds (B) the weighted average of the net rates on the mortgage loans, then the rate shall equal the related excess of (A)(2) over (B); and

                  (ii) if each of the weighted average of the net rates on the mortgage loans and One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, and 0.160% per annum, in the case of the Class A-4B Certificates, as applicable, exceeds 10.50% per annum, then the rate shall equal the excess of (X) One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, and 0.160% per annum, in the case of the Class A-4B Certificates, as applicable, over
         (Y) 10.50% per annum.

         (B) In the case of the Swap Agreement with respect to the Class A-4C Certificates, an amount on a Distribution Date, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to the amount of Net Deferred Interest allocated to the related Underlying Certificates on such distribution date.

         Swap Net Payment: With respect to each Swap Agreement and any Distribution Date, an amount, calculated in each case with respect to such Swap Agreement, equal to the difference between the related Swap Counterparty Payment on the such Distribution Date and the related Swap Grantor Trust Payment on such Distribution Date, and which is payable on such Distribution Date (i) by the Swap Counterparty to the Grantor Trust if the related Swap Grantor Trust Payment is greater than the related Swap Counterparty Payment or (ii) by the Grantor Trust to the Swap Counterparty if the related Swap Counterparty Payment is greater than the related Swap Grantor Trust Payment.

         Swap Termination Event: With respect to any Swap Agreement, a default by the Swap Counterparty of its obligations under the related Swap Agreement.

         Swap Termination Payment: With respect to any Swap Agreement, amounts payable to the Swap Counterparty (other than any related Additional Swap Counterparty Payments) in connection with a related Swap Early Termination pursuant to Section 6(e) of the ISDA Master Agreement as provided in the related Swap Agreement.

         Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Underlying Certificates, the Swap Agreements and the other assets described in Section 2.01.

         Underlying Certificate Registrar: Wells Fargo Bank, National Association, as certificate registrar under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor certificate registrar appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Certificates: The Class A-1B, Class A-4B and Class A-4C Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

         Underlying Certificates Remittance Report: The remittance report provided to the Holders of the Underlying Certificates in accordance with
Section 6.04 of the Underlying Pooling and Servicing Agreement.

         Underlying Interest Shortfalls: With respect to each Class of Certificates, any Net Interest Shortfall and shortfalls resulting from the application of the Relief Act and the interest portion of Realized Losses (as each such term is defined in the Underlying Pooling and Servicing Agreement) allocated to the related Class of Underlying Certificates pursuant to Section 6.01(a)(i) of the Underlying Pooling and Servicing Agreement.

         Underlying Mortgage Loans: The mortgage loans deposited into the Underlying Trust created by the Underlying Pooling and Servicing Agreement.

         Underlying Paying Agent: Wells Fargo Bank, National Association, as paying agent under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor paying agent appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Pooling and Servicing Agreement: The Pooling and Servicing Agreement dated as of October 1, 2006, attached hereto as Exhibit D.

         Underlying Realized Losses: Any Realized Losses on the Mortgage Loans allocated to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement.

         Underlying Securities Administrator: Wells Fargo Bank, National Association, as securities administrator under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor securities administrator appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Trust: The corpus of the trust created by the Underlying Pooling and Servicing Agreement.

         Underlying Trustee: The Bank of New York, as trustee under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor trustee appointed as provided in the Underlying Pooling and Servicing Agreement.

                                   ARTICLE II

                     Conveyance of Underlying Certificates;
                        Original Issuance of Certificates

         Section 2.01 CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Grantor Trustee, in trust, for the use and benefit of the Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Certificates, (ii) all distributions on the Underlying Certificates after the Closing Date and (iii) all other assets constituting the Trust Fund.

         In connection with such transfer and assignment, the Depositor is causing the delivery of the Underlying Certificates to the Securities Administrator on behalf of the Grantor Trustee.

         It is intended by the Depositor that the conveyance of the Depositor's right, title and interest in and to the Underlying Certificates and all other assets constituting the Trust Fund pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee for the benefit of the Certificateholders. Furthermore, it is not intended by the Depositor that such conveyance be deemed a pledge of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates and the other assets constituting the Trust Fund are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates and the other assets constituting the Trust Fund, then it is intended by the Depositor as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Grantor Trustee of a security interest in all of the Depositor's right, title and interest in and to the Underlying Certificates, and all amounts payable to the holders of the Underlying Certificates and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Grantor Trustee (or its agent, providing that the agent authenticates a record acknowledging that it holds possession for the benefit of the Grantor Trustee) of the Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-313 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Grantor Trustee for the purpose of perfecting such security interest under applicable law. It is also intended that the Trust Fund be classified (for Federal tax purposes) as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

         Section 2.02 ACCEPTANCE BY CERTIFICATE REGISTRAR. The Certificate Registrar hereby acknowledges the receipt by it of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates and all other assets and documents included in the Trust Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement.

         Section 2.03 SWAP AGREEMENTS. On the Closing Date, the Grantor Trustee shall enter into each of the Swap Agreements with the Swap Counterparty.

         Section 2.04 REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

                  (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment to the Paying Agent, each Underlying Certificate was not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Underlying Certificate to the Grantor Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                                  ARTICLE III

                                    Accounts

         Section 3.01 DISTRIBUTION ACCOUNT.

         (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. The Paying Agent will deposit in the Distribution Account any amounts paid to the Grantor Trust by the Underlying Trust to or with respect to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement and any amounts paid to the Grantor Trust pursuant to the Swap Agreements.

         (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent). The amount at any time credited to the Distribution Account shall be uninvested.

         Section 3.02 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.

         (a) The Paying Agent may clear and terminate the Distribution Account pursuant to Section 8.01(d) and remove amounts from time to time deposited in error into the Distribution Account.

         (b) On an ongoing basis, the Paying Agent shall withdraw from the Distribution Account any expenses, disbursements and advances recoverable by the Grantor Trustee, the Paying Agent and the Certificate Registrar pursuant to
Section 7.05 and any amounts payable as indemnification pursuant to Section
6.01.

         (c) On each Distribution Date, the Paying Agent shall pay the related amount distributable to the Swap Counterparty and the Holders of the Certificates in accordance with Section 5.01 from related Available Funds in the Distribution Account.

                                   ARTICLE IV

                                  Certificates

         Section 4.01 CERTIFICATES.

         (a) DTC and the Depositor have entered into a Depository Agreement dated as of October 31, 2006 (the "DTC Agreement"). The Certificates shall at all times remain registered in the name of DTC or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to DTC; (ii) ownership and transfers of registration of such Certificates on the books of DTC shall be governed by applicable rules established by DTC; (iii) DTC may collect its usual and customary fees, charges and expenses from its DTC Participants; (iv) the Certificate Registrar shall deal with DTC as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for, and votes of, such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Paying Agent, the Grantor Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by DTC with respect to its DTC Participants.

         All transfers by Certificate Owners of the Book-Entry Certificates shall be made in accordance with the procedures established by the DTC Participant or brokerage firm representing such Certificate Owners. Each DTC Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC's normal procedures.

         (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that DTC is no longer willing or able to properly discharge its responsibilities under the DTC Agreement and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days thereafter or (ii) the Depositor at its option advises the Certificate Registrar in writing that it elects to terminate the book-entry system through DTC, the Certificate Registrar shall request that DTC notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Certificates by DTC, accompanied by registration instructions from DTC for registration, the Grantor Trustee shall issue and sign, and the Certificate Registrar shall countersign, the definitive Certificates. Neither of the Depositor, the Paying Agent, the Certificate Registrar nor the Grantor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) The Certificates shall have the following designation and initial principal amount:

         Designation               Initial Principal Amount
         --------------------------------------------------
         A-1B                      $341,380,000
         --------------------------------------------------
         A-4B                      $48,770,000
         --------------------------------------------------
         A-4C                      $156,058,000

         The Certificates shall have the Pass-Through Rate as defined herein.

         (d) With respect to each Distribution Date, the Certificates shall accrue interest during the related Interest Accrual Period. Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, based upon the Pass-Through Rate set forth above and the Certificate Principal Balance of the Certificates applicable to such Distribution Date.

         (e) The Certificates shall be substantially in the form set forth in Exhibit A. On original issuance, the Grantor Trustee shall sign the Certificates, and the Certificate Registrar shall countersign the Certificates, and the Certificate Registrar shall deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates, the Grantor Trustee may sign, and the Certificate Registrar may countersign, temporary Certificates that are printed, lithographed or typewritten, in authorized denominations, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Certificate Registrar, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver in exchange therefor, a like aggregate principal amount, in authorized denominations, of definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (f) The Book-Entry Certificates will be registered as a single Certificate held by a nominee of DTC or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of DTC in minimum denominations of $1,000 and increments of $1.00 in excess thereof. On the Closing Date, the Grantor Trustee shall execute the Certificate, and the Certificate Registrar shall countersign the Certificate, in the entire Certificate Principal Balance of the Certificates. The Grantor Trustee shall sign, and the Certificate Registrar shall countersign, the Certificates by facsimile or manual signature on behalf of the Grantor Trustee or the Certificate Registrar, as applicable, by one of its authorized signatories, who shall be a Responsible Officer of the Grantor Trustee or the Certificate Registrar, as applicable, or its agent. A Certificate bearing the manual or facsimile signature of an individual who was an authorized signatory of the Grantor Trustee or the Certificate Registrar, as applicable, or its agent at the time of issuance shall bind the Grantor Trustee or the Certificate Registrar, as applicable, notwithstanding that such individual has ceased to hold such position prior to the delivery of such Certificate.

         (g) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar, or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Subsection 4.01(a), upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like aggregate Fractional Undivided Interest, but bearing a different number.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Certificate Registrar in writing. Whenever any Certificates are so surrendered for exchange, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.

         (d) If either the Grantor Trustee or the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Grantor Trustee or the Certificate Registrar, as applicable duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (e) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar, the Grantor Trustee and the Paying Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (f) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

         (g) The following legend shall be placed on the Certificates, whether upon original issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE CERTIFICATE REGISTRAR AND THE PAYING AGENT WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY AND THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR AND THE UNDERLYING SECURITIES ADMINISTRATOR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL

         NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION
         UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

         Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as it may require to save it harmless, and (iii) the Grantor Trustee, the Paying Agent or the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 4.03, the Grantor Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee, the Paying Agent and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever. Neither the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar nor any agent of the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 4.05 ERISA RESTRICTIONS.

         (a) Subject to the provisions of subsection (b), no Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and
Section 4975 of the Code, unless the proposed transferee provides the Grantor Trustee, the Paying Agent and the Certificate Registrar with an Opinion of Counsel addressed to the Grantor Trustee, the Master Servicer, the Paying Agent, the Certificate Registrar and the Underlying Securities Administrator (and upon which they may rely) which is satisfactory to the Grantor Trustee, the Master Servicer, the Underlying

Securities Administrator, the Paying Agent and the Certificate
Registrar, which opinion will not be at the expense of the Grantor Trustee, the Master Servicer, the Paying Agent, the Certificate Registrar or the Underlying Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Underlying Securities Administrator, the Underlying Trustee, the Paying Agent, the Certificate Registrar or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement.

         (b) Any Person acquiring an interest in a Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Grantor Trustee, the Paying Agent and the Certificate Registrar that either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption ("PTE"), including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the Depositor, the Master Servicer, the Underlying Securities Administrator, the Underlying Trustee, the Paying Agent, the Certificate Registrar or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement. None of the Grantor Trustee, the Certificate Registrar or the Paying Agent will be required to monitor, determine or inquire as to compliance with the foregoing transfer restrictions and none of such Persons shall have any liability for the transfer of any Book-Entry Certificates made in violation of the transfer restrictions set forth herein.

         Section 4.06 APPOINTMENT OF CERTIFICATE REGISTRAR AND PAYING AGENT.

         Wells Fargo Bank, National Association shall act as the initial Certificate Registrar and the initial Paying Agent. Each of the Certificate Registrar and the Paying Agent may resign or be removed, and a successor Certificate Registrar or successor Paying Agent, as applicable, may be appointed, as set forth in Article VII.

                                   ARTICLE V

                         Payments to Certificateholders

         Section 5.01 DISTRIBUTIONS ON THE CERTIFICATES.

         (a) Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in November 2006, in an aggregate amount equal to the aggregate Available Funds for such Distribution Date. On each Distribution Date, the Available Funds shall be distributed as follows:

                  (i) FIRST, from Available Funds with respect to each respective Class of Certificates, to the Swap Counterparty, the related Swap Counterparty Payment (if any) and any related Swap Termination Payments in each case with respect to the related Swap Agreement and such Distribution Date;

                  (ii) SECOND, from the remaining related Available Funds, to each related Class of Certificates, the Interest Distribution Amount for each such Class and Distribution Date;

                  (iii) THIRD, from the remaining related Available Funds, to each related Class of Certificates, the related Interest Distribution Amount, if any, owed to each such Class pursuant to clause SECOND above, and remaining undistributed from previous Distribution Dates;

                  (iv) FOURTH, from the remaining related Available Funds, to each related Class of Certificates, any principal distributions received from the related Underlying Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of each such Class has been reduced to zero; and

                  (v) FIFTH, from the remaining related Available Funds, to the Swap Counterparty, any related Additional Swap Counterparty Payments.

         (b) No Interest Distribution Amount will be payable with respect to the Certificates after the Distribution Date on which the Certificate Principal Balance of the Certificates has been reduced to zero.

         Section 5.02 ALLOCATION OF LOSSES.

         (a) On or prior to each Determination Date, the Paying Agent, based solely upon information provided to it and calculations with respect thereto conducted by the Underlying Securities Administrator pursuant to Section
6.04 of the Underlying Pooling and Servicing Agreement, shall determine the amount of any Underlying Realized Losses on the Mortgage Loans to be allocated to each Class of Underlying Certificates (and, correspondingly, to the related Class of Certificates).

         (b) With respect to any Certificates on any Distribution Date, the principal portion of each Underlying Realized Loss allocated to a Class of Underlying Certificates (and, correspondingly, to the related Class of Certificates) shall be allocated to each related Class of Certificates until the respective Certificate Principal Balance thereof has been reduced to zero.

         Section 5.03 PAYMENTS.

         (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to the Certificates, based solely on information provided to the Paying Agent and calculations with respect thereto conducted by the Underlying Securities Administrator and the Swap Counterparty. The Paying Agent shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent, on or before the fifth Business Day preceding the related Record Date, of written instructions from a Certificateholder, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of the Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final payment.

         Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS.

         (a) Concurrently with each distribution to Certificateholders, the Paying Agent shall make available via the Paying Agent's internet website as set forth below, all of the information contained in the Underlying Certificates Remittance Report and the following:

                  (i) the respective Pass-Through Rates on each of the Underlying Certificates and the Certificates;

                  (ii) the respective amounts of any interest distributions made to each of the Underlying Certificates and the Certificates;

                  (iii) the respective amounts of any principal distributions made to each of the Underlying Certificates and the Certificates;

                  (iv) the amount of any payments of Basis Risk Shortfall Carry Forward Amounts made by the Basis Risk Reserve Fund to the Underlying Certificates;

                  (v) the amount of any Underlying Realized Loss allocated to the Underlying Certificates;

                  (vi) the amount of any related Swap Grantor Trust Payments made to the Swap Counterparty by the Trust; and

                  (vii) the amount of any related Swap Counterparty Payments made to the Trust by the Swap Counterparty.

         The Paying Agent may make available each month, to any interested party, the monthly statement to Certificateholders via the Paying Agent's website initially located at www.ctslink.com. Assistance in using the website can be obtained by calling the Paying Agent's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Paying Agent shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Paying Agent shall provide timely and adequate written notification to all parties regarding any such change.

         (b) By March 30 of each year beginning in 2007, the Paying Agent will furnish such report to the Swap Counterparty and each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii), (a)(iii) and
(a)(iv) above with respect to the Certificates, and at the request of the Holders, any other amounts which would enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent to the Swap Counterparty and such Holders pursuant to the requirements of the Code.

                                   ARTICLE VI

                                 Indemnification

         Section 6.01 INDEMNIFICATION OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR. The Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, the Swap Agreements and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance or non-performance of duties hereunder or by reason of such Indemnified Person's reckless disregard of obligations and duties hereunder. Any amounts payable to an Indemnified Person as set forth herein shall be paid by the Paying Agent to such Indemnified Person from the Distribution Account. This indemnity shall survive the resignation or removal of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and the termination of this Agreement.

                                   ARTICLE VII

      Concerning the Grantor Trustee, the Paying Agent and the Certificate
                                   Registrar

         Section 7.01 DUTIES OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR.

         (a) Each of the Grantor Trustee, the Paying Agent and the Certificate Registrar undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of such Person.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, pursuant to any provision of this Agreement, the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that none of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from related Available Funds in the Distribution Account as provided in Section 5.01 herein based on a report prepared by the Underlying Securities Administrator with respect to such distributions.

         (d) No provision of this Agreement shall be construed to relieve the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) The duties and obligations of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall be determined solely by the express provisions of this Agreement, none of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and, in the absence of bad faith on the part of the Grantor Trustee, the Paying Agent or the Certificate Registrar, the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and conforming to the requirements of this Agreement;

                  (ii) None of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, unless it shall be proved that the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, was negligent in ascertaining the pertinent facts;

                  (iii) None of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or exercising any trust or other power conferred upon the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, under this Agreement;

                  (iv) The Paying Agent shall not in any way be liable by reason of any insufficiency in the Distribution Account unless it is determined by a court of competent jurisdiction that the Paying Agent's negligence, negligent failure to act or willful misconduct was the primary cause of such insufficiency (except to the extent that the Paying Agent is obligor and has defaulted thereon); and

                  (v) Anything in this Agreement to the contrary notwithstanding, in no event shall the Grantor Trustee, the Paying Agent or the Certificate Registrar be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Grantor Trustee, the Paying Agent or the Certificate Registrar has been advised of the likelihood of such loss or damage and regardless of the form of action.

         None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) All funds received by the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited by the Paying Agent.

         (f) Except for those actions that the Grantor Trustee, the Paying Agent or the Certificate Registrar is required expressly to take hereunder, none of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         (g) Each of the parties hereby acknowledges and agrees to facilitate compliance with the provisions of Regulation AB, as set forth in
Section 3.19 of the Underlying Pooling and Servicing Agreement.

         Section 7.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR. Except as otherwise provided in Section 7.01:

                  (i) The Grantor Trustee, the Paying Agent and the Certificate Registrar may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor, the Master Servicer, the Underlying Securities Administrator or the Underlying Trustee, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Grantor Trustee, the Paying Agent and the Certificate Registrar may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                  (iii) None of the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, and shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Grantor Trustee, the Paying Agent and the Certificate Registrar, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (iv) None of the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) None of the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, reasonably assured to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, by the security afforded to it by the terms of this Agreement. The Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid pro rata by the Certificateholders requesting the investigation;

                  (vi) The Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may (to the extent it is authorized hereunder to so execute or perform) execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through its Affiliates, agents or attorneys. The Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall not be liable or responsible for the misconduct or negligence of any agent or attorney of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, appointed hereunder by the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, with due care;

                  (vii) Should the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, deem the nature of any action required on its part, other than a payment or transfer under
         Section 3.02 or Section 5.01, to be unclear, the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

                  (viii) The right of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall not be accountable for other than its negligence, bad faith, negligent failure to act or willful misconduct in the performance of any such act; and

                  (ix) None of the Certificate Registrar, the Paying Agent and the Grantor Trustee shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

         Section 7.03 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature of the Grantor Trustee, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and none of the Paying Agent, the Certificate Registrar and the Grantor Trustee shall have any responsibility for their correctness. None of the Certificate Registrar, the Paying Agent and the Grantor Trustee makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Grantor Trustee, and the countersignature of the Certificate Registrar, on the Certificates). The Grantor Trustee's signature on the Certificates shall be solely in its capacity as Grantor Trustee, and shall not constitute the Certificates an obligation of the Grantor Trustee in any other capacity. The Certificate Registrar's countersignature on the Certificates shall be solely in its capacity as Certificate Registrar, and shall not constitute the Certificates an obligation of the Certificate Registrar in any other capacity. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Underlying Certificates. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall be responsible for the legality, sufficiency or validity of this Agreement, the Swap Agreements or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance by any Person other than it, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 7.04 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR MAY OWN CERTIFICATES. Each of the Grantor Trustee, the Paying Agent and the Certificate Registrar, respectively, in its individual capacity or in any capacity other than as Grantor Trustee, Paying Agent and Certificate Registrar, respectively, hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee, Paying Agent and Certificate Registrar, respectively, and may otherwise deal with the parties hereto.

         Section 7.05 EXPENSES. The Grantor Trustee, the Paying Agent or the Certificate Registrar, and any director, officer, employee or agent of such party, will be entitled to recover from the Distribution Account pursuant to
Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances of such party in connection with any event of default or breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by such party in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence, negligent failure to act, or intentional misconduct or which is the responsibility of the

Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, such party shall recover such expenses, disbursements and advances from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 7.06 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR. The Grantor Trustee, the Paying Agent and the Certificate Registrar, and any successor Grantor Trustee, successor Paying Agent and successor Certificate Registrar, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, $50,000,000, subject to supervision or examination by federal or state authority and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar other than pursuant to Section 7.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Grantor Trustee, the Paying Agent or the Certificate Registrar publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee, the Paying Agent or the Certificate Registrar shall cease to be eligible in accordance with the provisions of this Section 7.06, the Grantor Trustee, the Paying Agent or the Certificate Registrar shall resign immediately in the manner and with the effect specified in Section 7.08.

         Section 7.07 INSURANCE. Each of the Grantor Trustee, the Certificate Registrar and the Paying Agent, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Grantor Trustee, the Certificate Registrar or the Paying Agent as to such party's compliance with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 7.08 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE, THE PAYING AGENT OR THE CERTIFICATE REGISTRAR.

         (a) Subject to the terms of this Agreement, any of the Grantor Trustee, the Certificate Registrar or the Paying Agent may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be and the successor Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be. If no successor Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be, may assign its duties and obligations hereunder to a Person who satisfies the requirements of Section 7.06 or may petition any court of competent jurisdiction for the appointment of a successor

Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar may resign hereunder unless it shall also resign as Underlying Trustee, Underlying Paying Agent and Underlying Securities Administrator, or Underlying Certificate Registrar, respectively, under the Underlying Pooling and Servicing Agreement.

         (b) If at any time the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall cease to be eligible in accordance with the provisions of Section 7.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and appoint a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, so removed and one copy of which instrument shall be delivered to the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, so appointed.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund may at any time remove any of the Grantor Trustee, the Paying Agent or the Certificate Registrar and appoint a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

         (d) No resignation or removal of any of the Grantor Trustee, the Paying Agent or the Certificate Registrar and appointment of a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, pursuant to any of the provisions of this Section 7.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, as provided in Section 7.09.

         Section 7.09 SUCCESSOR GRANTOR TRUSTEE, SUCCESSOR PAYING AGENT AND SUCCESSOR CERTIFICATE REGISTRAR.

         (a) Any successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, shall then become effective and such successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Grantor Trustee, Paying Agent or Certificate Registrar (as the case may be) herein. The predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, shall, after its receipt of payment of its outstanding fees and expenses, promptly deliver to the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, all such rights, powers, duties and obligations.

         (b) No successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar shall accept appointment as provided in this
Section 7.09 unless at the time of such acceptance such successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar shall be eligible under the provisions of Section 7.06.

         (c) Upon acceptance of appointment by a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar as provided in this
Section 7.09, the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar (as the case may be) shall mail notice of the succession of such Grantor Trustee, successor Paying Agent or successor Certificate Registrar hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

         Section 7.10 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE, PAYING AGENT OR CERTIFICATE REGISTRAR. Any state bank or trust company or national banking association into which the Grantor Trustee, the Paying Agent or the Certificate Registrar may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee, the Paying Agent or the Certificate Registrar (as the case may be) shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate business of the Grantor Trustee, the Paying Agent or the Certificate Registrar, respectively, shall be the successor of the Grantor Trustee, the Paying Agent or the Certificate Registrar, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 7.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee and the Depositor to act as co-grantor trustee or co-grantor trustees, jointly with the Grantor Trustee, or separate grantor trustee or separate grantor trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 7.11, such powers, duties, obligations, rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

         (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Grantor Trustee shall have the power to make such appointment without any action by or consent of the Depositor.

         (c) No co-grantor trustee or separate grantor trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 7.06 hereunder and no notice to Certificateholders of the appointment of co-grantor trustee(s) or separate grantor trustee(s) shall be required under Section 7.08 hereof.

         (d) In the case of any appointment of a co-grantor trustee or separate grantor trustee pursuant to this Section 7.11, all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee and required to be conferred on such co-grantor trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate grantor trustee or co-grantor trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate grantor trustee or co-grantor trustee at the direction of the Grantor Trustee.

         (e) Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate grantor trustees and co-grantor trustees, as effectively as if given to each of them. Every instrument appointing any separate grantor trustee or co-grantor trustee shall refer to this Agreement and the conditions of this Article VII. Each separate grantor trustee and co-grantor trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

         (f) To the extent not prohibited by law, any separate grantor trustee or co-grantor trustee may, at any time, request the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate grantor trustee or co-grantor trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

         (g) No grantor trustee under this Agreement shall be personally liable by reason of any act or omission of another grantor trustee under this Agreement. The Depositor and the Grantor Trustee acting jointly may at any time accept the resignation of or remove any separate grantor trustee or co-grantor trustee.

         Section 7.12 FEDERAL INFORMATION RETURNS AND REPORTS TO
CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

         (a) The Underlying Securities Administrator, pursuant to Section 9.12(g) of the Underlying Pooling and Servicing Agreement, shall perform its obligations relating to the Trust in a manner so as to maintain the status of the Trust Fund as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund.

         (b) The Underlying Securities Administrator shall furnish or cause to be furnished to holders of the Certificates, and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Trust Fund at the time or times and in the manner required by the Code, including furnishing the Grantor Trustee with such other customary factual information to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount.

         (c) Notwithstanding any other provisions of this Agreement, the Underlying Securities Administrator shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Grantor Trustee or Paying Agent, as applicable, based solely on instructions from such Certificateholder or other Person, withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Grantor Trustee or Paying Agent, as applicable, shall indicate to such Certificateholder the amount so withheld.

         (d) The Underlying Securities Administrator agrees to indemnify the Trust Fund, the Grantor Trustee, the Paying Agent, the Certificate Registrar and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Grantor Trustee, the Paying Agent, the Certificate Registrar or the Depositor as a result of a breach of the Underlying Securities Administrator's obligations set forth in this Section 7.12.

                                  ARTICLE VIII

                                   Termination

         Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

         (a) The respective obligations and responsibilities of the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar created hereby, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation of the Underlying Certificates, or any advance with respect thereto.

         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

         (c) The Paying Agent shall give notice of any termination of the Trust to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Certificate Registrar for payment by the Paying Agent of the final distribution and cancellation with respect thereto. Such notice shall be given by letter, mailed not later than the 20th day of the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made by the Paying Agent only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified.

         (d) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, in accordance with their respective interests and based solely upon information provided to it by the Underlying Securities Administrator and calculations conducted by the Underlying Securities Administrator with respect thereto, all Available Funds remaining in the Distribution Account.

         (e) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, then the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If, within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, then the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

         Section 9.01 INTENT OF PARTIES. The parties intend that the Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying Pooling and Servicing Agreement related to an Underlying Certificate which require the vote or direction of holders of the Underlying Certificates thereunder, the Grantor Trustee, as holder of the Underlying Certificates will vote such Underlying Certificate in accordance with the written instructions received from holders of Certificates evidencing more than 50% of the Fractional Undivided Interest (and to the extent such vote may materially and adversely affect the rights of Swap Counterparty hereunder, with the consent of the Swap Counterparty). In the absence of any such instructions, the Grantor Trustee will not vote such Underlying Certificates.

         Upon written request, the Certificate Registrar as agent for the Grantor Trustee will forward to the Certificateholders copies of any communications received regarding matters arising that require action by holders of the Underlying Certificates.

         Section 9.03 AMENDMENT.

         (a) This Agreement may be amended from time to time by the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar without the consent of the Swap Counterparty (other than with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, which amendment shall require the consent of the Swap Counterparty) and without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) to conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement (as each such term is defined in the Underlying Pooling and Servicing Agreement), (iv) to comply with any changes in the Code (v) revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB, or (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that, with regard to clauses (iv) and (vi) of this Section 9.03(a), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund (and with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, with the consent of the Swap Counterparty), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, as evidenced by an Opinion of Counsel which shall be provided to the Grantor Trustee other than at the Grantor Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 9.03(b), Certificates registered in the name of or held for the benefit of the Depositor, the Grantor Trustee, the Paying Agent, the Certificate Registrar or any Affiliate thereof or nominee thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Certificate Registrar, acting as agent on behalf of the Grantor Trustee, shall furnish a copy of such amendment or written notification of the substance of such amendment to the Swap Counterparty and each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Section 9.03(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the parties hereto shall be entitled to receive and rely upon an Opinion of Counsel (other than at the Grantor Trustee's expense) stating that the execution of such amendment is authorized or permitted by this Agreement. The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties' respective rights, duties or immunities under this Agreement.

         Section 9.04 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust and upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Grantor Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund shall have made written request upon the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.05, each and every Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 9.06 ACTS OF CERTIFICATEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee and/or, where it is expressly required by this Agreement, to the Depositor and/or the Paying Agent. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Paying Agent, the Grantor Trustee, the Certificate Registrar and the Depositor, if made in the manner provided in this Section 9.06.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with
Section 4.04) shall be proved by the Certificate Register, and neither the Grantor Trustee, the Paying Agent, the Certificate Registrar, the Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Grantor Trustee, the Depositor, the Paying Agent, the Certificate Registrar or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Grantor Trustee, the Paying Agent, the Certificate Registrar, the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 9.03(b) and except that, in determining whether the Grantor Trustee, the Paying Agent, the Certificate Registrar and the Depositor and any Affiliate thereof shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which such party knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Grantor Trustee, the Paying Agent, the Certificate Registrar, the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Paying Agent the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Grantor Trustee, the Paying Agent, the Certificate Registrar or the Depositor, as the case may be.

         Section 9.07 GOVERNING LAW.

         THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.08 NOTICES.

         All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number:
(212) 272-7206, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Grantor Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Structured Finance Services, SAMI II Series 2006-AR8, or such other address as may hereafter be furnished to the other parties hereto in writing;
(iii) in the case of the Paying Agent or Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance; or (v) in the case of the Swap Counterparty, 383 Madison Avenue, 7th Floor, New York, New York 10179, Attention: Head of Interest Rate Derivatives. Any notice delivered to the Depositor, the Certificate Registrar, the Paying Agent or the Grantor Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 9.09 THIRD PARTY RIGHTS. The Swap Counterparty shall be an express third-party beneficiary of this Agreement to the extent of its express rights to receive any payments under this Agreement, and shall have the right to enforce its rights to receive any payments under this Agreement as if it were a party hereto.

         Section 9.10 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 9.11 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 9.12 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 9.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 9.14 NOTICE TO RATING AGENCIES. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Paying Agent shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (1)      Any material change or amendment to this Agreement;

                  (2) The resignation or termination of the Grantor Trustee, the Paying Agent or the Certificate Registrar under this Agreement;

                  (3)      The final payment to Certificateholders; and

                  (4)      Any change in the location of the Distribution
                           Account.

         Section 9.15 ENFORCEMENT OF RIGHTS. The Grantor Trustee shall take such action as may be necessary to enforce the rights of the Trust pursuant to the Swap Agreements and, to the extent any Swap Agreement is terminated prior to the Termination Date set forth therein, shall enter into any replacement swap agreement as directed by the Depositor.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Depositor, the Certificate Registrar, the Paying Agent and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                             STRUCTURED ASSET MORTGAGE
                             INVESTMENTS II INC., as Depositor


                             By: /s/ Baron Silverstein
                                 --------------------------------------
                                 Name:  Baron Silverstein
                                 Title: Vice President


                             THE BANK OF NEW YORK,
                             not in its individual capacity but solely as Grantor Trustee


                             By: /s/ Mirela Cabej
                                 --------------------------------------
                                 Authorized Signatory


                             WELLS FARGO BANK, NATIONAL ASSOCIATION,
                             as Paying Agent and Certificate Registrar


                             By: /s/ Stacey Taylor
                                 --------------------------------------
                                 Name:  Stacey Taylor
                                 Title: Vice President

STATE OF NEW YORK   )
                    )       ss.:
COUNTY OF NEW YORK  )

         On the 31st day of October, 2006, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/ Michelle Sterling
                                            -----------------------------------
                                                      Notary Public

[Notarial Seal]

STATE OF NEW YORK    )
                     )       ss.:
COUNTY OF NEW YORK   )

         On the 31st day of October, 2006, before me, a notary public in and for said State, personally appeared Mirela Cabej, known to me to be an Assistant Treasurer of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation, and acknowledged to me that such New York banking corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Rosita Walters
                                            -----------------------------------
                                                      Notary Public

[Notarial Seal]

STATE OF MARYLAND     )
                      )       ss.:
COUNTY OF HOWARD      )

         On the 31st day of October, 2006, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                /s/ Jennifer Richardson
                                            -----------------------------------
                                                      Notary Public

[Notarial Seal]

                                    EXHIBIT A

                         FORM OF CLASS A-1B CERTIFICATE

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                               Adjustable Pass-Through Rate

Grantor Trust Class A-1B

Date of Grantor Trust Agreement: October         Aggregate Initial Certificate
31, 2006                                         Principal Balance of this
                                                 Certificate  as of the
                                                 Cut-off Date: $341,380,000

Cut-off Date: October 1, 2006

First Distribution Date:                         Initial Certificate Principal
November 27, 2006                                Balance of this Certificate
                                                 as of the  Cut-off  Date:
                                                 $341,380,000

Assumed Final Distribution Date:                 CUSIP: 86361X AA 7
October, 2036


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-AR8

                  evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-1B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class A-1B Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of October 31, 2006 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar") and The Bank of New York, as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent and the Certificate Registrar with respect thereto.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006
                                 THE BANK OF NEW YORK,
                                 not in its individual capacity but solely as Grantor Trustee

                                 By:
                                    -----------------------------------------
                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Certificate Registrar

                                 By:
                                    -----------------------------------------
                                      Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:
                                 ------------------------------------------
                                 Signature by or on behalf of assignor

                                 ------------------------------------------
                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
_________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                         FORM OF CLASS A-4B CERTIFICATE

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                      Adjustable Pass-Through Rate

Grantor Trust Class A-4B

Date of Grantor Trust Agreement:        Aggregate Initial Certificate Principal
October 31, 2006                        Balance of this Certificate as of the
                                        Cut-off Date: $48,770,000

Cut-off Date: October 1, 2006

First Distribution Date:                Initial Certificate Principal Balance of
November 27, 2006                       this Certificate as of the Cut-off Date:
                                        $48,770,000

Assumed Final Distribution Date:        CUSIP: 86361X AB 5
October, 2036


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-AR8

                  evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-4B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class A-4B Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of October 31, 2006 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar") and The Bank of New York, as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent and the Certificate Registrar with respect thereto.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006
                                THE BANK OF NEW YORK,
                                not in its individual capacity but solely as Grantor Trustee

                                By:
                                    ---------------------------------------
                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Certificate Registrar

                                By:
                                    ---------------------------------------
                                     Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:
                                 ------------------------------------------
                                 Signature by or on behalf of assignor

                                 ------------------------------------------
                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
_________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                         FORM OF CLASS A-4C CERTIFICATE

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THIS CERTIFICATE ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                     Adjustable Pass-Through Rate

Grantor Trust Class A-4C

Date of Grantor Trust Agreement:       Aggregate Initial Certificate Principal
October 31, 2006                       Balance of this Certificate as of the
                                       Cut-off Date: $156,058,000

Cut-off Date: October 1, 2006

First Distribution Date:               Initial Certificate Principal Balance of
November 27, 2006                      this Certificate as of the Cut-off Date:
                                       $156,058,000

Assumed Final Distribution Date:       CUSIP: 86361X AC 3
October, 2036


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-AR8

                  evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-4C Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class A-4C Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of October 31, 2006 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar") and The Bank of New York, as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent and the Certificate Registrar with respect thereto.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2006
                                   THE BANK OF NEW YORK,
                                   not in its individual capacity but solely as Grantor Trustee

                                   By:
                                      ---------------------------------------
                                        Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Certificate Registrar

                                   By:
                                      ---------------------------------------
                                        Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:
                                  ------------------------------------------
                                  Signature by or on behalf of assignor

                                  ------------------------------------------
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
_________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT B

                        Copies of Underlying Certificates

                             [provided upon request]

                                    EXHIBIT C

                                 Swap Agreements

                             [provided upon request]

                                    EXHIBIT D

                   Underlying Pooling and Servicing Agreement

                                    See Tab 5

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                  October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:             Mirela Cabej
                       TELEPHONE: 1-212-623-4493
                       FACSIMILE: 1-212-623-5930

FROM:                  Derivatives Documentation
TELEPHONE:             212-272-2711
FACSIMILE:             212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class A-1A, A-1B, A-2, A-3, A-4A, A-4B, A-4C,
                       A-5, A-6A, A-6B Certificates)

REFERENCE NUMBER(S):   FXSAM68C1

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006-AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings


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attributed to them in the Pooling and Servicing Agreement. Each reference to a
"Section" (unless specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:        Rate Cap

     Notional Amount:            With respect to any Calculation Period, the
                                 lesser of (i) the amount set forth for such Calculation Period on Schedule I attached hereto and (ii) the aggregate Certificate
                                 Principal Balance of the Class A-1A, A-1B, A-2,
                                 A-3, A-4A, A-4B, A-4C, A-5, A-6A, A-6B
                                 Certificates as of the first day of that Calculation Period.

     Trade Date:                 October 26, 2006

     Effective Date:             October 31, 2006

     Termination Date:           February 25, 2015, subject to adjustment in
                                 accordance with the Business Day Convention.

     FIXED AMOUNT (PREMIUM):

         Fixed Rate Payer:       Counterparty

         Fixed Rate Payer
         Payment Date:           October 31, 2006

         Fixed Amount:           USD 415,000

     FLOATING AMOUNTS:

         Floating Rate Payer:    BSFP

         Cap Rate:               The Cap Rate set forth for such Calculation
                                 Period on Schedule I

         Floating Rate Payer
         Period End Dates:       The 25th calendar day of each month during the
                                 Term of this Transaction, commencing November
                                 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

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         Floating Rate Payer
         Payment Dates:          Early Payment shall be applicable. The Floating
                                 Rate Payer Payment Dates shall be one Business
                                 Day preceding each Floating Rate Payer Period
                                 End Date.

         Floating Rate Option:   USD-LIBOR-BBA; provided, however, that if the
                                 Floating Rate determined from such Floating
                                 Rate Option for any Calculation Period is greater than 10.5% then the Floating Rate for such Calculation Period shall be deemed equal to 10.5%

         Designated Maturity:    One month

         Floating Rate Day
         Count Fraction:         Act/360

         Reset Dates:            The first day of each Calculation Period

         Compounding:            Inapplicable

     Business Days:              New York

     Business Day Convention:    Following

3.   Additional Provisions:      1) Each party hereto is hereby advised and
                                 acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the Trade Date of each Transaction.

                                 2) On each Distribution Date, the Securities
                                 Administrator shall make available to BSFP via the Securities Administrator's internet website (which will initially be located at http://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class A-1A, A-1B, A-2, A-3, A-4A,


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                                 A-4B, A-4C, A-5, A-6A, A-6B Certificates
                                 (following application of any payment in respect of principal on the Class A-1A, A-1B, A-2, A-3, A-4A, A-4B, A-4C, A-5, A-6A, A-6B
                                 Certificates pursuant to the Pooling and Servicing Agreement on the Distribution Date (as defined in the Pooling and Servicing Agreement) relating to such Calculation Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class A-1A, A-1B, A-2, A-3, A-4A, A-4B, A-4C, A-5, A-6A, A-6B Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Securities Administrator and the Trustee with written notice if any payment is owed by BSFP to the Securities Administrator for the benefit of the related Certificateholders on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1)The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.


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(g)  The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(k)  "Termination Currency" means United States Dollars.

3)   Tax Representations.

         (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                       (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                       (ii)      the satisfaction of the agreement contained in
                                 Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                       (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document


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October 31, 2006
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                                 under Section 4(a)(iii) by reason of material
                                 prejudice to its legal or commercial position.

 (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

         BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5)   Documents to be Delivered. For the purpose of Section 4(a):

(1)      Tax forms, documents, or certificates to be delivered are:


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October 31, 2006
Page 7 of 19


PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/             DATE BY WHICH TO
 DOCUMENT                   CERTIFICATE                BE DELIVERED

BSFP and                    Any document required or   Promptly after the
the Counterparty            reasonably requested to    earlier of (i) reasonable
                            allow the other party to   demand by either party or
                            make payments under this   (ii) learning that such
                            Agreement without any      form or document is
                            deduction or withholding   required
                            for or on the account of
                            any Tax or with such
                            deduction or withholding
                            at a reduced rate


(2) Other documents to be delivered are:


PARTY REQUIRED TO    FORM/DOCUMENT/       DATE BY WHICH TO        COVERED BY
DELIVER DOCUMENT     CERTIFICATE          BE DELIVERED            SECTION 3(D)
                                                                  REPRESENTATION
BSFP and             Any documents        Upon the execution and  Yes
the Counterparty     required by the      delivery of this
                     receiving party to   Agreement and such
                     evidence the         Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any,
                     for it to execute
                     and deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which
                     it is a party, and
                     to evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, to
                     perform its
                     obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the
                     case may be


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October 31, 2006
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PARTY REQUIRED TO    FORM/DOCUMENT/       DATE BY WHICH TO        COVERED BY
DELIVER DOCUMENT     CERTIFICATE          BE DELIVERED            SECTION 3(D)
                                                                  REPRESENTATION
BSFP and             A certificate of an  Upon the execution      Yes
the Counterparty     authorized officer   and delivery of this
                     of the party, as to  Agreement and such
                     the incumbency and   Confirmation
                     authority of the
                     respective officers
                     of the party signing
                     this Agreement, any
                     relevant Credit
                     Support Document, or
                     any Confirmation, as
                     the case may be

BSFP                 An opinion of         Upon the execution     Yes
                     counsel with respect  and delivery of this
                     to the due            Agreement and such
                     authorization,        Confirmation
                     execution and
                     enforceability of
                     this Agreement,
                     acceptable to
                     Counterparty.

Counterparty         An executed copy of   Within 30 days after   No
                     the Pooling and       the date of this
                     Servicing Agreement.  Agreement.


6)   Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                Address:       383 Madison Avenue, New York, New York  10179
                Attention:     DPC Manager
                Facsimile:     (212) 272-5823

         with a copy to:

                Address:       One Metrotech Center North, Brooklyn,
                               New York 11201
                Attention:     Derivative Operations - 7th Floor
                Facsimile:     (212) 272-1634


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                (For all purposes)

         Address for notices or communications to the Securities Administrator and the Counterparty:

                Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention: Client Manager - SAMI 2006-AR8
                Facsimile: 1-410-715-2380
                Telephone: 1-410-884-2000

         with a copy to:
                c/o The Bank of New York
                4 New York Plaza, 6th Floor
                New York, NY 10004-2477
                Attention: Worldwide Securities Services/Structured Finance
                           Services - SAMI II 2006-AR8
                Attention: Mirela Cabej
                Facsimile: (212) 623-5930
                Telephone: (212) 623-4493

                (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                BSFP appoints as its
                Process Agent:             Not Applicable

                The Counterparty appoints as its
                Process Agent:             Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

                BSFP is not a Multibranch Party.

                The Counterparty is not a Multibranch Party.

(e)      Calculation Agent. The Calculation Agent is BSFP.


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(f)      Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)      Credit Support Provider.

                BSFP:                      Not Applicable

                The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class A-1A, A-1B, A-2, A-3, A-4A, A-4B, A-4C, A-5, A-6A, A-6B Certificates.


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7)   "Affiliate" will have the meaning specified in Section 14 of the ISDA Form
Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g)    Relationship Between Parties.

                     Each party represents to the other party on each date when it enters into a Transaction that:--

                (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                (2) Evaluation and Understanding.

                (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.


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10)  Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA
Form Master Agreement shall not apply for purposes of this Transaction.

11)  Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12)  Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

         (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

         (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iv)   take any other action that satisfies the Rating Agency
                Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:


         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;


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         (ii)   obtain a guaranty of an entity that satisfies the Required
                Rating to guaranty BSFP's obligations under this Transaction; or

         (iii)  take any other action that satisfies the Rating Agency
                Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MODDY's" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14)  Compliance with Regulation AB.


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(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II
Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C1
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:   PAYMENTS TO BSFP:
                               Citibank N.A., NY
                               ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account Number: 102-04654-1-3
                               Attention: Derivatives Department

                               PAYMENTS TO COUNTERPARTY:
                               Wells Fargo Bank, N.A.
                               ABA # 121-000-248
                               A/C 3970771416
                               Account Name: SAS Clearing
                               For further credit to:
                               Acct # 50961101, Interest Rate Cap Account
                               SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C1
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee




By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer

Reference Number: FXSAM68C1
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19



pwp
                                   SCHEDULE I
     (all such dates subject to adjustment in accordance with the Business
                                Day Convention)


                From and                   To but                 Notional              Cap
                including                  excluding               Amount               Rate
                                                                   (USD)                 (%)
                Effective Date             25-Nov-2006            1,559,982,000.00        100
                25-Nov-2006                25-Dec-2006            1,522,461,563.31       9.24
                25-Dec-2006                25-Jan-2007            1,490,111,944.68       9.01
                25-Jan-2007                25-Feb-2007            1,458,490,181.70       9.11
                25-Feb-2007                25-Mar-2007            1,427,626,262.98      10.08
                25-Mar-2007                25-Apr-2007            1,397,360,894.77       9.11
                25-Apr-2007                25-May-2007            1,367,680,502.21       9.41
                25-May-2007                25-Jun-2007            1,338,573,290.80       9.11
                25-Jun-2007                25-Jul-2007            1,310,019,065.85       9.41
                25-Jul-2007                25-Aug-2007            1,281,997,003.62       9.11
                25-Aug-2007                25-Sep-2007            1,254,483,718.02       9.11
                25-Sep-2007                25-Oct-2007            1,227,475,838.86       9.41
                25-Oct-2007                25-Nov-2007            1,200,937,832.66       9.11
                25-Nov-2007                25-Dec-2007            1,174,818,056.14       9.41
                25-Dec-2007                25-Jan-2008            1,149,197,544.73       9.11
                25-Jan-2008                25-Feb-2008            1,124,035,693.56       9.11
                25-Feb-2008                25-Mar-2008            1,099,292,649.34       9.74
                25-Mar-2008                25-Apr-2008            1,074,935,239.68       9.11
                25-Apr-2008                25-May-2008            1,050,862,666.28       9.41
                25-May-2008                25-Jun-2008            1,026,961,475.50       9.11
                25-Jun-2008                25-Jul-2008            1,003,093,607.33       9.41
                25-Jul-2008                25-Aug-2008              979,666,902.32       9.11
                25-Aug-2008                25-Sep-2008              956,670,226.74       9.11
                25-Sep-2008                25-Oct-2008              933,929,614.95       9.41
                25-Oct-2008                25-Nov-2008              911,586,342.48       9.11
                25-Nov-2008                25-Dec-2008              889,348,178.40       9.41
                25-Dec-2008                25-Jan-2009              867,243,499.37       9.10
                25-Jan-2009                25-Feb-2009              845,205,120.57       9.10
                25-Feb-2009                25-Mar-2009              823,002,929.37      10.08
                25-Mar-2009                25-Apr-2009              800,788,906.19       9.10
                25-Apr-2009                25-May-2009              778,456,969.91       9.41
                25-May-2009                25-Jun-2009              755,854,857.80       9.10
                25-Jun-2009                25-Jul-2009              733,599,488.69       9.41
                25-Jul-2009                25-Aug-2009              711,737,665.70       9.10
                25-Aug-2009                25-Sep-2009              690,296,060.12       9.10
                25-Sep-2009                25-Oct-2009              669,302,234.71       9.41
                25-Oct-2009                25-Nov-2009              648,768,108.98       9.10




Reference Number: FXSAM68C1
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


                25-Nov-2009                25-Dec-2009              628,700,438.26       9.41
                25-Dec-2009                25-Jan-2010              609,102,961.51       9.10
                25-Jan-2010                25-Feb-2010              589,972,099.94       9.10
                25-Feb-2010                25-Mar-2010              571,291,560.56      10.08
                25-Mar-2010                25-Apr-2010              553,056,873.10       9.10
                25-Apr-2010                25-May-2010              535,258,235.08       9.41
                25-May-2010                25-Jun-2010              517,882,224.73       9.10
                25-Jun-2010                25-Jul-2010              504,403,388.85       9.41
                25-Jul-2010                25-Aug-2010              492,192,810.55       9.10
                25-Aug-2010                25-Sep-2010              480,273,677.96       9.10
                25-Sep-2010                25-Oct-2010              468,638,704.31       9.41
                25-Oct-2010                25-Nov-2010              457,280,089.94       9.10
                25-Nov-2010                25-Dec-2010              446,193,293.51       9.41
                25-Dec-2010                25-Jan-2011              435,372,453.61       9.10
                25-Jan-2011                25-Feb-2011              424,811,843.23       9.10
                25-Feb-2011                25-Mar-2011              414,504,788.17      10.08
                25-Mar-2011                25-Apr-2011              404,445,206.05       9.10
                25-Apr-2011                25-May-2011              394,627,655.77       9.41
                25-May-2011                25-Jun-2011              385,046,345.97       9.10
                25-Jun-2011                25-Jul-2011              375,695,623.34       9.41
                25-Jul-2011                25-Aug-2011              366,569,681.57       9.10
                25-Aug-2011                25-Sep-2011              357,663,432.90       9.10
                25-Sep-2011                25-Oct-2011              348,971,618.59       9.41
                25-Oct-2011                25-Nov-2011              340,489,105.29       9.10
                25-Nov-2011                25-Dec-2011              332,210,746.37       9.41
                25-Dec-2011                25-Jan-2012              324,131,791.51       9.10
                25-Jan-2012                25-Feb-2012              316,247,465.84       9.10
                25-Feb-2012                25-Mar-2012              308,553,108.40       9.73
                25-Mar-2012                25-Apr-2012              301,044,169.44       9.10
                25-Apr-2012                25-May-2012              293,716,207.74       9.41
                25-May-2012                25-Jun-2012              286,564,888.05       9.10
                25-Jun-2012                25-Jul-2012              279,585,978.56       9.41
                25-Jul-2012                25-Aug-2012              272,775,348.46       9.10
                25-Aug-2012                25-Sep-2012              266,128,965.50       9.10
                25-Sep-2012                25-Oct-2012              259,642,893.67       9.41
                25-Oct-2012                25-Nov-2012              259,642,893.67       9.10
                25-Nov-2012                25-Dec-2012              259,642,893.67       9.41
                25-Dec-2012                25-Jan-2013              258,272,286.68       9.10
                25-Jan-2013                25-Feb-2013              251,971,200.76       9.10
                25-Feb-2013                25-Mar-2013              245,822,219.31      10.08
                25-Mar-2013                25-Apr-2013              239,821,695.09       9.10
                25-Apr-2013                25-May-2013              233,966,067.94       9.41
                25-May-2013                25-Jun-2013              228,251,862.70       9.10
                25-Jun-2013                25-Jul-2013              222,675,687.19       9.41
                25-Jul-2013                25-Aug-2013              217,234,230.27       9.10
                25-Aug-2013                25-Sep-2013              211,924,259.84       9.10




Reference Number: FXSAM68C1
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19




                25-Sep-2013                25-Oct-2013              206,742,621.04       9.41
                25-Oct-2013                25-Nov-2013              201,686,234.32       9.10
                25-Nov-2013                25-Dec-2013              196,752,093.73       9.41
                25-Dec-2013                25-Jan-2014              191,937,265.13       9.10
                25-Jan-2014                25-Feb-2014              187,238,884.45       9.10
                25-Feb-2014                25-Mar-2014              182,654,156.09      10.08
                25-Mar-2014                25-Apr-2014              178,180,351.22       9.10
                25-Apr-2014                25-May-2014              173,814,806.24       9.41
                25-May-2014                25-Jun-2014              169,554,921.19       9.10
                25-Jun-2014                25-Jul-2014              165,398,158.27       9.41
                25-Jul-2014                25-Aug-2014              161,342,040.31       9.10
                25-Aug-2014                25-Sep-2014              157,384,149.38       9.10
                25-Sep-2014                25-Oct-2014              153,522,125.34       9.41
                25-Oct-2014                25-Nov-2014              149,753,664.48       9.10
                25-Nov-2014                25-Dec-2014              146,076,518.16       9.41
                25-Dec-2014                25-Jan-2015              142,488,491.52       9.10
                25-Jan-2015                Termination Date         138,987,442.18       9.10

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                  October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:             Mirela Cabej
                       TELEPHONE: 1-212-623-4493
                       FACSIMILE: 1-212-623-5930

FROM:                  Derivatives Documentation
TELEPHONE:             212-272-2711
FACSIMILE:             212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-1 Certificates)

REFERENCE NUMBER(S):   FXSAM68C2

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:        Rate Cap

       Notional Amount:            With respect to any Calculation Period, the
                                   lesser of (i) the amount set forth for such Calculation Period on Schedule I attached hereto and (ii) the aggregate Certificate
                                   Principal Balance of the Class B-1
                                   Certificates as of the first day of that Calculation Period.

       Trade Date:                 October 26, 2006

       Effective Date:             October 31, 2006

       Termination Date:           February 25, 2015, subject to adjustment in
                                   accordance with the Business Day Convention.

       FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:       Counterparty

           Fixed Rate Payer
           Payment Date:           October 31, 2006

           Fixed Amount:           USD 29,000

       FLOATING AMOUNTS:

           Floating Rate Payer:    BSFP

           Cap Rate:               The Cap Rate set forth for such Calculation
                                   Period on Schedule I

           Floating Rate Payer
           Period End Dates:       The 25th calendar day of each month during
                                   the Term of this Transaction, commencing
                                   November 25, 2006 and ending on the
                                   Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19


           Floating Rate Payer
           Payment Dates:          Early Payment shall be applicable. The
                                   Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate
                                   Payer Period End Date.

           Floating Rate Option:   USD-LIBOR-BBA; provided, however, that if the
                                   Floating Rate determined from such Floating
                                   Rate Option for any Calculation Period is greater than 10.5% then the Floating Rate for such Calculation Period shall be deemed equal to 10.5%

           Designated Maturity:    One month

           Floating Rate Day
           Count Fraction:         Act/360

           Reset Dates:            The first day of each Calculation Period

           Compounding:            Inapplicable

       Business Days:              New York

       Business Day Convention:    Following

3.     Additional Provisions:      1) Each party hereto is hereby advised and
                                   acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the Trade Date of each Transaction.

                                   2) On each Distribution Date, the Securities
                                   Administrator shall make available to BSFP via the Securities Administrator's internet website (which will initially be located at http://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class B-1 Certificates (following application of any payment in respect of principal on the Class B-1 Certificates pursuant to the Pooling and Servicing

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19


                                   Agreement on the Distribution Date (as
                                   defined in the Pooling and Servicing
                                   Agreement) relating to such Calculation
                                   Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class B-1 Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Securities Administrator and the Trustee with written notice if any payment is owed by BSFP to the Securities Administrator for the benefit of the related Certificateholders on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

4.     Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(k)    "Termination Currency" means United States Dollars.

3)     Tax Representations.

       (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                  (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                  (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
                         (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19


(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

       BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:


Counterparty is a common law trust formed under the laws of the State of New
York

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)    Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19


Party required to deliver     Form/Document/            Date by which to
 document                     Certificate               be delivered

BSFP and                      Any document required or  Promptly after the
the Counterparty              reasonably requested to   earlier of (i)
                              allow the other party to  reasonable demand by
                              make payments under this  either party or
                              Agreement without any     (ii)learning that such
                              deduction or withholding form or document is for or on the account of required any Tax or with such deduction or withholding at a reduced rate


(2) Other documents to be delivered are:

Party required to    Form/Document/        Date by which to      Covered by
deliver document     Certificate           be delivered          Section 3(d)
                                                                 Representation

BSFP and             Any documents         Upon the execution    Yes
the Counterparty     required by the       and delivery of this
                     receiving party to    Agreement and such
                     evidence the          Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any,
                     for it to execute
                     and deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which
                     it is a party, and
                     to evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, to
                     perform its
                     obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the
                     case may be

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


Party required to    Form/Document/        Date by which to      Covered by
deliver document     Certificate           be delivered          Section 3(d)
                                                                 Representation

BSFP and             A certificate of an   Upon the execution    Yes
the Counterparty     authorized officer    and delivery of this
                     of the party, as to   Agreement and such
                     the incumbency and    Confirmation
                     authority of the
                     respective officers
                     of the party signing
                     this Agreement, any
                     relevant Credit
                     Support Document, or
                     any Confirmation, as
                     the case may be

BSFP                 An opinion of         Upon the execution    Yes
                     counsel with respect  and delivery of this
                     to the due            Agreement and such
                     authorization,        Confirmation
                     execution and
                     enforceability of
                     this Agreement,
                     acceptable to
                     Counterparty.

Counterparty         An executed copy of   Within 30 days after  No
                     the Pooling and       the date of this
                     Servicing Agreement.  Agreement.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

       Address for notices or communications to BSFP:

                Address:      383 Madison Avenue, New York, New York  10179
                Attention:    DPC Manager
                Facsimile:    (212) 272-5823

       with a copy to:

                Address:      One Metrotech Center North, Brooklyn,
                              New York 11201
                Attention:    Derivative Operations - 7th Floor
                Facsimile:    (212) 272-1634

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


                  (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland 21045
                   Attention: Client Manager - SAMI 2006-AR8
                   Facsimile: 1-410-715-2380
                   Telephone: 1-410-884-2000

       with a copy to:
                   c/o The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004-2477
                   Attention: Worldwide Securities Services/Structured Finance
                              Services - SAMI II 2006-AR8
                   Attention: Mirela Cabej
                   Facsimile: (212) 623-5930
                   Telephone: (212) 623-4493

                  (For all purposes)

(b)    Process Agent. For the purpose of Section 13(c):

                          BSFP appoints as its
                          Process Agent:               Not Applicable

                          The Counterparty appoints as its
                          Process Agent:               Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

       BSFP is not a Multibranch Party.

       The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19


(f)    Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)    Credit Support Provider.

       BSFP:                  Not Applicable

       The Counterparty:      Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-1 Certificates.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19


7) Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11)    Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12)    Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

       (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

       (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 13 of 19


       (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY's" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14)    Compliance with Regulation AB.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:   Payments to BSFP:
                                 Citibank N.A., NY
                                 ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                 Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                 Sub-account Number: 102-04654-1-3
                                 Attention: Derivatives Department

                                 Payments to Counterparty:
                                 Wells Fargo Bank, N.A.
                                 ABA # 121-000-248
                                 A/C 3970771416
                                 Account Name: SAS Clearing
                                 For further credit to:
                                 Acct # 50961101, Interest Rate Cap Account
                                 SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer


pwp

Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

              From and                  To but                    Notional               Cap
              including                excluding                  Amount                 Rate
                                                                   (USD)                 (%)
             Effective Date            25-Nov-2006               41,832,000.00            100
             25-Nov-2006               25-Dec-2006               41,832,000.00           9.24
             25-Dec-2006               25-Jan-2007               41,832,000.00           9.01
             25-Jan-2007               25-Feb-2007               41,832,000.00           9.11
             25-Feb-2007               25-Mar-2007               41,832,000.00          10.08
             25-Mar-2007               25-Apr-2007               41,832,000.00           9.11
             25-Apr-2007               25-May-2007               41,832,000.00           9.41
             25-May-2007               25-Jun-2007               41,832,000.00           9.11
             25-Jun-2007               25-Jul-2007               41,832,000.00           9.41
             25-Jul-2007               25-Aug-2007               41,832,000.00           9.11
             25-Aug-2007               25-Sep-2007               41,832,000.00           9.11
             25-Sep-2007               25-Oct-2007               41,832,000.00           9.41
             25-Oct-2007               25-Nov-2007               41,832,000.00           9.11
             25-Nov-2007               25-Dec-2007               41,832,000.00           9.41
             25-Dec-2007               25-Jan-2008               41,832,000.00           9.11
             25-Jan-2008               25-Feb-2008               41,832,000.00           9.11
             25-Feb-2008               25-Mar-2008               41,832,000.00           9.74
             25-Mar-2008               25-Apr-2008               41,832,000.00           9.11
             25-Apr-2008               25-May-2008               41,832,000.00           9.41
             25-May-2008               25-Jun-2008               41,832,000.00           9.11
             25-Jun-2008               25-Jul-2008               41,832,000.00           9.41
             25-Jul-2008               25-Aug-2008               41,832,000.00           9.11
             25-Aug-2008               25-Sep-2008               41,832,000.00           9.11
             25-Sep-2008               25-Oct-2008               41,832,000.00           9.41
             25-Oct-2008               25-Nov-2008               41,832,000.00           9.11
             25-Nov-2008               25-Dec-2008               41,832,000.00           9.41
             25-Dec-2008               25-Jan-2009               41,832,000.00           9.10
             25-Jan-2009               25-Feb-2009               41,832,000.00           9.10
             25-Feb-2009               25-Mar-2009               41,832,000.00          10.08
             25-Mar-2009               25-Apr-2009               41,832,000.00           9.10
             25-Apr-2009               25-May-2009               41,832,000.00           9.41
             25-May-2009               25-Jun-2009               41,832,000.00           9.10
             25-Jun-2009               25-Jul-2009               41,832,000.00           9.41
             25-Jul-2009               25-Aug-2009               41,832,000.00           9.10
             25-Aug-2009               25-Sep-2009               41,832,000.00           9.10
             25-Sep-2009               25-Oct-2009               41,832,000.00           9.41
             25-Oct-2009               25-Nov-2009               41,832,000.00           9.10




Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


             25-Nov-2009               25-Dec-2009               41,832,000.00           9.41
             25-Dec-2009               25-Jan-2010               41,832,000.00           9.10
             25-Jan-2010               25-Feb-2010               41,832,000.00           9.10
             25-Feb-2010               25-Mar-2010               41,832,000.00          10.08
             25-Mar-2010               25-Apr-2010               41,832,000.00           9.10
             25-Apr-2010               25-May-2010               41,832,000.00           9.41
             25-May-2010               25-Jun-2010               41,832,000.00           9.10
             25-Jun-2010               25-Jul-2010               41,036,326.27           9.41
             25-Jul-2010               25-Aug-2010               40,042,920.42           9.10
             25-Aug-2010               25-Sep-2010               39,073,225.48           9.10
             25-Sep-2010               25-Oct-2010               38,126,648.63           9.41
             25-Oct-2010               25-Nov-2010               37,202,555.30           9.10
             25-Nov-2010               25-Dec-2010               36,300,576.04           9.41
             25-Dec-2010               25-Jan-2011               35,420,233.98           9.10
             25-Jan-2011               25-Feb-2011               34,561,063.20           9.10
             25-Feb-2011               25-Mar-2011               33,722,520.71          10.08
             25-Mar-2011               25-Apr-2011               32,904,111.67           9.10
             25-Apr-2011               25-May-2011               32,105,393.41           9.41
             25-May-2011               25-Jun-2011               31,325,894.77           9.10
             25-Jun-2011               25-Jul-2011               30,565,155.82           9.41
             25-Jul-2011               25-Aug-2011               29,822,704.18           9.10
             25-Aug-2011               25-Sep-2011               29,098,125.93           9.10
             25-Sep-2011               25-Oct-2011               28,390,993.23           9.41
             25-Oct-2011               25-Nov-2011               27,700,888.46           9.10
             25-Nov-2011               25-Dec-2011               27,027,392.92           9.41
             25-Dec-2011               25-Jan-2012               26,370,120.12           9.10
             25-Jan-2012               25-Feb-2012               25,728,681.60           9.10
             25-Feb-2012               25-Mar-2012               25,102,698.17           9.73
             25-Mar-2012               25-Apr-2012               24,491,799.68           9.10
             25-Apr-2012               25-May-2012               23,895,624.81           9.41
             25-May-2012               25-Jun-2012               23,313,820.85           9.10
             25-Jun-2012               25-Jul-2012               22,746,043.52           9.41
             25-Jul-2012               25-Aug-2012               22,191,956.77           9.10
             25-Aug-2012               25-Sep-2012               21,651,232.52           9.10
             25-Sep-2012               25-Oct-2012               21,123,550.58           9.41
             25-Oct-2012               25-Nov-2012               21,123,550.58           9.10
             25-Nov-2012               25-Dec-2012               21,123,550.58           9.41
             25-Dec-2012               25-Jan-2013               15,692,535.93           9.10
             25-Jan-2013               25-Feb-2013               15,309,684.10           9.10
             25-Feb-2013               25-Mar-2013               14,936,074.09          10.08
             25-Mar-2013               25-Apr-2013               14,571,484.29           9.10
             25-Apr-2013               25-May-2013               14,215,698.38           9.41
             25-May-2013               25-Jun-2013               13,868,505.22           9.10
             25-Jun-2013               25-Jul-2013               13,529,698.70           9.41
             25-Jul-2013               25-Aug-2013               13,199,077.64           9.10
             25-Aug-2013               25-Sep-2013               12,876,445.65           9.10




Reference Number: FXSAM68C2
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19


             25-Sep-2013               25-Oct-2013               12,561,611.04           9.41
             25-Oct-2013               25-Nov-2013               12,254,386.71           9.10
             25-Nov-2013               25-Dec-2013               11,954,590.02           9.41
             25-Dec-2013               25-Jan-2014               11,662,042.68           9.10
             25-Jan-2014               25-Feb-2014               11,376,570.67           9.10
             25-Feb-2014               25-Mar-2014               11,098,004.14          10.08
             25-Mar-2014               25-Apr-2014               10,826,177.29           9.10
             25-Apr-2014               25-May-2014               10,560,928.26           9.41
             25-May-2014               25-Jun-2014               10,302,099.10           9.10
             25-Jun-2014               25-Jul-2014               10,049,535.61           9.41
             25-Jul-2014               25-Aug-2014                9,803,087.27           9.10
             25-Aug-2014               25-Sep-2014                9,562,607.16           9.10
             25-Sep-2014               25-Oct-2014                9,327,951.90           9.41
             25-Oct-2014               25-Nov-2014                9,098,981.51           9.10
             25-Nov-2014               25-Dec-2014                8,875,559.35           9.41
             25-Dec-2014               25-Jan-2015                8,657,552.08           9.10
             25-Jan-2015               Termination Date           8,444,829.52           9.10

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                  October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:             Mirela Cabej
                       TELEPHONE: 1-212-623-4493
                       FACSIMILE: 1-212-623-5930

FROM:                  Derivatives Documentation
TELEPHONE:             212-272-2711
FACSIMILE:             212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-2 Certificates)

REFERENCE NUMBER(S):   FXSAM68C3

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:        Rate Cap

     Notional Amount:            With respect to any Calculation Period, the
                                 lesser of (i) the amount set forth for such Calculation Period on Schedule I attached hereto and (ii) the aggregate Certificate
                                 Principal Balance of the Class B-2 Certificates as of the first day of that Calculation Period.

     Trade Date:                 October 26, 2006

     Effective Date:             October 31, 2006

     Termination Date:           February 25, 2015, subject to adjustment in
                                 accordance with the Business Day Convention.

     FIXED AMOUNT (PREMIUM):

         Fixed Rate Payer:       Counterparty

         Fixed Rate Payer
         Payment Date:           October 31, 2006

          Fixed Amount:          USD 23,000

     FLOATING AMOUNTS:

         Floating Rate Payer:    BSFP

         Cap Rate:               The Cap Rate set forth for such Calculation
                                 Period on Schedule I

         Floating Rate Payer
         Period End Dates:       The 25th calendar day of each month during the
                                 Term of this Transaction, commencing November
                                 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19


          Floating Rate Payer
         Payment Dates:          Early Payment shall be applicable. The Floating
                                 Rate Payer Payment Dates shall be one Business
                                 Day preceding each Floating Rate Payer Period
                                 End Date.


         Floating Rate Option:   USD-LIBOR-BBA; provided, however, that if the
                                 Floating Rate determined from such Floating
                                 Rate Option for any Calculation Period is greater than 10.5% then the Floating Rate for such Calculation Period shall be deemed equal to 10.5%

         Designated Maturity:    One month

         Floating Rate Day
         Count Fraction:         Act/360

         Reset Dates:            The first day of each Calculation Period

         Compounding:            Inapplicable

     Business Days:              New York

     Business Day Convention:    Following

3.   Additional Provisions:      1) Each party hereto is hereby advised and
                                 acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the Trade Date of each Transaction.

                                 2) On each Distribution Date, the Securities
                                 Administrator shall make available to BSFP via the Securities Administrator's internet website (which will initially be located at http://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class B-2 Certificates (following application of any payment in respect of principal on the Class B-2 Certificates pursuant to the Pooling and Servicing

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19


                                 Agreement on the Distribution Date (as defined in the Pooling and Servicing Agreement) relating to such Calculation Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class B-2 Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Securities Administrator and the Trustee with written notice if any payment is owed by BSFP to the Securities Administrator for the benefit of the related Certificateholders on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i)    Market Quotation will apply.

         (ii)   The Second Method will apply.

(k)  "Termination Currency" means United States Dollars.

3) Tax Representations.

         (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
                          (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19


 (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

         BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19


PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/             DATE BY WHICH TO
 DOCUMENT                   CERTIFICATE                BE DELIVERED
BSFP and                    Any document required or   Promptly after the
the Counterparty            reasonably requested to    earlier of (i) reasonable
                            allow the other party to   demand by either party or
                            make payments under this   (ii) learning that such
                            Agreement without any      form or document is
                            deduction or withholding   required
                            for or on the account of
                            any Tax or with such
                            deduction or withholding
                            at a reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED     FORM/DOCUMENT/       DATE BY WHICH TO        COVERED BY
 TO DELIVER        CERTIFICATE          BE DELIVERED            SECTION(D)
 DOCUMENT                                                       REPRESENTATION
BSFP and           Any documents        Upon the execution      Yes
the Counterparty   required by the      and delivery of this
                   receiving party to   Agreement and such
                   evidence the         Confirmation
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider, if any,
                   for it to execute
                   and deliver this
                   Agreement, any
                   Confirmation , and
                   any Credit Support
                   Documents to which
                   it is a party, and
                   to evidence the
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider, if any, to
                   perform its
                   obligations under
                   this Agreement, such
                   Confirmation and/or
                   Credit Support
                   Document, as the
                   case may be

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


PARTY REQUIRED     FORM/DOCUMENT/       DATE BY WHICH TO        COVERED BY
 TO DELIVER        CERTIFICATE          BE DELIVERED            SECTION(D)
 DOCUMENT                                                       REPRESENTATION
BSFP and           A certificate of an  Upon the execution      Yes
the Counterparty   authorized officer   and delivery of this
                   of the party, as to  Agreement and such
                   the incumbency and   Confirmation
                   authority of the
                   respective officers
                   of the party signing
                   this Agreement, any
                   relevant Credit
                   Support Document, or
                   any Confirmation, as
                   the case may be

BSFP               An opinion of        Upon the execution      Yes
                   counsel with respect and delivery of this
                   to the due           Agreement and such
                   authorization,       Confirmation
                   execution and
                   enforceability of
                   this Agreement,
                   acceptable to
                   Counterparty.

Counterparty       An executed copy of  Within 30 days after    No
                   the Pooling and      the date of this
                   Servicing Agreement. Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                Address:        383 Madison Avenue, New York, New York  10179
                Attention:      DPC Manager
                Facsimile:      (212) 272-5823

         with a copy to:

                Address:        One Metrotech Center North, Brooklyn,
                                New York 11201
                Attention:      Derivative Operations - 7th Floor
                Facsimile:      (212) 272-1634

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


                (For all purposes)

         Address for notices or communications to the Securities Administrator and the Counterparty:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland 21045
                   Attention: Client Manager - SAMI 2006-AR8
                   Facsimile: 1-410-715-2380
                   Telephone: 1-410-884-2000

         with a copy to:
                   c/o The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004-2477
                   Attention: Worldwide Securities Services/Structured
                              Finance Services - SAMI II 2006-AR8
                   Attention: Mirela Cabej
                   Facsimile: (212) 623-5930
                   Telephone: (212) 623-4493

                   (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                       BSFP appoints as its
                       Process Agent: Not Applicable

                       The Counterparty appoints as its
                       Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e)      Calculation Agent. The Calculation Agent is BSFP.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19


(f)      Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)      Credit Support Provider.

         BSFP:                  Not Applicable

         The Counterparty:      Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-2 Certificates.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g) Relationship Between Parties.

                   Each party represents to the other party on each date when it enters into a Transaction that:--

             (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

             (2) Evaluation and Understanding.

             (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

             (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

             (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

             (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

             (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

         (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

         (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or


         (iv)   take any other action that satisfies the Rating Agency
                Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 13 of 19


         (ii)   btain a guaranty of an entity that satisfies the Required
                Rating to guaranty BSFP's obligations under this Transaction; or

         (iii)  take any other action that satisfies the Rating Agency
                Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.



NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:    Payments to BSFP:
                                Citibank N.A., NY
                                ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Wells Fargo Bank, N.A.
                                ABA # 121-000-248
                                A/C 3970771416
                                Account Name: SAS Clearing
                                For further credit to:
                                Acct # 50961101, Interest Rate Cap Account
                                SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer


pwp

Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                                                      Notional                          Cap
                From and                  To but                       Amount                           Rate
                including                 excluding                    (USD)                            (%)
                Effective Date            25-Nov-2006                 33,117,000.00                     100
                25-Nov-2006               25-Dec-2006                 33,117,000.00                      9.24
                25-Dec-2006               25-Jan-2007                 33,117,000.00                      9.01
                25-Jan-2007               25-Feb-2007                 33,117,000.00                      9.11
                25-Feb-2007               25-Mar-2007                 33,117,000.00                     10.08
                25-Mar-2007               25-Apr-2007                 33,117,000.00                      9.11
                25-Apr-2007               25-May-2007                 33,117,000.00                      9.41
                25-May-2007               25-Jun-2007                 33,117,000.00                      9.11
                25-Jun-2007               25-Jul-2007                 33,117,000.00                      9.41
                25-Jul-2007               25-Aug-2007                 33,117,000.00                      9.11
                25-Aug-2007               25-Sep-2007                 33,117,000.00                      9.11
                25-Sep-2007               25-Oct-2007                 33,117,000.00                      9.41
                25-Oct-2007               25-Nov-2007                 33,117,000.00                      9.11
                25-Nov-2007               25-Dec-2007                 33,117,000.00                      9.41
                25-Dec-2007               25-Jan-2008                 33,117,000.00                      9.11
                25-Jan-2008               25-Feb-2008                 33,117,000.00                      9.11
                25-Feb-2008               25-Mar-2008                 33,117,000.00                      9.74
                25-Mar-2008               25-Apr-2008                 33,117,000.00                      9.11
                25-Apr-2008               25-May-2008                 33,117,000.00                      9.41
                25-May-2008               25-Jun-2008                 33,117,000.00                      9.11
                25-Jun-2008               25-Jul-2008                 33,117,000.00                      9.41
                25-Jul-2008               25-Aug-2008                 33,117,000.00                      9.11
                25-Aug-2008               25-Sep-2008                 33,117,000.00                      9.11
                25-Sep-2008               25-Oct-2008                 33,117,000.00                      9.41
                25-Oct-2008               25-Nov-2008                 33,117,000.00                      9.11
                25-Nov-2008               25-Dec-2008                 33,117,000.00                      9.41
                25-Dec-2008               25-Jan-2009                 33,117,000.00                       9.1
                25-Jan-2009               25-Feb-2009                 33,117,000.00                      9.10
                25-Feb-2009               25-Mar-2009                 33,117,000.00                     10.08
                25-Mar-2009               25-Apr-2009                 33,117,000.00                      9.10
                25-Apr-2009               25-May-2009                 33,117,000.00                      9.41
                25-May-2009               25-Jun-2009                 33,117,000.00                      9.10
                25-Jun-2009               25-Jul-2009                 33,117,000.00                      9.41
                25-Jul-2009               25-Aug-2009                 33,117,000.00                      9.10
                25-Aug-2009               25-Sep-2009                 33,117,000.00                      9.10
                25-Sep-2009               25-Oct-2009                 33,117,000.00                      9.41
                25-Oct-2009               25-Nov-2009                 33,117,000.00                      9.10




Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


                25-Nov-2009               25-Dec-2009                 33,117,000.00                      9.41
                25-Dec-2009               25-Jan-2010                 33,117,000.00                      9.10
                25-Jan-2010               25-Feb-2010                 33,117,000.00                      9.10
                25-Feb-2010               25-Mar-2010                 33,117,000.00                     10.08
                25-Mar-2010               25-Apr-2010                 33,117,000.00                      9.10
                25-Apr-2010               25-May-2010                 33,117,000.00                      9.41
                25-May-2010               25-Jun-2010                 33,117,000.00                      9.10
                25-Jun-2010               25-Jul-2010                 32,487,091.63                      9.41
                25-Jul-2010               25-Aug-2010                 31,700,645.34                      9.10
                25-Aug-2010               25-Sep-2010                 30,932,970.17                      9.10
                25-Sep-2010               25-Oct-2010                 30,183,596.83                      9.41
                25-Oct-2010               25-Nov-2010                 29,452,022.95                      9.10
                25-Nov-2010               25-Dec-2010                 28,737,956.03                      9.41
                25-Dec-2010               25-Jan-2011                 28,041,018.57                      9.10
                25-Jan-2011               25-Feb-2011                 27,360,841.70                      9.10
                25-Feb-2011               25-Mar-2011                 26,696,995.56                     10.08
                25-Mar-2011               25-Apr-2011                 26,049,088.41                      9.10
                25-Apr-2011               25-May-2011                 25,416,769.78                      9.41
                25-May-2011               25-Jun-2011                 24,799,666.70                      9.10
                25-Jun-2011               25-Jul-2011                 24,197,415.03                      9.41
                25-Jul-2011               25-Aug-2011                 23,609,640.81                      9.10
                25-Aug-2011               25-Sep-2011                 23,036,016.36                      9.10
                25-Sep-2011               25-Oct-2011                 22,476,202.98                      9.41
                25-Oct-2011               25-Nov-2011                 21,929,870.03                      9.10
                25-Nov-2011               25-Dec-2011                 21,396,686.06                      9.41
                25-Dec-2011               25-Jan-2012                 20,876,345.09                      9.10
                25-Jan-2012               25-Feb-2012                 20,368,539.60                      9.10
                25-Feb-2012               25-Mar-2012                 19,872,969.39                      9.73
                25-Mar-2012               25-Apr-2012                 19,389,341.42                      9.10
                25-Apr-2012               25-May-2012                 18,917,369.64                      9.41
                25-May-2012               25-Jun-2012                 18,456,774.84                      9.10
                25-Jun-2012               25-Jul-2012                 18,007,284.46                      9.41
                25-Jul-2012               25-Aug-2012                 17,568,632.44                      9.10
                25-Aug-2012               25-Sep-2012                 17,140,559.08                      9.10
                25-Sep-2012               25-Oct-2012                 16,722,810.88                      9.41
                25-Oct-2012               25-Nov-2012                 16,722,810.88                      9.10
                25-Nov-2012               25-Dec-2012                 12,781,470.69                      9.41
                25-Dec-2012               25-Jan-2013                 12,423,257.61                      9.10
                25-Jan-2013               25-Feb-2013                 12,120,166.58                      9.10
                25-Feb-2013               25-Mar-2013                 11,824,391.99                     10.08
                25-Mar-2013               25-Apr-2013                 11,535,758.39                      9.10
                25-Apr-2013               25-May-2013                 11,254,094.55                      9.41
                25-May-2013               25-Jun-2013                 10,979,233.30                      9.10
                25-Jun-2013               25-Jul-2013                 10,711,011.47                      9.41
                25-Jul-2013               25-Aug-2013                 10,449,269.80                      9.10
                25-Aug-2013               25-Sep-2013                 10,193,852.80                      9.10




Reference Number: FXSAM68C3
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19



                25-Sep-2013               25-Oct-2013                  9,944,608.74                      9.41
                25-Oct-2013               25-Nov-2013                  9,701,389.48                      9.10
                25-Nov-2013               25-Dec-2013                  9,464,050.43                      9.41
                25-Dec-2013               25-Jan-2014                  9,232,450.45                      9.10
                25-Jan-2014               25-Feb-2014                  9,006,451.78                      9.10
                25-Feb-2014               25-Mar-2014                  8,785,919.94                     10.08
                25-Mar-2014               25-Apr-2014                  8,570,723.68                      9.10
                25-Apr-2014               25-May-2014                  8,360,734.87                      9.41
                25-May-2014               25-Jun-2014                  8,155,828.46                      9.10
                25-Jun-2014               25-Jul-2014                  7,955,882.36                      9.41
                25-Jul-2014               25-Aug-2014                  7,760,777.42                      9.10
                25-Aug-2014               25-Sep-2014                  7,570,397.34                      9.10
                25-Sep-2014               25-Oct-2014                  7,384,628.59                      9.41
                25-Oct-2014               25-Nov-2014                  7,203,360.36                      9.10
                25-Nov-2014               25-Dec-2014                  7,026,484.49                      9.41
                25-Dec-2014               25-Jan-2015                  6,853,895.40                      9.10
                25-Jan-2015               Termination Date             6,685,490.03                      9.10

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                  October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:             Mirela Cabej
TELEPHONE:             1-212-623-4493
FACSIMILE:             1-212-623-5930

FROM:                  Derivatives Documentation
TELEPHONE:             212-272-2711
FACSIMILE:             212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-3 Certificates)

REFERENCE NUMBER(S):   FXSAM68C4

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:         Rate Cap

     Notional Amount:             With respect to any Calculation Period, the
                                  lesser of (i) the amount set forth for such Calculation Period on Schedule I attached hereto and (ii) the aggregate Certificate
                                  Principal Balance of the Class B-3
                                  Certificates as of the first day of that Calculation Period.

     Trade Date:                  October 26, 2006

     Effective Date:              October 31, 2006

     Termination Date:            February 25, 2015, subject to adjustment in
                                  accordance with the Business Day Convention.

     FIXED AMOUNT (PREMIUM):

         Fixed Rate Payer:        Counterparty

         Fixed Rate Payer
         Payment Date:            October 31, 2006

         Fixed Amount:            USD 8,000

     FLOATING AMOUNTS:

         Floating Rate Payer:     BSFP

         Cap Rate:                The Cap Rate set forth for such Calculation
                                  Period on Schedule I

         Floating Rate Payer
         Period End Dates:        The 25th calendar day of each month during the
                                  Term of this Transaction, commencing November
                                  25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19



         Floating Rate Payer
         Payment Dates:           Early Payment shall be applicable. The
                                  Floating Rate Payer Payment Dates shall be one
                                  Business Day preceding each Floating Rate
                                  Payer Period End Date.


         Floating Rate Option:    USD-LIBOR-BBA; provided, however, that if the
                                  Floating Rate determined from such Floating
                                  Rate Option for any Calculation Period is greater than 10.5% then the Floating Rate for such Calculation Period shall be deemed equal to 10.5%

         Designated Maturity:     One month

         Floating Rate Day
         Count Fraction:          Act/360

         Reset Dates:             The first day of each Calculation Period

         Compounding:             Inapplicable

     Business Days:               New York

     Business Day Convention:     Following

3.   Additional Provisions:       1) Each party hereto is hereby advised and
                                  acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the Trade Date of each Transaction.

                                  2) On each Distribution Date, the Securities
                                  Administrator shall make available to BSFP via the Securities Administrator's internet website (which will initially be located at http://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class B-3 Certificates (following application of any payment in respect of principal on the Class B-3 Certificates pursuant to the Pooling and Servicing

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19


                                  Agreement on the Distribution Date (as defined in the Pooling and Servicing Agreement) relating to such Calculation Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class B-3 Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Securities Administrator and the Trustee with written notice if any payment is owed by BSFP to the Securities Administrator for the benefit of the related Certificateholders on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i)    Market Quotation will apply.

         (ii)   The Second Method will apply.

(k)  "Termination Currency" means United States Dollars.

3) Tax Representations.

         (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                         (ii)   the satisfaction of the agreement contained in
                                Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                                Section 4(a)(iii) by reason of material
                                prejudice to its legal or commercial position.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19


 (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

         BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19


PARTY REQUIRED TO     FORM/DOCUMENT/             DATE BY WHICH TO
DELIVER DOCUMENT      CERTIFICATE                BE DELIVERED

BSFP and              Any document required or   Promptly after the
the Counterparty      reasonably requested to    earlier of (i) reasonable
                      allow the other party to   demand by either party or
                      make payments under this   (ii) learning that such
                      Agreement without any      form or document is
                      deduction or withholding   required
                      for or on the account of
                      any Tax or with such
                      deduction or withholding
                      at a reduced rate

(2) Other documents to be delivered are:


PARTY REQUIRED TO    FORM/DOCUMENT/        DATE BY WHICH TO      COVERED BY
DELIVER DOCUMENT     CERTIFICATE           BE DELVIERED          SECTION 3(D)
                                                                 REPRESENTATION

BSFP and             Any documents         Upon the execution    Yes
the Counterparty     required by the       and delivery of this
                     receiving party to    Agreement and such
                     evidence the          Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any,
                     for it to execute
                     and deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which
                     it is a party, and
                     to evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, to
                     perform its
                     obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the
                     case may be

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


PARTY REQUIRED TO    FORM/DOCUMENT/        DATE BY WHICH TO      COVERED BY
DELIVER DOCUMENT     CERTIFICATE           BE DELVIERED          SECTION 3(D)
                                                                 REPRESENTATION

BSFP and             A certificate of an   Upon the execution    Yes
the Counterparty     authorized officer    and delivery of this
                     of the party, as to   Agreement and such
                     the incumbency and    Confirmation
                     authority of the
                     respective officers
                     of the party signing
                     this Agreement, any
                     relevant Credit
                     Support Document, or
                     any Confirmation, as
                     the case may be

BSFP                 An opinion of         Upon the execution    Yes
                     counsel with respect  and delivery of this
                     to the due            Agreement and such
                     authorization,        Confirmation
                     execution and
                     enforceability of
                     this Agreement,
                     acceptable to
                     Counterparty.

Counterparty         An executed copy of   Within 30 days after   No
                     the Pooling and       the date of this
                     Servicing Agreement.  Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

       Address for notices or communications to BSFP:

                Address:      383 Madison Avenue, New York, New York  10179
                Attention:    DPC Manager
                Facsimile:    (212) 272-5823

       with a copy to:

                Address:      One Metrotech Center North, Brooklyn,
                              New York 11201
                Attention:    Derivative Operations - 7th Floor
                Facsimile:    (212) 272-1634

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


                (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

                Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention: Client Manager - SAMI 2006-AR8
                Facsimile: 1-410-715-2380
                Telephone: 1-410-884-2000

       with a copy to:
                c/o The Bank of New York
                4 New York Plaza, 6th Floor
                New York, NY 10004-2477
                Attention: Worldwide Securities Services/Structured
                           Finance Services - SAMI II 2006-AR8
                Attention: Mirela Cabej
                Facsimile: (212) 623-5930
                Telephone: (212) 623-4493

                (For all purposes)

(b)    Process Agent. For the purpose of Section 13(c):

                      BSFP appoints as its
                      Process Agent:              Not Applicable

                      The Counterparty appoints as its
                      Process Agent:              Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

       BSFP is not a Multibranch Party.

       The Counterparty is not a Multibranch Party.

(e)    Calculation Agent. The Calculation Agent is BSFP.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19


(f)    Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)    Credit Support Provider.

       BSFP:                      Not Applicable

       The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-3 Certificates.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

       (g)   Relationship Between Parties.

                      Each party represents to the other party on each date when it enters into a Transaction that:--

             (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

             (2) Evaluation and Understanding.

             (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

             (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

             (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

             (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

             (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

       (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

       (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 13 of 19


       (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's.

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:    PAYMENTS TO BSFP:
                                  Citibank N.A., NY
                                  ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                  Sub-account Number: 102-04654-1-3
                                  Attention: Derivatives Department

                                  PAYMENTS TO COUNTERPARTY:
                                  Wells Fargo Bank, N.A.
                                  ABA # 121-000-248
                                  A/C 3970771416
                                  Account Name: SAS Clearing
                                  For further credit to:
                                  Acct # 50961101, Interest Rate Cap Account
                                  SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer


pwp

Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)


                                                                                        NOTIONAL                  CAP
                FROM AND                        TO BUT                                   AMOUNT                   RATE
                INCLUDING                       EXCLUDING                                 (USD)                    (%)
                Effective Date                  25-Nov-2006                           12,201,000.00                 100
                25-Nov-2006                     25-Dec-2006                           12,201,000.00                9.24
                25-Dec-2006                     25-Jan-2007                           12,201,000.00                9.01
                25-Jan-2007                     25-Feb-2007                           12,201,000.00                9.11
                25-Feb-2007                     25-Mar-2007                           12,201,000.00               10.08
                25-Mar-2007                     25-Apr-2007                           12,201,000.00                9.11
                25-Apr-2007                     25-May-2007                           12,201,000.00                9.41
                25-May-2007                     25-Jun-2007                           12,201,000.00                9.11
                25-Jun-2007                     25-Jul-2007                           12,201,000.00                9.41
                25-Jul-2007                     25-Aug-2007                           12,201,000.00                9.11
                25-Aug-2007                     25-Sep-2007                           12,201,000.00                9.11
                25-Sep-2007                     25-Oct-2007                           12,201,000.00                9.41
                25-Oct-2007                     25-Nov-2007                           12,201,000.00                9.11
                25-Nov-2007                     25-Dec-2007                           12,201,000.00                9.41
                25-Dec-2007                     25-Jan-2008                           12,201,000.00                9.11
                25-Jan-2008                     25-Feb-2008                           12,201,000.00                9.11
                25-Feb-2008                     25-Mar-2008                           12,201,000.00                9.74
                25-Mar-2008                     25-Apr-2008                           12,201,000.00                9.11
                25-Apr-2008                     25-May-2008                           12,201,000.00                9.41
                25-May-2008                     25-Jun-2008                           12,201,000.00                9.11
                25-Jun-2008                     25-Jul-2008                           12,201,000.00                9.41
                25-Jul-2008                     25-Aug-2008                           12,201,000.00                9.11
                25-Aug-2008                     25-Sep-2008                           12,201,000.00                9.11
                25-Sep-2008                     25-Oct-2008                           12,201,000.00                9.41
                25-Oct-2008                     25-Nov-2008                           12,201,000.00                9.11
                25-Nov-2008                     25-Dec-2008                           12,201,000.00                9.41
                25-Dec-2008                     25-Jan-2009                           12,201,000.00                9.10
                25-Jan-2009                     25-Feb-2009                           12,201,000.00                9.10
                25-Feb-2009                     25-Mar-2009                           12,201,000.00               10.08
                25-Mar-2009                     25-Apr-2009                           12,201,000.00                9.10
                25-Apr-2009                     25-May-2009                           12,201,000.00                9.41
                25-May-2009                     25-Jun-2009                           12,201,000.00                9.10
                25-Jun-2009                     25-Jul-2009                           12,201,000.00                9.41
                25-Jul-2009                     25-Aug-2009                           12,201,000.00                9.10
                25-Aug-2009                     25-Sep-2009                           12,201,000.00                9.10
                25-Sep-2009                     25-Oct-2009                           12,201,000.00                9.41
                25-Oct-2009                     25-Nov-2009                           12,201,000.00                9.10




Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


                25-Nov-2009                     25-Dec-2009                           12,201,000.00                9.41
                25-Dec-2009                     25-Jan-2010                           12,201,000.00                9.10
                25-Jan-2010                     25-Feb-2010                           12,201,000.00                9.10
                25-Feb-2010                     25-Mar-2010                           12,201,000.00               10.08
                25-Mar-2010                     25-Apr-2010                           12,201,000.00                9.10
                25-Apr-2010                     25-May-2010                           12,201,000.00                9.41
                25-May-2010                     25-Jun-2010                           12,201,000.00                9.10
                25-Jun-2010                     25-Jul-2010                           11,968,928.50                9.41
                25-Jul-2010                     25-Aug-2010                           11,679,185.12                9.10
                25-Aug-2010                     25-Sep-2010                           11,396,357.43                9.10
                25-Sep-2010                     25-Oct-2010                           11,120,272.52                9.41
                25-Oct-2010                     25-Nov-2010                           10,850,745.30                9.10
                25-Nov-2010                     25-Dec-2010                           10,587,668.01                9.41
                25-Dec-2010                     25-Jan-2011                           10,330,901.58                9.10
                25-Jan-2011                     25-Feb-2011                           10,080,310.10                9.10
                25-Feb-2011                     25-Mar-2011                            9,835,735.21               10.08
                25-Mar-2011                     25-Apr-2011                            9,597,032.57                9.10
                25-Apr-2011                     25-May-2011                            9,364,073.08                9.41
                25-May-2011                     25-Jun-2011                            9,136,719.31                9.10
                25-Jun-2011                     25-Jul-2011                            8,914,837.11                9.41
                25-Jul-2011                     25-Aug-2011                            8,698,288.72                9.10
                25-Aug-2011                     25-Sep-2011                            8,486,953.40                9.10
                25-Sep-2011                     25-Oct-2011                            8,280,706.36                9.41
                25-Oct-2011                     25-Nov-2011                            8,079,425.80                9.10
                25-Nov-2011                     25-Dec-2011                            7,882,989.60                9.41
                25-Dec-2011                     25-Jan-2012                            7,691,285.03                9.10
                25-Jan-2012                     25-Feb-2012                            7,504,198.80                9.10
                25-Feb-2012                     25-Mar-2012                            7,321,620.30                9.73
                25-Mar-2012                     25-Apr-2012                            7,143,441.57                9.10
                25-Apr-2012                     25-May-2012                            6,969,557.24                9.41
                25-May-2012                     25-Jun-2012                            6,799,864.41                9.10
                25-Jun-2012                     25-Jul-2012                            6,634,262.69                9.41
                25-Jul-2012                     25-Aug-2012                            6,472,654.06                9.10
                25-Aug-2012                     25-Sep-2012                            6,314,942.82                9.10
                25-Sep-2012                     25-Oct-2012                            6,161,035.59                9.41
                25-Oct-2012                     25-Nov-2012                            6,161,035.59                9.10
                25-Nov-2012                     25-Dec-2012                            4,691,416.51                9.41
                25-Dec-2012                     25-Jan-2013                            4,576,989.65                9.10
                25-Jan-2013                     25-Feb-2013                            4,465,324.53                9.10
                25-Feb-2013                     25-Mar-2013                            4,356,354.94               10.08
                25-Mar-2013                     25-Apr-2013                            4,250,016.25                9.10
                25-Apr-2013                     25-May-2013                            4,146,245.36                9.41
                25-May-2013                     25-Jun-2013                            4,044,980.69                9.10
                25-Jun-2013                     25-Jul-2013                            3,946,162.12                9.41
                25-Jul-2013                     25-Aug-2013                            3,849,730.98                9.10
                25-Aug-2013                     25-Sep-2013                            3,755,629.98                9.10




Reference Number: FXSAM68C4
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19


                25-Sep-2013                     25-Oct-2013                            3,663,803.22                9.41
                25-Oct-2013                     25-Nov-2013                            3,574,196.12                9.10
                25-Nov-2013                     25-Dec-2013                            3,486,755.42                9.41
                25-Dec-2013                     25-Jan-2014                            3,401,429.11                9.10
                25-Jan-2014                     25-Feb-2014                            3,318,166.45                9.10
                25-Feb-2014                     25-Mar-2014                            3,236,917.87               10.08
                25-Mar-2014                     25-Apr-2014                            3,157,635.04                9.10
                25-Apr-2014                     25-May-2014                            3,080,270.74                9.41
                25-May-2014                     25-Jun-2014                            3,004,778.90                9.10
                25-Jun-2014                     25-Jul-2014                            2,931,114.55                9.41
                25-Jul-2014                     25-Aug-2014                            2,859,233.79                9.10
                25-Aug-2014                     25-Sep-2014                            2,789,093.76                9.10
                25-Sep-2014                     25-Oct-2014                            2,720,652.64                9.41
                25-Oct-2014                     25-Nov-2014                            2,653,869.61                9.10
                25-Nov-2014                     25-Dec-2014                            2,588,704.81                9.41
                25-Dec-2014                     25-Jan-2015                            2,525,119.36                9.10
                25-Jan-2015                     Termination Date                       2,463,075.28                9.10

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009


DATE:                      October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:                 Mirela Cabej
TELEPHONE:                 1-212-623-4493
FACSIMILE:                 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-4 Certificates)

REFERENCE NUMBER(S):       FXSAM68C5

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:       Rate Cap

       Notional Amount:           With respect to any Calculation Period, the
                                  lesser of (i) the amount set forth for such Calculation Period on Schedule I attached hereto and (ii) the aggregate Certificate
                                  Principal Balance of the Class B-4
                                  Certificates as of the first day of that Calculation Period.

       Trade Date:                October 26, 2006

       Effective Date:            October 31, 2006

       Termination Date:          February 25, 2015, subject to adjustment in
                                  accordance with the Business Day Convention.

       FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:      Counterparty

           Fixed Rate Payer
           Payment Date:          October 31, 2006

           Fixed Amount:          USD 16,000

       FLOATING AMOUNTS:

           Floating Rate Payer:   BSFP

           Cap Rate:              The Cap Rate set forth for such Calculation
                                  Period on Schedule I

           Floating Rate Payer
           Period End Dates:      The 25th calendar day of each month during the
                                  Term of this Transaction, commencing November
                                  25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.


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Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19


           Floating Rate Payer
           Payment Dates:         Early Payment shall be applicable. The
                                  Floating Rate Payer Payment Dates shall be one
                                  Business Day preceding each Floating Rate
                                  Payer Period End Date.


           Floating Rate Option:  USD-LIBOR-BBA; provided, however, that if the
                                  Floating Rate determined from such Floating
                                  Rate Option for any Calculation Period is greater than 10.5% then the Floating Rate for such Calculation Period shall be deemed equal to 10.5%

           Designated Maturity:   One month

           Floating Rate Day
           Count Fraction:        Act/360

           Reset Dates:           The first day of each Calculation Period

           Compounding:           Inapplicable

       Business Days:             New York

       Business Day Convention:   Following

3.     Additional Provisions:     1) Each party hereto is hereby advised and
                                  acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the Trade Date of each Transaction.

                                  2) On each Distribution Date, the Securities
                                  Administrator shall make available to BSFP via the Securities Administrator's internet website (which will initially be located at http://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class B-4 Certificates (following application of any payment in respect of principal on the Class B-4 Certificates pursuant to the Pooling and Servicing

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19


                                  Agreement on the Distribution Date (as defined in the Pooling and Servicing Agreement) relating to such Calculation Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class B-4 Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Securities Administrator and the Trustee with written notice if any payment is owed by BSFP to the Securities Administrator for the benefit of the related Certificateholders on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

4.     Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

           (i)   Market Quotation will apply.

           (ii)  The Second Method will apply.

(k)    "Termination Currency" means United States Dollars.

3)     Tax Representations.

           (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                         (ii)    the satisfaction of the agreement contained in
                                 Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                                 Section 4(a)(iii) by reason of material
                                 prejudice to its legal or commercial position.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19


 (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

           BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19


PARTY REQUIRED TO    FORM/DOCUMENT/             DATE BY WHICH TO
DELIVER DOCUMENT     CERTIFICATE                BE DELIVERED

BSFP and             Any document required or   Promptly after the
the Counterparty     reasonably requested to    earlier of (i) reasonable
                     allow the other party to   demand by either party or
                     make payments under this   (ii) learning that such
                     Agreement without any      form or document is
                     deduction or withholding   required
                     for or on the account of
                     any Tax or with such
                     deduction or withholding
                     at a reduced rate

(2) Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/        DATE BY WHICH TO      COVERED BY
DELIVER DOCUMENT     CERTIFICATE           BE DELVIERED          SECTION 3(D)
                                                                 REPRESENTATION

BSFP and             Any documents         Upon the execution    Yes
the Counterparty     required by the       and delivery of this
                     receiving party to    Agreement and such
                     evidence the          Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any,
                     for it to execute
                     and deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which
                     it is a party, and
                     to evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, to
                     perform its
                     obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the
                     case may be

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


PARTY REQUIRED TO    FORM/DOCUMENT/        DATE BY WHICH TO      COVERED BY
DELIVER DOCUMENT     CERTIFICATE           BE DELVIERED          SECTION 3(D)
                                                                 REPRESENTATION

BSFP and             A certificate of an   Upon the execution    Yes
the Counterparty     authorized officer    and delivery of this
                     of the party, as to   Agreement and such
                     the incumbency and    Confirmation
                     authority of the
                     respective officers
                     of the party signing
                     this Agreement, any
                     relevant Credit
                     Support Document, or
                     any Confirmation, as
                     the case may be

BSFP                 An opinion of         Upon the execution    Yes
                     counsel with respect  and delivery of this
                     to the due            Agreement and such
                     authorization,        Confirmation
                     execution and
                     enforceability of
                     this Agreement,
                     acceptable to
                     Counterparty.


Counterparty         An executed copy of   Within 30 days after  No
                     the Pooling and       the date of this
                     Servicing Agreement.  Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

       Address for notices or communications to BSFP:

               Address:     383 Madison Avenue, New York, New York  10179
               Attention:   DPC Manager
               Facsimile:   (212) 272-5823

       with a copy to:

               Address:     One Metrotech Center North, Brooklyn, New York 11201
               Attention:   Derivative Operations - 7th Floor
               Facsimile:   (212) 272-1634

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


               (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - SAMI 2006-AR8
               Facsimile: 1-410-715-2380
               Telephone: 1-410-884-2000

       with a copy to:
                c/o The Bank of New York
                4 New York Plaza, 6th Floor
                New York, NY 10004-2477
                Attention: Worldwide Securities Services/Structured
                           Finance Services - SAMI II 2006-AR8
               Attention: Mirela Cabej
               Facsimile: (212) 623-5930
               Telephone: (212) 623-4493

               (For all purposes)

(b)    Process Agent. For the purpose of Section 13(c):

                     BSFP appoints as its
                     Process Agent:                Not Applicable

                     The Counterparty appoints as its
                     Process Agent:                Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

       BSFP is not a Multibranch Party.

       The Counterparty is not a Multibranch Party.

(e)    Calculation Agent. The Calculation Agent is BSFP.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19


(f)    Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)    Credit Support Provider.

       BSFP:                      Not Applicable

       The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-4 Certificates.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

       (g)   Relationship Between Parties.

                     Each party represents to the other party on each date when it enters into a Transaction that:--

             (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

             (2) Evaluation and Understanding.

             (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

             (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

             (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

             (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

             (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

       (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

       (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;


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October 31, 2006
Page 13 of 19


       (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's.

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:   PAYMENTS TO BSFP:
                                 Citibank N.A., NY
                                 ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                 Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                 Sub-account Number: 102-04654-1-3
                                 Attention: Derivatives Department

                                 PAYMENTS TO COUNTERPARTY:
                                 Wells Fargo Bank, N.A.
                                 ABA # 121-000-248
                                 A/C 3970771416
                                 Account Name: SAS Clearing
                                 For further credit to:
                                 Acct # 50961101, Interest Rate Cap Account
                                 SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer



pwp

Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)


                                                                                                NOTIONAL               CAP
                       FROM AND                             TO BUT                               AMOUNT                RATE
                       INCLUDING                            EXCLUDING                             (USD)                 (%)
                       Effective Date                       25-Nov-2006                       22,659,000.00             100
                       25-Nov-2006                          25-Dec-2006                       22,659,000.00            9.24
                       25-Dec-2006                          25-Jan-2007                       22,659,000.00            9.01
                       25-Jan-2007                          25-Feb-2007                       22,659,000.00            9.11
                       25-Feb-2007                          25-Mar-2007                       22,659,000.00           10.08
                       25-Mar-2007                          25-Apr-2007                       22,659,000.00            9.11
                       25-Apr-2007                          25-May-2007                       22,659,000.00            9.41
                       25-May-2007                          25-Jun-2007                       22,659,000.00            9.11
                       25-Jun-2007                          25-Jul-2007                       22,659,000.00            9.41
                       25-Jul-2007                          25-Aug-2007                       22,659,000.00            9.11
                       25-Aug-2007                          25-Sep-2007                       22,659,000.00            9.11
                       25-Sep-2007                          25-Oct-2007                       22,659,000.00            9.41
                       25-Oct-2007                          25-Nov-2007                       22,659,000.00            9.11
                       25-Nov-2007                          25-Dec-2007                       22,659,000.00            9.41
                       25-Dec-2007                          25-Jan-2008                       22,659,000.00            9.11
                       25-Jan-2008                          25-Feb-2008                       22,659,000.00            9.11
                       25-Feb-2008                          25-Mar-2008                       22,659,000.00            9.74
                       25-Mar-2008                          25-Apr-2008                       22,659,000.00            9.11
                       25-Apr-2008                          25-May-2008                       22,659,000.00            9.41
                       25-May-2008                          25-Jun-2008                       22,659,000.00            9.11
                       25-Jun-2008                          25-Jul-2008                       22,659,000.00            9.41
                       25-Jul-2008                          25-Aug-2008                       22,659,000.00            9.11
                       25-Aug-2008                          25-Sep-2008                       22,659,000.00            9.11
                       25-Sep-2008                          25-Oct-2008                       22,659,000.00            9.41
                       25-Oct-2008                          25-Nov-2008                       22,659,000.00            9.11
                       25-Nov-2008                          25-Dec-2008                       22,659,000.00            9.41
                       25-Dec-2008                          25-Jan-2009                       22,659,000.00            9.10
                       25-Jan-2009                          25-Feb-2009                       22,659,000.00            9.10
                       25-Feb-2009                          25-Mar-2009                       22,659,000.00           10.08
                       25-Mar-2009                          25-Apr-2009                       22,659,000.00            9.10
                       25-Apr-2009                          25-May-2009                       22,659,000.00            9.41
                       25-May-2009                          25-Jun-2009                       22,659,000.00            9.10
                       25-Jun-2009                          25-Jul-2009                       22,659,000.00            9.41
                       25-Jul-2009                          25-Aug-2009                       22,659,000.00            9.10
                       25-Aug-2009                          25-Sep-2009                       22,659,000.00            9.10
                       25-Sep-2009                          25-Oct-2009                       22,659,000.00            9.41
                       25-Oct-2009                          25-Nov-2009                       22,659,000.00            9.10




Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


                       25-Nov-2009                          25-Dec-2009                       22,659,000.00            9.41
                       25-Dec-2009                          25-Jan-2010                       22,659,000.00            9.10
                       25-Jan-2010                          25-Feb-2010                       22,659,000.00            9.10
                       25-Feb-2010                          25-Mar-2010                       22,659,000.00           10.08
                       25-Mar-2010                          25-Apr-2010                       22,659,000.00            9.10
                       25-Apr-2010                          25-May-2010                       22,659,000.00            9.41
                       25-May-2010                          25-Jun-2010                       22,659,000.00            9.10
                       25-Jun-2010                          25-Jul-2010                       22,228,010.06            9.41
                       25-Jul-2010                          25-Aug-2010                       21,689,915.23            9.10
                       25-Aug-2010                          25-Sep-2010                       21,164,663.80            9.10
                       25-Sep-2010                          25-Oct-2010                       20,651,934.67            9.41
                       25-Oct-2010                          25-Nov-2010                       20,151,384.12            9.10
                       25-Nov-2010                          25-Dec-2010                       19,662,812.02            9.41
                       25-Dec-2010                          25-Jan-2011                       19,185,960.07            9.10
                       25-Jan-2011                          25-Feb-2011                       18,720,575.90            9.10
                       25-Feb-2011                          25-Mar-2011                       18,266,365.39           10.08
                       25-Mar-2011                          25-Apr-2011                       17,823,060.49            9.10
                       25-Apr-2011                          25-May-2011                       17,390,421.43            9.41
                       25-May-2011                          25-Jun-2011                       16,968,193.00            9.10
                       25-Jun-2011                          25-Jul-2011                       16,556,126.07            9.41
                       25-Jul-2011                          25-Aug-2011                       16,153,964.76            9.10
                       25-Aug-2011                          25-Sep-2011                       15,761,484.88            9.10
                       25-Sep-2011                          25-Oct-2011                       15,378,454.67            9.41
                       25-Oct-2011                          25-Nov-2011                       15,004,647.92            9.10
                       25-Nov-2011                          25-Dec-2011                       14,639,837.83            9.41
                       25-Dec-2011                          25-Jan-2012                       14,283,815.06            9.10
                       25-Jan-2012                          25-Feb-2012                       13,936,369.20            9.10
                       25-Feb-2012                          25-Mar-2012                       13,597,294.84            9.73
                       25-Mar-2012                          25-Apr-2012                       13,266,391.49            9.10
                       25-Apr-2012                          25-May-2012                       12,943,463.44            9.41
                       25-May-2012                          25-Jun-2012                       12,628,319.63            9.10
                       25-Jun-2012                          25-Jul-2012                       12,320,773.58            9.41
                       25-Jul-2012                          25-Aug-2012                       12,020,643.25            9.10
                       25-Aug-2012                          25-Sep-2012                       11,727,750.95            9.10
                       25-Sep-2012                          25-Oct-2012                       11,441,923.23            9.41
                       25-Oct-2012                          25-Nov-2012                       10,973,575.00            9.10
                       25-Nov-2012                          25-Dec-2012                        8,712,630.66            9.41
                       25-Dec-2012                          25-Jan-2013                        8,500,123.63            9.10
                       25-Jan-2013                          25-Feb-2013                        8,292,745.55            9.10
                       25-Feb-2013                          25-Mar-2013                        8,090,373.46           10.08
                       25-Mar-2013                          25-Apr-2013                        7,892,887.32            9.10
                       25-Apr-2013                          25-May-2013                        7,700,169.96            9.41
                       25-May-2013                          25-Jun-2013                        7,512,106.99            9.10
                       25-Jun-2013                          25-Jul-2013                        7,328,586.80            9.41
                       25-Jul-2013                          25-Aug-2013                        7,149,500.39            9.10
                       25-Aug-2013                          25-Sep-2013                        6,974,741.39            9.10




Reference Number: FXSAM68C5
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19


                       25-Sep-2013                          25-Oct-2013                        6,804,205.98            9.41
                       25-Oct-2013                          25-Nov-2013                        6,637,792.80            9.10
                       25-Nov-2013                          25-Dec-2013                        6,475,402.93            9.41
                       25-Dec-2013                          25-Jan-2014                        6,316,939.78            9.10
                       25-Jan-2014                          25-Feb-2014                        6,162,309.11            9.10
                       25-Feb-2014                          25-Mar-2014                        6,011,418.91           10.08
                       25-Mar-2014                          25-Apr-2014                        5,864,179.36            9.10
                       25-Apr-2014                          25-May-2014                        5,720,502.81            9.41
                       25-May-2014                          25-Jun-2014                        5,580,303.68            9.10
                       25-Jun-2014                          25-Jul-2014                        5,443,498.45            9.41
                       25-Jul-2014                          25-Aug-2014                        5,310,005.60            9.10
                       25-Aug-2014                          25-Sep-2014                        5,179,745.55            9.10
                       25-Sep-2014                          25-Oct-2014                        5,052,640.61            9.41
                       25-Oct-2014                          25-Nov-2014                        4,928,614.98            9.10
                       25-Nov-2014                          25-Dec-2014                        4,807,594.65            9.41
                       25-Dec-2014                          25-Jan-2015                        4,689,507.38            9.10
                       25-Jan-2015                          Termination Date                   4,574,282.66            9.10

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:                 Mirela Cabej
TELEPHONE:                 1-212-623-4493
FACSIMILE:                 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-5 Certificates)

REFERENCE NUMBER(S):       FXSAM68C6

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:       Rate Cap

       Notional Amount:           With respect to any Calculation Period, the
                                  lesser of (i) the amount set forth for such Calculation Period on Schedule I attached hereto and (ii) the aggregate Certificate
                                  Principal Balance of the Class B-5
                                  Certificates as of the first day of that Calculation Period.

       Trade Date:                October 26, 2006

       Effective Date:            October 31, 2006

       Termination Date:          February 25, 2015, subject to adjustment in
                                  accordance with the Business Day Convention.

       FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:      Counterparty

           Fixed Rate Payer
           Payment Date:          October 31, 2006

           Fixed Amount:          USD 8,000

       FLOATING AMOUNTS:

           Floating Rate Payer:   BSFP

           Cap Rate:              The Cap Rate set forth for such Calculation
                                  Period on Schedule I

           Floating Rate Payer
           Period End Dates:      The 25th calendar day of each month during the
                                  Term of this Transaction, commencing November
                                  25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19


           Floating Rate Payer
           Payment Dates:         Early Payment shall be applicable. The
                                  Floating Rate Payer Payment Dates shall be one
                                  Business Day preceding each Floating Rate
                                  Payer Period End Date.

           Floating Rate Option:  USD-LIBOR-BBA; provided, however, that if the
                                  Floating Rate determined from such Floating
                                  Rate Option for any Calculation Period is greater than 10.5% then the Floating Rate for such Calculation Period shall be deemed equal to 10.5%

            Designated Maturity:  One month

            Floating Rate Day
            Count Fraction:       Act/360

            Reset Dates:          The first day of each Calculation Period

            Compounding:          Inapplicable

       Business Days:             New York

       Business Day Convention:   Following

3.     Additional Provisions:     1) Each party hereto is hereby advised and
                                  acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the Trade Date of each Transaction.

                                  2) On each Distribution Date, the Securities
                                  Administrator shall make available to BSFP via the Securities Administrator's internet website (which will initially be located at http://www.ctslink.com) a monthly statement to Certificateholders prepared by it pursuant to the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class B-5 Certificates (following application of any payment in respect of principal on the Class B-5 Certificates pursuant to the Pooling and Servicing

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19


                                  Agreement on the Distribution Date (as defined in the Pooling and Servicing Agreement) relating to such Calculation Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class B-5 Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Securities Administrator and the Trustee with written notice if any payment is owed by BSFP to the Securities Administrator for the benefit of the related Certificateholders on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

4.     Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

           (i)    Market Quotation will apply.

           (ii)   The Second Method will apply.

(k)    "Termination Currency" means United States Dollars.

3)     Tax Representations.

           (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                       (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                       (ii) the satisfaction of the agreement contained in
                            Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
                            Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                       (iii)the satisfaction of the agreement of the other party
                            contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19


 (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

           BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19


PARTY REQUIRED TO     FORM/DOCUMENT/             DATE BY WHICH TO
DELIVER DOCUMENT      CERTIFICATE                BE DELIVERED

BSFP and              Any document required or   Promptly after the
the Counterparty      reasonably requested to    earlier of (i) reasonable
                      allow the other party to   demand by either party or
                      make payments under this   (ii) learning that such
                      Agreement without any      form or document is
                      deduction or withholding   required
                      for or on the account of
                      any Tax or with such
                      deduction or withholding
                      at a reduced rate


(2) Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/        DATE BY WHICH TO      COVERED BY
DELIVER DOCUMENT     CERTIFICATE           BE DELVIERED          SECTION 3(D)
                                                                 REPRESENTATION

BSFP and             Any documents         Upon the execution    Yes
the Counterparty     required by the       and delivery of this
                     receiving party to    Agreement and such
                     evidence the          Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any,
                     for it to execute
                     and deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which
                     it is a party, and
                     to evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, to
                     perform its
                     obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the
                     case may be

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


PARTY REQUIRED TO    FORM/DOCUMENT/        DATE BY WHICH TO      COVERED BY
DELIVER DOCUMENT     CERTIFICATE           BE DELVIERED          SECTION 3(D)
                                                                 REPRESENTATION

BSFP and             A certificate of an   Upon the execution    Yes
the Counterparty     authorized officer    and delivery of this
                     of the party, as to   Agreement and such
                     the incumbency and    Confirmation
                     authority of the
                     respective officers
                     of the party signing
                     this Agreement, any
                     relevant Credit
                     Support Document, or
                     any Confirmation, as
                     the case may be

BSFP                 An opinion of         Upon the execution    Yes
                     counsel with respect  and delivery of this
                     to the due            Agreement and such
                     authorization,        Confirmation
                     execution and
                     enforceability of
                     this Agreement,
                     acceptable to
                     Counterparty.

Counterparty         An executed copy of   Within 30 days after  No
                     the Pooling and       the date of this
                     Servicing Agreement.  Agreement.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

       Address for notices or communications to BSFP:

             Address:      383 Madison Avenue, New York, New York  10179
             Attention:    DPC Manager
             Facsimile:    (212) 272-5823

       with a copy to:

             Address:      One Metrotech Center North, Brooklyn, New York 11201
             Attention:    Derivative Operations - 7th Floor
             Facsimile:    (212) 272-1634

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


             (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

             Wells Fargo Bank, N.A.
             9062 Old Annapolis Road
             Columbia, Maryland 21045
             Attention: Client Manager - SAMI 2006-AR8
             Facsimile: 1-410-715-2380
             Telephone: 1-410-884-2000

       with a copy to:
             c/o The Bank of New York
             4 New York Plaza, 6th Floor
             New York, NY 10004-2477
             Attention: Worldwide Securities Services/Structured
                        Finance Services - SAMI II 2006-AR8
             Attention: Mirela Cabej
             Facsimile: (212) 623-5930
             Telephone: (212) 623-4493

             For all (purposes)

(b)    Process Agent. For the purpose of Section 13(c):

                     BSFP appoints as its
                     Process Agent:                Not Applicable

                     The Counterparty appoints as its
                     Process Agent:                Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

       BSFP is not a Multibranch Party.

       The Counterparty is not a Multibranch Party.

(e)    Calculation Agent. The Calculation Agent is BSFP.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19


(f)    Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)    Credit Support Provider.

       BSFP:                      Not Applicable

       The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-5 Certificates.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

       (g)   Relationship Between Parties.

                     Each party represents to the other party on each date when it enters into a Transaction that:--

             (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

             (2) Evaluation and Understanding.

             (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

             (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

             (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

             (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

             (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

        (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

        (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

        (iv)    take any other action that satisfies the Rating Agency
                Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

             (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 13 of 19


             (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

             (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's.

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:    PAYMENTS TO BSFP:
                                  Citibank N.A., NY
                                  ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                  Sub-account Number: 102-04654-1-3
                                  Attention: Derivatives Department

                                  PAYMENTS TO COUNTERPARTY:
                                  Wells Fargo Bank, N.A.
                                  ABA # 121-000-248
                                  A/C 3970771416
                                  Account Name: SAS Clearing
                                  For further credit to:
                                  Acct # 50961101, Interest Rate Cap Account
                                  SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory



Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer



pwp

Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                                                        NOTIONAL                CAP
                  FROM AND                 TO BUT                         AMOUNT                RATE
                  INCLUDING                EXCLUDING                     (USD)                 (%)
                  Effective Date           25-Nov-2006                  12,201,000.00             100
                  25-Nov-2006              25-Dec-2006                  12,201,000.00            9.24
                  25-Dec-2006              25-Jan-2007                  12,201,000.00            9.01
                  25-Jan-2007              25-Feb-2007                  12,201,000.00            9.11
                  25-Feb-2007              25-Mar-2007                  12,201,000.00           10.08
                  25-Mar-2007              25-Apr-2007                  12,201,000.00            9.11
                  25-Apr-2007              25-May-2007                  12,201,000.00            9.41
                  25-May-2007              25-Jun-2007                  12,201,000.00            9.11
                  25-Jun-2007              25-Jul-2007                  12,201,000.00            9.41
                  25-Jul-2007              25-Aug-2007                  12,201,000.00            9.11
                  25-Aug-2007              25-Sep-2007                  12,201,000.00            9.11
                  25-Sep-2007              25-Oct-2007                  12,201,000.00            9.41
                  25-Oct-2007              25-Nov-2007                  12,201,000.00            9.11
                  25-Nov-2007              25-Dec-2007                  12,201,000.00            9.41
                  25-Dec-2007              25-Jan-2008                  12,201,000.00            9.11
                  25-Jan-2008              25-Feb-2008                  12,201,000.00            9.11
                  25-Feb-2008              25-Mar-2008                  12,201,000.00            9.74
                  25-Mar-2008              25-Apr-2008                  12,201,000.00            9.11
                  25-Apr-2008              25-May-2008                  12,201,000.00            9.41
                  25-May-2008              25-Jun-2008                  12,201,000.00            9.11
                  25-Jun-2008              25-Jul-2008                  12,201,000.00            9.41
                  25-Jul-2008              25-Aug-2008                  12,201,000.00            9.11
                  25-Aug-2008              25-Sep-2008                  12,201,000.00            9.11
                  25-Sep-2008              25-Oct-2008                  12,201,000.00            9.41
                  25-Oct-2008              25-Nov-2008                  12,201,000.00            9.11
                  25-Nov-2008              25-Dec-2008                  12,201,000.00            9.41
                  25-Dec-2008              25-Jan-2009                  12,201,000.00            9.10
                  25-Jan-2009              25-Feb-2009                  12,201,000.00            9.10
                  25-Feb-2009              25-Mar-2009                  12,201,000.00           10.08
                  25-Mar-2009              25-Apr-2009                  12,201,000.00            9.10
                  25-Apr-2009              25-May-2009                  12,201,000.00            9.41
                  25-May-2009              25-Jun-2009                  12,201,000.00            9.10
                  25-Jun-2009              25-Jul-2009                  12,201,000.00            9.41
                  25-Jul-2009              25-Aug-2009                  12,201,000.00            9.10
                  25-Aug-2009              25-Sep-2009                  12,201,000.00            9.10
                  25-Sep-2009              25-Oct-2009                  12,201,000.00            9.41
                  25-Oct-2009              25-Nov-2009                  12,201,000.00            9.10




Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


                  25-Nov-2009              25-Dec-2009                  12,201,000.00            9.41
                  25-Dec-2009              25-Jan-2010                  12,201,000.00            9.10
                  25-Jan-2010              25-Feb-2010                  12,201,000.00            9.10
                  25-Feb-2010              25-Mar-2010                  12,201,000.00           10.08
                  25-Mar-2010              25-Apr-2010                  12,201,000.00            9.10
                  25-Apr-2010              25-May-2010                  12,201,000.00            9.41
                  25-May-2010              25-Jun-2010                  12,201,000.00            9.10
                  25-Jun-2010              25-Jul-2010                  11,968,928.50            9.41
                  25-Jul-2010              25-Aug-2010                  11,679,185.12            9.10
                  25-Aug-2010              25-Sep-2010                  11,396,357.43            9.10
                  25-Sep-2010              25-Oct-2010                  11,120,272.52            9.41
                  25-Oct-2010              25-Nov-2010                  10,850,745.30            9.10
                  25-Nov-2010              25-Dec-2010                  10,587,668.01            9.41
                  25-Dec-2010              25-Jan-2011                  10,330,901.58            9.10
                  25-Jan-2011              25-Feb-2011                  10,080,310.10            9.10
                  25-Feb-2011              25-Mar-2011                   9,835,735.21           10.08
                  25-Mar-2011              25-Apr-2011                   9,597,032.57            9.10
                  25-Apr-2011              25-May-2011                   9,364,073.08            9.41
                  25-May-2011              25-Jun-2011                   9,136,719.31            9.10
                  25-Jun-2011              25-Jul-2011                   8,914,837.11            9.41
                  25-Jul-2011              25-Aug-2011                   8,698,288.72            9.10
                  25-Aug-2011              25-Sep-2011                   8,486,953.40            9.10
                  25-Sep-2011              25-Oct-2011                   8,280,706.36            9.41
                  25-Oct-2011              25-Nov-2011                   8,079,425.80            9.10
                  25-Nov-2011              25-Dec-2011                   7,882,989.60            9.41
                  25-Dec-2011              25-Jan-2012                   7,691,285.03            9.10
                  25-Jan-2012              25-Feb-2012                   7,504,198.80            9.10
                  25-Feb-2012              25-Mar-2012                   7,321,620.30            9.73
                  25-Mar-2012              25-Apr-2012                   7,143,441.57            9.10
                  25-Apr-2012              25-May-2012                   6,969,557.24            9.41
                  25-May-2012              25-Jun-2012                   6,799,864.41            9.10
                  25-Jun-2012              25-Jul-2012                   6,634,262.69            9.41
                  25-Jul-2012              25-Aug-2012                   6,472,654.06            9.10
                  25-Aug-2012              25-Sep-2012                   6,314,942.82            9.10
                  25-Sep-2012              25-Oct-2012                   6,161,035.59            9.41
                  25-Oct-2012              25-Nov-2012                   4,808,672.95            9.10
                  25-Nov-2012              25-Dec-2012                   4,691,416.51            9.41
                  25-Dec-2012              25-Jan-2013                   4,576,989.65            9.10
                  25-Jan-2013              25-Feb-2013                   4,465,324.53            9.10
                  25-Feb-2013              25-Mar-2013                   4,356,354.94           10.08
                  25-Mar-2013              25-Apr-2013                   4,250,016.25            9.10
                  25-Apr-2013              25-May-2013                   4,146,245.36            9.41
                  25-May-2013              25-Jun-2013                   4,044,980.69            9.10
                  25-Jun-2013              25-Jul-2013                   3,946,162.12            9.41
                  25-Jul-2013              25-Aug-2013                   3,849,730.98            9.10
                  25-Aug-2013              25-Sep-2013                   3,755,629.98            9.10




Reference Number: FXSAM68C6
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19

                  25-Sep-2013              25-Oct-2013                   3,663,803.22            9.41
                  25-Oct-2013              25-Nov-2013                   3,574,196.12            9.10
                  25-Nov-2013              25-Dec-2013                   3,486,755.42            9.41
                  25-Dec-2013              25-Jan-2014                   3,401,429.11            9.10
                  25-Jan-2014              25-Feb-2014                   3,318,166.45            9.10
                  25-Feb-2014              25-Mar-2014                   3,236,917.87           10.08
                  25-Mar-2014              25-Apr-2014                   3,157,635.04            9.10
                  25-Apr-2014              25-May-2014                   3,080,270.74            9.41
                  25-May-2014              25-Jun-2014                   3,004,778.90            9.10
                  25-Jun-2014              25-Jul-2014                   2,931,114.55            9.41
                  25-Jul-2014              25-Aug-2014                   2,859,233.79            9.10
                  25-Aug-2014              25-Sep-2014                   2,789,093.76            9.10
                  25-Sep-2014              25-Oct-2014                   2,720,652.64            9.41
                  25-Oct-2014              25-Nov-2014                   2,653,869.61            9.10
                  25-Nov-2014              25-Dec-2014                   2,588,704.81            9.41
                  25-Dec-2014              25-Jan-2015                   2,525,119.36            9.10
                  25-Jan-2015              Termination Date              2,463,075.28            9.10

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                      October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:                 Mirela Cabej
TELEPHONE:                 1-212-623-4493
FACSIMILE:                 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-6 Certificates)

REFERENCE NUMBER(S):       FXSAM68C7

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

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Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19

specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:                     With respect to any Calculation
                                            Period, the lesser of (i) the
                                            amount set forth for such
                                            Calculation Period on Schedule I
                                            attached hereto and (ii) the
                                            aggregate Certificate Principal
                                            Balance of the Class B-6
                                            Certificates as of the first day of
                                            that Calculation Period.

       Trade Date:                          October 26, 2006

       Effective Date:                      October 31, 2006

       Termination Date:                    February 25, 2015, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 October 31, 2006

              Fixed Amount:USD 6,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     The Cap Rate set forth for such
                                            Calculation Period on Schedule I

              Floating Rate Payer
                   Period End Dates:        The 25th calendar day of each month
                                            during the Term of this
                                            Transaction, commencing November
                                            25, 2006 and ending on the
                                            Termination Date, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.


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October 31, 2006
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              Floating Rate Payer
                  Payment Dates:            Early Payment shall be applicable.
                                            The Floating Rate Payer Payment
                                            Dates shall be one Business Day
                                            preceding each Floating Rate Payer
                                            Period End Date.


              Floating Rate Option:         USD-LIBOR-BBA; provided, however,
                                            that if the Floating Rate
                                            determined from such Floating Rate
                                            Option for any Calculation Period
                                            is greater than 10.5% then the
                                            Floating Rate for such Calculation
                                            Period shall be deemed equal to
                                            10.5%

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Act/360

              Reset Dates:                  The first day of each Calculation
                                            Period

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.     Additional Provisions:               1) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the Trade Date of each
                                            Transaction.

                                            2) On each Distribution Date, the
                                            Securities Administrator shall make
                                            available to BSFP via the Securities
                                            Administrator's internet website
                                            (which will initially be located at
                                            http://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement that
                                            indicates the aggregate Certificate
                                            Principal Balance of the Class B-6
                                            Certificates (following application
                                            of any payment in respect of
                                            principal on the Class B-6
                                            Certificates pursuant to the Pooling
                                            and Servicing
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October 31, 2006
Page 4 of 19

                                            Agreement on the Distribution Date
                                            (as defined in the Pooling and
                                            Servicing Agreement) relating to
                                            such Calculation Period). Such
                                            aggregate Certificate Principal
                                            Balance shall be used by BSFP (as
                                            Calculation Agent) as the aggregate
                                            Certificate Principal Balance of
                                            the Class B-6 Certificates for
                                            purposes of calculating the amount,
                                            if any, payable by the Floating
                                            Rate Payer on the next succeeding
                                            Floating Rate Payer Payment Date.
                                            On or after each Reset Date for a
                                            Calculation Period, but in no event
                                            later than the close of business on
                                            the third Business Day preceding
                                            the related Floating Rate Payer
                                            Payment Date, BSFP shall provide
                                            the Securities Administrator and
                                            the Trustee with written notice if
                                            any payment is owed by BSFP to the
                                            Securities Administrator for the
                                            benefit of the related
                                            Certificateholders on such Floating
                                            Rate Payer Payment Date, and the
                                            amount, if any, of such payment.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

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October 31, 2006
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(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(k) "Termination Currency" means United States Dollars.

3) Tax Representations.

       (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

              (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

              (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

              (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

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October 31, 2006
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(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form
Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

             BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

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Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                         DATE BY WHICH TO
                                      CERTIFICATE                            BE DELIVERED

BSFP and                              Any document required or reasonably    Promptly after the earlier of (i)
the Counterparty                      requested to allow the other party     reasonable demand by either party
                                      to make payments under this            or (ii) learning that such form or
                                      Agreement without any deduction or     document is required
                                      withholding for or on the account
                                      of any Tax or with such deduction
                                      or withholding at a reduced rate


(2) Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider, if
                         any, to perform its
                         obligations under this
                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

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Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

BSFP                     An opinion of counsel with      Upon the execution and        Yes
                         respect to the due              delivery of this Agreement
                         authorization, execution and    and such Confirmation
                         enforceability of this
                         Agreement, acceptable to
                         Counterparty.

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.



6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address:          One Metrotech Center North,
                                    Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

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October 31, 2006
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                  (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland 21045
                   Attention: Client Manager - SAMI 2006-AR8
                   Facsimile: 1-410-715-2380
                   Telephone: 1-410-884-2000

       with a copy to:
                   c/o The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004-2477
                   Attention: Worldwide Securities Services/Structured Finance
                              Services - SAMI II 2006-AR8
                        Attention: Mirela Cabej
                        Facsimile: (212) 623-5930
                        Telephone: (212) 623-4493

                        (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

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October 31, 2006
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(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

         BSFP:                      Not Applicable

         The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-6 Certificates.

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October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g) Relationship Between Parties.

                           Each party represents to the other party on each date
when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

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October 31, 2006
Page 12 of 19

10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

       (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;


       (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iv)   take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

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       (ii)   obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iii)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Rating Agency Condition" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

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Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19

(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19

(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  PAYMENTS TO BSFP:
                                Citibank N.A., NY
                                ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account Number: 102-04654-1-3
                                Attention: Derivatives Department

                                PAYMENTS TO COUNTERPARTY:
                                Wells Fargo Bank, N.A.
                                ABA # 121-000-248
                                A/C 3970771416
                                Account Name: SAS Clearing
                                For further credit to:
                                Acct # 50961101, Interest Rate Cap Account
                                SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer

pwp

Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19

                                   SCHEDULE I
               (all such dates subject to adjustment in accordance
                       with the Business Day Convention)

                                                                     CAP
   FROM AND INCLUDING       TO BUT EXCLUDING      NOTIONAL AMOUNT    RATE
                                                       (USD)          (%)
     Effective Date           25-Nov-2006           8,715,000.00      100
      25-Nov-2006             25-Dec-2006           8,715,000.00     9.24
      25-Dec-2006             25-Jan-2007           8,715,000.00     9.01
      25-Jan-2007             25-Feb-2007           8,715,000.00     9.11
      25-Feb-2007             25-Mar-2007           8,715,000.00    10.08
      25-Mar-2007             25-Apr-2007           8,715,000.00     9.11
      25-Apr-2007             25-May-2007           8,715,000.00     9.41
      25-May-2007             25-Jun-2007           8,715,000.00     9.11
      25-Jun-2007             25-Jul-2007           8,715,000.00     9.41
      25-Jul-2007             25-Aug-2007           8,715,000.00     9.11
      25-Aug-2007             25-Sep-2007           8,715,000.00     9.11
      25-Sep-2007             25-Oct-2007           8,715,000.00     9.41
      25-Oct-2007             25-Nov-2007           8,715,000.00     9.11
      25-Nov-2007             25-Dec-2007           8,715,000.00     9.41
      25-Dec-2007             25-Jan-2008           8,715,000.00     9.11
      25-Jan-2008             25-Feb-2008           8,715,000.00     9.11
      25-Feb-2008             25-Mar-2008           8,715,000.00     9.74
      25-Mar-2008             25-Apr-2008           8,715,000.00     9.11
      25-Apr-2008             25-May-2008           8,715,000.00     9.41
      25-May-2008             25-Jun-2008           8,715,000.00     9.11
      25-Jun-2008             25-Jul-2008           8,715,000.00     9.41
      25-Jul-2008             25-Aug-2008           8,715,000.00     9.11
      25-Aug-2008             25-Sep-2008           8,715,000.00     9.11
      25-Sep-2008             25-Oct-2008           8,715,000.00     9.41
      25-Oct-2008             25-Nov-2008           8,715,000.00     9.11
      25-Nov-2008             25-Dec-2008           8,715,000.00     9.41
      25-Dec-2008             25-Jan-2009           8,715,000.00     9.10
      25-Jan-2009             25-Feb-2009           8,715,000.00     9.10
      25-Feb-2009             25-Mar-2009           8,715,000.00    10.08
      25-Mar-2009             25-Apr-2009           8,715,000.00     9.10
      25-Apr-2009             25-May-2009           8,715,000.00     9.41
      25-May-2009             25-Jun-2009           8,715,000.00     9.10
      25-Jun-2009             25-Jul-2009           8,715,000.00     9.41
      25-Jul-2009             25-Aug-2009           8,715,000.00     9.10
      25-Aug-2009             25-Sep-2009           8,715,000.00     9.10
      25-Sep-2009             25-Oct-2009           8,715,000.00     9.41
      25-Oct-2009             25-Nov-2009           8,715,000.00     9.10

Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


      25-Nov-2009             25-Dec-2009           8,715,000.00     9.41
      25-Dec-2009             25-Jan-2010           8,715,000.00     9.10
      25-Jan-2010             25-Feb-2010           8,715,000.00     9.10
      25-Feb-2010             25-Mar-2010           8,715,000.00    10.08
      25-Mar-2010             25-Apr-2010           8,715,000.00     9.10
      25-Apr-2010             25-May-2010           8,715,000.00     9.41
      25-May-2010             25-Jun-2010           8,715,000.00     9.10
      25-Jun-2010             25-Jul-2010           8,549,234.64     9.41
      25-Jul-2010             25-Aug-2010           8,342,275.09     9.10
      25-Aug-2010             25-Sep-2010           8,140,255.31     9.10
      25-Sep-2010             25-Oct-2010           7,943,051.80     9.41
      25-Oct-2010             25-Nov-2010           7,750,532.35     9.10
      25-Nov-2010             25-Dec-2010           7,562,620.01     9.41
      25-Dec-2010             25-Jan-2011           7,379,215.41     9.10
      25-Jan-2011             25-Feb-2011           7,200,221.50     9.10
      25-Feb-2011             25-Mar-2011           7,025,525.15    10.08
      25-Mar-2011             25-Apr-2011           6,855,023.26     9.10
      25-Apr-2011             25-May-2011           6,688,623.63     9.41
      25-May-2011             25-Jun-2011           6,526,228.08     9.10
      25-Jun-2011             25-Jul-2011           6,367,740.80     9.41
      25-Jul-2011             25-Aug-2011           6,213,063.37     9.10
      25-Aug-2011             25-Sep-2011           6,062,109.57     9.10
      25-Sep-2011             25-Oct-2011           5,914,790.26     9.41
      25-Oct-2011             25-Nov-2011           5,771,018.43     9.10
      25-Nov-2011             25-Dec-2011           5,630,706.86     9.41
      25-Dec-2011             25-Jan-2012           5,493,775.02     9.10
      25-Jan-2012             25-Feb-2012           5,360,142.00     9.10
      25-Feb-2012             25-Mar-2012           5,229,728.79     9.73
      25-Mar-2012             25-Apr-2012           5,102,458.27     9.10
      25-Apr-2012             25-May-2012           4,978,255.17     9.41
      25-May-2012             25-Jun-2012           4,857,046.01     9.10
      25-Jun-2012             25-Jul-2012           4,738,759.07     9.41
      25-Jul-2012             25-Aug-2012           4,623,324.33     9.10
      25-Aug-2012             25-Sep-2012           4,510,673.44     9.10
      25-Sep-2012             25-Oct-2012           4,400,739.70     9.41
      25-Oct-2012             25-Nov-2012           3,434,766.39     9.10
      25-Nov-2012             25-Dec-2012           3,351,011.79     9.41
      25-Dec-2012             25-Jan-2013           3,269,278.32     9.10
      25-Jan-2013             25-Feb-2013           3,189,517.52     9.10
      25-Feb-2013             25-Mar-2013           3,111,682.10    10.08
      25-Mar-2013             25-Apr-2013           3,035,725.89     9.10
      25-Apr-2013             25-May-2013           2,961,603.83     9.41
      25-May-2013             25-Jun-2013           2,889,271.92     9.10
      25-Jun-2013             25-Jul-2013           2,818,687.23     9.41
      25-Jul-2013             25-Aug-2013           2,749,807.84     9.10
      25-Aug-2013             25-Sep-2013           2,682,592.84     9.10

Reference Number: FXSAM68C7
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19

      25-Sep-2013             25-Oct-2013           2,617,002.30     9.41
      25-Oct-2013             25-Nov-2013           2,552,997.23     9.10
      25-Nov-2013             25-Dec-2013           2,490,539.59     9.41
      25-Dec-2013             25-Jan-2014           2,429,592.22     9.10
      25-Jan-2014             25-Feb-2014           2,370,118.89     9.10
      25-Feb-2014             25-Mar-2014           2,312,084.20    10.08
      25-Mar-2014             25-Apr-2014           2,255,453.60     9.10
      25-Apr-2014             25-May-2014           2,200,193.39     9.41
      25-May-2014             25-Jun-2014           2,146,270.65     9.10
      25-Jun-2014             25-Jul-2014           2,093,653.25     9.41
      25-Jul-2014             25-Aug-2014           2,042,309.85     9.10
      25-Aug-2014             25-Sep-2014           1,992,209.83     9.10
      25-Sep-2014             25-Oct-2014           1,943,323.31     9.41
      25-Oct-2014             25-Nov-2014           1,895,621.15     9.10
      25-Nov-2014             25-Dec-2014           1,849,074.87     9.41
      25-Dec-2014             25-Jan-2015           1,803,656.68     9.10
      25-Jan-2015           Termination Date        1,759,339.48     9.10

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:                 Mirela Cabej
                           TELEPHONE: 1-212-623-4493
                           FACSIMILE: 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-7 Certificates)

REFERENCE NUMBER(S):       FXSAM68C8

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19

specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:                     With respect to any
                                            Calculation Period, the lesser of
                                            (i) the amount set forth for such
                                            Calculation Period on Schedule I
                                            attached hereto and (ii) the
                                            aggregate Certificate Principal
                                            Balance of the Class B-7
                                            Certificates as of the first day of
                                            that Calculation Period.

       Trade Date:                          October 26, 2006

       Effective Date:                      October 31, 2006

       Termination Date:                    February 25, 2015, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 October 31, 2006

              Fixed Amount:                 USD 6,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     The Cap Rate set forth for such
                                            Calculation Period on Schedule I

              Floating Rate Payer
                   Period End Dates:        The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing November 25,
                                            2006 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19


              Floating Rate Payer
              Payment Dates:                Early Payment shall be
                                            applicable. The Floating Rate Payer
                                            Payment Dates shall be one Business
                                            Day preceding each Floating Rate
                                            Payer Period End Date.


              Floating Rate Option:         USD-LIBOR-BBA;
                                            provided, however, that if the
                                            Floating Rate determined from such
                                            Floating Rate Option for any
                                            Calculation Period is greater than
                                            10.5% then the Floating Rate for
                                            such Calculation Period shall be
                                            deemed equal to 10.5%

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Act/360

              Reset Dates:                  The first day of each Calculation
                                            Period

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.     Additional Provisions:               1) Each party hereto is hereby
                                            advised  and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the Trade Date of each
                                            Transaction.

                                            2) On each Distribution Date, the
                                            Securities Administrator shall make
                                            available to BSFP via the Securities
                                            Administrator's internet website
                                            (which will initially be located at
                                            http://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement that
                                            indicates the aggregate Certificate
                                            Principal Balance of the Class B-7
                                            Certificates (following application
                                            of any payment in respect of
                                            principal on the Class B-7
                                            Certificates pursuant to the Pooling
                                            and Servicing

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19

                                            Agreement on the Distribution
                                            Date (as defined in the
                                            Pooling and Servicing Agreement)
                                            relating to such Calculation
                                            Period). Such aggregate Certificate
                                            Principal Balance shall be used by
                                            BSFP (as Calculation Agent) as the
                                            aggregate Certificate Principal
                                            Balance of the Class B-7
                                            Certificates for purposes of
                                            calculating the amount, if any,
                                            payable by the Floating Rate Payer
                                            on the next succeeding Floating Rate
                                            Payer Payment Date. On or after each
                                            Reset Date for a Calculation Period,
                                            but in no event later than the close
                                            of business on the third Business
                                            Day preceding the related Floating
                                            Rate Payer Payment Date, BSFP shall
                                            provide the Securities Administrator
                                            and the Trustee with written notice
                                            if any payment is owed by BSFP to
                                            the Securities Administrator for the
                                            benefit of the related
                                            Certificateholders on such Floating
                                            Rate Payer Payment Date, and the
                                            amount, if any, of such payment.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19


(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i)  Market Quotation will apply.

         (ii) The Second Method will apply.

(k)     "Termination Currency" means United States Dollars.

3)      Tax Representations.

         (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                           (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                           (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                           (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

         BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19

PARTY REQUIRED TO DELIVER             FORM/DOCUMENT/                     DATE BY WHICH TO
DOCUMENT                              CERTIFICATE                        BE DELIVERED

BSFP and                              Any document required or           Promptly after the earlier of (i)
the Counterparty                      reasonably requested to            reasonable demand by either party or
                                      allow other party to make          (ii)learning that such form or
                                      the payments under this            document is required
                                      Agreement without any
                                      deduction or withholding
                                      for or on the account of
                                      any Tax or with such
                                      deduction or withholding
                                      at a reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider, if
                         any, to perform its
                         obligations under this
                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be



Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

BSFP                     An opinion of counsel with      Upon the execution and        Yes
                         respect to the due              delivery of this Agreement
                         authorization, execution and    and such Confirmation
                         enforceability of this
                         Agreement, acceptable to
                         Counterparty.

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

             Address:     383 Madison Avenue, New York, New York  10179
             Attention:   DPC Manager
             Facsimile:   (212) 272-5823

         with a copy to:

             Address:     One Metrotech Center North, Brooklyn, New York 11201
             Attention:   Derivative Operations - 7th Floor
             Facsimile:   (212) 272-1634

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


             (For all purposes)

         Address for notices or communications to the Securities Administrator and the Counterparty:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland 21045
                   Attention: Client Manager - SAMI 2006-AR8
                   Facsimile: 1-410-715-2380
                   Telephone: 1-410-884-2000

         with a copy to:
                   c/o The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004-2477
                   Attention: Worldwide Securities Services/Structured Finance
                              Services - SAMI II 2006-AR8
                   Attention: Mirela Cabej
                   Facsimile: (212) 623-5930
                   Telephone: (212) 623-4493

                  (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e)      Calculation Agent. The Calculation Agent is BSFP.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19


(f)      Credit Support Document. Not applicable for either BSFP or the
         Counterparty.

(g)      Credit Support Provider.

         BSFP:                      Not Applicable

         The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-7 Certificates.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g)      Relationship Between Parties.

                       Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

         (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

         (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iv)     take any other action that satisfies the Rating Agency
                  Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 13 of 19


         (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iii)    take any other action that satisfies the Rating Agency
                  Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19



(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE
OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:   PAYMENTS TO BSFP:
                                 Citibank N.A., NY
                                 ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                 Account Number: 0925-3186, for further
                                 credit to Bear Stearns Financial Products Inc.
                                 Sub-account Number: 102-04654-1-3
                                 Attention: Derivatives Department

                                 PAYMENTS TO COUNTERPARTY:
                                 Wells Fargo Bank, N.A.
                                 ABA # 121-000-248
                                 A/C 3970771416
                                 Account Name: SAS Clearing
                                 For further credit to:
                                 Acct # 50961101, Interest Rate Cap
                                 Account SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19





We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer



pwp

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
      (all such dates subject to adjustment in accordance with the Business
                                Day Convention)



                                                        NOTIONAL        CAP
              FROM AND              TO BUT               AMOUNT        RATE
             INCLUDING             EXCLUDING             (USD)          (%)
           Effective Date         25-Nov-2006         8,715,000.00      100
            25-Nov-2006           25-Dec-2006         8,715,000.00     9.24
            25-Dec-2006           25-Jan-2007         8,715,000.00     9.01
            25-Jan-2007           25-Feb-2007         8,715,000.00     9.11
            25-Feb-2007           25-Mar-2007         8,715,000.00    10.08
            25-Mar-2007           25-Apr-2007         8,715,000.00     9.11
            25-Apr-2007           25-May-2007         8,715,000.00     9.41
            25-May-2007           25-Jun-2007         8,715,000.00     9.11
            25-Jun-2007           25-Jul-2007         8,715,000.00     9.41
            25-Jul-2007           25-Aug-2007         8,715,000.00     9.11
            25-Aug-2007           25-Sep-2007         8,715,000.00     9.11
            25-Sep-2007           25-Oct-2007         8,715,000.00     9.41
            25-Oct-2007           25-Nov-2007         8,715,000.00     9.11
            25-Nov-2007           25-Dec-2007         8,715,000.00     9.41
            25-Dec-2007           25-Jan-2008         8,715,000.00     9.11
            25-Jan-2008           25-Feb-2008         8,715,000.00     9.11
            25-Feb-2008           25-Mar-2008         8,715,000.00     9.74
            25-Mar-2008           25-Apr-2008         8,715,000.00     9.11
            25-Apr-2008           25-May-2008         8,715,000.00     9.41
            25-May-2008           25-Jun-2008         8,715,000.00     9.11
            25-Jun-2008           25-Jul-2008         8,715,000.00     9.41
            25-Jul-2008           25-Aug-2008         8,715,000.00     9.11
            25-Aug-2008           25-Sep-2008         8,715,000.00     9.11
            25-Sep-2008           25-Oct-2008         8,715,000.00     9.41
            25-Oct-2008           25-Nov-2008         8,715,000.00     9.11
            25-Nov-2008           25-Dec-2008         8,715,000.00     9.41
            25-Dec-2008           25-Jan-2009         8,715,000.00     9.10
            25-Jan-2009           25-Feb-2009         8,715,000.00     9.10
            25-Feb-2009           25-Mar-2009         8,715,000.00    10.08
            25-Mar-2009           25-Apr-2009         8,715,000.00     9.10
            25-Apr-2009           25-May-2009         8,715,000.00     9.41
            25-May-2009           25-Jun-2009         8,715,000.00     9.10
            25-Jun-2009           25-Jul-2009         8,715,000.00     9.41
            25-Jul-2009           25-Aug-2009         8,715,000.00     9.10
            25-Aug-2009           25-Sep-2009         8,715,000.00     9.10
            25-Sep-2009           25-Oct-2009         8,715,000.00     9.41
            25-Oct-2009           25-Nov-2009         8,715,000.00     9.10

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19

            25-Nov-2009           25-Dec-2009         8,715,000.00     9.41
            25-Dec-2009           25-Jan-2010         8,715,000.00     9.10
            25-Jan-2010           25-Feb-2010         8,715,000.00     9.10
            25-Feb-2010           25-Mar-2010         8,715,000.00    10.08
            25-Mar-2010           25-Apr-2010         8,715,000.00     9.10
            25-Apr-2010           25-May-2010         8,715,000.00     9.41
            25-May-2010           25-Jun-2010         8,715,000.00     9.10
            25-Jun-2010           25-Jul-2010         8,549,234.64     9.41
            25-Jul-2010           25-Aug-2010         8,342,275.09     9.10
            25-Aug-2010           25-Sep-2010         8,140,255.31     9.10
            25-Sep-2010           25-Oct-2010         7,943,051.80     9.41
            25-Oct-2010           25-Nov-2010         7,750,532.35     9.10
            25-Nov-2010           25-Dec-2010         7,562,620.01     9.41
            25-Dec-2010           25-Jan-2011         7,379,215.41     9.10
            25-Jan-2011           25-Feb-2011         7,200,221.50     9.10
            25-Feb-2011           25-Mar-2011         7,025,525.15    10.08
            25-Mar-2011           25-Apr-2011         6,855,023.26     9.10
            25-Apr-2011           25-May-2011         6,688,623.63     9.41
            25-May-2011           25-Jun-2011         6,526,228.08     9.10
            25-Jun-2011           25-Jul-2011         6,367,740.80     9.41
            25-Jul-2011           25-Aug-2011         6,213,063.37     9.10
            25-Aug-2011           25-Sep-2011         6,062,109.57     9.10
            25-Sep-2011           25-Oct-2011         5,914,790.26     9.41
            25-Oct-2011           25-Nov-2011         5,771,018.43     9.10
            25-Nov-2011           25-Dec-2011         5,630,706.86     9.41
            25-Dec-2011           25-Jan-2012         5,493,775.02     9.10
            25-Jan-2012           25-Feb-2012         5,360,142.00     9.10
            25-Feb-2012           25-Mar-2012         5,229,728.79     9.73
            25-Mar-2012           25-Apr-2012         5,102,458.27     9.10
            25-Apr-2012           25-May-2012         4,978,255.17     9.41
            25-May-2012           25-Jun-2012         4,857,046.01     9.10
            25-Jun-2012           25-Jul-2012         4,738,759.07     9.41
            25-Jul-2012           25-Aug-2012         4,623,324.33     9.10
            25-Aug-2012           25-Sep-2012         4,510,673.44     9.10
            25-Sep-2012           25-Oct-2012         4,400,739.70     9.41
            25-Oct-2012           25-Nov-2012         3,434,766.39     9.10
            25-Nov-2012           25-Dec-2012         3,351,011.79     9.41
            25-Dec-2012           25-Jan-2013         3,269,278.32     9.10
            25-Jan-2013           25-Feb-2013         3,189,517.52     9.10
            25-Feb-2013           25-Mar-2013         3,111,682.10    10.08
            25-Mar-2013           25-Apr-2013         3,035,725.89     9.10
            25-Apr-2013           25-May-2013         2,961,603.83     9.41
            25-May-2013           25-Jun-2013         2,889,271.92     9.10
            25-Jun-2013           25-Jul-2013         2,818,687.23     9.41
            25-Jul-2013           25-Aug-2013         2,749,807.84     9.10
            25-Aug-2013           25-Sep-2013         2,682,592.84     9.10

Reference Number: FXSAM68C8
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19


            25-Sep-2013           25-Oct-2013         2,617,002.30     9.41
            25-Oct-2013           25-Nov-2013         2,552,997.23     9.10
            25-Nov-2013           25-Dec-2013         2,490,539.59     9.41
            25-Dec-2013           25-Jan-2014         2,429,592.22     9.10
            25-Jan-2014           25-Feb-2014         2,370,118.89     9.10
            25-Feb-2014           25-Mar-2014         2,312,084.20    10.08
            25-Mar-2014           25-Apr-2014         2,255,453.60     9.10
            25-Apr-2014           25-May-2014         2,200,193.39     9.41
            25-May-2014           25-Jun-2014         2,146,270.65     9.10
            25-Jun-2014           25-Jul-2014         2,093,653.25     9.41
            25-Jul-2014           25-Aug-2014         2,042,309.85     9.10
            25-Aug-2014           25-Sep-2014         1,992,209.83     9.10
            25-Sep-2014           25-Oct-2014         1,943,323.31     9.41
            25-Oct-2014           25-Nov-2014         1,895,621.15     9.10
            25-Nov-2014           25-Dec-2014         1,849,074.87     9.41
            25-Dec-2014           25-Jan-2015         1,803,656.68     9.10
            25-Jan-2015         Termination Date      1,759,339.48     9.10

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                   October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:              Mirela Cabej
                        TELEPHONE: 1-212-623-4493
                        FACSIMILE: 1-212-623-5930

FROM:                   Derivatives Documentation
TELEPHONE:              212-272-2711
FACSIMILE:              212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-8 Certificates)

REFERENCE NUMBER(S):    FXSAM68C9

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

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Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:               Rate Cap

       Notional Amount:                   With respect to any
                                          Calculation Period, the lesser of
                                          (i) the amount set forth for such
                                          Calculation Period on Schedule I
                                          attached hereto and (ii) the
                                          aggregate Certificate Principal
                                          Balance of the Class B-8
                                          Certificates as of the first day of
                                          that Calculation Period.

       Trade Date:                        October 26, 2006

       Effective Date:                    October 31, 2006

       Termination Date:                  February  25,  2015,   subject  to
                                          adjustment  in  accordance  with  the
                                          Business  Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:           Counterparty

              Fixed Rate Payer
              Payment Date:               October 31, 2006

              Fixed Amount:USD            6,000

       FLOATING AMOUNTS:

              Floating Rate Payer:        BSFP

              Cap Rate:                   The Cap Rate set forth for such
                                          Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:           The 25th calendar day of
                                          each month during the Term of this
                                          Transaction, commencing November 25,
                                          2006 and ending on the Termination
                                          Date, subject to adjustment in
                                          accordance with the Business Day
                                          Convention.



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October 31, 2006
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              Floating Rate Payer
              Payment Dates:                Early Payment shall be
                                            applicable. The Floating Rate Payer
                                            Payment Dates shall be one Business
                                            Day preceding each Floating Rate
                                            Payer Period End Date.


              Floating Rate Option:         USD-LIBOR-BBA;
                                            provided, however, that if the
                                            Floating Rate determined from such
                                            Floating Rate Option for any
                                            Calculation Period is greater than
                                            10.5% then the Floating Rate for
                                            such Calculation Period shall be
                                            deemed equal to 10.5%

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Act/360

              Reset Dates:                  The first day of each Calculation
                                            Period

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.     Additional Provisions:               1) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the Trade Date of each
                                            Transaction.

                                            2) On each Distribution Date, the
                                            Securities Administrator shall make
                                            available to BSFP via the Securities
                                            Administrator's internet website
                                            (which will initially be located at
                                            http://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement that
                                            indicates the aggregate Certificate
                                            Principal Balance of the Class B-8
                                            Certificates (following application
                                            of any payment in respect of
                                            principal on the Class B-8
                                            Certificates pursuant to the Pooling
                                            and Servicing Agreement on the
                                            Distribution Date (as defined in the
                                            Pooling and Servicing


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October 31, 2006
Page 4 of 19

                                             Agreement) relating to such
                                             Calculation Period). Such aggregate
                                             Certificate Principal Balance shall
                                             be used by BSFP (as Calculation
                                             Agent) as the aggregate Certificate
                                             Principal Balance of the Class B-8
                                             Certificates for purposes of
                                             calculating the amount, if any,
                                             payable by the Floating Rate Payer
                                             on the next succeeding Floating
                                             Rate Payer Payment Date. On or
                                             after each Reset Date for a
                                             Calculation Period, but in no event
                                             later than the close of business on
                                             the third Business Day preceding
                                             the related Floating Rate Payer
                                             Payment Date, BSFP shall provide
                                             the Securities Administrator and
                                             the Trustee with written notice if
                                             any payment is owed by BSFP to the
                                             Securities Administrator for the
                                             benefit of the related
                                             Certificateholders on such Floating
                                             Rate Payer Payment Date, and the
                                             amount, if any, of such payment.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.



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October 31, 2006
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(h)  The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(k) "Termination Currency" means United States Dollars.

3)  Tax Representations.

         (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                           (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                           (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                           (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.


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October 31, 2006
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(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form
Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

             BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York


4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:


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Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19


PARTY REQUIRED TO DELIVER        FORM/DOCUMENT/                          DATE BY WHICH TO
DOCUMENT                         CERTIFICATE                             BE DELIVERED

BSFP and                         Any document required or                Promptly after the earlier of (i) reasonable
the Counterparty                 reasonably requested to allow           demand by either party or (ii) learning that
                                 the   other    party   to   make        such form or document is required
                                 payments  under  this  Agreement
                                 without   any    deduction    or
                                 withholding   for   or  on   the
                                 account  of any Tax or with such
                                 deduction  or  withholding  at a
                                 reduced rate

(2) Other documents to be delivered are:


PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider, if
                         any, to perform its
                         obligations under this
                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be


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October 31, 2006
Page 8 of 19



PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

BSFP                     An opinion of counsel with      Upon the execution and        Yes
                         respect to the due              delivery of this Agreement
                         authorization, execution and    and such Confirmation
                         enforceability of this
                         Agreement, acceptable to
                         Counterparty.

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

              Address:     383 Madison Avenue, New York, New York  10179
              Attention:   DPC Manager
              Facsimile:   (212) 272-5823

         with a copy to:

              Address:     One Metrotech Center North, Brooklyn, New York 11201
              Attention:   Derivative Operations - 7th Floor
              Facsimile:   (212) 272-1634



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Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19


              (For all purposes)

         Address for notices or communications to the Securities Administrator and the Counterparty:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland 21045
                   Attention: Client Manager - SAMI 2006-AR8
                   Facsimile: 1-410-715-2380
                   Telephone: 1-410-884-2000

         with a copy to:
                   c/o The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004-2477
                   Attention: Worldwide Securities Services/Structured Finance
                              Services - SAMI II 2006-AR8
                   Attention: Mirela Cabej
                   Facsimile: (212) 623-5930
                   Telephone: (212) 623-4493

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.


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October 31, 2006
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(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

         BSFP:                      Not Applicable

         The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-8 Certificates.


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7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form
Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g) Relationship Between Parties.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.


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October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

         (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

         (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iv)     take any other action that satisfies the Rating Agency
                  Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;


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October 31, 2006
Page 13 of 19


         (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iii)    take any other action that satisfies the Rating Agency
                  Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.


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October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE
OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  PAYMENTS TO BSFP:
                                Citibank N.A., NY
                                ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc. Sub-account Number: 102-04654-1-3
                                Attention: Derivatives Department

                                PAYMENTS TO COUNTERPARTY:
                                Wells Fargo Bank, N.A.
                                ABA # 121-000-248
                                A/C 3970771416
                                Account Name: SAS Clearing
                                For further credit to:
                                Acct # 50961101, Interest Rate Cap Account
                                SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19







We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer



pwp

Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19




                                   SCHEDULE I
    (all such dates subject to adjustment in accordance with the Business Day
                                  Convention)



                                                          NOTIONAL        CAP
            FROM AND               TO BUT                  AMOUNT        RATE
           INCLUDING             EXCLUDING                 (USD)          (%)
         Effective Date         25-Nov-2006             8,715,000.00      100
          25-Nov-2006           25-Dec-2006             8,715,000.00     9.24
          25-Dec-2006           25-Jan-2007             8,715,000.00     9.01
          25-Jan-2007           25-Feb-2007             8,715,000.00     9.11
          25-Feb-2007           25-Mar-2007             8,715,000.00    10.08
          25-Mar-2007           25-Apr-2007             8,715,000.00     9.11
          25-Apr-2007           25-May-2007             8,715,000.00     9.41
          25-May-2007           25-Jun-2007             8,715,000.00     9.11
          25-Jun-2007           25-Jul-2007             8,715,000.00     9.41
          25-Jul-2007           25-Aug-2007             8,715,000.00     9.11
          25-Aug-2007           25-Sep-2007             8,715,000.00     9.11
          25-Sep-2007           25-Oct-2007             8,715,000.00     9.41
          25-Oct-2007           25-Nov-2007             8,715,000.00     9.11
          25-Nov-2007           25-Dec-2007             8,715,000.00     9.41
          25-Dec-2007           25-Jan-2008             8,715,000.00     9.11
          25-Jan-2008           25-Feb-2008             8,715,000.00     9.11
          25-Feb-2008           25-Mar-2008             8,715,000.00     9.74
          25-Mar-2008           25-Apr-2008             8,715,000.00     9.11
          25-Apr-2008           25-May-2008             8,715,000.00     9.41
          25-May-2008           25-Jun-2008             8,715,000.00     9.11
          25-Jun-2008           25-Jul-2008             8,715,000.00     9.41
          25-Jul-2008           25-Aug-2008             8,715,000.00     9.11
          25-Aug-2008           25-Sep-2008             8,715,000.00     9.11
          25-Sep-2008           25-Oct-2008             8,715,000.00     9.41
          25-Oct-2008           25-Nov-2008             8,715,000.00     9.11
          25-Nov-2008           25-Dec-2008             8,715,000.00     9.41
          25-Dec-2008           25-Jan-2009             8,715,000.00     9.10
          25-Jan-2009           25-Feb-2009             8,715,000.00     9.10
          25-Feb-2009           25-Mar-2009             8,715,000.00    10.08
          25-Mar-2009           25-Apr-2009             8,715,000.00     9.10
          25-Apr-2009           25-May-2009             8,715,000.00     9.41
          25-May-2009           25-Jun-2009             8,715,000.00     9.10
          25-Jun-2009           25-Jul-2009             8,715,000.00     9.41
          25-Jul-2009           25-Aug-2009             8,715,000.00     9.10
          25-Aug-2009           25-Sep-2009             8,715,000.00     9.10
          25-Sep-2009           25-Oct-2009             8,715,000.00     9.41
          25-Oct-2009           25-Nov-2009             8,715,000.00     9.10

Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


          25-Nov-2009           25-Dec-2009             8,715,000.00     9.41
          25-Dec-2009           25-Jan-2010             8,715,000.00     9.10
          25-Jan-2010           25-Feb-2010             8,715,000.00     9.10
          25-Feb-2010           25-Mar-2010             8,715,000.00    10.08
          25-Mar-2010           25-Apr-2010             8,715,000.00     9.10
          25-Apr-2010           25-May-2010             8,715,000.00     9.41
          25-May-2010           25-Jun-2010             8,715,000.00     9.10
          25-Jun-2010           25-Jul-2010             8,549,234.64     9.41
          25-Jul-2010           25-Aug-2010             8,342,275.09     9.10
          25-Aug-2010           25-Sep-2010             8,140,255.31     9.10
          25-Sep-2010           25-Oct-2010             7,943,051.80     9.41
          25-Oct-2010           25-Nov-2010             7,750,532.35     9.10
          25-Nov-2010           25-Dec-2010             7,562,620.01     9.41
          25-Dec-2010           25-Jan-2011             7,379,215.41     9.10
          25-Jan-2011           25-Feb-2011             7,200,221.50     9.10
          25-Feb-2011           25-Mar-2011             7,025,525.15    10.08
          25-Mar-2011           25-Apr-2011             6,855,023.26     9.10
          25-Apr-2011           25-May-2011             6,688,623.63     9.41
          25-May-2011           25-Jun-2011             6,526,228.08     9.10
          25-Jun-2011           25-Jul-2011             6,367,740.80     9.41
          25-Jul-2011           25-Aug-2011             6,213,063.37     9.10
          25-Aug-2011           25-Sep-2011             6,062,109.57     9.10
          25-Sep-2011           25-Oct-2011             5,914,790.26     9.41
          25-Oct-2011           25-Nov-2011             5,771,018.43     9.10
          25-Nov-2011           25-Dec-2011             5,630,706.86     9.41
          25-Dec-2011           25-Jan-2012             5,493,775.02     9.10
          25-Jan-2012           25-Feb-2012             5,360,142.00     9.10
          25-Feb-2012           25-Mar-2012             5,229,728.79     9.73
          25-Mar-2012           25-Apr-2012             5,102,458.27     9.10
          25-Apr-2012           25-May-2012             4,978,255.17     9.41
          25-May-2012           25-Jun-2012             4,857,046.01     9.10
          25-Jun-2012           25-Jul-2012             4,738,759.07     9.41
          25-Jul-2012           25-Aug-2012             4,623,324.33     9.10
          25-Aug-2012           25-Sep-2012             4,510,673.44     9.10
          25-Sep-2012           25-Oct-2012             4,400,739.70     9.41
          25-Oct-2012           25-Nov-2012             3,434,766.39     9.10
          25-Nov-2012           25-Dec-2012             3,351,011.79     9.41
          25-Dec-2012           25-Jan-2013             3,269,278.32     9.10
          25-Jan-2013           25-Feb-2013             3,189,517.52     9.10
          25-Feb-2013           25-Mar-2013             3,111,682.10    10.08
          25-Mar-2013           25-Apr-2013             3,035,725.89     9.10
          25-Apr-2013           25-May-2013             2,961,603.83     9.41
          25-May-2013           25-Jun-2013             2,889,271.92     9.10
          25-Jun-2013           25-Jul-2013             2,818,687.23     9.41
          25-Jul-2013           25-Aug-2013             2,749,807.84     9.10
          25-Aug-2013           25-Sep-2013             2,682,592.84     9.10

Reference Number:  FXSAM68C9
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19


          25-Sep-2013           25-Oct-2013             2,617,002.30     9.41
          25-Oct-2013           25-Nov-2013             2,552,997.23     9.10
          25-Nov-2013           25-Dec-2013             2,490,539.59     9.41
          25-Dec-2013           25-Jan-2014             2,429,592.22     9.10
          25-Jan-2014           25-Feb-2014             2,370,118.89     9.10
          25-Feb-2014           25-Mar-2014             2,312,084.20    10.08
          25-Mar-2014           25-Apr-2014             2,255,453.60     9.10
          25-Apr-2014           25-May-2014             2,200,193.39     9.41
          25-May-2014           25-Jun-2014             2,016,359.20     9.10
          25-Jun-2014           25-Jul-2014             1,753,272.55     9.41
          25-Jul-2014           25-Aug-2014             1,496,555.84     9.10
          25-Aug-2014           25-Sep-2014             1,246,056.04     9.10
          25-Sep-2014           25-Oct-2014             1,001,623.78     9.41
          25-Oct-2014           25-Nov-2014               763,113.25     9.10
          25-Nov-2014           25-Dec-2014               530,382.12     9.41
          25-Dec-2014           25-Jan-2015               303,291.49     9.10
          25-Jan-2015         Termination Date             81,705.77     9.10

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:                 Mirela Cabej
                           TELEPHONE: 1-212-623-4493
                           FACSIMILE: 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class B-9 Certificates)

REFERENCE NUMBER(S):       FXSAM68C10

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation], entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless

Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19

specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional                             Amount: With respect to any
                                            Calculation Period, the lesser of
                                            (i) the amount set forth for such
                                            Calculation Period on Schedule I
                                            attached hereto and (ii) the
                                            aggregate Certificate Principal
                                            Balance of the Class B-9
                                            Certificates as of the first day of
                                            that Calculation Period.

       Trade Date:                          October 26, 2006

       Effective Date:                      October 31, 2006

       Termination Date:                    May 25, 2014, subject to adjustment
                                            in accordance with the Business Day
                                            Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 October 31, 2006

              Fixed Amount:                 USD 6,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     The Cap Rate set forth for such
                                            Calculation Period on Schedule I

              Floating Rate Payer
                   Period End Dates:        The 25th calendar day of each month
                                            during the Term of this
                                            Transaction, commencing November
                                            25, 2006 and ending on the
                                            Termination Date, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 3 of 19


              Floating Rate Payer
                  Payment Dates:            Early Payment shall be
                                            applicable. The Floating Rate Payer
                                            Payment Dates shall be one Business
                                            Day preceding each Floating Rate
                                            Payer Period End Date.


              Floating Rate Option:         USD-LIBOR-BBA; provided, however,
                                            that if the Floating Rate
                                            determined from such Floating Rate
                                            Option for any Calculation Period
                                            is greater than 10.5% then the
                                            Floating Rate for such Calculation
                                            Period shall be deemed equal to
                                            10.5%

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Act/360

              Reset Dates:                  The first day of each Calculation
                                            Period

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.     Additional Provisions:               1) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the Trade Date of each
                                            Transaction.

                                            2) On each Distribution Date, the
                                            Securities Administrator shall make
                                            available to BSFP via the Securities
                                            Administrator's internet website
                                            (which will initially be located at
                                            http://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement that
                                            indicates the aggregate Certificate
                                            Principal Balance of the Class B-9
                                            Certificates (following application
                                            of any payment in respect of
                                            principal on the Class B-9
                                            Certificates pursuant to the Pooling
                                            and Servicing

Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 4 of 19

                                            Agreement on the Distribution Date
                                            (as defined in the Pooling and
                                            Servicing Agreement) relating to
                                            such Calculation Period). Such
                                            aggregate Certificate Principal
                                            Balance shall be used by BSFP (as
                                            Calculation Agent) as the aggregate
                                            Certificate Principal Balance of
                                            the Class B-9 Certificates for
                                            purposes of calculating the amount,
                                            if any, payable by the Floating
                                            Rate Payer on the next succeeding
                                            Floating Rate Payer Payment Date.
                                            On or after each Reset Date for a
                                            Calculation Period, but in no event
                                            later than the close of business on
                                            the third Business Day preceding
                                            the related Floating Rate Payer
                                            Payment Date, BSFP shall provide
                                            the Securities Administrator and
                                            the Trustee with written notice if
                                            any payment is owed by BSFP to the
                                            Securities Administrator for the
                                            benefit of the related
                                            Certificateholders on such Floating
                                            Rate Payer Payment Date, and the
                                            amount, if any, of such payment.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 5 of 19

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(k) "Termination Currency" means United States Dollars.

3)  Tax Representations.

       (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                     (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                     (ii)   the satisfaction of the agreement contained in
                            Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
                            Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                     (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 6 of 19

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

             BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                        DATE BY WHICH TO
                                      CERTIFICATE                           BE DELIVERED

BSFP and                              Any document required or reasonably   Promptly after the earlier of (i)
the Counterparty                      requested to allow the other party    reasonable demand by either party
                                      to make payments under this           or (ii) learning that such form or
                                      Agreement without any deduction or    document is required
                                      withholding for or on the account
                                      of any Tax or with such deduction
                                      or withholding at a reduced rate

(2) Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider, if
                         any, to perform its
                         obligations under this
                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be


Reference Number: FXSAM68C10
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

BSFP                     An opinion of counsel with      Upon the execution and        Yes
                         respect to the due              delivery of this Agreement
                         authorization, execution and    and such Confirmation
                         enforceability of this
                         Agreement, acceptable to
                         Counterparty.

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address:          One Metrotech Center North,
                                    Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 9 of 19
                  (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland 21045
                   Attention: Client Manager - SAMI 2006-AR8
                   Facsimile: 1-410-715-2380
                   Telephone: 1-410-884-2000

       with a copy to:
                   c/o The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004-2477
                   Attention: Worldwide Securities Services/Structured
                              Finance Services - SAMI II 2006-AR8
                   Attention: Mirela Cabej
                   Facsimile: (212) 623-5930
                   Telephone: (212) 623-4493

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 10 of 19

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

         BSFP:                      Not Applicable

         The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class B-9 Certificates.

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 11 of 19

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         (g) Relationship Between Parties.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 12 of 19

10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with Section 12(a) below or within 10 business days has not complied with Section 12(b) below then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

       (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

       (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iv)   take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 13 of 19

       (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iii)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Rating Agency Condition" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14) Compliance with Regulation AB.

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19

(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19

(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  PAYMENTS TO BSFP:
                                Citibank N.A., NY
                                ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account Number: 102-04654-1-3
                                Attention: Derivatives Department

                                PAYMENTS TO COUNTERPARTY:
                                Wells Fargo Bank, N.A.
                                ABA # 121-000-248
                                A/C 3970771416
                                Account Name: SAS Clearing
                                For further credit to:
                                Acct # 50961101, Interest Rate Cap
                                Account SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer

pwp

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19

                                   SCHEDULE I
               (all such dates subject to adjustment in accordance
                       with the Business Day Convention)

                                                                    CAP
FROM AND INCLUDING       TO BUT EXCLUDING      NOTIONAL AMOUNT     RATE
                                                    (USD)           (%)

  Effective Date           25-Nov-2006           10,458,000.00      100
   25-Nov-2006             25-Dec-2006           10,458,000.00     9.24
   25-Dec-2006             25-Jan-2007           10,458,000.00     9.01
   25-Jan-2007             25-Feb-2007           10,458,000.00     9.11
   25-Feb-2007             25-Mar-2007           10,458,000.00    10.08
   25-Mar-2007             25-Apr-2007           10,458,000.00     9.11
   25-Apr-2007             25-May-2007           10,458,000.00     9.41
   25-May-2007             25-Jun-2007           10,458,000.00     9.11
   25-Jun-2007             25-Jul-2007           10,458,000.00     9.41
   25-Jul-2007             25-Aug-2007           10,458,000.00     9.11
   25-Aug-2007             25-Sep-2007           10,458,000.00     9.11
   25-Sep-2007             25-Oct-2007           10,458,000.00     9.41
   25-Oct-2007             25-Nov-2007           10,458,000.00     9.11
   25-Nov-2007             25-Dec-2007           10,458,000.00     9.41
   25-Dec-2007             25-Jan-2008           10,458,000.00     9.11
   25-Jan-2008             25-Feb-2008           10,458,000.00     9.11
   25-Feb-2008             25-Mar-2008           10,458,000.00     9.74
   25-Mar-2008             25-Apr-2008           10,458,000.00     9.11
   25-Apr-2008             25-May-2008           10,458,000.00     9.41
   25-May-2008             25-Jun-2008           10,458,000.00     9.11
   25-Jun-2008             25-Jul-2008           10,458,000.00     9.41
   25-Jul-2008             25-Aug-2008           10,458,000.00     9.11
   25-Aug-2008             25-Sep-2008           10,458,000.00     9.11
   25-Sep-2008             25-Oct-2008           10,458,000.00     9.41
   25-Oct-2008             25-Nov-2008           10,458,000.00     9.11
   25-Nov-2008             25-Dec-2008           10,458,000.00     9.41
   25-Dec-2008             25-Jan-2009           10,458,000.00     9.10
   25-Jan-2009             25-Feb-2009           10,458,000.00     9.10
   25-Feb-2009             25-Mar-2009           10,458,000.00    10.08
   25-Mar-2009             25-Apr-2009           10,458,000.00     9.10
   25-Apr-2009             25-May-2009           10,458,000.00     9.41
   25-May-2009             25-Jun-2009           10,458,000.00     9.10
   25-Jun-2009             25-Jul-2009           10,458,000.00     9.41
   25-Jul-2009             25-Aug-2009           10,458,000.00     9.10
   25-Aug-2009             25-Sep-2009           10,458,000.00     9.10
   25-Sep-2009             25-Oct-2009           10,458,000.00     9.41
   25-Oct-2009             25-Nov-2009           10,458,000.00     9.10

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19

   25-Nov-2009             25-Dec-2009           10,458,000.00     9.41
   25-Dec-2009             25-Jan-2010           10,458,000.00     9.10
   25-Jan-2010             25-Feb-2010           10,458,000.00     9.10
   25-Feb-2010             25-Mar-2010           10,458,000.00    10.08
   25-Mar-2010             25-Apr-2010           10,458,000.00     9.10
   25-Apr-2010             25-May-2010           10,458,000.00     9.41
   25-May-2010             25-Jun-2010           10,458,000.00     9.10
   25-Jun-2010             25-Jul-2010           10,259,081.57     9.41
   25-Jul-2010             25-Aug-2010           10,010,730.11     9.10
   25-Aug-2010             25-Sep-2010            9,768,306.37     9.10
   25-Sep-2010             25-Oct-2010            9,531,662.16     9.41
   25-Oct-2010             25-Nov-2010            9,300,638.83     9.10
   25-Nov-2010             25-Dec-2010            9,075,144.01     9.41
   25-Dec-2010             25-Jan-2011            8,855,058.50     9.10
   25-Jan-2011             25-Feb-2011            8,640,265.80     9.10
   25-Feb-2011             25-Mar-2011            8,430,630.18    10.08
   25-Mar-2011             25-Apr-2011            8,226,027.92     9.10
   25-Apr-2011             25-May-2011            8,026,348.35     9.41
   25-May-2011             25-Jun-2011            7,831,473.69     9.10
   25-Jun-2011             25-Jul-2011            7,641,288.96     9.41
   25-Jul-2011             25-Aug-2011            7,455,676.05     9.10
   25-Aug-2011             25-Sep-2011            7,274,531.48     9.10
   25-Sep-2011             25-Oct-2011            7,097,748.31     9.41
   25-Oct-2011             25-Nov-2011            6,925,222.12     9.10
   25-Nov-2011             25-Dec-2011            6,756,848.23     9.41
   25-Dec-2011             25-Jan-2012            6,592,530.03     9.10
   25-Jan-2012             25-Feb-2012            6,432,170.40     9.10
   25-Feb-2012             25-Mar-2012            6,275,674.54     9.73
   25-Mar-2012             25-Apr-2012            6,122,949.92     9.10
   25-Apr-2012             25-May-2012            5,973,906.20     9.41
   25-May-2012             25-Jun-2012            5,828,455.21     9.10
   25-Jun-2012             25-Jul-2012            5,686,510.88     9.41
   25-Jul-2012             25-Aug-2012            5,547,989.19     9.10
   25-Aug-2012             25-Sep-2012            5,412,808.13     9.10
   25-Sep-2012             25-Oct-2012            5,280,887.65     9.41
   25-Oct-2012             25-Nov-2012            4,121,719.67     9.10
   25-Nov-2012             25-Dec-2012            4,021,214.15     9.41
   25-Dec-2012             25-Jan-2013            3,923,133.98     9.10
   25-Jan-2013             25-Feb-2013            3,827,421.03     9.10
   25-Feb-2013             25-Mar-2013            3,731,728.41    10.08
   25-Mar-2013             25-Apr-2013            3,427,904.05     9.10
   25-Apr-2013             25-May-2013            3,131,416.25     9.41
   25-May-2013             25-Jun-2013            2,842,089.06     9.10
   25-Jun-2013             25-Jul-2013            2,559,750.73     9.41
   25-Jul-2013             25-Aug-2013            2,284,233.60     9.10
   25-Aug-2013             25-Sep-2013            2,015,374.03     9.10

Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19

   25-Sep-2013             25-Oct-2013            1,753,012.26     9.41
   25-Oct-2013             25-Nov-2013            1,496,992.38     9.10
   25-Nov-2013             25-Dec-2013            1,247,162.19     9.41
   25-Dec-2013             25-Jan-2014            1,003,373.11     9.10
   25-Jan-2014             25-Feb-2014              765,480.14     9.10
   25-Feb-2014             25-Mar-2014              533,341.72    10.08
   25-Mar-2014             25-Apr-2014              306,819.69     9.10
   25-Apr-2014           Termination Date            85,779.18     9.41

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      October 31, 2006

TO: The Bank of New York ("BNY"), not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2006-AR8 (the "Trust")

ATTENTION:                 Mirela Cabej
                           TELEPHONE: 1-212-623-4493
                           FACSIMILE: 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT: Mortgage Derivatives Confirmation and Agreement (SAMI II 2006-AR8 Class A-2 Certificates)

REFERENCE NUMBER(S):       FXSAM68C11

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2006-AR8 ("Counterparty") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and EMC Mortgage Corporation, entered into in connection with the issuance by the Counterparty of certain Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates Series 2006 AR8. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement. Each reference to a "Section" (unless


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Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 2 of 19


specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement") will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional                             Amount: With respect to any
                                            Calculation Period, the lesser of
                                            (i) the amount set forth for such
                                            Calculation Period on Schedule I
                                            attached hereto and (ii) the
                                            aggregate Certificate Principal
                                            Balance of the Class A-2
                                            Certificates as of the first day of
                                            that Calculation Period.

       Trade Date:                          October 26, 2006

       Effective Date:                      October 31, 2006

       Termination Date:                    February 25, 2015, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 October 31, 2006

              Fixed Amount:                 USD 28,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     The Cap Rate set forth for such
                                            Calculation Period on Schedule I

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each month
                                            during the Term of this Transaction,
                                            commencing November 25, 2006 and
                                            ending on the Termination Date,
                                            subject to adjustment in
                                            accordance with the Business Day
                                            Convention.


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October 31, 2006
Page 3 of 19


                Floating Rate Payer
                  Payment Dates: Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.


              Floating                      Rate Option: USD-LIBOR-BBA;
                                            provided, however, that if the
                                            Floating Rate determined from such
                                            Floating Rate Option for any
                                            Calculation Period is greater than
                                            11.5% then the Floating Rate for
                                            such Calculation Period shall be
                                            deemed equal to 11.5%

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Act/360

              Reset Dates:                  The first day of each Calculation
                                            Period

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.     Additional Provisions:               1) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the Trade Date of each
                                            Transaction.

                                            2) On each Distribution Date, the
                                            Securities Administrator shall make
                                            available to BSFP via the Securities
                                            Administrator's internet website
                                            (which will initially be located at
                                            http://www.ctslink.com) a monthly
                                            statement to Certificateholders
                                            prepared by it pursuant to the
                                            Pooling and Servicing Agreement that
                                            indicates the aggregate Certificate
                                            Principal Balance of the Class A-2
                                            Certificates (following application
                                            of any payment in respect of
                                            principal on the Class A-2
                                            Certificates pursuant to the Pooling
                                            and Servicing


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Reference Number: FXSAM68C11
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October 31, 2006
Page 4 of 19


                                            Agreement on the Distribution Date
                                            (as defined in the Pooling and
                                            Servicing Agreement) relating to
                                            such Calculation Period). Such
                                            aggregate Certificate Principal
                                            Balance shall be used by BSFP (as
                                            Calculation Agent) as the aggregate
                                            Certificate Principal Balance of the
                                            Class A-2 Certificates for purposes
                                            of calculating the amount, if any,
                                            payable by the Floating Rate Payer
                                            on the next succeeding Floating Rate
                                            Payer Payment Date. On or after each
                                            Reset Date for a Calculation Period,
                                            but in no event later than the close
                                            of business on the third Business
                                            Day preceding the related Floating
                                            Rate Payer Payment Date, BSFP shall
                                            provide the Securities Administrator
                                            and the Trustee with written notice
                                            if any payment is owed by BSFP to
                                            the Securities Administrator for the
                                            benefit of the related
                                            Certificateholders on such Floating
                                            Rate Payer Payment Date, and the
                                            amount, if any, of such payment.

4.     Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)     Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Section (12) below and then it shall be applicable to BSFP.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.


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October 31, 2006
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(h)    The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

       (i) Market Quotation will apply.

       (ii) The Second Method will apply.

(k)    "Termination Currency" means United States Dollars.

3)     Tax Representations.

       (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agree-ment, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.


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October 31, 2006
Page 6 of 19


       (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

       The following representation will apply to BSFP:

             BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty is a common law trust formed under the laws of the State of New
York

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5)     Documents to be Delivered. For the purpose of Section 4(a):

(1)    Tax forms, documents, or certificates to be delivered are:


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Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 7 of 19



PARTY REQUIRED TO DELIVER             FORM/DOCUMENT/                     DATE BY WHICH TO
DOCUMENT                              CERTIFICATE                        BE DELIVERED

BSFP and                              Any document required or           Promptly after the earlier of (i)
the Counterparty                      reasonably requested to allow      reasonable demand by either party or
                                      the other party to make            (ii) learning that such form or
                                      payments under this Agreement      document is required
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with such
                                      deduction or withholding at a
                                      reduced rate

(2)    Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider, if
                         any, to perform its
                         obligations under this
                         Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be




Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 8 of 19


BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case
                         may be

BSFP                     An opinion of counsel with      Upon the execution and        Yes
                         respect to the due              delivery of this Agreement
                         authorization, execution and    and such Confirmation
                         enforceability of this
                         Agreement, acceptable to
                         Counterparty.

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


6)     Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

       Address for notices or communications to BSFP:

                  Address: 383 Madison Avenue, New York, New York  10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

       with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634


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October 31, 2006
Page 9 of 19


                  (For all purposes)

       Address for notices or communications to the Securities Administrator and the Counterparty:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager - SAMI 2006-AR8
                  Facsimile: 1-410-715-2380
                  Telephone: 1-410-884-2000

       with a copy to:
                  c/o The Bank of New York
                  4 New York Plaza, 6th Floor
                  New York, NY 10004-2477
                  Attention: Worldwide Securities Services/Structured
                             Finance Services - SAMI II 2006-AR8
                  Attention: Mirela Cabej
                  Facsimile: (212) 623-5930
                  Telephone: (212) 623-4493

                  (For all purposes)

(b)    Process Agent.  For the purpose of Section 13(c):

                       BSFP appoints as its
                       Process Agent:            Not Applicable

                       The Counterparty appoints as its
                       Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

       BSFP is not a Multibranch Party.

       The Counterparty is not a Multibranch Party.

(e)    Calculation Agent. The Calculation Agent is BSFP.


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October 31, 2006
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(f)    Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)    Credit Support Provider.

       BSFP:                      Not Applicable

       The Counterparty:          Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law)) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P and Moody's (as each such term is defined in the Pooling and Servicing Agreement) has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class A-2 Certificates.


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October 31, 2006
Page 11 of 19


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

       (g)   Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

             (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

             (2)  Evaluation and Understanding.

             (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

             (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

             (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

             (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

             (5) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in
Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.


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October 31, 2006
Page 12 of 19


10) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11)    Additional Termination Events. Additional Termination Events will apply.

(a) Rating Agency Downgrade. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days of such Rating Agency Downgrade, complied with
Section 12(a) below or within 10 business days has not complied with Section 12(b) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 14(ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Section 14(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12)    Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

       (ii) deliver collateral, and an executed ISDA Credit Support Annex that satisfies the Rating Agency Condition;

       (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

       (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;


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October 31, 2006
Page 13 of 19


       (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

       (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P and "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

13) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by BNY, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement (ii) under no circumstances shall BNY in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding the Trust only.

14)    Compliance with Regulation AB.


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Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 14 of 19


(i) BSFP agrees and acknowledges that Structured Asset Mortgage Investments II Inc. ("SAMI") is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, SAMI requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SAMI, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (1)(a) either (i) provide to SAMI the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to SAMI to incorporation by reference of such current Cap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Cap Financial Disclosure with respect to BSFP or any entity that consolidates BSFP within five days of the release of any such updated Cap Financial Disclosure;
(2) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB; or (3) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Cap Financial Disclosure and any future Cap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Cap Provider.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to SAMI in accordance with clause (iii)(1) of paragraph 14 or causes its affiliate to provide Cap Financial Disclosure to SAMI in accordance with clause
(iii)(3) of paragraph 14, it will indemnify and hold harmless SAMI, its respective directors or officers and any person controlling SAMI, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) If SAMI reasonably requests, BSFP shall provide such other information as may be necessary for SAMI to comply with Item 1115 of Regulation AB.


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Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 15 of 19


(vi) SAMI shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of SAMI's rights explicitly specified in this paragraph 14.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS FINANCIAL PRODUCTS INC. IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:       PAYMENTS TO BSFP:
                                     Citibank N.A., NY
                                     ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp.
                                     Account Number: 0925-3186, for further
                                     credit to Bear Stearns Financial Products
                                     Inc. Sub-account Number: 102-04654-1-3
                                     Attention: Derivatives Department

                                     PAYMENTS TO COUNTERPARTY:
                                     Wells Fargo Bank, N.A.
                                     ABA # 121-000-248
                                     A/C 3970771416
                                     Account Name: SAS Clearing
                                     For further credit to:
                                     Acct # 50961101, Interest Rate Cap Account
                                     SAMI 06-AR8

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 16 of 19


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2006-AR8
By: The Bank of New York, not individually but solely as Trustee



By:  /s/ Mirela Cabej
     ---------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer

Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 17 of 19


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)


                                                        NOTIONAL        CAP
          FROM AND                 TO BUT                AMOUNT         RATE
          INCLUDING              EXCLUDING                (USD)         (%)
       --------------           -----------         --------------     -----
       Effective Date           25-Nov-2006         243,840,000.00      100
        25-Nov-2006             25-Dec-2006         237,975,199.46     10.5
        25-Dec-2006             25-Jan-2007         232,918,646.88     10.5
        25-Jan-2007             25-Feb-2007         227,975,865.05     10.5
        25-Feb-2007             25-Mar-2007         223,151,541.47     10.5
        25-Mar-2007             25-Apr-2007         218,420,777.02     10.5
        25-Apr-2007             25-May-2007         213,781,449.82     10.5
        25-May-2007             25-Jun-2007         209,231,716.28     10.5
        25-Jun-2007             25-Jul-2007         204,768,419.77     10.5
        25-Jul-2007             25-Aug-2007         200,388,305.35     10.5
        25-Aug-2007             25-Sep-2007         196,087,717.55     10.5
        25-Sep-2007             25-Oct-2007         191,866,129.58     10.5
        25-Oct-2007             25-Nov-2007         187,717,987.20     10.5
        25-Nov-2007             25-Dec-2007         183,635,218.10     10.5
        25-Dec-2007             25-Jan-2008         179,630,488.88     10.5
        25-Jan-2008             25-Feb-2008         175,697,452.61     10.5
        25-Feb-2008             25-Mar-2008         171,829,879.84     10.5
        25-Mar-2008             25-Apr-2008         168,022,585.42     10.5
        25-Apr-2008             25-May-2008         164,259,813.60     10.5
        25-May-2008             25-Jun-2008         160,523,830.52     10.5
        25-Jun-2008             25-Jul-2008         156,793,056.08     10.5
        25-Jul-2008             25-Aug-2008         153,131,239.63     10.5
        25-Aug-2008             25-Sep-2008         149,536,640.86     10.5
        25-Sep-2008             25-Oct-2008         145,982,067.30     10.5
        25-Oct-2008             25-Nov-2008         142,489,601.64     10.5
        25-Nov-2008             25-Dec-2008         139,013,565.43     10.5
        25-Dec-2008             25-Jan-2009         135,558,394.19     10.5
        25-Jan-2009             25-Feb-2009         132,113,586.31     10.5
        25-Feb-2009             25-Mar-2009         128,643,173.00     10.5
        25-Mar-2009             25-Apr-2009         125,170,910.23     10.5
        25-Apr-2009             25-May-2009         121,680,216.53     10.5
        25-May-2009             25-Jun-2009         118,147,291.78     10.5
        25-Jun-2009             25-Jul-2009         114,668,566.25     10.5
        25-Jul-2009             25-Aug-2009         111,251,355.72     10.5
        25-Aug-2009             25-Sep-2009         107,899,829.16     10.5
        25-Sep-2009             25-Oct-2009         104,618,294.90     10.5
        25-Oct-2009             25-Nov-2009         101,408,616.06     10.5

Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 18 of 19


        25-Nov-2009             25-Dec-2009          98,271,848.56     10.5
        25-Dec-2009             25-Jan-2010          95,208,576.85     10.5
        25-Jan-2010             25-Feb-2010          92,218,241.52     10.5
        25-Feb-2010             25-Mar-2010          89,298,295.83     10.5
        25-Mar-2010             25-Apr-2010          86,448,041.03     10.5
        25-Apr-2010             25-May-2010          83,665,944.89     10.5
        25-May-2010             25-Jun-2010          80,949,909.47     10.5
        25-Jun-2010             25-Jul-2010          78,843,039.43     10.5
        25-Jul-2010             25-Aug-2010          76,934,410.09     10.5
        25-Aug-2010             25-Sep-2010          75,071,336.49     10.5
        25-Sep-2010             25-Oct-2010          73,252,679.62     10.5
        25-Oct-2010             25-Nov-2010          71,477,220.33     10.5
        25-Nov-2010             25-Dec-2010          69,744,248.77     10.5
        25-Dec-2010             25-Jan-2011          68,052,848.74     10.5
        25-Jan-2011             25-Feb-2011          66,402,125.06     10.5
        25-Feb-2011             25-Mar-2011          64,791,034.48     10.5
        25-Mar-2011             25-Apr-2011          63,218,626.27     10.5
        25-Apr-2011             25-May-2011          61,684,049.93     10.5
        25-May-2011             25-Jun-2011          60,186,400.23     10.5
        25-Jun-2011             25-Jul-2011          58,724,793.49     10.5
        25-Jul-2011             25-Aug-2011          57,298,322.13     10.5
        25-Aug-2011             25-Sep-2011          55,906,190.89     10.5
        25-Sep-2011             25-Oct-2011          54,547,577.78     10.5
        25-Oct-2011             25-Nov-2011          53,221,680.40     10.5
        25-Nov-2011             25-Dec-2011          51,927,694.29     10.5
        25-Dec-2011             25-Jan-2012          50,664,876.93     10.5
        25-Jan-2012             25-Feb-2012          49,432,481.96     10.5
        25-Feb-2012             25-Mar-2012          48,229,780.83     10.5
        25-Mar-2012             25-Apr-2012          47,056,062.36     10.5
        25-Apr-2012             25-May-2012          45,910,632.36     10.5
        25-May-2012             25-Jun-2012          44,792,813.19     10.5
        25-Jun-2012             25-Jul-2012          43,701,943.36     10.5
        25-Jul-2012             25-Aug-2012          42,637,377.21     10.5
        25-Aug-2012             25-Sep-2012          41,598,484.44     10.5
        25-Sep-2012             25-Oct-2012          40,584,649.82     10.5
        25-Oct-2012             25-Nov-2012          40,584,649.82     10.5
        25-Nov-2012             25-Dec-2012          40,584,649.82     10.5
        25-Dec-2012             25-Jan-2013          40,370,410.93     10.5
        25-Jan-2013             25-Feb-2013          39,385,491.37     10.5
        25-Feb-2013             25-Mar-2013          38,424,347.18     10.5
        25-Mar-2013             25-Apr-2013          37,486,408.26     10.5
        25-Apr-2013             25-May-2013          36,571,118.13     10.5
        25-May-2013             25-Jun-2013          35,677,933.59     10.5
        25-Jun-2013             25-Jul-2013          34,806,324.41     10.5
        25-Jul-2013             25-Aug-2013          33,955,773.02     10.5
        25-Aug-2013             25-Sep-2013          33,125,774.22     10.5

Reference Number: FXSAM68C11
Structured Asset Mortgage Investments II Trust 2006-AR8
October 31, 2006
Page 19 of 19


        25-Sep-2013             25-Oct-2013          32,315,834.87     10.5
        25-Oct-2013             25-Nov-2013          31,525,473.61     10.5
        25-Nov-2013             25-Dec-2013          30,754,220.58     10.5
        25-Dec-2013             25-Jan-2014          30,001,617.15     10.5
        25-Jan-2014             25-Feb-2014          29,267,215.64     10.5
        25-Feb-2014             25-Mar-2014          28,550,579.06     10.5
        25-Mar-2014             25-Apr-2014          27,851,280.88     10.5
        25-Apr-2014             25-May-2014          27,168,904.74     10.5
        25-May-2014             25-Jun-2014          26,503,044.26     10.5
        25-Jun-2014             25-Jul-2014          25,853,302.74     10.5
        25-Jul-2014             25-Aug-2014          25,219,292.99     10.5
        25-Aug-2014             25-Sep-2014          24,600,637.05     10.5
        25-Sep-2014             25-Oct-2014          23,996,966.02     10.5
        25-Oct-2014             25-Nov-2014          23,407,919.80     10.5
        25-Nov-2014             25-Dec-2014          22,833,146.91     10.5
        25-Dec-2014             25-Jan-2015          22,272,304.28     10.5
        25-Jan-2015           Termination Date       21,725,057.02     10.5

AMBAC
                                                                     Ambac Assurance Corporation
CERTIFICATE GUARANTY INSURANCE POLICY                                One State Street Plaza, 15th Floor
                                                                     New York, New York 10004
                                                                     Telephone: (212) 668-0340

Insured Obligations:                                                 Policy Number: AB1043BE
   Structured Asset Mortgage Investments II Trust 2006-AR8,
   Class A-6B Mortgage Pass-Through Certificates,
   Series 2006-AR8                                                   Premium:
                                                                      As specified in the endorsement
                                                                      attached hereto and made a part
                                                                      hereof.

AMBAC ASSURANCE CORPORATION (AMBAC), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for the Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payment of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery, if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reasons including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/ Robert J. Genader                               /s/ Anne G. Gill
---------------------                               ----------------------------
President                                           Secretary


                                                    /s/ Patrick E. McCormick
                                                    ----------------------------
Effective Date:   October 31, 2006                  Authorized Representative

                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming part of                  Effective Date of Endorsement:
Certificate Guaranty Insurance                                 October 31, 2006
Policy #AB1043BE issued to:


The Bank of New York,
as Trustee for the Holders of
Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage
Pass-Through Certificates, Series 2006-AR8,
Class A-6B Certificates


         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean, for purposes of the Policy, the Pooling Agreement.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of New York, the State of Maryland or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

          "Class A-6B Certificates" shall mean Structured Asset Mortgage Investments II Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8, Class A-6B Certificates, substantially in the form set forth in Exhibit A-1 to the Agreement.

         "Deficiency Amount" shall mean (a) for any Distribution Date prior to the Final Distribution Date, the sum of (1) the excess, if any, of the Current Interest on the Insured Certificates over the amount of Available Funds to pay the Current Interest on the Insured Certificates on such Distribution Date, and
(2) the amount, if any, of any Realized Losses allocable to the Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and (b) for the Final Distribution Date, the sum of (x) the amount set forth in clause (a) above and (y) the outstanding Current Principal Amount of the Insured Certificates, after giving effect to all payments of principal on the Insured Certificates on such Final Distribution Date, other than pursuant to a claim on the Policy on that Distribution Date.

         "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in November 2006.

         "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

         "Final Distribution Date" shall mean the Distribution Date occurring in October 2037.

         "First Distribution Date" shall mean the Distribution Date on November 27, 2006.

         "Holder" shall mean the registered owner or beneficial owner of an Insured Certificate, but shall not include the Trustee, the Sponsor, the Depositor, the Master Servicer, the Securities Administrator, the Servicer or any of their respective affiliates, unless otherwise agreed to by the Certificate Insurer.

         "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

         "Insured Certificates" shall mean the Class A-6B Certificates.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Certificate Insurer to the Securities Administrator in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Late Payment Rate" shall mean for any Distribution Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Insured Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, from the Securities Administrator specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

         "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

         "Pooling Agreement" shall mean the Pooling and Agreement, dated October 1 2006, among Structured Asset Mortgage Investments II Inc., as Depositor, EMC Mortgage Corporation, as Sponsor, The Bank of New York, as Trustee and Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, as such agreement may be amended, modified or supplemented from time to time.

         "Preference Amount" shall mean any payment of principal or interest on an Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the

Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

         "Premium" shall mean the amount payable to the Certificate Insurer on each Distribution Date calculated at the Premium Percentage.

         "Premium Percentage" shall mean 0.08% per annum.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 6.01 of the Agreement, plus (ii) interest accrued thereon, calculated at the related Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made.

         "Securities Administrator" shall mean Wells Fargo Bank, National Association or its successor-in-interest, in its capacity as Securities Administrator under the Agreement, or if any successor securities administrator shall be appointed as provided therein, then "Securities Administrator" shall also mean such successor securities administrator, as the case may be, subject to the provisions thereof.

         "Trustee" shall mean The Bank of New York or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

         Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Certificate Insurer, to the extent required under the Agreement.

         Notwithstanding any other provision of the Policy, the Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended or corrected Notice.

         The Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee, Securities Administrator or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee, Securities Administrator or

Holder (the "Order"), (ii) a notice by or on behalf of the Trustee, Securities Administrator or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee, Securities Administrator or Holder, as applicable, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee, Securities Administrator or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and (iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee, Securities Administrator; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Insured Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i),
(ii), (iii) and (iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

         The Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

         The Policy does not cover Prepayment Interest Shortfalls, Basis Risk Shortfalls, or any shortfalls resulting from Net Deferred Interest or the application of the Relief Act or similar state laws, allocated to the Insured Certificates, nor does the Policy guarantee to the Holders of the Insured Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC, the Securities Administrator or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Securities Administrator to make any payment required under the Agreement to the Holders of the Insured Certificates. The Policy will not cover any reduction in the amount of Current Interest payable to the holders of the Insured Certificates on any Distribution Date due to the Pass-Through Rate for the Insured Certificates exceeding the Net Rate Cap for the Insured Certificates on such Distribution Date.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Distribution Date as provided in Section 4.03 of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Certificate Insurer thereunder will terminate without any action on the part of the Certificate Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Certificates have been paid in full and (ii) the Final Distribution Date. Upon termination of the Policy, the Trustee or the Securities Administrator shall deliver the original of the Policy to the Certificate Insurer.

         No person other than the Securities Administrator shall be entitled to present the Notice.

         No waiver of any rights or powers of the Certificate Insurer, the Holders, the Securities Adminstrator or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The Certificate Insurer's obligations under the Policy will be discharged to the extent that funds are received by the Securities Administrator from the Certificate Insurer for payment to the holders of the Insured Certificates whether or not those funds are properly paid by the Securities Administrator. Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Insured Certificates, unless the acceleration is at the sole option of the Certificate Insurer.

         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.



/s/ Kathleen A. Drennen                    /s/ Patrick E. McCormick
--------------------------------           ------------------------------------
Assistant Secretary                        First Vice President

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB1043BE


                         NOTICE OF NONPAYMENT AND DEMAND
              FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                                              Date: [         ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB1043BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc., as Depositor, EMC Mortgage Corporation, as Sponsor, The Bank of New York, as Trustee and Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, as the case may be, unless the context otherwise requires.

         The Securities Administrator hereby certifies as follows:

                  The Securities Administrator is the Securities Administrator under the Agreement for the Holders.

                  The relevant Distribution Date is [date].

                  Payment on the Insured Certificates in respect of the
                           Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.


                  [There is an Insured Amount of $______________ in respect of the Class A-6B Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.]

                           [There is a Preference Amount of $______________ in respect of the Class A-6B Certificates, which is due and payable pursuant to the terms of the Agreement.]

                  The Securities Administrator has not heretofore made a
                           demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

                  The Securities Administrator hereby requests the payment
                           of the [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under


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                           the Policy and directs that payment under
                           the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: ______________________________ (Securities
                           Administrator's account number).

                  The Securities Administrator hereby agrees that,
                           following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A-6B Certificates when due;
                           (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Account and not commingle such funds with other funds held by Securities Administrator (except to move funds from the Policy Account to the Distribution Account pursuant to Section 4.08 of the Pooling Agreement) and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                        By:
                                              ---------------------------------
                                              Securities Administrator


                                        Title:
                                              ---------------------------------
                                              (Officer)




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